PIMCO
FUNDS



PACIFIC
INVESTMENT                    [ARTWORK APPEARS HERE]
MANAGEMENT
SERIES


ANNUAL REPORT
March 31, 1998

Contents

Chairman's Message ...........................................1

Market Review ................................................2

An Interview with William Gross ..............................3

Financial Highlights ........................................24

Statement of Assets and Liabilities .........................32

Statement of Operations .....................................35

Statement of Changes in Net Assets ..........................38

Statement of Cash Flows .....................................44

Notes to Financial Statements ..............................103


                                                            Fund     Schedule of
                                                           Summary   Investments

Total Return Fund ............................................4          45
Total Return Fund II .........................................5          58
Total Return Fund III ........................................6          60
Total Return Mortgage Fund ...................................7          63
Moderate Duration Fund .......................................8          64
Low Duration Fund ............................................9          67
Low Duration Fund II ........................................10          72
Low Duration Fund III .......................................11          74
Low Duration Mortgage Fund ..................................12          75
Short-Term Fund .............................................13          76
Long-Term U.S. Government Fund ..............................14          78
Real Return Bond Fund .......................................15          80
Foreign Bond Fund ...........................................16          81
Global Bond Fund ............................................17          85
Global Bond Fund II .........................................23          88
Emerging Markets Bond Fund ..................................18          91
High Yield Fund .............................................19          93
Money Market Fund ...........................................20          97
StocksPLUS Fund .............................................21          98
Strategic Balanced Fund .....................................22         101

Chairman's Letter


Dear PIMCO Funds Shareholder:

Both the stock and bond markets posted strong returns for the one-year period ended March 31, 1998, surprising many investors. The stock market, as measured by the Standard & Poor's 500 Index of stocks, rose a remarkable 48%, and the overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 12% return.

POSITIVE CONDITIONS CONTINUE The last twelve months have been fruitful for both fixed income and equity investors, who experienced overall positive results. There have been ups and downs along the way, however. Last October, the Dow Jones Industrial Average fell 554 points in reaction to the mounting financial crisis in Asia, and the ripple effects continue in the form of market volatility. But, for the most part, investors have taken these events in stride, adhering to a long-term investment horizon.

Bond yields fluctuated in a fairly narrow range throughout 1997 and early this year. We expect this trend to persist, as long-term interest rates should remain between 5 and 7% through the year 2000. Given this environment, we believe bonds will post good returns in the coming several years.

LOOKING AHEAD As we enter the second quarter of 1998, there are few signs to indicate that the financial markets are going to stop their ascent, although we don't foresee it maintaining this feverish pace. Steady, if not slowing, economic growth, combined with relatively low inflation and interest rates, are close to ideal conditions for a sustained bond bull market. However, stock market valuations are at record highs, and events perceived as negative by investors could lead to increased volatility in the equity market.

On the next pages you will find a more complete review of the bond and stock markets, followed by a recent interview with Bill Gross, a managing director and founder of Pacific Investment Management Company, and portfolio manager for several of the Funds, including our flagship Total Return Fund.

As always, we appreciate the trust you have placed in us, and we will continue to work hard to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager, or call us at 1-800-927-4648. Or, visit our Web site at www.pimcofunds.com.



Sincerely,


/s/ Brent R. Harris


Brent R. Harris
Chairman of the Board

April 23, 1998


                                                           1998 Annual Report  1

Market Review


The Bond Market
Smooth Sailing Ahead?

The bull market reached beyond equities this past year, as the bond market also posted impressive returns. Bond prices rose during 1997, as long-term interest rates fell from 7.1% to 5.9%. High yield bonds led the bond market rally, and almost every sector of the fixed income market participated.

There were several factors that contributed to the bond market's performance in 1997, including the strong U.S. dollar, the potential for a slowing U.S. economy due to the Asian financial crisis, low inflation, and a reduced threat of a Federal Reserve interest rate hike. In addition, the volatility in the stock market, combined with portfolio rebalancing stemming from strong equity performance, caused many investors to reallocate assets into bonds.

While yields were steady during the first three months of 1998, all was not quiet on the fixed income front. Much of the excitement revolved around investors trying to decipher what impact the Asian crisis would have on the U.S. economy. The U.S. bond market rallied at the beginning of the year, as investors from around the globe worried about the events in Asia and took shelter in the safe haven of U.S. Treasury securities.

In February, interest rates increased on signs that the U.S. economy was stronger than many had expected, which ignited fears that inflation pressures were building. However, many of those fears were alleviated in March, when statistics indicated that inflation was still muted. The bond market then rallied back to yield levels where it started the year.

Looking ahead, the Asian crisis and an underlying global glut of goods are key pieces in the link towards lower yields and higher bond prices. As a result, we believe that U.S. inflation could dip below 1% and U.S. Treasury bonds could approach 5% over the next 12-18 months. For additional details on our bond market outlook, please refer to the interview with Bill Gross on the following page.

After surging in early 1997, interest rates fell causing bond prices to rise.

                           [LINE GRAPH APPEARS HERE]


                30-Year Treasury Rates, Monthly (4/97 to 3/98)


7.126
7.169
7.056
7.145
6.877
6.893
6.9
6.989
6.908
6.776
6.726
6.663
6.744
6.629
6.531
6.532
6.456
6.456
6.636
6.548
6.651
6.612
6.643
6.588
6.379
6.368
6.295
6.431
6.44
6.274
6.154
6.156
6.114
6.034
6.055
6.085
5.926
5.923
5.901
5.839
5.729
5.81
5.971
5.801
5.921
5.85
5.872
5.924
6.02
5.894
5.886
5.959



The Stock Market

Better-Than-Expected Returns

As the first quarter of 1998 ended, the U.S. stock market exceeded most investors expectations by posting very strong gains. The Standard & Poor's 500 Index returned 13.9% during the quarter. The market rebounded from fears that the Asian crisis would hinder U.S. corporate profits for an extended period.

Evidence of a strong domestic economy, a benign inflation environment, and a favorable interest rate outlook prompted the market to look beyond several first-quarter earnings disappointments from some of America's largest companies. Stock market investors were truly forward-looking, as they believed that the current economic backdrop would allow healthy corporate earnings growth later this year and into 1999. In fact, investors seemed to fear not being fully invested in the stock market at all times. Money that was flowing out of companies that were providing disappointing results was simply reinvested in other stocks that were still performing well.

Despite disappointing earnings announcements from companies such as Intel and Motorola, the technology sector provided very strong returns early in 1998's first quarter, rebounding from a weak fourth quarter in 1997. Financial stocks also performed well, amid strong profits and takeover activity.

Strong equity returns were not limited to the U.S. markets. Many European stocks soared, as investors embraced the low inflation, low interest rate environment, and signaled their approval for the ongoing wave of corporate restructuring. Several Asian markets rebounded vigorously in the first quarter of 1998 from their dismal performances of 1997. However, the troubles in Asia have probably not run their course, which could lead to further volatility in these markets.

Looking ahead, we are cautiously optimistic about the prospects for the stock market. The current environment is positive, but we could see an acceleration in market unrest if inflation and interest rates move upwards. Given this scenario, it's important for investors to maintain a long-term outlook.


Despite some bumps in the road, stocks continued their seven year climb.

                           [LINE GRAPH APPEARS HERE]

                     S&P 500 Index, Monthly (4/97 - 3/98)

 757.9
 737.65
 766.34
 765.37
 812.97
 824.78
 829.75
 847.03
 848.28
 858.01
 893.27
 898.7
 887.3
 916.92
 916.68
 915.3
 938.79
 947.14
 933.54
 900.81
 923.54
 899.47
 929.05
 923.91
 950.51
 945.22
 965.03
 966.98
 944.16
 941.64
 914.62
 927.51
 928.35
 963.09
 955.4
 983.79
 953.39
 946.78
 936.46
 975.04
 927.69
 961.51
 957.59
 980.28
1012.46
1020.09
1034.21
1049.34
1055.69
1068.59
1099.16
1095.44


2   PIMCO Funds

PIMCO Funds


Managing Director and Founder of Pacific Investment Management Company William Gross

                                                       [PICTURE OF WILLIAM GROSS
                                                              APPEARS HERE]

William Gross is a Managing Director and founder of Pacific Investment Management Company, a PIMCO Advisors institutional investment firm. He is also the portfolio manager of several of the PIMCO Funds, including the highly-rated PIMCO Total Return, Low Duration, and Short-Term Funds and is leader of the team that manages the StocksPLUS Fund. Mr. Gross' views on the financial markets are regularly featured in The Wall Street Journal, Barron's, Money magazine and The New York Times. We recently spoke with him regarding his latest outlook for the economy and the bond market.


Q:   How would you describe economic conditions in the United States?

A: The current environment is quite unique for a variety of reasons. First, we've experienced eight years of economic growth with seemingly no end in sight. Second, there have been three consecutive years of 20-plus percent gains in the stock market, with the public expecting more than 30 percent return annually through the turn of the century. But, the most dramatic difference is that inflation is declining in the face of 4.7 percent unemployment-the tightest job market in decades. Historically, declining unemployment levels have triggered increasing rates of inflation.

Q:   Does this mean you feel inflation is on the upswing?

A: Not at all. The Asian crisis has helped contain inflation, and it will continue to affect U.S. prices. Because of the dramatic depreciation of many Asian currencies against the dollar, the prices of many goods imported from that region have declined noticeably. Those price declines have in turn helped keep the cost of many U.S. manufactured goods down as well. If, as I expect, U.S. economic growth is substantially affected by the Asian crisis, then unemployment will likely increase in coming months, helping to alleviate wage pressures.

Q:   How long could the current economic climate last?

A: Despite the fact that the Asian crisis may hinder world economic growth for perhaps one to two years, there is little reason to believe that the U.S. dollar can continue to appreciate at 10 to 15 percent annually as it has in the recent past. Absent those types of gains, the inflation-lowering impact of reduced import prices may fade beginning next year.

Q:   What are your current predictions for the global economy?

A: I believe that U.S. consumers, supported by high employment, gains in real personal income, and asset appreciation, will sustain U.S. economic growth at a steady pace over the next six to nine months. However, the Asian crisis has placed us in a period of global glut, meaning that there are too many goods being produced relative to demand. As I believe that this glut is more than cyclical in nature, I expect that Asia and the rest of the world will go through a period of slower than average growth for the next several years.

Q:   What do you think will happen in the bond market?

A: Along with the worldwide slowdown in growth will be sharply lower commodity prices and pressure on corporate profit margins, which should trigger even lower inflation and a continuation of the bond bull market. Over the next 12-18 months, U.S. inflation is likely to dip below 1% and U.S. Treasury bonds could approach 5%. The Asian crisis, its conflicting solutions, and the underlying global glut are key pieces in the link towards lower yields and higher bond prices.

Q: What is your strategy for the flagship PIMCO Total Return Fund going forward?

A: We will underweight the investment grade corporate sector of the Fund's portfolio, as we see corporate profits slowing and these bonds' returns trailing those of U.S. government securities. Our international holdings will remain selective, as we feel that foreign bonds currently offer less value than domestic issues. The portfolio will, however, retain a small exposure to debt in those emerging market countries that we believe are well insulated from any further Asian turmoil.

     The views of Mr. Gross are not indicative of any past or future performance of a PIMCO Fund.


                                                            1998 Annual Report 3

PIMCO Total Return Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:

Primarily intermediate-term investment grade bonds.

Duration:

5.0 years

Total Net Assets:

$18,092 million


Sector Breakdown:*
                           [PIE CHART APPEARS HERE]

                     Mortgage-Backed Securities     42.5%
                     Corporate Bonds and Notes      23.4%
                     Short-Term Instruments         15.0%
                     U.S. Government Agencies        6.2%
                     Asset-Backed Securities         4.9%
                     Other                           8.0%

Quality Breakdown:*
                           [PIE CHART APPEARS HERE]

                               AAA          80%
                               AA            2%
                               A             9%
                               BBB           5%
                               BB            4%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998


                                                                                           Lipper Intermediate
                       Inst'l Class       Admin. Class        Lehman Brothers              Investment Grade
                       (Incep. 5/11/87)   (Incep. 9/7/94)     Aggregate Bond Index         Debt Fund Average
----------------------------------------------------------------------------------------------------------------
1 Year                     12.63%             12.36%                11.98%                       10.78%
3 Years*                   10.10%              9.86%                 9.18%                        8.36%
5 Years*                    7.78%               --                   6.94%                        6.17%
10 Years*                   9.96%               --                   8.94%                        8.26%
Since Inception*            9.82%              9.37%                  --                            --

* Annualized


                   CUMULATIVE RETURNS THROUGH MARCH 31, 1998
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                                               Lehman Brothers
                   Total Return                Aggregate Bond
  MONTH                Fund                          Index
  -----            -------------               ---------------
05/31/87            5,000,000.00                5,000,000.00
06/30/87            5,063,956.34                5,068,813.30
09/30/87            4,913,547.24                4,930,537.52
12/31/87            5,153,725.88                5,217,151.39
06/30/88            5,451,096.95                5,476,986.50
09/30/88            5,574,381.00                5,586,211.37
12/31/88            5,637,131.44                5,628,570.50
03/31/89            5,697,790.05                5,692,677.23
06/30/89            6,168,243.70                6,146,130.88
09/30/89            6,221,536.05                6,215,431.06
12/31/89            6,440,082.87                6,446,377.56
03/31/90            6,344,778.35                6,395,092.18
06/30/90            6,569,704.69                6,628,797.71
09/30/90            6,578,457.98                6,685,601.14
12/31/90            6,958,353.92                7,023,987.28
03/31/91            7,216,807.61                7,220,851.73
06/30/91            7,401,768.00                7,338,029.08
09/30/91            7,894,693.54                7,754,803.95
12/31/91            8,319,146.95                8,148,045.96
03/31/92            8,292,135.33                8,043,852.25
06/30/92            8,616,471.95                8,368,443.26
09/30/92            9,043,979.79                8,727,927.81
12/31/92            9,129,278.40                8,751,136.07
03/31/93            9,560,206.46                9,112,892.76
06/30/93            9,876,645.33                9,354,550.77
09/30/93           10,204,889.62                9,598,643.21
12/31/93           10,271,501.07                9,604,323.55
03/31/94            9,995,399.21                9,329,070.37
06/30/94            9,814,015.06                9,232,829.14
09/30/94            9,917,752.98                9,289,145.68
12/31/94            9,904,417.17                9,324,201.51
03/31/95           10,417,455.79                9,794,533.89
06/30/95           10,929,712.70               10,391,294.47
09/30/95           11,244,354.79               10,595,299.92
12/31/95           11,863,137.98               11,046,806.02
03/31/96           11,578,391.40               10,850,915.35
06/30/96           11,683,872.98               10,912,587.64
09/30/96           11,973,192.96               11,114,483.25
12/31/96           12,419,446.40               11,447,838.22
03/31/97           12,342,925.19               11,383,893.79
06/30/97           12,843,893.73               11,801,967.02
09/30/97           13,301,627.11               12,194,072.97
12/31/97           13,681,811.85               12,553,070.63
03/31/98           13,902,210.91               12,747,338.35

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 6/1/87, the first full month following the Fund's Institutional Class inception on 5/11/87, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/7/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Fund's Institutional Class shares outperformed the Lehman Brothers
     Aggregate Bond Index for the fiscal year, returning 12.63% compared to 11.98% for the benchmark.

 .    The Fund's duration was held longer than its benchmark for much of the period which added to returns as yields fell across the curve in the latter half of 1997.

 .    The Fund's emphasis on intermediate maturity holdings during most of the period enhanced relative performance as this segment of the yield curve experienced declines of about 100 basis points.

 .    The Fund's underweight of Treasuries added slightly to performance as
     Treasuries underperformed on a duration-adjusted basis during the fiscal year.

 .    The Fund maintained an overweighted allocation to mortgages which outperformed during the period as investors were attracted to their initial higher yields which led to spread tightening, further enhancing sector performance.

 .    Limited emerging market and high yield bond exposure added to relative returns as yield spreads versus Treasuries contracted on higher-quality, below-investment-grade corporate bonds and select holdings in South American and Pacific Rim countries.

 .    The Fund's international debt holdings slightly detracted from performance as yield enhancement was difficult to achieve due to similar real yields among developed countries.




4  PIMCO Funds

PIMCO Total Return Fund II


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------


Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:

Primarily intermediate-term investment grade bonds with quality and foreign issuer restrictions.

Duration:

5.5 years

Total Net Assets:

$590 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                   Mortgage-Backed Securities  55.4%
                   Corporate Bonds and Notes   21.9%
                   Short-Term Instruments      17.8%
                   Asset-Backed Securities      4.7%
                   U.S. Government Agencies     0.2%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                   AAA                           81%
                   AA                             2%
                   A                              9%
                   BBB                            7%
                   BB                             1%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                                                                                          Lipper Intermediate
                   Inst'l Class         Admin. Class         Lehman Brothers              Investment Grade
                   (Incep. 12/30/91)   (Incep. 11/30/94)     Aggregate Bond Index         Debt Fund Average
---------------------------------------------------------------------------------------------------------------
1 Year                 11.99%              11.71%                 11.98%                      10.78%
3 Years*                9.55%               9.27%                  9.18%                       8.36%
5 Years*                7.42%                 --                   6.94%                       6.17%
Since Inception*        8.21%              10.09%                    --                          --

* Annualized


                   CUMULATIVE RETURNS THROUGH MARCH 31, 1998
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                                       Lehman Brothers
                     Total Return      Aggregate Bond
 MONTH                 Fund II              Index
========             ============      ===============
12/31/91             5,000,000.00        5,000,000.00
03/31/92             4,937,872.54        4,936,062.15
06/30/92             5,149,979.44        5,135,245.49
09/30/92             5,437,040.85        5,355,841.05
12/31/92             5,471,600.16        5,370,082.66
03/31/93             5,719,996.80        5,592,072.50
06/30/93             5,920,354.14        5,740,364.51
09/30/93             6,093,001.53        5,890,150.38
12/31/93             6,067,801.62        5,893,636.09
03/31/94             5,910,177.59        5,724,728.61
06/30/94             5,845,103.89        5,665,670.75
09/30/94             5,896,835.44        5,700,229.06
12/31/94             5,933,421.21        5,721,740.86
03/31/95             6,223,521.86        6,010,357.53
06/30/95             6,551,568.81        6,376,556.12
09/30/95             6,717,352.56        6,501,742.85
12/31/95             7,059,284.02        6,778,806.89
03/31/96             6,882,876.95        6,658,599.74
06/30/96             6,917,298.83        6,696,444.58
09/30/96             7,079,836.65        6,820,336.62
12/31/96             7,331,445.66        7,024,897.92
03/31/97             7,305,830.65        6,985,658.80
06/30/97             7,571,276.14        7,242,206.95
09/30/97             7,837,156.08        7,482,820.44
12/31/97             8,063,867.49        7,703,117.22
03/31/98             8,181,805.94        7,822,328.45

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    Fund performance matched the Lehman Brothers Aggregate Bond Index for the fiscal year, at 11.99% versus 11.98% for the benchmark.

 .    The Fund's above-index duration added to performance as yields fell across the curve in the latter half of 1997.

 .    A focus on intermediate maturity holdings during most of the period enhanced returns as this segment of the yield curve fell about 100 basis points.

 .    In response to historically narrow yield spreads, the corporate sector was underweighted throughout the period which placed a drag on relative performance as generally stable spreads and an initial yield advantage caused the corporate sector to post relatively strong returns, however, the strategy did pay off in the fourth quarter of 1997 when the Asian crisis broke and investors sought protection in high quality securities.

 .    The Fund's Treasury positions detracted slightly from performance as
     Treasuries underperformed on a duration-adjusted basis during the fiscal year.

 .    The Fund maintained an overweighted allocation to the mortgage sector which outperformed as investors were attracted to higher yields offered by mortgaged-backed securities.

                                                           1998 Annual Report  5

PIMCO Total Return Fund III


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:

Primarily intermediate-term investment grade bonds with prohibitions on firms engaged in socially sensitive practices.

Duration:

5.0 years

Total Net Assets:

$365 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                    Mortgage-Backed Securities  42.6%
                    Corporate Bonds and Notes 29.4%
                    Short-Term Instruments    16.4%
                    U.S. Government Agencies   6.7%
                    Other                      4.9%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                    AAA                        94%
                      A                         4%
                    BBB                         2%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                                                                                          Lipper Intermediate
                    Inst'l Class       Admin. Class            Lehman Brothers            Investment Grade
                    (Incep. 5/1/91)    (Incep. 4/11/97)        Aggregate Bond Index       Debt Fund Average
---------------------------------------------------------------------------------------------------------------
1 Year                 12.62%                -                    11.98%                       10.78%
3 Years*                9.79%                -                     9.18%                        8.36%
5 Years*                7.96%                -                     6.94%                        6.17%
Since Inception         9.61%*             12.46%                    -                            -

* Annualized


                   CUMULATIVE RETURNS THROUGH MARCH 31, 1998
                   $5,000,000 invested at inception


                           [LINE GRAPH APPEARS HERE]

                    Total Return               Lehman Brothers
MONTH                 Fund III                 Aggregate Bond
                                               Index
==============================================================
04/30/91            5,000,000.00                 5,000,000.00
06/30/91            5,011,359.52                 5,026,682.08
09/30/91            5,362,298.54                 5,312,180.37
12/31/91            5,687,512.05                 5,581,558.23
03/31/92            5,621,305.61                 5,510,183.66
06/30/92            5,844,833.24                 5,732,534.35
09/30/92            6,112,922.43                 5,978,787.74
12/31/92            6,200,946.89                 5,994,685.82
03/31/93            6,434,448.98                 6,242,495.66
06/30/93            6,644,495.93                 6,408,035.75
09/30/93            6,894,098.61                 6,575,243.47
12/31/93            6,984,684.68                 6,579,134.61
03/31/94            6,797,242.16                 6,390,581.22
06/30/94            6,681,327.69                 6,324,654.24
09/30/94            6,760,588.20                 6,363,232.09
12/31/94            6,745,187.69                 6,387,245.96
03/31/95            7,131,605.55                 6,709,432.12
06/30/95            7,468,981.79                 7,118,223.86
09/30/95            7,661,663.64                 7,257,971.27
12/31/95            8,042,734.75                 7,567,261.08
03/31/96            7,848,991.23                 7,433,072.44
06/30/96            7,938,312.39                 7,475,319.07
09/30/96            8,134,266.56                 7,613,621.20
12/31/96            8,415,106.52                 7,841,975.36
03/31/97            8,379,283.78                 7,798,172.28
06/30/97            8,714,471.27                 8,084,559.97
09/30/97            9,006,608.47                 8,353,159.60
12/31/97            9,274,214.91                 8,599,079.47
03/31/98            9,436,938.50                 8,732,156.36


Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 5/1/91, the Fund's Institutional Class inception date, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/11/97. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Fund's Institutional Class shares outperformed the Lehman Brothers
     Aggregate Bond Index for the fiscal year, returning 12.62% compared to 11.98% for the benchmark.

 .    Fund duration was held longer than its benchmark which added to returns as yields declined across the curve in the latter half of 1997, while the Fund's emphasis on intermediate-term maturities was also positive as this segment of the yield curve fell about 100 basis points.

 .    A corporate sector underweighting which detracted from performance throughout much of the period, boosted relative performance in the fourth quarter of 1997 when the Asian crisis broke and investors sought protection in high quality securities.

 .    The Fund's underweight of Treasuries added slightly to performance as
     Treasuries underperformed on a duration-adjusted basis during the fiscal year.

 .    The Fund maintained an overweighted mortgage sector allocation during the period as a means of enhancing portfolio yield which added favorably to performance relative to its benchmark.

 .    Limited exposure to emerging markets and high yield bonds helped returns as higher-quality below-investment-grade corporate bonds and select holdings in South American and Pacific Rim countries performed well.

 .    The Fund's international holdings detracted from performance as yield enhancement was difficult to achieve due to similar real yields among developed countries.


6  PIMCO Funds

PIMCO Total Return Mortgage Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:

Primarily intermediate-term mortgage-related securities.

Duration:

3.2 years

Total Net Assets:

$4 million

Sector Breakdown:*

                            [PIE CHART APPEARS HERE]

                     Mortgage-Backed Securities      77.4%
                     U.S. Treasury Obligations       13.6%
                     Short-Term Instruments           9.0%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998


                          Inst'l Class               Lehman Brothers
                          (Incep. 7/31/97)           Mortgage Index
--------------------------------------------------------------------------------
Since Inception              6.69%                          --


                   CUMULATIVE RETURNS THROUGH MARCH 31, 1998
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                   Total Return               Lehman Brothers
 MONTH               Mortgage                  Mortgage Index
                       Fund
-------------------------------------------------------------
07/31/97           5,000,000.00                 5,000,000.00
08/31/97           5,005,044.02                 4,988,118.02
09/30/97           5,084,467.10                 5,051,381.52
10/31/97           5,160,309.11                 5,107,387.38
11/30/97           5,184,725.69                 5,124,150.60
12/31/97           5,246,121.53                 5,170,843.56
01/31/98           5,304,037.55                 5,222,289.30
02/28/98           5,314,353.66                 5,233,336.33
03/31/98           5,334,651.89                 5,255,494.61


Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/31/97, the Fund's Institutional Class inception date, compared to the Lehman Brothers Mortgage Index, an unmanaged market index.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Total Return Mortgage Fund was launched on 7/31/97, and since inception has outperformed its market benchmark, the Lehman Brothers Mortgage Index by 158 basis points (6.69% Fund return versus 5.11% for the Index).

 .    The Fund's duration was kept longer than its benchmark which enhanced returns as interest rates fell across the yield curve in the latter-half of 1997.

 .    Maturity mix was positioned broader than the index, boosting performance as the yield curve continued to flatten.

 .    The Fund's use of lower-coupon mortgages added value as these positions outperformed higher coupon issues because of the greater prepayment protection they afforded.

 .    Adjustable-rate mortgages were also positive for relative returns as they outperformed other short duration assets.

 .    Limited exposure to well structured collateralized mortgage obligations added yield while allowing the Fund to achieve desired risk characteristics.




                                                           1998 Annual Report  7

PIMCO Moderate Duration Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:

Primarily short- and intermediate-term investment grade bonds.

Duration:

3.7 years

Total Net Assets:

$239 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                   Mortgage-Backed Securities  42.3%
                   Short-Term Instruments     19.7%
                   Corporate Bonds and Notes  16.6%
                   Foreign Currency-
                   Denominated Issues          6.6%
                   Sovereign Issues            5.3%
                   Other                       9.5%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                   AAA                          83%
                    AA                           1%
                     A                           5%
                   BBB                           7%
                    BB                           4%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                                               Lehman Brothers                    Lipper Short
                         Inst'l Class          Intermediate Government/           Intermediate Grade
                         (Incep. 12/31/96)     Corporate Bond Index               Debt Fund Average
------------------------------------------------------------------------------------------------------
1 Year                       9.80%                    9.67%                          8.23%
Since Inception*             7.57%                     --                             --

* Annualized


                   CUMULATIVE RETURNS THROUGH MARCH 31, 1998
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                    Moderate               Lehman Brothers
MONTH               Duration               Intermed. Gov't/
                      Bond                  Corporate Bond
                                                Index
===========================================================
12/31/96          5,000,000.00               5,000,000.00
01/31/97          5,018,573.17               5,019,499.43
02/28/97          5,025,671.35               5,029,036.84
03/31/97          4,987,552.32               4,994,336.61
04/30/97          5,045,822.33               5,053,269.64
05/31/97          5,078,972.76               5,095,211.88
06/30/97          5,141,279.51               5,141,578.32
07/31/97          5,240,625.65               5,245,952.19
08/31/97          5,220,094.11               5,219,722.44
09/30/97          5,282,528.84               5,280,271.32
10/31/97          5,331,653.93               5,338,881.93
11/30/97          5,354,914.95               5,350,627.65
12/31/97          5,398,733.85               5,393,432.39
01/31/98          5,454,128.23               5,464,086.53
02/28/98          5,448,867.66               5,459,715.32
03/31/98          5,476,199.39               5,477,186.26


Past performance is not an indication of future results. The line graph above assumes the investment of 5,000,000 on 12/31/96, the Fund's Institutional Class inception date, compared to the Lehman Brothers Intermediate Government/ Corporate Bond Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Fund returned 9.80% for the period, modestly outperforming its benchmark, the Lehman Brothers Intermediate Government Corporate Bond Index, which returned 9.67%.

 .    The Fund maintained its average duration near- to above-benchmark for the period, seeking to capitalize on an outlook for declining interest rates which helped performance as yields on 2- to 10-year Treasuries declined by approximately 0.8% to 1.2% during the period.

 .    The yield advantage and price appreciation of the Fund's substantial allocation to adjustable and fixed-rate mortgage-backed issues aided returns.

 .    An underweighted allocation to corporate bonds was a slight negative for performance as continued narrow yield spreads allowed the corporate sector to generally outperform similar duration Treasuries.

 .    Currency hedged positions in short-maturity non-U.S. markets, both developed and emerging, increased performance and portfolio diversification.

 .    In particular, dollar-denominated Latin American holdings continued their contribution to returns while currency hedged holdings of developed dollar-bloc countries - primarily the United Kingdom - also aided Fund returns.





8  PIMCO Funds

PIMCO Low Duration Fund


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:

Primarily shorter-term investment grade bonds.

Duration:

2.6 years

Total Net Assets:

$3,002 million

Sector Breakdown:*

                           [PIE CHART APPEARS HERE]

                   Mortgage-Backed Securities  78.8%
                   Corporate Bonds and Notes   10.3%
                   Short-Term Instruments       4.8%
                   Sovereign Issues             2.3%
                   U.S. Government Agencies     1.7%
                   Other                        1.1%

Quality Breakdown:*

                           [PIE CHART APPEARS HERE]

                   AAA                           86%
                    AA                            1%
                     A                            1%
                   BBB                            8%
                    BB                            4%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------


TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                                                                                          Lipper Short
                    Inst'l Class       Admin. Class            Merrill Lynch 1-3          Investment Grade
                    (Incep. 5/11/87)   (Incep. 12/31/94)       Year Treasury Index        Debt Fund Average
-------------------------------------------------------------------------------------------------------------
1 Year                  9.00%               8.73%                  7.51%                        7.00%
3 Years*                8.36%               8.08%                  6.86%                        6.55%
5 Years*                6.63%                 --                   5.52%                        5.27%
10 Years*               8.26%                 --                   7.17%                        6.93%
Since Inception*        8.29%               8.29%                    --                           --

* Annualized


                   CUMULATIVE RETURNS THROUGH MARCH 31, 1998
                   $5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                    Low Duration           Merrill Lynch
   MONTH                Fund             1-3 Year Treasury
                                               Index
===========         ============         =================
   05/31/87         5,000,000.00              5,000,000.00
   06/30/87         5,046,628.48              5,054,485.75
   09/30/87         5,052,060.34              5,063,694.37
   12/31/87         5,222,390.45              5,239,923.80
   03/31/88         5,380,985.81              5,378,053.17
   06/30/88         5,466,197.62              5,433,787.83
   09/30/88         5,568,286.26              5,512,752.20
   12/31/88         5,652,042.78              5,565,872.47
   03/31/89         5,730,286.34              5,635,161.96
   06/30/89         6,046,639.03              5,915,300.64
   09/30/89         6,137,963.43              6,001,275.55
   12/31/89         6,307,553.55              6,173,858.16
   03/31/90         6,381,163.67              6,228,693.61
   06/30/90         6,554,775.06              6,403,041.34
   09/30/90         6,676,367.70              6,555,691.36
   12/31/90         6,878,681.99              6,774,100.62
   03/31/91         7,057,271.42              6,923,107.15
   06/30/91         7,245,424.79              7,059,426.43
   09/30/91         7,527,775.31              7,296,717.53
   12/31/91         7,804,629.42              7,565,276.33
   03/31/92         7,854,904.81              7,577,109.32
   06/30/92         8,065,551.62              7,794,942.42
   09/30/92         8,309,644.16              8,027,322.80
   12/31/92         8,404,634.31              8,041,993.33
   03/31/93         8,633,490.85              8,219,526.61
   06/30/93         8,771,815.15              8,308,112.58
   09/30/93         8,922,962.07              8,427,301.82
   12/31/93         9,056,846.09              8,477,096.67
   03/31/94         9,027,600.01              8,434,788.62
   06/30/94         9,007,245.73              8,441,777.51
   09/30/94         9,116,482.30              8,524,951.54
   12/31/94         9,113,801.39              8,525,249.62
   03/31/95         9,352,866.19              8,811,584.55
   06/30/95         9,692,390.65              9,094,069.51
   09/30/95         9,890,345.07              9,230,696.86
   12/31/95        10,201,089.33              9,463,013.97
   03/31/96        10,206,317.43              9,494,623.03
   06/30/96        10,324,796.28              9,590,447.68
   09/30/96        10,559,003.22              9,748,887.64
   12/31/96        10,827,171.97              9,934,177.48
   03/31/97        10,918,161.31              9,999,821.82
   06/30/97        11,232,679.19             10,220,212.68
   09/30/97        11,508,993.65             10,420,534.40
   12/31/97        11,718,949.70             10,595,345.07
   03/31/98        11,900,388.55             10,751,005.79

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 6/1/87, the first full month following the Fund's Institutional Class inception on 5/11/87, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 12/31/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Fund capitalized on the declining interest rate environment and posted strong results, with Institutional Class shares returning 9.00%, outperforming the benchmark Merrill Lynch 1-3 Year Treasury Index return of 7.51%.

 .    The Fund maintained an above-index duration throughout the fiscal period, which enhanced returns as interest rates declined by approximately 0.2% to 1.2% on short to intermediate maturity instruments.

 .    The yield advantage and price appreciation of the Fund's significant allocation to adjustable- and fixed-rate mortgage-backed issues made the largest contribution to outperforming the all-Treasury benchmark.

 .    Limiting exposure to investment grade corporate bonds was a slight drag on performance as these securities outperformed Treasuries, however the Fund's overall corporate strategy was positive as a small allocation to below investment-grade issues aided returns through premium yields and price gains as yield spreads continued to narrow.

 .    Currency hedged positions in short-maturity non-U.S. markets, both developed and emerging, increased performance and portfolio diversification.

 .    Dollar-denominated Latin American bonds continued their strong contribution to performance and currency-hedged holdings of developed dollar-bloc countries also aided Fund returns as investors responded positively to declining government deficits and the improving inflation and economic fundamentals in many countries.




                                                            1998 Annual Report 9

PIMCO Low Duration Fund II

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.


Portfolio:

Primarily shorter-term investment grade bonds with quality and foreign issuer restrictions.


Duration:

2.6 years


Total Net Assets:

$401 million


Sector Breakdown:*

                            [PIE CHART APPEARS HERE]

Mortgage-Backed Securities      70.4%
Short-Term Instruments          24.0%
Corporate Bonds and Notes        4.3%
Asset-Backed Securities          0.8%
U.S. Treasury Obligations        0.4%
Other                            0.1%


Quality Breakdown:*

                            [PIE CHART APPEARS HERE]

AAA                             95%
A                                5%


*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                                                                                         Lipper Short
                    Inst'l Class        Admin. Class          Merrill Lynch 1-3          Investment Grade
                    (Incep. 11/1/91)    (Incep. 2/2/98)       Year Treasury Index        Debt Fund Average
------------------------------------------------------------------------------------------------------------
1 Year                  8.29%                --                    7.51%                        7.00%
3 Years*                7.31%                --                    6.86%                        6.55%
5 Years*                5.96%                --                    5.52%                        5.27%
Since Inception         6.53%*              0.58%                   --                           --

* Annualized

CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception


                           [LINE GRAPH APPEARS HERE]

                                                  Merrill Lynch
                        Low Duration            1-3 Year Treasury
 MONTH                     Fund II                    Index
=======                 ============            =================
10/31/91                5,000,000.00               5,000,000.00
12/31/91                5,150,788.16               5,128,941.26
03/31/92                5,157,326.03               5,136,963.54
06/30/92                5,302,475.76               5,284,645.27
09/30/92                5,426,036.14               5,442,189.47
12/31/92                5,471,783.06               5,452,135.47
03/31/93                5,619,040.49               5,572,495.62
06/30/93                5,710,513.66               5,632,553.20
09/30/93                5,794,689.46               5,713,358.53
12/31/93                5,831,720.27               5,747,117.35
03/31/94                5,796,319.85               5,718,434.26
06/30/94                5,772,325.63               5,723,172.44
09/30/94                5,810,813.12               5,779,560.96
12/31/94                5,850,353.97               5,779,763.04
03/31/95                6,074,369.85               5,973,886.16
06/30/95                6,235,805.38               6,165,399.16
09/30/95                6,346,020.45               6,258,026.79
12/31/95                6,539,804.23               6,415,528.09
03/31/96                6,518,000.20               6,436,957.71
06/30/96                6,575,781.95               6,501,922.82
09/30/96                6,719,144.92               6,609,338.49
12/31/96                6,881,010.53               6,734,957.27
03/31/97                6,930,530.16               6,779,461.39
06/30/97                7,099,424.28               6,928,877.18
09/30/97                7,257,639.95               7,064,686.93
12/31/97                7,405,208.00               7,183,201.26
03/31/98                7,505,393.02               7,288,732.73

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 11/1/91, the Fund's Institutional Class inception date, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 2/2/98.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    Declining interest rates and successful sector strategies enabled the Fund to earn an 8.29% return which led the 7.51% return of its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

 .    The Fund maintained an above-index duration throughout the period which enhanced returns as interest rates declined by approximately 0.2% to 1.2% on short to intermediate maturities.

 .    The Fund employed a modified barbell maturity structure for most of the period to enhance yield during a period of declining interest rates, then moved to a more distributed maturity mix as the yield curve flattened.

 .    The yield advantage and price appreciation of significant allocations to adjustable- and fixed-rate mortgage-backed issues made the largest contribution to outperforming the Fund's all-Treasury benchmark.

 .    The Fund's limited allocation to the corporate sector was a slight negative for performance as corporate issues modestly outperformed Treasuries during the period through premium yields and price gains as yield spreads continued to narrow.



10  PIMCO Funds

PIMCO Low Duration Fund III

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.


Portfolio:

Primarily shorter-term investment grade bonds with prohibitions on firms engaged in socially sensitive practices.


Duration:

2.2 years


Total Net Assets:

$24 million


Sector Breakdown:*

                            [PIE CHART APPEARS HERE]

Mortgage-Backed Securities      63.1%
Short-Term Instruments          32.1%
Corporate Bonds and Notes        4.8%

Quality Breakdown:*

                            [PIE CHART APPEARS HERE]

AAA                             94%
A                                4%
BBB                              2%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                                                                               Lipper Short
                     Inst'l Class                Merrill Lynch 1-3             Investment Grade
                     (Incep. 12/31/96)           Year Treasury Index           Debt Fund Average
----------------------------------------------------------------------------------------------------
1 Year                   7.93%                         7.51%                         7.00%
Since Inception*         6.80%                           --                            --

* Annualized

CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception


                           [LINE GRAPH APPEARS HERE]

                                                 Merrill Lynch
                        Low Duration           1-3 Year Treasury
 MONTH                    Fund III                   Index
========                ============           =================
12/31/96                5,000,000.00              5,000,000.00
01/31/97                5,019,543.89              5,023,449.84
02/28/97                5,044,723.95              5,035,003.37
03/31/97                5,028,885.20              5,033,039.64
04/30/97                5,074,774.05              5,074,159.63
05/31/97                5,116,879.06              5,108,765.73
06/30/97                5,156,799.63              5,143,965.21
07/31/97                5,193,006.83              5,200,497.44
08/31/97                5,219,919.73              5,205,281.45
09/30/97                5,260,770.54              5,244,789.73
10/31/97                5,310,323.27              5,283,758.25
11/30/97                5,313,691.83              5,296,598.29
12/31/97                5,355,776.48              5,332,774.19
01/31/98                5,393,984.56              5,384,555.10
02/28/98                5,402,861.99              5,389,185.73
03/31/98                5,427,615.71              5,411,120.25

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 12/31/96, the Fund's Institutional Class inception date, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Fund capitalized on declining interest rates to post favorable fiscal year results, returning 7.93% versus a 7.51% return for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

 .    The Fund's above-index duration contributed to returns during the period as yields on short- to intermediate-term maturities declined by approximately 0.2% to 1.2%.

 .    The Fund's maturity strategies benefited returns as the modified barbell
     (concentrations of longer and short maturities) structure employed for most of the period was favorable as rates declined flattening the yield curve, and the distributed maturity mix in place at the end of the period reflected the limited opportunities of a flat yield curve environment.

 .    Sector discretion and diversification remained a key to strong returns led by the yield advantage and price appreciation of significant allocations to adjustable- and fixed-rate mortgage-backed issues which contributed significantly to performance relative to the Fund's all-Treasury Merrill Lynch Index.


                                                          1998 Annual Report  11

PIMCO Low Duration Mortgage Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.


Portfolio:

Primarily short- and intermediate-term mortgage-related securities.


Duration:

2.3 years


Total Net Assets:

$4 million


Sector Breakdown:*

                            [PIE CHART APPEARS HERE]

Mortgage-Backed Securities      90.7%
Short-Term Instruments           4.5%
Corporate Bonds and Notes        1.6%
Asset-Backed Securities          1.6%
U.S. Treasury Obligations        1.6%

Quality Breakdown:*

                            [PIE CHART APPEARS HERE]

AAA                             98%
A                                2%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                              Inst'l Class              Merrill Lynch 1-3
                              (Incep. 7/31/97)          Year Treasury Index
-----------------------------------------------------------------------------
Since Inception                   5.86%                         --


CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception


                           [LINE GRAPH APPEARS HERE]

                       Low Duration           Merrill Lynch
                         Mortgage           1-3 Year Treasury
 MONTH                     Fund                   Index
========               ============         =================
07/31/97               5,000,000.00            5,000,000.00
08/31/97               5,018,286.33            5,004,599.57
09/30/97               5,111,650.83            5,042,584.66
10/31/97               5,159,820.18            5,080,050.81
11/30/97               5,172,283.82            5,092,395.83
12/31/97               5,218,267.29            5,127,177.02
01/31/98               5,260,371.10            5,176,961.59
02/28/98               5,285,796.16            5,181,413.69
03/31/98               5,293,096.12            5,202,502.56

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/31/97, the Fund's Institutional Class inception date, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    From its inception on 7/31/97, The Low Duration Mortgage Fund's return of
     5.86% outpaced its benchmark, the Merrill Lynch 1-3 Year Treasury Index, which returned a lesser 4.05%.

 .    The Fund's duration was held longer than its benchmark throughout the period which enhanced returns as interest rates fell across the yield curve in the latter-half of 1997.

 .    Relative Fund performance also benefited from holding a maturity mix broader than the index which boosted returns as the yield curve continued to flatten.

 .    Mortgage-backed securities in general outperformed the Fund's all-Treasury benchmark as a result of higher yields and price appreciation resulting from increasing investor demand.

 .    Adjustable-rate mortgages contributed favorably to performance as they outperformed other short duration assets.

 .    Modest holdings of short-term commercial paper also boosted the Fund's yield adding to performance.

12  PIMCO Funds

PIMCO Short-Term Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum current income, consistent with preservation of capital and daily liquidity.


Portfolio:

Primarily short-term investment grade bonds.


Duration:

0.7 years


Total Net Assets:

$210 million


Sector Breakdown:*


                            [PIE CHART APPEARS HERE]

Corporate Bonds and Notes       40.2%
Mortgage-Backed Securities      26.0%
Short-Term Instruments          21.3%
Asset-Backed Securities          7.1%
Sovereign Issues                 3.2%
Other                            2.2%

Quality Breakdown:*

                            [PIE CHART APPEARS HERE]

AAA                             43%
AA                               4%
A                               25%
BBB                             20%
BB                               8%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                                                                                           Lipper Ultra-
                     Inst'l Class        Admin. Class           Lipper Money               Short Obligation
                    (Incep. 10/7/87)     (Incep. 2/1/96)        Market Index               Fund Average
------------------------------------------------------------------------------------------------------------
1 Year                  7.06%               6.80%                  5.21%                        5.98%
3 Years*                7.56%                 --                   5.20%                        5.86%
5 Years*                6.14%                 --                   4.54%                        5.06%
10 Years*               6.58%                 --                   5.50%                        5.59%
Since Inception*        6.60%               6.50%                    --                           --

* Annualized

CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception


                           [LINE GRAPH APPEARS HERE]

                                                            Lipper
                               Short-Term                Money Market
       MONTH                      Fund                       Index
====================       ===================      ====================
      10/31/87                5,000,000.00              5,000,000.00
      12/31/87                5,060,118.71              5,057,166.46
      03/31/88                5,144,560.09              5,138,509.22
      06/30/88                5,232,290.67              5,219,609.26
      09/30/88                5,328,408.56              5,316,238.28
      12/31/88                5,443,779.03              5,421,119.61
      03/31/89                5,571,028.92              5,539,059.94
      06/30/89                5,708,265.54              5,667,437.01
      09/30/89                5,828,327.55              5,789,008.54
      12/31/89                5,957,698.00              5,907,324.85
      03/31/90                6,064,841.96              6,022,071.81
      06/30/90                6,189,317.66              6,140,264.38
      09/30/90                6,309,631.66              6,258,290.37
      12/31/90                6,462,141.45              6,377,953.51
      03/31/91                6,576,473.50              6,483,125.14
      06/30/91                6,682,103.70              6,576,275.25
      09/30/91                6,804,471.34              6,666,779.30
      12/31/91                6,892,227.52              6,750,463.54
      03/31/92                6,948,633.77              6,818,190.47
      06/30/92                7,031,099.48              6,879,740.08
      09/30/92                7,100,505.24              6,934,231.92
      12/31/92                7,142,088.53              6,984,278.75
      03/31/93                7,222,352.16              7,031,879.39
      06/30/93                7,309,491.37              7,077,685.85
      09/30/93                7,378,550.59              7,125,210.35
      12/31/93                7,472,267.73              7,173,058.47
      03/31/94                7,486,771.83              7,221,944.08
      06/30/94                7,544,130.72              7,281,328.29
      09/30/94                7,623,522.50              7,353,647.76
      12/31/94                7,688,575.65              7,440,763.32
      03/31/95                7,820,738.96              7,540,914.09
      06/30/95                8,016,387.87              7,646,218.98
      09/30/95                8,183,875.26              7,749,905.77
      12/31/95                8,396,279.25              7,840,933.32
      03/31/96                8,484,975.46              7,937,771.75
      06/30/96                8,622,971.03              8,031,807.05
      09/30/96                8,792,582.47              8,131,815.05
      12/31/96                8,984,288.34              8,228,149.01
      03/31/97                9,089,081.02              8,315,673.85
      06/30/97                9,273,987.03              8,408,319.50
      09/30/97                9,444,784.13              8,508,774.85
      12/31/97                9,569,434.20              8,613,865.58
      03/31/98                9,730,989.04              8,776,890.00



Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 11/1/87, the first full month following the Fund's Institutional Class inception on 10/7/87, compared to the Lipper Money Market Index, an index consisting of the 30 largest equal weighted Money Market Funds. Whereas money market funds attempt to maintain a stable share price, the Short-Term Fund's share price will fluctuate in response to market conditions. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 2/1/96. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------


 .    The Fund posted strong returns, with Institutional Share performance
     (7.06%) leading the Lipper Money Market Index (5.21%) by 185 basis points for the fiscal year in an environment of declining interest rates.

 .    The Fund's strategy of holding longer-duration securities added to returns through the higher portfolio yield available in a positively sloped yield curve environment, and greater price appreciation as interest rates on one- and two-year Treasury notes declined 62 and 85 basis points respectively.

 .    Holdings of mortgage-backed securities also added to returns as both fixed and adjustable-rate issues enjoyed higher yields than like-duration Treasury securities with minimal prepayment risk because of the short duration of Fund holdings.

 .    Short-maturity, below investment grade corporate securities outperformed their investment grade counterparts, as yield spreads remained near historically low levels.

 .    Modest positions in currency-hedged, non-U.S. dollar positions added to returns as several developed markets outperformed the U.S. market, while small holdings of dollar- denominated Latin American bonds, specifically Argentina and Mexico, benefited Fund performance despite the Asian financial crisis which manifested itself through widening spreads in the fourth quarter of 1997.


                                                          1998 Annual Report  13

PIMCO Long-Term U.S. Government Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.


Portfolio:

Primarily longer-term U.S. government bonds.


Duration:

10.3 years


Total Net Assets:

$74 million

Sector Breakdown:*

                            [PIE CHART APPEARS HERE]

U.S. Treasury Obligations       45.6%
Mortgage-Backed Securities      41.3%
Short-Term Instruments           5.3%
U.S. Government Agencies         5.2%
Asset-Backed Securities          2.6%

Quality Breakdown:*

                            [PIE CHART APPEARS HERE]

AAA                               99%
AA                                 1%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                                                    LB Int. &             Lehman Brothers    Lipper General
                  Inst'l Class     Admin. Class     20+ Year              Aggregate          U.S. Government
                  (Incep. 7/1/91)  (Incep. 9/23/97) Treasury Index        Bond Index         Fund Average
--------------------------------------------------------------------------------------------------------------
1 Year              20.23%              --              19.86%               11.98%               11.46%
3 Years*            12.99%              --              11.99%                9.18%                8.07%
5 Years*             9.65%              --               8.68%                6.94%                5.75%
Since Inception    12.76%*             7.60%               --                   --                   --

* Annualized

CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]

                   Long-Term        LB Int. & 20+        Lehman Brothers
   MONTH           U.S. Gov't           Year             Aggregate Bond
                     Fund           Treasury Index           Index
===========      ==============    ================      ===============
   06/30/91        5,000,000.00        5,000,000.00         5,000,000.00
   09/30/91        5,442,626.52        5,415,685.30         5,283,982.84
   12/31/91        5,909,198.61        5,774,938.92         5,551,930.82
   03/31/92        5,753,678.29        5,562,934.30         5,480,935.11
   06/30/92        6,016,162.43        5,781,880.42         5,702,105.54
   09/30/92        6,540,766.62        6,149,823.72         5,947,051.80
   12/31/92        6,614,191.30        6,221,352.60         5,962,865.48
   03/31/93        7,101,318.26        6,608,591.66         6,209,359.93
   06/30/93        7,540,953.55        6,950,670.74         6,374,021.32
   09/30/93        7,968,888.07        7,351,540.44         6,540,341.49
   12/31/93        7,842,784.30        7,252,702.72         6,544,211.97
   03/31/94        7,394,708.81        6,825,284.90         6,356,659.44
   06/30/94        7,204,477.90        6,629,251.58         6,291,082.41
   09/30/94        7,169,096.87        6,580,309.99         6,329,455.48
   12/31/94        7,263,265.65        6,705,670.23         6,353,341.89
   03/31/95        7,801,463.08        7,134,689.94         6,673,817.84
   06/30/95        8,641,206.09        7,879,507.59         7,080,439.69
   09/30/95        8,871,163.10        8,063,753.53         7,219,445.30
   12/31/95        9,556,575.14        8,682,058.90         7,527,093.38
   03/31/96        8,958,506.47        8,135,410.42         7,393,617.02
   06/30/96        8,947,395.15        8,133,815.85         7,435,639.40
   09/30/96        9,102,967.69        8,252,684.44         7,573,207.41
   12/31/96        9,624,384.52        8,631,621.49         7,800,349.45
   03/31/97        9,359,769.86        8,360,698.25         7,756,778.87
   06/30/97        9,875,451.11        8,816,262.42         8,041,646.39
   09/30/97       10,427,123.54        9,303,827.70         8,308,820.28
   12/31/97       11,070,317.92        9,873,399.94         8,553,434.78
   03/31/98       11,253,545.46       10,021,548.63         8,685,805.28

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/1/91, the Fund's Institutional Class inception date, compared to the Lehman Brothers Aggregate Bond Index, and a 10 year duration blend of the Lehman Brothers Intermediate and 20+Yr. Treasury Indices, each an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 9/23/97.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Fund posted favorable absolute and relative performance for the fiscal year with Institutional Class shares returning 20.23% compared to 19.86% for its blended 10-year duration benchmark.

 .    Yields on 30-year Treasury bonds declined during the fiscal year to just under 6% as expectations for future inflation declined amid uncertainty surrounding the ongoing Asian crisis.

 .    Benign inflation statistics and falling commodity prices provided support for a flatter yield curve as intermediate- and longer-term Treasury yields fell on average 118 basis points while short-term rates only declined 58 basis points.

 .    The Fund's duration, targeted only slightly above its 10-year duration index throughout the period, had little impact on relative returns, while exposure to both intermediate- and long-term maturity holdings was a slight positive for performance as the yield curve flattened.

 .    Significant exposure to mortgage-backed securities enhanced performance as these instruments outperformed like-duration Treasuries due to their higher yields.

14  PIMCO Funds

PIMCO Real Return Bond Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum real return, consistent with preservation of real capital and prudent investment management.


Portfolio:

Primarily inflation-indexed bonds.


Duration:

2.1 years


Total Net Assets:

$8 million


Sector Breakdown:*


                            [PIE CHART APPEARS HERE]

U.S. Treasury Obligations       67.5%
Asset-Backed Securities         10.8%
Corporate Bonds and Notes        9.4%
U.S. Government Agencies         5.8%
Short-Term Instruments           2.4%
Preferred Stock                  2.4%
Other                            1.7%

Quality Breakdown:*

                            [PIE CHART APPEARS HERE]

AAA                               90%
AA                                 3%
A                                  7%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998


                      Inst'l Class           Lehman Brothers Inflation            Lipper Short U.S.
                     (Incep. 1/29/97)        Linked Treasury Index                Government Fund Average
-----------------------------------------------------------------------------------------------------------
1 Year                   4.70%                         3.85%                              6.50%
Since Inception*         4.09%                           --                                 --

* Annualized

CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception


                           [LINE GRAPH APPEARS HERE]

                                                 Lehman Brothers
                           Real Return           Inflation Linked
 MONTH                      Bond Fund             Treasury Index
========                  =============          ================
01/31/97                   5,000,000.00            5,000,000.00
02/28/97                   5,017,061.42            5,016,498.75
03/31/97                   4,971,983.14            4,947,775.56
04/30/97                   5,002,809.26            4,977,955.11
05/31/97                   5,032,748.09            5,004,837.91
06/30/97                   5,021,937.74            4,988,822.94
07/31/97                   5,083,741.54            5,036,214.46
08/31/97                   5,094,468.92            5,051,321.70
09/30/97                   5,104,456.87            5,061,426.43
10/31/97                   5,169,084.74            5,113,556.11
11/30/97                   5,196,005.70            5,142,194.51
12/31/97                   5,169,329.00            5,120,598.50
01/31/98                   5,199,465.78            5,145,690.77
02/28/98                   5,193,833.08            5,141,057.36
03/31/98                   5,205,500.53            5,138,488.78

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 2/1/97, the first full month following the Fund's Institutional Class inception date on 1/29/97, compared to the Lehman Brothers Inflation Linked Treasury Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Fund posted strong relative fiscal year performance, returning 4.70%
     compared to 3.85% for its benchmark, the Lehman Brothers Inflation Linked Treasury Bond Index.

 .    A moderately above-index duration detracted slightly from returns as U.S.
     real yields rose, and the 10-year inflation-protected bond outperformed the 5-year, resulting in an inverted real yield curve.

 .    Allocations to inflation-linked securities of non-U.S. issuers, specifically Canada and Australia, were positive for performance as real yields of those countries declined, allowing their bonds to outperform the U.S. market.

 .    The Fund benefited from holdings of short-maturity corporate securities, both conventional and inflation-protected, due to sustained corporate profits and stable yield spreads.

                                                          1998 Annual Report  15

PIMCO Foreign Bond Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management (non-U.S.).


Portfolio:

Primarily investment grade foreign bonds.


Duration:

5.6 years


Total Net Assets:

$430 million


Country Allocation:*

                            [PIE CHART APPEARS HERE]

Unites States                   11.5%
Germany                          8.9%
United Kingdom                   8.0%
Sweden                           5.6%
Japan                            5.0%
Italy                            4.2%
Australia                        4.1%
Greece                           3.9%
Finland                          3.7%
Short-Term Instruments/Other    45.1%

Quality Breakdown:*

                            [PIE CHART APPEARS HERE]

AAA                               71%
AA                                14%
A                                  7%
BBB                                3%
BB                                 5%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998


                    Inst'l Class       Admin. Class          J.P. Morgan Non-           Lipper International
                    (Incep. 12/3/92)   (Incep. 1/28/97)      U.S. Index (Hedged)        Income Fund Average
--------------------------------------------------------------------------------------------------------------
1 Year                 12.64%              12.34%                 13.28%                        4.85%
3 Years*               17.32%                 --                  13.37%                        6.17%
5 Years*               11.31%                 --                   9.88%                        6.92%
Since Inception*       11.59%               9.78%                    --                           --

* Annualized

CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception


                           [LINE GRAPH APPEARS HERE]

                                                   J.P. Morgan
                             Foreign Bond            Non-U.S.
 MONTH                           Fund             Index (Hedged)
========                     ============         ==============
12/31/92                     5,000,000.00          5,000,000.00
03/31/93                     5,171,806.79          5,139,908.08
06/30/93                     5,342,019.45          5,274,660.69
09/30/93                     5,580,127.04          5,468,089.71
12/31/93                     5,820,067.19          5,695,098.00
03/31/94                     5,574,497.53          5,488,717.61
06/30/94                     5,340,992.26          5,334,282.88
09/30/94                     5,330,821.16          5,322,727.80
12/31/94                     5,395,131.92          5,406,367.14
03/31/95                     5,471,621.11          5,648,728.49
06/30/95                     5,790,385.79          5,907,209.68
09/30/95                     6,099,109.96          6,129,011.76
12/31/95                     6,540,017.24          6,392,287.42
03/31/96                     6,664,336.30          6,446,357.33
06/30/96                     6,930,027.40          6,622,589.48
09/30/96                     7,370,201.61          6,905,010.25
12/31/96                     7,775,387.86          7,169,345.05
03/31/97                     7,843,570.24          7,226,702.51
06/30/97                     8,118,878.22          7,508,893.80
09/30/97                     8,383,474.67          7,772,622.96
12/31/97                     8,522,039.64          7,981,112.68
03/31/98                     8,835,221.82          8,231,854.67

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/93, the first full month following the Fund's Institutional Class inception on 12/3/92, compared to the J.P. Morgan Non-U.S. Government Bond Index (Hedged), an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/28/97. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Fund's Institutional Class shares posted a 12.64% return which led U.S.
     bond returns but lagged its currency-hedged J.P. Morgan Non-U.S. Index which rose 13.28% for the period.

 .    Country selection benefited performance overall due to overweighted positions in the dollar-bloc nations of Australia and Canada, two of the world's top-performing markets, and by underweighting Japan, which posted lower than index results.

 .    Within Europe, the Fund benefited from an emphasis on conservative EMU convergence strategies which were expressed through an overweight in Finland versus lower yielding European countries such as France, Netherlands and Belgium.

 .    The Fund took limited tactical exposure to Italy as first round EMU participation grew more probable, and overweighted Sweden which boosted performance as the market over-estimated likely monetary tightening, creating opportunities in two- and three-year maturities.

 .    Recently, an overweight of the Greek market led to substantial returns, spurred by the announcement that Greece was targeting EMU entrance for 2001, the subsequent dracma devaluation relieved pressure on short-term rates which unlocked value in 10-year bonds.

 .    Declines in modest emerging market positions due to the Asian crisis, had a negative impact on performance during 1997 but these markets subsequently enjoyed a rebound during first quarter 1998.

 .    While limited currency positions in Europe and an overweight of the U.S.
     dollar versus the Japanese yen were generally positive, small allocations to emerging currencies detracted from returns as these positions declined versus the dollar despite a partial recovery in the final quarter of the fiscal year.




PIMCO Funds  16

PIMCO Global Bond Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management (U.S. and non-U.S.).


Portfolio:

Primarily investment grade U.S. and foreign bonds.


Duration:

5.9 years


Total Net Assets:

$258 million


Country Allocation:*


                            [PIE CHART APPEARS HERE]

United States                   27.3%
United Kingdom                   9.0%
Finland                          7.9%
Japan                            6.4%
Greece                           5.7%
Canada                           4.4%
Australia                        4.0%
Germany                          2.5%
Italy                            2.5%
Short-Term Instruments/Other    30.3%

Quality Breakdown:*

                            [PIE CHART APPEARS HERE]

AAA                               82%
AA                                 4%
A                                 10%
BBB                                2%
BB                                 2%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                                                                J.P. Morgan
                    Inst'l Class        Admin. Class            Global Index           Lipper Global Income
                    (Incep. 11/23/93)   (Incep. 8/1/96)         (Unhedged)             Fund Average
-------------------------------------------------------------------------------------------------------------
1 Year                  5.85%               5.57%                  6.58%                    7.58%
3 Years*                8.19%                 --                   5.07%                    9.81%
Since Inception*        8.01%               5.14%                    --                       --

* Annualized

CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception


                           [LINE GRAPH APPEARS HERE]

                          Global Bond               J.P. Morgan
 MONTH                       Fund                   Global Index
========                 =============              ============
11/30/93                  5,000,000.00              5,000,000.00
12/31/93                  5,159,354.04              5,051,000.98
03/31/94                  4,981,799.26              5,019,201.26
06/30/94                  4,993,231.71              5,032,746.39
09/30/94                  5,045,769.26              5,091,673.36
12/31/94                  5,071,554.24              5,114,665.69
03/31/95                  5,497,439.30              5,625,054.13
06/30/95                  5,791,402.39              5,910,344.05
09/30/95                  5,839,678.19              5,902,936.01
12/31/95                  6,236,009.23              6,102,287.05
03/31/96                  6,159,100.03              5,995,399.36
06/30/96                  6,265,488.12              6,031,207.77
09/30/96                  6,584,758.53              6,201,903.80
12/31/96                  6,879,967.26              6,370,238.58
03/31/97                  6,576,928.89              6,121,248.92
06/30/97                  6,783,140.48              6,301,651.14
09/30/97                  6,895,854.27              6,410,014.34
12/31/97                  6,817,844.74              6,460,240.57
03/31/98                  6,961,653.90              6,523,829.11

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 12/1/93, the first full month following the Fund's Institutional Class inception on 11/23/93, compared to the J.P. Morgan Global Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/1/96. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    Fiscal year performance was not as strong as it had been in previous years, with Institutional Class shares returning 5.85% compared to a 6.58% return for the Fund's performance benchmark, the J.P. Morgan Global (Unhedged) Index.

 .    Country selection benefited performance overall due to overweighted positions in the dollar-bloc nations of Australia and Canada, two of the world's top-performing markets and by underweighting Japan, which posted lower than index returns.

 .    Declines in modest emerging market positions due to the Asian crisis had a negative impact on performance during 1997 but subsequently enjoyed a rebound, with both Argentina and Mexico posting returns of 7-15% over the fiscal year.

 .    The performance of the Fund's European currency strategy was mixed for the period, first detracting from relative returns as flows from the EMU-zone caused the Fund's underweighted Swiss franc position to appreciate versus an overweight of the Spanish peseta despite its low yield, this loss was reversed in part early in 1998, as overweighted Deutschmark and Norwegian krona positions appreciated versus the Swiss franc.

 .    The Fund also maintained small overweighted dollar positions versus Japan, which added value as the yen declined over the period, and small emerging currencies positions which detracted from performance as these positions declined versus the dollar for the most part despite a rebound in the final quarter of the fiscal year.

 .    Overall, U.S. dollar strength caused unhedged portfolios, like the Fund, to lag hedged foreign investments on an absolute basis.



                                                          1998 Annual Report  17

PIMCO Emerging Markets Bond Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.


Portfolio:

Primarily emerging market bonds.


Duration:

4.3 years


Total Net Assets:

$4 million


Country Allocation:*


                            [PIE CHART APPEARS HERE]

Brazil                          18.3%
Argentina                       13.3%
United States                   11.3%
Mexico                           9.6%
Russia                           9.0%
Croatia                          4.2%
Philippines                      4.2%
Bulgaria                         3.7%
Venezuela                        3.7%
Short-Term Instruments/Other    22.7%

Quality Breakdown:*

                            [PIE CHART APPEARS HERE]

AAA                                6%
BBB                               19%
BB                                71%
B                                  4%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                            Inst'l Class                  J.P. Morgan Emerging
                            (Incep. 7/31/97)              Markets Plus Index
--------------------------------------------------------------------------------

Since Inception                  3.10%                             --


CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception


                           [LINE GRAPH APPEARS HERE]

                    Emerging          J.P. Morgan
   MONTH          Markets Bond         Emerging
                      Fund            Markets Plus
                                         Index
===========       ============        ============
   07/31/97       5,000,000.00        5,000,000.00
   08/31/97       4,941,201.96        4,979,763.31
   09/30/97       5,077,992.10        5,132,145.10
   10/31/97       4,500,427.05        4,540,920.68
   11/30/97       4,738,196.85        4,756,615.47
   12/31/97       4,859,659.76        4,920,719.63
   01/31/98       4,866,471.81        4,910,879.52
   02/28/98       5,005,158.31        5,051,329.11
   03/31/98       5,155,188.12        5,177,076.32

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/31/97, the Fund's Institutional Class inception date, compared to the J.P. Morgan Emerging Markets Plus Index, an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Emerging Markets Bond Fund, which was launched 7/31/97 into the teeth of the emerging Asian crisis, has experienced relative performance just below its benchmark, the J. P. Morgan Emerging Markets Plus Index (3.10% for the Fund versus 3.54% for the Index).

 .    Country selection focused on higher yielding markets such as Bulgaria and
     Brazil, and credits which we deemed undervalued like Croatia, Poland and the Philippines.

 .    Although an early underweighting of the Russian market was negative for relative returns, more recent country allocation decisions have reversed much of those losses as underweighted positions in Venezuela and Russia, the two worst recent performers in the index, proved favorable due to political instability and oil dependency, respectively.

 .    As part of our tactical opportunity process, the Fund's peso-denominated
     Argentine debt position added to relative performance.

 .    While local currency allocations provided mixed returns, small investments in the Argentine peso and Polish zloty were positive.

 .    Relative value strategies such as forward buying of bonds and the associated cash management added value versus traditional bond purchases.

18 PIMCO Funds

PIMCO High Yield Fund

--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.


Portfolio:

Primarily high yield bonds.


Duration:

4.4 years


Total Net Assets:

$2,211 million


Sector Breakdown:*

                            [PIE CHART APPEARS HERE]

Corporate Bonds and Notes               81.9%
Asset-Backed Securities                  5.4%
Short-Term Instruments                   5.3%
Preferred Stock                          4.5%
Mortgage-Backed Securities               2.1%
Other                                    0.8%

Quality Breakdown:*

                            [PIE CHART APPEARS HERE]

BBB                                        7%
BB                                        47%
B                                         46%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                                                                 Lehman Brothers           Lipper High
                       Inst'l Class       Admin. Class           BB Intermediate           Current Yield
                       (Incep. 12/16/92)  (Incep. 1/16/95)       Corp. Index               Fund Average
----------------------------------------------------------------------------------------------------------
1 Year                     15.26%              14.98%                  12.74%                  16.94%
3 Years*                   14.32%              14.08%                  11.94%                  14.26%
5 Years*                   12.46%                 --                   10.34%                  10.81%
Since Inception*           13.08%              14.74%                     --                      --

* Annualized

CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception


                           [LINE CHART APPEARS HERE]

                  High Yield           Lehman BB
   MONTH             Fund              Intermed.
                                      Corp. Index
===========      ============        =============
   12/31/92      5,000,000.00         5,000,000.00
   03/31/93      5,313,333.34         5,239,091.78
   06/30/93      5,556,253.99         5,435,025.95
   09/30/93      5,686,689.07         5,594,144.12
   12/31/93      5,935,129.08         5,732,726.39
   03/31/94      5,879,245.93         5,643,896.01
   06/30/94      5,878,586.94         5,632,494.33
   09/30/94      6,025,466.63         5,772,014.62
   12/31/94      6,077,393.93         5,781,574.92
   03/31/95      6,397,464.08         6,110,147.76
   06/30/95      6,781,901.87         6,472,038.80
   09/30/95      7,022,542.80         6,639,757.78
   12/31/95      7,334,202.07         6,883,602.46
   03/31/96      7,402,000.12         6,933,691.24
   06/30/96      7,490,201.26         7,015,578.88
   09/30/96      7,858,765.33         7,263,474.59
   12/31/96      8,191,021.54         7,529,727.93
   03/31/97      8,292,841.34         7,601,685.35
   06/30/97      8,699,809.32         7,928,522.50
   09/30/97      9,072,090.94         8,214,195.36
   12/31/97      9,273,056.81         8,376,177.16
   03/31/98      9,557,939.39         8,570,184.08

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/93, the first full month following the Fund's Institutional Class inception on 12/16/92, compared to the Lehman Brothers BB Intermediate Corporate Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/16/95. The investments made by the High Yield Fund may involve high risk and may have speculative characteristics.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------


 .    The High Yield Fund's 15.26% fiscal year return on Institutional Class shares strongly outperformed its benchmark, the Lehman BB Intermediate Corporate Bond Index, which posted a 12.74% return.

 .    Our preference for issues senior in the capital structure and for collateralized issues helped relative returns, as did defensive positions in floating rate, senior-secured syndicated bank loans which added yield and principal stability.

 .    Tender offers and premium calls also aided performance as companies took advantage of low interest rates and a favorable financing environment to restructure their balance sheets.

 .    The Fund was largely protected from the negative fallout of the Asian debt crisis, as Asian corporate debt holdings, and exposure to U.S. corporations heavily influenced by Asian economic problems, was negligible.

 .    Small positions in U.S. dollar-denominated Argentine and Mexican Brady bonds performed well for the first six months of the fiscal year as well as contributing to performance in 1998's first quarter after recovering from Asian-induced losses in the fourth quarter of 1997.

 .    During an extended period of historically narrow yield spreads on high yield securities, the Fund's quality and subordination stratification remained defensive and security selection drove relative performance.

                                                          1998 Annual Report  19

PIMCO Money Market Fund

-------------------------------
FUND CHARACTERISTICS
-------------------------------

Objective:

Maximum current income, consistent with preservation of capital and daily liquidity.


Portfolio:

Primarily money market instruments.


Duration:

0.1 years


Total Net Assets:

$156 million

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998


                       Inst'l Class       Admin. Class           Lipper Money            Lipper Money Market
                       (Incep. 3/1/91)    (Incep. 1/24/95)       Market Index            Fund Average
--------------------------------------------------------------------------------------------------------------
1 Year                     5.40%               5.12%                 5.21%                    4.96%
3 Years*                   5.52%               5.26%                 5.20%                    5.01%
5 Years*                   4.80%                --                   4.54%                    4.43%
Since Inception*           4.63%               5.28%                  --                       --

* Annualized


CUMULATIVE RETURNS THROUGH MARCH 31, 1998
$5,000,000 invested at inception

                           [LINE GRAPH APPEARS HERE]


                  Money Market           Lipper
   MONTH             Fund             Money Market
                                         Index
===========       ============        ============
   02/28/91       5,000,000.00        5,000,000.00
   03/31/91       5,025,170.00        5,026,003.41
   06/30/91       5,098,544.48        5,098,217.47
   09/30/91       5,168,070.60        5,168,380.18
   12/31/91       5,235,295.51        5,233,255.88
   03/31/92       5,286,315.66        5,285,760.77
   06/30/92       5,333,833.24        5,333,476.73
   09/30/92       5,375,416.31        5,375,721.20
   12/31/92       5,415,416.59        5,414,519.70
   03/31/93       5,452,504.32        5,451,421.81
   06/30/93       5,489,090.19        5,486,932.99
   09/30/93       5,527,713.80        5,523,776.07
   12/31/93       5,567,081.25        5,560,870.04
   03/31/94       5,606,275.87        5,598,768.31
   06/30/94       5,654,813.75        5,644,805.55
   09/30/94       5,714,049.50        5,700,870.79
   12/31/94       5,785,415.42        5,768,406.60
   03/31/95       5,867,022.99        5,846,047.87
   06/30/95       5,950,959.87        5,927,684.85
   09/30/95       6,032,542.27        6,008,067.40
   12/31/95       6,136,175.15        6,078,635.96
   03/31/96       6,217,237.30        6,153,709.36
   06/30/96       6,297,219.80        6,226,609.66
   09/30/96       6,379,779.59        6,304,140.25
   12/31/96       6,460,353.31        6,378,822.57
   03/31/97       6,539,910.52        6,446,675.67
   06/30/97       6,626,256.14        6,518,498.65
   09/30/97       6,714,110.30        6,596,376.05
   12/31/97       6,805,246.91        6,677,847.00
   03/31/98       6,893,016.19        6,805,583.00

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 3/1/91, the Fund's Institutional Class inception date, compared to the Lipper Money Market Index, an index consisting of the 30 largest equal weighted Money Market Funds. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/24/95. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Fund's Institutional Class shares posted favorable relative performance for the fiscal year, returning 5.40% compared to 5.21% for its benchmark, the Lipper Money Market Index.

 .    The Fund's relative performance advantage was primarily achieved through significant investments in high quality domestic and Yankee commercial paper.

 .    Select holdings of short-maturity, investment-grade corporates also contributed to returns throughout the fiscal year due to the yield advantage these securities offered over shorter-term Treasuries.

 .    Investments in Treasury repurchase agreements served to increase the Fund's yield, which combined with other yield enhancing strategies, boosted the Fund's 30-day SEC yield during the period despite the fact that yields on three-month T-bills declined during the same time period.


20  PIMCO Funds

PIMCO StocksPLUS Fund

------------------------------
FUND CHARACTERISTICS
------------------------------

Objective:

Total return which exceeds that of the S&P 500 Index.


Portfolio:

Primarily S&P 500 Index futures and short-term bonds.


Duration:

0.7 years


Total Net Assets:

$678 million

Sector Breakdown:*

[PIE CHART APPEARS HERE]

Short-Term Instruments            34.3%
Corporate Bonds and Notes         26.1%
Mortgage-Backed Securities        20.5%
Asset-Backed Securities            7.5%
Sovereign Issues                   4.5%
Other                              7.1%


Quality Breakdown:*

[PIE CHART APPEARS HERE]

AAA        81%
 AA         1%
  A         8%
BBB         6%
 BB         4%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                       Inst'l Class       Admin. Class                                   Lipper Growth &
                       (Incep. 5/14/93)   (Incep. 1/7/97)        S&P 500 Index           Income Fund Average
-------------------------------------------------------------------------------------------------------------
1 Year                    47.75%              47.19%                48.00%                      40.15%
3 Years*                  33.25%                --                  32.81%                      27.89%
Since Inception*          24.57%              37.39%                  --                          --

* Annualized


         CUMULATIVE RETURNS THROUGH MARCH 31, 1998
         $5,000,000 invested at inception

                           [LINE CHART APPEARS HERE]

                                StocksPLUS                   S&P 500
      MONTH                        Fund                      Index
     05/31/93                  5,000,000.00               5,000,000.00
     06/30/93                  5,027,261.21               5,014,649.98
     09/30/93                  5,147,774.20               5,144,221.06
     12/31/93                  5,306,421.11               5,263,491.95
     03/31/94                  5,077,284.04               5,063,891.79
     06/30/94                  5,126,078.23               5,085,204.36
     09/30/94                  5,473,356.54               5,333,861.37
     12/31/94                  5,461,225.21               5,333,021.73
     03/31/95                  6,023,776.17               5,852,274.13
     06/30/95                  6,643,179.01               6,410,973.53
     09/30/95                  7,193,848.16               6,920,402.55
     12/31/95                  7,673,723.11               7,337,059.16
     03/31/96                  8,076,117.06               7,730,880.59
     06/30/96                  8,445,186.92               8,077,811.87
     09/30/96                  8,704,241.74               8,327,467.15
     12/31/96                  9,444,045.60               9,021,642.13
     03/31/97                  9,646,436.55               9,263,514.55
     06/30/97                 11,344,245.14              10,880,732.84
     09/30/97                 12,220,453.72              11,695,788.64
     12/31/97                 12,546,229.14              12,031,559.53
     03/31/98                 14,253,075.69              13,709,819.31



Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 6/1/93, the first full month following the Fund's Institutional Class inception on 5/14/93, compared to the Standard and Poor's 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 1/7/97. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Fund's exposure to the S&P 500 Index captured most of the market's strong gains producing a fiscal year return of 47.75% on Institutional Class shares versus 48.00% for the S&P 500 Index.

 .    An above-neutral duration on the cash portfolio used to back the Fund's S&P
     500 Index exposure (exposure is achieved through investments in S&P futures and swap contracts) was positive for performance as 3-month and 1-year rates fell 18 basis points and 62 basis points, respectively, during the period causing longer duration instruments to experience price appreciation relative to 3-month Treasury bills.

 .    For the fiscal year, the positive impact of a longer duration was partially offset by wider spreads in adjustable-rate and fixed-rate mortgage issues due to prepayment concerns from increased refinancing activity.

 .    While corporate spreads also widened during the fiscal year on the expectation of slower corporate earnings, an initial yield advantage allowed these issues to modestly outperform similar maturity Treasuries and a small allocation to BB-rated corporate issues, aided returns as those issues outperformed the investment-grade sector.

 .    Foreign issues were mixed with currency-hedged Canadian and United Kingdom bonds adding to returns and New Zealand bonds detracting.

 .    A small allocation to U.S. dollar-denominated debt from Argentina contributed to performance.


                                                          1998 Annual Report  21

PIMCO Strategic Balanced Fund

--------------------------------
FUND CHARACTERISTICS
--------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:

Primarily a combination of short- and intermediate-term investment grade bonds, and S&P 500 Index futures.


Duration:

2.5 years

Total Net Assets:

$39 million

Sector Breakdown:*

[PIE CHART APPEARS HERE]

Mortgage-Backed Securities           32.0%
Short-Term Instruments               23.4%
Corporate Bonds and Notes            17.1%
Asset-Backed Securities              12.1%
U.S. Treasury Obligations             8.4%
Other                                 7.0%


Quality Breakdown:*

[PIE CHART APPEARS HERE]

AAA            86%
  A             5%
BBB             4%
 BB             5%

*% of Total Investments as of March 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended March 31, 1998

                                             60% S&P 500 Index and            Lipper             Lipper
                    Inst'l Class             40% Lehman Brothers              Balanced           Balanced
                    (Incep. 6/28/96)         Aggregate Bond Index             Index              Fund Average
--------------------------------------------------------------------------------------------------------------
1 Year                  33.40%                      32.74%                    28.93%                28.13%
Since Inception*        25.67%                         --                        --                    --

* Annualized


       CUMULATIVE RETURNS THROUGH MARCH 31, 1998
       $5,000,000 invested at inception

                           [LINE CHART APPEARS HERE]

                                           60% S&P 500 Index
                         Strategic          and 40% Lehman         Lipper
                         Balanced         Brothers Aggregate      Balanced
 MONTH                     Fund               Bond Index           Index
========                ============      ==================    ============
06/30/96                5,000,000.00         5,000,000.00       5,000,000.00
09/30/96                5,175,000.00         5,132,224.39       5,131,195.88
12/31/96                5,511,545.44         5,450,953.27       5,416,758.49
03/31/97                5,591,599.64         5,528,616.82       5,440,114.68
06/30/97                6,275,397.83         6,181,438.54       6,020,301.34
09/30/97                6,659,150.09         6,545,208.18       6,406,984.23
12/31/97                6,843,897.26         6,738,297.47       6,500,291.04
03/31/98                7,459,338.55         7,338,611.10       7,013,913.74

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/1/96, the first full month following the Fund's Institutional Class inception on 6/28/96, compared to a static 60/40 blend of the Standard and Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Index, each an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Fund returned 33.40% for the fiscal year, outperforming both the Lipper
     Balanced Fund Index, which returned 28.93%; and a 60/40 blend of the S&P
     500 and Lehman Aggregate Bond Indexes, which returned 32.74%.

 .    Asset allocation strategy, which favored equities over fixed income, added to returns as stocks strongly outperformed bonds for the fiscal year.

 .    Equity sector performance benefited from holdings of short-maturity corporate and mortgage-backed securities which enhanced the yield of the portion of the Fund used to fully back futures and swap exposure to the S&P 500 Index.

 .    Fund duration was positioned longer than the benchmark which added to returns as yields fell across the yield curve in the latter half of 1997.

 .    Fixed income performance was boosted by an overweighted allocation to the mortgage sector which delivered strong relative performance thanks to the higher initial yield offered by mortgage securities and strong investor interest in the sector.

 .    A strategy of utilizing short maturity, lower quality instruments (rated
     BBB and BB) was also positive, as was limited exposure to non-U.S. securities which offered superior yield and the potential for appreciation.


22 PIMCO Funds

PIMCO Global Bond Fund II

------------------------------
FUND CHARACTERISTICS
------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management (U.S. and non-U.S.).

Portfolio:

Primarily investment grade U.S. and foreign bonds.


Duration:

5.6 years


Total Net Assets:

$42 million


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
Country Allocation:*

[PIE CHART APPEARS HERE]

United Kingdom                15.9%
United States                 12.6%
Sweden                         8.9%
France                         6.7%
Germany                        3.0%
Greece                         2.6%
Italy                          2.0%
Spain                          1.6%
Canada                         1.4%
Short-Term Instruments/Other  45.3%


Quality Breakdown:*

[PIE CHART APPEARS HERE]

AAA            77%
 AA            11%
  A             8%
BBB             2%
 BB             2%


*% of Total Investments as of March 31, 1998


Past performance is not an indication of future results. The Institutional Class of the Global Bond Fund II was opened on February 25, 1998. The total return performance of the Institutional Class since inception was 1.55%. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          1998 Annual Report  23

Financial Highlights - Institutional Classes


                                               Net Asset                  Net Realized    Total        Dividends    Dividends in
                                               Value                      and Unrealized  Income from  from Net     Excess of Net
Selected Per Share Data for the Year           Beginning  Net Investment  Gain (Loss) on  Investment   Investment   Investment
  or Period Ended:                             of Period  Income          Investments     Operations   Income       Income
                                               ---------  --------------  --------------  -----------  ----------   -------------
Total Return Fund
   Institutional Class
   03/31/98                                    $  10.27   $   0.64 (a)   $     0.62 (a)   $    1.26    $  (0.62)     $    (0.02)
   03/31/97                                       10.29       0.68            (0.02)           0.66       (0.66)          (0.02)
   03/31/96                                       10.02       0.81             0.29            1.10       (0.61)          (0.10)
   03/31/95                                       10.25       0.64            (0.24)           0.40       (0.56)          (0.05)
   03/31/94                                       10.91       0.68            (0.16)           0.52       (0.71)          (0.15)

   Administrative Class
   03/31/98                                       10.27       0.61 (a)         0.63 (a)        1.24       (0.60)          (0.02)
   03/31/97                                       10.29       0.66 (a)        (0.02) (a)       0.64       (0.64)          (0.02)
   03/31/96                                       10.01       0.80             0.29            1.09       (0.60)          (0.09)
   09/07/94-03/31/95                              10.00       0.31             0.06            0.37       (0.32)          (0.03)

Total Return Fund II
   Institutional Class
   03/31/98                                    $   9.85   $   0.63 (a)   $     0.52 (a)   $    1.15    $ (0.60)      $    (0.03)
   03/31/97                                        9.89       0.61            (0.02)           0.59      (0.62)           (0.01)
   11/01/95-03/31/96                              10.21       0.25            (0.17)           0.08      (0.26)            0.00
   10/31/95                                        9.39       0.69             0.76            1.45      (0.62)            0.00
   10/31/94                                       10.38       0.51            (0.88)          (0.37)     (0.51)            0.00
   10/31/93                                        9.99       0.61             0.74            1.35      (0.61)            0.00

   Administrative Class
   03/31/98                                        9.85       0.60 (a)         0.52 (a)        1.12      (0.57)           (0.03)
   03/31/97                                        9.89       0.59            (0.02)           0.57      (0.60)           (0.01)
   11/01/95-03/31/96                              10.22       0.24            (0.17)           0.07      (0.26)            0.00
   11/30/94-10/31/95                               9.34       0.56             0.88            1.44      (0.55)            0.00

Total Return Fund III
   Institutional Class
   03/31/98                                    $   9.15   $   0.57 (a)   $     0.56 (a)   $    1.13    $ (0.54)      $    (0.03)
   03/31/97                                        9.13       0.55             0.05            0.60      (0.55)           (0.02)
   03/31/96                                        8.99       0.72             0.17            0.89      (0.54)           (0.09)
   03/31/95                                        9.18       0.59            (0.16)           0.43      (0.52)           (0.02)
   03/31/94                                        9.81       0.59            (0.03)           0.56      (0.66)           (0.12)

   Administrative Class
   04/11/97-03/31/98                               9.12       0.54 (a)         0.58 (a)        1.12      (0.50)           (0.03)

Total Return Mortgage Fund
   Institutional Class
   07/31/97-03/31/98                           $  10.00   $   0.41 (a)   $     0.30 (a)   $    0.71    $ (0.46)      $     0.00

Moderate Duration Fund
   Institutional Class
   03/31/98                                    $   9.83   $   0.38 (a)   $     0.56 (a)   $    0.94    $ (0.60)      $    0.00
   12/31/96-03/31/97                              10.00       0.15            (0.17)          (0.02)     (0.15)           0.00

24 PIMCO Funds See Accompanying notes


Financial Highlights - Institutional Classes   Distributions     Distributions
                                               from Net          in Excess of       Tax Basis                       Net Asset
Selected Per Share Data for                    Realized          Net Realized       Return of     Total             Value End
the Year or Period Ended:                      Capital Gains     Capital Gains      Capital       Distributions     of Period
                                               -------------     -------------      ---------     -------------     ---------
Total Return Fund
   Institutional Class
   03/31/98.............................       $    (0.27)       $      0.00        $    0.00     $   (0.91)        $  10.62
   03/31/97.............................             0.00               0.00             0.00         (0.68)           10.27
   03/31/96.............................            (0.12)              0.00             0.00         (0.83)           10.29
   03/31/95.............................             0.00               0.00            (0.02)        (0.63)           10.02
   03/31/94.............................            (0.30)             (0.02)            0.00         (1.18)           10.25

   Administrative Class
   03/31/98.............................            (0.27)              0.00             0.00         (0.89)           10.62
   03/31/97.............................             0.00               0.00             0.00         (0.66)           10.27
   03/31/96.............................            (0.12)              0.00             0.00         (0.81)           10.29
   09/07/94-03/31/95....................             0.00               0.00            (0.01)        (0.36)           10.01

Total Return Fund II
   Institutional Class
   03/31/98.............................       $    (0.11)       $      0.00        $    0.00     $   (0.74)        $  10.26
   03/31/97.............................             0.00               0.00             0.00         (0.63)            9.85
   11/01/95-03/31/96....................            (0.09)             (0.05)            0.00         (0.40)            9.89
   10/31/95.............................            (0.01)              0.00             0.00         (0.63)           10.21
   10/31/94.............................            (0.05)              0.00            (0.06)        (0.62)            9.39
   10/31/93.............................            (0.35)              0.00             0.00         (0.96)           10.38

   Administrative Class
   03/31/98.............................            (0.11)              0.00             0.00         (0.71)           10.26
   03/31/97.............................             0.00               0.00             0.00         (0.61)            9.85
   11/01/95-03/31/96....................            (0.09)             (0.05)            0.00         (0.40)            9.89
   11/30/94-10/31/95....................            (0.01)              0.00             0.00         (0.56)           10.22
Total Return Fund III
   Institutional Class
   03/31/98.............................       $    (0.16)       $      0.00        $    0.00     $   (0.73)        $   9.55
   03/31/97.............................             0.00              (0.01)            0.00         (0.58)            9.15
   03/31/96.............................            (0.12)              0.00             0.00         (0.75)            9.13
   03/31/95.............................             0.00               0.00            (0.08)        (0.62)            8.99
   03/31/94.............................            (0.20)             (0.21)            0.00         (1.19)            9.18

   Administrative Class
   04/11/97-03/31/98....................            (0.16)              0.00             0.00         (0.69)            9.55

Total Return Mortgage Fund
   Institutional Class
   07/31/97-03/31/98....................       $    (0.01)       $      0.00        $    0.00     $   (0.47)        $  10.24

Moderate Duration Fund
   Institutional Class
   03/31/98.............................       $    (0.03)       $      0.00        $    0.00     $   (0.63)        $  10.14
   12/31/96-03/31/97....................             0.00               0.00             0.00         (0.15)            9.83


                                                                                                  Ratio of Net
                                                                                    Ratio of      Investment
                                                                                    Expenses to   Income to
                                                                 Net Assets End     Average Net   Average Net       Portfolio
                                               Total Return      of Period (000s)   Assets        Assets            Turnover Rate
                                               ------------      ----------------   -----------   ------------      -------------
Total Return Fund
   Institutional Class
   03/31/98.............................            12.63%       $   16,484,119          0.43%         6.06%             206%
   03/31/97.............................             6.60            12,528,536          0.43          6.60              173
   03/31/96.............................            11.14            10,247,605          0.42          6.85              221
   03/31/95.............................             4.22             7,239,735          0.41          6.72               98
   03/31/94.............................             4.55             5,008,160          0.41          6.27              177

   Administrative Class
   03/31/98.............................            12.36               481,730          0.68          5.74              206
   03/31/97.............................             6.34               151,194          0.68          6.35              173
   03/31/96.............................            10.99               104,618          0.68          6.64              221
   09/07/94-03/31/95....................             3.76                 9,037          0.66+         6.54+              98

Total Return Fund II
   Institutional Class
   03/31/98.............................            11.99%              574,587          0.50%         6.15%             361%
   03/31/97.............................             6.15               478,451          0.50          6.38              293
   11/01/95-03/31/96....................             0.78               455,583          0.51+         6.36+              73
   10/31/95.............................            15.96               442,091          0.50          6.47               41
   10/31/94.............................            (3.58)              357,900          0.50          5.22               99
   10/31/93.............................            13.79               371,260          0.50          5.38               50

   Administrative Class
   03/31/98.............................            11.71                15,172          0.75          5.86              361
   03/31/97.............................             5.88                 5,304          0.75          6.13              293
   11/01/95-03/31/96....................             0.57                 3,320          0.76+         6.06+              73
   11/30/94-10/31/95....................            15.92                 3,163          0.76+         6.22+              41

Total Return Fund III
   Institutional Class
   03/31/98.............................            12.62%              365,249          0.51%         5.99%             183%
   03/31/97.............................             6.76               193,297          0.51          6.21               90
   03/31/96.............................            10.06               142,223          0.50          6.82              177
   03/31/95.............................             4.92                99,497          0.50          6.95              146
   03/31/94.............................             5.64                97,522          0.50          6.00               95

   Administrative Class
   04/11/97-03/31/98....................            12.46                   178          0.76+         5.85+             183

Total Return Mortgage Fund
   Institutional Class
   07/31/97-03/31/98....................             6.69%                3,588          0.52%+        6.07%+            593%

Moderate Duration Fund
   Institutional Class
   03/31/98.............................             9.80%              239,152          0.45%         3.75%              96%
   12/31/96-03/31/97....................            (0.25)               13,458          0.44+         6.01+              49


+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


                                   1998 Annual Report See Accompanying notes  25

                                                       Net Asset              Net Realized   Total        Dividends   Dividends
                                                       Value      Net         and Unrealized Income from  from Net    in Excess of
                                                       Beginning  Investment  Gain (Loss) on Investment   Investment  Net Investment
Selected Per Share Data for the Year or Period Ended:  of Period  Income      Investments    Operations   Income      Income
                                                       ---------  ----------  -------------  -----------  ----------  --------------

Low Duration Fund
   Institutional Class
   03/31/98..........................................   $   9.98  $   0.65 (a)   $   0.23 (a)  $     0.88  $   (0.63)  $    (0.02)
   03/31/97..........................................       9.95      0.64           0.03            0.67      (0.63)       (0.01)
   03/31/96..........................................       9.76      0.66           0.21            0.87      (0.68)        0.00
   03/31/95..........................................      10.04      0.65          (0.30)           0.35      (0.54)        0.00
   03/31/94..........................................      10.30      0.62          (0.16)           0.46      (0.64)       (0.03)

   Administrative Class
   03/31/98..........................................       9.98      0.63 (a)       0.22 (a)        0.85      (0.60)       (0.02)
   03/31/97..........................................       9.95      0.62           0.03            0.65      (0.60)       (0.02)
   03/31/96..........................................       9.76      0.63           0.21            0.84      (0.65)        0.00
   12/31/94--03/31/95................................       9.67      0.18           0.07            0.25      (0.14)        0.00

Low Duration Fund II
   Institutional Class
   03/31/98..........................................   $   9.81  $   0.22 (a)   $   0.59 (a)  $     0.81  $   (0.56)  $    (0.04)
   03/31/97..........................................       9.82      0.62          (0.03)           0.59      (0.58)       (0.02)
   03/31/96..........................................       9.77      0.66           0.04            0.70      (0.60)       (0.03)
   03/31/95..........................................       9.94      0.62          (0.16)           0.46      (0.58)       (0.03)
   03/31/94..........................................      10.25      0.60          (0.28)           0.32      (0.58)        0.00

   Administrative Class
   02/02/98--03/31/98................................      10.03      0.14 (a)      (0.08)(a)        0.06      (0.08)       (0.01)

Low Duration Fund III
   Institutional Class
   03/31/98..........................................   $   9.91  $   0.53 (a)   $   0.24 (a)  $     0.77  $   (0.60)  $     0.00
   12/31/96--03/31/97................................      10.00      0.15          (0.09)           0.06      (0.15)        0.00

Low Duration Mortgage Fund
   Institutional Class
   07/31/97--03/31/98................................   $  10.00  $   0.43 (a)   $   0.14 (a)  $     0.57  $   (0.42)  $     0.00

Short-Term Fund
   Institutional Class
   03/31/98..........................................   $  10.00  $   0.62 (a)   $   0.06 (a)  $     0.68  $   (0.60)  $    (0.01)
   03/31/97..........................................       9.92      0.61           0.08            0.69      (0.59)       (0.02)
   03/31/96..........................................       9.79      0.69           0.12            0.81      (0.65)       (0.03)
   03/31/95..........................................       9.92      0.56          (0.13)           0.43      (0.55)       (0.01)
   03/31/94..........................................      10.03      0.48          (0.12)           0.36      (0.47)        0.00

   Administrative Class
   03/31/98..........................................      10.00      0.59 (a)       0.07 (a)        0.66      (0.58)       (0.01)
   03/31/97..........................................       9.92      0.58           0.08            0.66      (0.57)       (0.01)
   02/01/96--03/31/96................................       9.98      0.11          (0.07)           0.04      (0.10)        0.00


26 PIMCO FUNDS See accompanying notes

                                                               Distributions  Distributions
                                                               from Net       in Excess of   Tax Basis                 Net Asset
                                                               Realized       Net Realized   Return of  Total          Value End
Selected Per Share Data for the Year or Period Ended:          Capital Gains  Capital Gains  Capital    Distributions  of Period
                                                               -------------  -------------  ---------  -------------  ---------

Low Duration Fund
   Institutional Class
   03/31/98..................................................  $  (0.03)       $    0.00     $    0.00   $    (0.68)   $    10.18
   03/31/97..................................................      0.00             0.00          0.00        (0.64)         9.98
   03/31/96..................................................      0.00             0.00          0.00        (0.68)         9.95
   03/31/95..................................................      0.00             0.00         (0.09)       (0.63)         9.76
   03/31/94..................................................     (0.05)            0.00          0.00        (0.72)        10.04

   Administrative Class
   03/31/98..................................................     (0.03)            0.00          0.00        (0.65)        10.18
   03/31/97..................................................      0.00             0.00          0.00        (0.62)         9.98
   03/31/96..................................................      0.00             0.00          0.00        (0.65)         9.95
   12/31/94--03/31/95........................................      0.00             0.00         (0.02)       (0.16)         9.76

Low Duration Fund II
   Institutional Class
   03/31/98..................................................  $  (0.02)       $    0.00     $    0.00   $    (0.62)   $    10.00
   03/31/97..................................................      0.00             0.00          0.00        (0.60)         9.81
   03/31/96..................................................      0.00             0.00         (0.02)       (0.65)         9.82
   03/31/95..................................................      0.00             0.00         (0.02)       (0.63)         9.77
   03/31/94..................................................     (0.05)            0.00          0.00        (0.63)         9.94

   Administrative Class
   02/02/98--03/31/98........................................      0.00             0.00          0.00        (0.09)        10.00

Low Duration Fund III
   Institutional Class
   03/31/98..................................................  $  (0.03)       $    0.00     $    0.00   $    (0.63)   $    10.05
   12/31/96--03/31/97........................................      0.00             0.00          0.00        (0.15)         9.91

Low Duration Mortgage Fund
   Institutional Class
   07/31/97--03/31/98........................................     (0.02)       $    0.00     $    0.00   $    (0.44)   $    10.13

Short-Term Fund
   Institutional Class
   03/31/98..................................................   $ (0.01)       $    0.00     $     0.00  $     (0.62)  $    10.06
   03/31/97..................................................      0.00             0.00           0.00        (0.61)       10.00
   03/31/96..................................................      0.00             0.00           0.00        (0.68)        9.92
   03/31/95..................................................      0.00             0.00           0.00        (0.56)        9.79
   03/31/94..................................................      0.00             0.00           0.00        (0.47)        9.92

   Administrative Class
   03/31/98..................................................     (0.01)            0.00           0.00        (0.60)       10.06
   03/31/97..................................................      0.00             0.00           0.00        (0.58)       10.00
   02/01/9--03/31/96.........................................      0.00             0.00           0.00        (0.10)        9.92

                                                                                                        Ratio of Net
                                                                                          Ratio of      Investment
                                                                                          Expenses to   Income to
                                                                       Net Assets End     Average Net   Average Net   Portfolio
Selected Per Share Data for the Year or Period Ended:   Total Return   of Period (000s)   Assets        Assets        Turnover Rate
                                                        ------------   ----------------   -----------   -----------   -------------

Low Duration Fund
   Institutional Class
   03/31/98...........................................        9.00%    $     2,759,531         0.43%          6.39%          309%
   03/31/97...........................................        6.97           2,797,001         0.43           6.46           240
   03/31/96...........................................        9.13           2,677,574         0.42           6.88           209
   03/31/95...........................................        3.60           2,332,032         0.41           6.46            77
   03/31/94...........................................        4.56           2,298,255         0.43           6.05            43

   Administrative Class
   03/31/98...........................................        8.73              46,186         0.68           6.16           309
   03/31/97...........................................        6.71              23,564         0.68           6.21           240
   03/31/96...........................................        8.83               2,536         0.69           6.73           209
   12/31/94--03/31/95.................................        2.53                 771         0.66+          6.93+           77

Low Duration Fund II
   Institutional Class
   03/31/98...........................................        8.29%    $       401,204         0.50%          5.98%          335%
   03/31/97...........................................        6.33             339,375         0.51           6.31           237
   03/31/96...........................................        7.30             253,299         0.48           6.61           225
   03/31/95...........................................        4.80             170,866         0.47           6.35           102
   03/31/94...........................................        3.15             141,411         0.50           5.73            54

   Administrative Class
   02/02/98--03/31/98.................................        0.58                  56         0.75+          8.53+          335

Low Duration Fund III
   Institutional Class
   03/31/98...........................................        7.93%    $        23,896         0.50%          5.98%          307%
   12/31/96--03/31/97.................................        0.58              10,056         0.49+          6.00+          155

Low Duration Mortgage Fund
   Institutional Class
   07/31/97--03/31/98.................................        5.86%    $         3,748         1.81%(b)       6.30%+         486%

Short-Term Fund
   Institutional Class
   03/31/98...........................................        7.06%    $       172,846         0.45%          6.12%           48%
   03/31/97...........................................        7.12             156,515         0.47           6.12            77
   03/31/96...........................................        8.49             101,797         0.58           6.86           215
   03/31/95...........................................        4.46              90,114         0.50           5.67            79
   03/31/94...........................................        3.66              73,176         0.50           4.87            46

   Administrative Class
   03/31/98...........................................        6.80               5,147         0.70           5.86            48
   03/31/97...........................................        6.86               4,513         0.72           5.87            77
   02/01/96--03/31/96.................................        0.41               3,999         0.52+          4.44+          215


+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreements is .50%


                                    1998 Annual Report See accompanying notes 27




                                                Net Asset                   Net Realized    Total        Dividends   Dividends in
                                                Value                       and Unrealized  Income from  from Net    Excess of Net
Selected Per Share Data for the Year            Beginning   Net Investment  Gain (Loss) on  Investment   Investment  Investment
 or Period Ended:                               of Period   Income          Investments     Operations   Income      Income
                                                ---------   --------------  --------------  -----------  ----------  -------------

Long-Term U.S. Government Fund
   Institutional Class
   03/31/98..............................       $    9.39   $     0.52 (a)  $    1.34 (a)   $   1.86     $   (0.62)  $       0.00
   03/31/97..............................            9.96         0.79          (0.35)          0.44         (0.68)          0.00
   03/31/96..............................            9.85         0.83           0.66           1.49         (0.68)         (0.04)
   03/31/95..............................            9.96         0.60          (0.09)          0.51         (0.60)         (0.02)
   03/31/94..............................           11.36         0.62          (0.06)          0.56         (1.05)         (0.04)

   Administrative Class
   09/23/97-03/31/98.....................           10.17         0.26 (a)       0.51 (a)       0.77         (0.31)          0.00

Real Return Bond Fund
   Institutional Class
   03/31/98..............................       $    9.93   $     0.44 (a)  $    0.05 (a)   $   0.49     $   (0.48)  $      (0.03)
   01/29/97-03/31/97.....................            9.92         0.11          (0.02)          0.09         (0.08)          0.00

Foreign Bond Fund
   Institutional Class
   03/31/98..............................       $   10.41    $    0.66 (a)   $   0.61 (a)    $  1.27     $   (0.63)    $     0.00
   03/31/97..............................           10.50         0.80           1.00           1.80         (0.40)          0.00
   03/31/96..............................            9.38         0.96           1.03           1.99         (0.34)         (0.25)
   03/31/95..............................           10.18         0.38          (0.57)         (0.19)         0.00           0.00
   03/31/94..............................           10.34         0.55           0.27           0.82         (0.55)          0.00

   Administrative Class
   03/31/98..............................           10.41         0.63 (a)       0.61 (a)       1.24         (0.60)          0.00
   01/28/97-03/31/97.....................           10.54         0.59          (0.67)         (0.08)        (0.05)          0.00

Global Bond Fund
   Institutional Class
   03/31/98..............................       $    9.86    $    0.66 (a)   $  (0.10) (a)   $  0.56     $   (0.53)    $     0.00
   03/31/97..............................           10.05         0.70          (0.01)          0.69         (0.44)          0.00
   03/31/96..............................            9.87         0.45           0.72           1.17         (0.61)          0.00
   03/31/95..............................            9.85         0.69          (0.14)          0.55         (0.29)         (0.24)
   11/23/93-03/31/94.....................           10.00         0.16          (0.15)          0.01         (0.16)          0.00

   Administrative Class
   03/31/98..............................            9.86         0.59 (a)      (0.05) (a)      0.54         (0.51)          0.00
   08/01/96-03/31/97.....................           10.28         0.51          (0.23)          0.28         (0.26)          0.00

Global Bond Fund II
   Institutional Class
   02/25/98-03/31/98.....................       $    9.82    $    0.06 (a)   $   0.09 (a)    $  0.15     $    0.00     $    (0.05)

Emerging Markets Bond Fund
   Institutional Class
   07/31/97-03/31/98.....................       $   10.00    $    0.46 (a)   $  (0.18)(a)    $  0.28     $   (0.46)    $     0.00



                                        Distributions    Distributions
                                        from Net         in Excess of     Tax Basis                     Net Asset
Selected Per Share Data for the Year    Realized         Net Realized     Return of    Total            Value End
or Period Ended:                        Capital Gains    Capital Gains    Capital      Distributions    of Period      Total Return
                                        -------------    -------------    ----------   -------------    ---------      ------------
Long-Term U.S. Government Fund
   Institutional Class
   03/31/98.........................    $       (0.06)   $       0.00     $     0.00   $        (0.68)  $      10.57        20.23%
   03/31/97.........................             0.00           (0.33)          0.00            (1.01)          9.39         4.48
   03/31/96.........................            (0.50)          (0.16)          0.00            (1.38)          9.96        14.83
   03/31/95.........................             0.00            0.00           0.00            (0.62)          9.85         5.50
   03/31/94.........................            (0.70)          (0.17)          0.00            (1.96)          9.96         4.13

   Administrative Class
   09/23/97-03/31/98................            (0.06)           0.00           0.00            (0.37)         10.57         7.60

Real Return Bond Fund
   Institutional Class
   03/31/98.........................    $       (0.14)   $       0.00     $     0.00   $        (0.65)  $       9.77         4.70%
   01/29/97-03/31/97................             0.00            0.00           0.00            (0.08)          9.93         0.09

Foreign Bond Fund
   Institutional Class
   03/31/98.........................    $       (0.31)   $       0.00     $     0.00   $        (0.94)  $      10.74        12.64%
   03/31/97.........................            (1.49)           0.00           0.00            (1.89)         10.41        17.69
   03/31/96.........................            (0.25)          (0.03)          0.00            (0.87)         10.50        21.80
   03/31/95.........................             0.00            0.00          (0.61)           (0.61)          9.38        (1.85)
   03/31/94.........................            (0.06)          (0.37)          0.00            (0.98)         10.18         7.79

   Administrative Class
   03/31/98.........................            (0.31)           0.00           0.00            (0.91)         10.74        12.34
   01/28/97-03/31/97................             0.00            0.00           0.00            (0.05)         10.41        (0.72)

Global Bond Fund
   Institutional Class
   03/31/98.........................    $        0.00    $      (0.19)    $     0.00   $        (0.72)  $       9.70         5.85%
   03/31/97.........................            (0.44)           0.00           0.00            (0.88)          9.86         6.78
   03/31/96.........................            (0.21)          (0.17)          0.00            (0.99)         10.05        12.04
   03/31/95.........................             0.00            0.00           0.00            (0.53)          9.87        10.35
   11/23/93-03/31/94................             0.00            0.00           0.00            (0.16)          9.85         0.08

   Administrative Class
   03/31/98.........................             0.00           (0.19)          0.00            (0.70)          9.70         5.57
   08/01/96-03/31/97................            (0.44)           0.00           0.00            (0.70)          9.86         2.97

Global Bond Fund II
   Institutional Class
   02/25/98-03/31/98................    $        0.00    $       0.00     $     0.00   $        (0.05)  $       9.92         1.02%

Emerging Markets Bond Fund
   Institutional Class
   07/31/97-03/31/98................    $       (0.15)   $       0.00     $     0.00   $        (0.61)  $       9.67         3.10%


                                                             Ratio of        Investment
                                                             Expenses to     Income to
Selected Per Share Data for the Year       Net Assets End    Average Net     Average Net    Portfolio
or Period Ended:                           of Period (000s)  Assets          Assets         Turnover Rate
                                           ----------------  -----------     -----------    -------------
Long-Term U.S. Government Fund
   Institutional Class
   03/31/98.........................       $        48,547         0.51%           4.88%         177%
   03/31/97.........................                19,995         0.63            7.63          402
   03/31/96.........................                32,511         0.56            6.80          238
   03/31/95.........................                32,349         0.50            6.62           89
   03/31/94.........................                25,978         0.50            5.37           98

   Administrative Class
   09/23/97-03/31/98................                 4,957         0.76+           4.87+         177

Real Return Bond Fund
   Institutional Class
   03/31/98.........................       $         5,526         0.52%           4.46%         967%
   01/29/97-03/31/97................                 5,638         0.51+           6.54+         160

Foreign Bond Fund
   Institutional Class
   03/31/98.........................       $       392,198         0.50%           6.32%         280%
   03/31/97.........................               234,880         0.50            7.88          984
   03/31/96.........................               258,493         0.52            5.83        1,234
   03/31/95.........................               232,700         0.47            6.44          299
   03/31/94.........................               498,521         0.54            5.12          260

   Administrative Class
   03/31/98.........................                   315         0.75            6.07          280
   01/28/97-03/31/97................                    30         0.79+           7.63+         984

Global Bond Fund
   Institutional Class
   03/31/98.........................       $       256,274         0.55%           6.64%         389%
   03/31/97.........................               215,631         0.56            7.51          911
   03/31/96.........................               133,833         0.58            5.88        1,083
   03/31/95.........................                76,476         0.64            5.59          461
   11/23/93-03/31/94................                40,485         0.50+           4.55+         132

   Administrative Class
   03/31/98.........................                 1,548         0.80            6.39          389
   08/01/96-03/31/97................                   346         0.78+           5.66+         911

Global Bond Fund II
   Institutional Class
   02/25/98-03/31/98................       $        24,517         0.55%+          6.24%+        369%

Emerging Markets Bond Fund
   Institutional Class
   07/31/97-03/31/98................       $         3,676         0.86%+          7.21%+        695%



+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.




                                         PIMCO Funds See accompanying notes   29




                                                                            Net Realized     Total        Dividends   Dividends in
                                           Net Asset                        and Unrealized   Income from  from Net    Excess of Net
Selected Per Share Data for the Year       Value Beginning  Net Investment  Gain (Loss) on   Investment   Investment  Investment
or Period Ended:                           of Period        Income          Investments      Operations   Income      Income
                                           ---------------  --------------  ---------------  ------------ ----------  -----------

High Yield Fund
   Institutional Class
   03/31/98..............................  $     11.10      $    0.98 (a)   $   0.65 (a)     $   1.63     $   (0.98)  $      0.00
   03/31/97..............................        10.94           0.92           0.34             1.26         (0.97)         0.00
   03/31/96..............................        10.42           1.04           0.54             1.58         (1.01)         0.00
   03/31/95..............................        10.52           0.99          (0.12)            0.87         (0.93)        (0.02)
   03/31/94..............................        10.41           0.90           0.18             1.08         (0.90)         0.00

   Administrative Class
   03/31/98..............................        11.10           0.95 (a)       0.65 (a)         1.60         (0.95)         0.00
   03/31/97..............................        10.94           0.85 (a)       0.38 (a)         1.23         (0.94)         0.00
   03/31/96..............................        10.41           1.02 (a)       0.54 (a)         1.56         (0.98)         0.00
   01/16/95-03/31/95.....................        10.14           0.23           0.25             0.48         (0.21)         0.00

Money Market Fund
   Institutional Class
   03/31/98..............................  $      1.00      $    0.05 (a)   $   0.00 (a)     $   0.05     $   (0.05)  $      0.00
   03/31/97..............................         1.00           0.05           0.00             0.05         (0.05)         0.00
   11/01/95-03/31/96.....................         1.00           0.02           0.00             0.02         (0.02)         0.00
   10/31/95..............................         1.00           0.06           0.00             0.06         (0.06)         0.00
   10/31/94..............................         1.00           0.03           0.00             0.03         (0.03)         0.00
   10/31/93..............................         1.00           0.03           0.00             0.03         (0.03)         0.00

   Administrative Class
   03/31/98..............................         1.00           0.05 (a)       0.00 (a)         0.05         (0.05)         0.00
   03/31/97..............................         1.00           0.05           0.00             0.05         (0.05)         0.00
   11/01/95-03/31/96.....................         1.00           0.02           0.00             0.02         (0.02)         0.00
   01/24/95-10/31/95.....................         1.00           0.05           0.00             0.05         (0.05)         0.00

StocksPLUS Fund
   Institutional Class
   03/31/98..............................  $     11.46      $    1.90 (a)   $   3.23 (a)     $   5.13     $   (1.41)  $      0.00
   03/31/97..............................        11.16           1.27           0.82             2.09         (1.27)         0.00
   03/31/96..............................        10.48           0.91           2.48             3.39         (1.05)         0.00
   03/31/95..............................         9.52           1.03           0.69             1.72         (0.76)         0.00
   05/14/93-03/31/94.....................        10.00           0.34           0.10             0.44         (0.34)        (0.01)

   Administrative Class
   03/31/98..............................        11.46           1.89 (a)       3.19 (a)         5.08         (1.39)         0.00
   01/07/97-03/31/97.....................        11.56           0.14          (0.09)            0.05         (0.15)         0.00

Strategic Balanced Fund
   Institutional Class
   03/31/98..............................  $     10.32      $    1.30 (a)   $   2.05 (a)     $   3.35     $   (0.84) $       0.00
   06/28/96-03/31/97.....................        10.00           0.85           0.31             1.16         (0.63)         0.00


+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.



30  PIMCO Funds  See accompanying notes





                                           Distributions   Distributions
                                           from Net        in Excess of    Tax Basis                     Net Asset
Selected Per Share Data for the Year       Realized        Net Realized    Return of    Total            Value End
or Period Ended:                           Capital Gains   Capital Gains   Capital      Distributions    of Period     Total Return
                                           -------------   -------------   ---------    -------------    ---------     ------------

High Yield Fund
   Institutional Class
   03/31/98...........................     $        0.00   $       (0.09)  $    0.00    $       (1.07)   $   11.66           15.26%
   03/31/97...........................             (0.13)           0.00        0.00            (1.10)       11.10           12.04
   03/31/96...........................             (0.05)           0.00        0.00            (1.06)       10.94           15.70
   03/31/95...........................              0.00           (0.02)       0.00            (0.97)       10.42            8.81
   03/31/94...........................             (0.07)           0.00        0.00            (0.97)       10.52           10.65

   Administrative Class
   03/31/98...........................              0.00           (0.09)       0.00            (1.04)       11.66           14.98
   03/31/97...........................             (0.13)           0.00        0.00            (1.07)       11.10           11.76
   03/31/96...........................             (0.05)           0.00        0.00            (1.03)       10.94           15.54
   01/16/95-03/31/95..................              0.00            0.00        0.00            (0.21)       10.41            4.66

Money Market Fund
   Institutional Class
   03/31/98...........................     $        0.00   $        0.00   $    0.00    $       (0.05)   $    1.00            5.40%
   03/31/97...........................              0.00            0.00        0.00            (0.05)        1.00            5.19
   11/01/95-03/31/96..................              0.00            0.00        0.00            (0.02)        1.00            2.58
   10/31/95...........................              0.00            0.00        0.00            (0.06)        1.00            5.67
   10/31/94...........................              0.00            0.00        0.00            (0.03)        1.00            3.53
   10/31/93...........................              0.00            0.00        0.00            (0.03)        1.00            2.83

   Administrative Class
   03/31/98...........................              0.00            0.00        0.00            (0.05)        1.00            5.12
   03/31/97...........................              0.00            0.00        0.00            (0.05)        1.00            4.94
   11/01/95-03/31/96..................              0.00            0.00        0.00            (0.02)        1.00            2.47
   01/24/95-10/31/95..................              0.00            0.00        0.00            (0.05)        1.00            4.21

StocksPLUS Fund
   Institutional Class
   03/31/98..........................      $       (1.09)  $        0.00   $    0.00    $       (2.50)   $   14.09           47.75%
   03/31/97..........................              (0.52)           0.00        0.00            (1.79)       11.46           19.44
   03/31/96..........................              (1.62)          (0.04)       0.00            (2.71)       11.16           34.07
   03/31/95..........................               0.00            0.00        0.00            (0.76)       10.48           18.64
   05/14/93-03/31/94.................              (0.10)          (0.47)       0.00            (0.92)        9.52            1.55

   Administrative Class
   03/31/98..........................              (1.09)           0.00        0.00            (2.48)       14.06           47.19
   01/07/97-03/31/97.................               0.00            0.00        0.00            (0.15)       11.46            0.34

Strategic Balanced Fund
   Institutional Class
   03/31/98.........................       $       (0.23)  $        0.00   $    0.00    $       (1.07)   $   12.60           33.40%
   06/28/96-03/31/97................               (0.21)           0.00        0.00            (0.84)       10.32           11.83


                                                                                Ratio of Net
                                                                 Ratio of       Investment
                                                                 Expenses to    Income to
Selected Per Share Data for the Year          Net Assets End     Average Net    Average Net   Portfolio
or Period Ended:                              of Period (000s)   Assets         Assets        Turnover Rate
                                              ---------------    -----------    -----------   -------------

High Yield Fund
   Institutional Class
   03/31/98.........................          $     1,628,930          0.50%          8.52%         37%
   03/31/97.........................                  744,498          0.50           8.77          67
   03/31/96.........................                  536,983          0.47           9.28          66
   03/31/95.........................                  336,310          0.48           9.37          78
   03/31/94.........................                  219,976          0.50           8.40         112

   Administrative Class
   03/31/98.........................                   69,937          0.75           8.21          37
   03/31/97.........................                   10,428          0.76           8.48          67
   03/31/96.........................                    1,007          0.80           9.16          66
   01/16/95-03/31/95................                       41          0.73+         10.12+         78

Money Market Fund
   Institutional Class
   03/31/98.........................          $        55,335          0.35%          5.29%        N/A
   03/31/97.........................                   23,497          0.40           5.08         N/A
   11/01/95-03/31/96................                   25,935          0.33+          5.44+        N/A
   10/31/95.........................                    7,741          0.40           5.53         N/A
   10/31/94.........................                    7,454          0.40           3.52         N/A
   10/31/93.........................                    5,836          0.40           2.78         N/A

   Administrative Class
   03/31/98.........................                      749          0.60            5.04        N/A
   03/31/97.........................                       12          0.66            4.83        N/A
   11/01/95-03/31/96................                       10          0.61+           5.95+       N/A
   01/24/95-10/31/95................                       10          0.68+           5.94+       N/A

StocksPLUS Fund
   Institutional Class
   03/31/98.........................         $        416,600          0.65%          13.74%       30%
   03/31/97.........................                  235,829          0.65           11.78        47
   03/31/96.........................                  151,869          0.70           15.23       102
   03/31/95.........................                   46,498          0.50           11.89       177
   05/14/93-03/31/94................                   14,330          0.50+           4.00+       33

   Administrative Class
   03/31/98.........................                    2,143          0.90           13.49        30
   01/07/97-03/31/97................                      682          0.95+           4.83+       47

Strategic Balanced Fund
   Institutional Class
   03/31/98.........................         $         38,806          0.65%          10.84%       56%
   06/28/96-03/31/97................                   10,360          0.90+           9.72+       95




+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.




                                   1998 Annual Report See accompanying notes  31

Statement of Assets and Liabilities

March 31, 1998

                                                                                                    Total
                                                        Total          Total        Total           Return          Moderate
Amounts in thousands, except per                        Return         Return       Return          Mortgage        Duration
share amounts                                           Fund           Fund II      Fund III        Fund            Fund
                                                        -----------    ---------    ------------    -------------   --------------
Assets:
Investments, at value.................................  $ 21,746,274   $ 710,886    $    426,442    $       4,416   $      295,152
Cash and foreign currency.............................        40,257           5               0                0            1,102
Receivable for investments and foreign currency sold..     2,523,370      44,840          39,924            1,653           25,779
Receivable for Fund shares sold.......................       222,430         861               8                0              402
Variation margin receivable...........................        24,440         923             612                0              177
Interest and dividends receivable.....................       176,822       5,239           4,789               36            2,171
Other assets..........................................         6,179         301             128                0               31
                                                          24,739,772     763,055         471,903            6,105          324,814
====================================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased  $  6,604,539   $ 172,621    $    105,645    $       2,515   $       85,143
Notes payable.........................................             0           0               0                0                0
Written options outstanding...........................         1,459           0             109                0                0
Payable for Fund shares redeemed......................        17,120         121              38                0                0
Dividends payable.....................................        15,275         311             171                0              429
Accrued investment advisor's fee......................         3,713         120              77                1               50
Accrued administrator's fee...........................         2,877         120              77                1               40
Accrued distribution fee..............................           463           3               0                0                0
Accrued servicing fee.................................           231           0               0                0                0
Other liabilities.....................................         2,384           0             359                0                0
                                                           6,648,061     173,296         106,476            2,517           85,662
====================================================================================================================================

Net Assets............................................  $ 18,091,711   $ 589,759    $    365,427    $       3,588    $     239,152
====================================================================================================================================

Net Assets Consist of:
Paid in capital.......................................  $ 17,814,558   $ 579,091    $    360,009    $       3,507    $     237,823
Undistributed (overdistributed) net investment income.       111,760       2,245           1,694               25              560
Accumulated undistributed net realized gain (loss)....        40,149       2,243             666               (5)            (198)
Net unrealized appreciation (depreciation)............       125,244       6,180           3,058               61              967
                                                        $ 18,091,711   $ 589,759    $    365,427    $       3,588    $     239,152
====================================================================================================================================

Shares Issued and Outstanding:
Institutional Class...................................     1,552,606      56,008          38,229              350           23,580
Administrative Class..................................        45,374       1,479              19                0                0
Retail Classes........................................       106,045           0               0                0                0

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
Institutional Class...................................  $      10.62   $   10.26    $       9.55    $       10.24   $        10.14
Administrative Class..................................         10.62       10.26            9.55                0                0
Class A...............................................         10.62           0               0                0                0
Class B...............................................         10.62           0               0                0                0
Class C...............................................         10.62           0               0                0                0

Cost of Investments Owned.............................  $ 21,634,433   $ 703,935    $    423,384    $       4,357   $      293,657
====================================================================================================================================
Cost of Foreign Currency Held.........................  $     35,189   $       0    $          0    $           0   $        1,119
====================================================================================================================================


32 PIMCO Funds See accompanying notes

Statement of Assets and Liabilities

March 31, 1998

                                                          Low          Low            Low
Amounts in thousands, except per                          Duration     Duration       Duration        Low Duration    Short-Term
share amounts                                             Fund         Fund II        Fund III        Mortgage Fund   Fund
                                                          ----------   ------------   -------------   -------------   ------------
Assets:
Investments, at value...................................  $4,129,223   $    763,529   $      30,011   $       6,295   $    213,036
Cash and foreign currency...............................         826              0               1               1            142
Receivable for investments and foreign currency sold....     108,405        120,487               0           1,441            231
Receivable for Fund shares sold.........................       6,790             66               0               0          1,911
Variation margin receivable.............................         481            132              12               0              4
Interest and dividends receivable.......................      22,254          1,937             104              38          2,021
Other assets............................................       1,823            211               5               0            117
                                                           4,269,802        886,362          30,133           7,775        217,462
===================================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased..  $1,247,421   $    484,770   $       6,225   $       2,655   $      5,059
Notes payable...........................................           0              0               0           1,356              0
Written options outstanding.............................           0              0               0               0              0
Payable for Fund shares redeemed........................      16,677              2               0               0          1,894
Dividends payable.......................................       2,736            149               0               0            221
Accrued investment advisor's fee........................         647             84               5               1             44
Accrued administrator's fee.............................         502             84               5               1             39
Accrued distribution fee................................          43              0               0               0              3
Accrued servicing fee...................................          41              0               0               0              6
Other liabilities.......................................          97             13               2              14              0
                                                           1,268,164        485,102           6,237           4,027          7,266
===================================================================================================================================

Net Assets..............................................  $3,001,638   $    401,260   $      23,896   $       3,748   $    210,196
===================================================================================================================================

Net Assets Consist of:
Paid in capital.........................................  $2,975,977   $    399,669   $      23,834   $       3,705   $    208,978
Undistributed (overdistributed) net investment income...         736             48              22              15            741
Accumulated undistributed net realized gain (loss)......        (16)           (298)            (13)              0            (85)
Net unrealized appreciation (depreciation)..............      24,941          1,841              53              28            562
                                                          $3,001,638   $    401,260   $      23,896   $       3,748   $    210,196
===================================================================================================================================

Shares Issued and Outstanding:
Institutional Class.....................................     271,121         40,122           2,377             370         17,177
Administrative Class....................................       4,538              6               0               0            512
Retail Classes..........................................      19,249              0               0               0          3,200

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
Institutional Class.....................................  $    10.18   $      10.00   $       10.05   $       10.13   $      10.06
Administrative Class....................................       10.18          10.00               0               0          10.06
Class A.................................................       10.18              0               0               0          10.06
Class B.................................................       10.18              0               0               0          10.06
Class C.................................................       10.18              0               0               0          10.06

Cost of Investments Owned...............................  $4,106,489   $    761,865   $      29,950   $       6,267   $    212,787
===================================================================================================================================
Cost of Foreign Currency Held...........................  $        0   $          0   $           0   $           0   $         56
===================================================================================================================================

                                                          Long-Term
Amounts in thousands, except per                          U.S. Gov't      Real Return    Foreign          Global
share amounts                                             Fund            Bond Fund      Bond Fund        Bond Fund
-------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value...................................  $     116,173   $     13,958   $      673,178   $     346,061
Cash and foreign currency...............................             23              2            1,867             414
Receivable for investments and foreign currency sold....         10,385             17           61,321          43,015
Receivable for Fund shares sold.........................            350              1            3,709             922
Variation margin receivable.............................              0              0              193             266
Interest and dividends receivable.......................          1,307             43            8,378           4,981
Other assets............................................              0              7                0               0
                                                                128,238         14,028          748,646         395,659
=========================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased..  $      53,459   $      6,082   $      316,688   $     136,232
Notes payable...........................................              0              0                0               0
Written options outstanding.............................              0             55                0               0
Payable for Fund shares redeemed........................            230              3              591             610
Dividends payable.......................................             49              1              413             369
Accrued investment advisor's fee........................             16              2               89              56
Accrued administrator's fee.............................             18              2               95              67
Accrued distribution fee................................              9              1               17               0
Accrued servicing fee...................................              4              0                8               0
Other liabilities.......................................             14              0              939             504
                                                                 53,799          6,146          318,840         137,838
=========================================================================================================================

Net Assets..............................................  $      74,439   $      7,882   $      429,806   $     257,821
=========================================================================================================================

Net Assets Consist of:
Paid in capital.........................................  $      72,038   $      8,022   $      411,893   $     268,576
Undistributed (overdistributed) net investment income...            488            (25)          20,944          (4,637)
Accumulated undistributed net realized gain (loss)......            461              6              (63)             14
Net unrealized appreciation (depreciation)..............          1,452           (121)          (2,968)         (6,132)
                                                          $      74,439   $      7,882   $      429,806   $     257,821
=========================================================================================================================

Shares Issued and Outstanding:
Institutional Class.....................................          4,591            566           36,526          26,439
Administrative Class....................................            469              0               29             160
Retail Classes..........................................          1,980            241            3,473               0

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
Institutional Class.....................................  $       10.57   $       9.77   $        10.74   $        9.70
Administrative Class....................................          10.57              0            10.74            9.70
Class A.................................................          10.57           9.77            10.74               0
Class B.................................................          10.57           9.77            10.74               0
Class C.................................................          10.57           9.77            10.74               0

Cost of Investments Owned...............................  $     114,745   $     14,124   $      681,526   $     350,746
=========================================================================================================================
Cost of Foreign Currency Held...........................  $           0   $          0   $        1,841   $         419
=========================================================================================================================



* With respect to the Retail Classes, the redemption price may vary by the length of time shares are held.


                                    1998 Annual Report See accompanying notes 33

March 31, 1998

                                                                           Emerging
Amounts in thousands, except per share amounts             Global          Markets      High             Money
                                                           Bond Fund II    Bond Fund    Yield Fund       Market Fund
                                                           ------------    ---------    -------------    ------------
Assets:

Investments, at value....................................  $    60,160     $   5,241    $   2,185,181    $    195,575
Cash and foreign currency................................          224           203            1,050             201
Receivable for investments and foreign currency sold.....        5,813           105           14,279               0
Receivable for Fund shares sold..........................            3             0            6,513          20,803
Variation margin receivable..............................           63             0                0               0
Interest and dividends receivable........................          523            56           36,500               6
Other assets.............................................            3             2                0               0
                                                                66,789         5,607        2,243,523         216,585
=========================================================  ===========     =========    =============    ============

Liabilities:

Payable for investments and foreign currency purchased...  $    24,772     $   1,166    $      26,775    $          0
Written options outstanding..............................            0             0                0               0
Payable for Fund shares redeemed.........................           31             2            2,043          60,059
Dividends payable........................................           10             2            2,557             306
Accrued investment advisor's fee.........................            8             2              457              19
Accrued administrator's fee..............................           11             2              520              40
Accrued distribution fee.................................            7             0              287               2
Accrued servicing fee....................................            4             0              106              10
Variation margin payable.................................            0             0                0               0
Other liabilities........................................           44             0              118              57
                                                                24,887         1,174           32,863          60,493
=========================================================  ===========     =========    =============    ============
Net Assets...............................................  $    41,902     $   4,433    $   2,210,660    $    156,092
=========================================================  ===========     =========    =============    ============

Net Assets Consist of:

Paid in capital..........................................  $    42,190     $   4,512    $   2,193,777    $    156,072
Undistributed (overdistributed) net investment income....          141           27            (2,529)             20
Accumulated undistributed net realized gain (loss).......          (12)         (195)         (56,082)              0
Net unrealized appreciation (depreciation)...............         (417)           89           75,494               0
                                                           $    41,902     $   4,433    $   2,210,660    $    156,092
=========================================================  ===========     =========    =============    ============

Shares Issued and Outstanding:

Institutional Class......................................        2,471           380          139,702          55,336
Administrative Class.....................................            0             0            5,998             749
Retail Classes...........................................        1,753            79           43,894         100,010

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
 Institutional Class.....................................  $      9.92     $    9.67    $       11.66    $       1.00
 Administrative Class....................................            0             0            11.66            1.00
 Class A.................................................         9.92          9.67            11.66            1.00
 Class B.................................................         9.92          9.67            11.66            1.00
 Class C.................................................         9.92          9.67            11.66            1.00

Cost of Investments Owned................................  $    60,644     $   5,155    $   2,109,835    $    195,575
=========================================================  ===========     =========    =============    ============
Cost of Foreign Currency Held............................  $       218     $       0    $           0    $          0
=========================================================  ===========     =========    =============    ============


Amounts in thousands, except per share amounts                 StocksPLUS          Strategic
                                                               Fund                Balanced Fund
                                                               -------------       -------------
Assets:

Investments, at value....................................      $     664,637       $   38,072
Cash and foreign currency................................              1,629               57
Receivable for investments and foreign currency sold.....              1,231               19
Receivable for Fund shares sold..........................              4,608                0
Variation margin receivable..............................              2,460              128
Interest and dividends receivable........................              9,818              551
Other assets.............................................                200                0
                                                                     684,583           38,827
=========================================================      =============       ==========

Liabilities:

Payable for investments and foreign currency purchased...      $       5,139       $        0
Written options outstanding..............................                  0                0
Payable for Fund shares redeemed.........................              1,062                0
Dividends payable........................................                133                0
Accrued investment advisor's fee.........................                220               13
Accrued administrator's fee..............................                168                8
Accrued distribution fee.................................                 96                0
Accrued servicing fee....................................                 51                0
Variation margin payable.................................                  0                0
Other liabilities........................................                  2                0
                                                                       6,871               21
=========================================================      =============       ==========

Net Assets...............................................      $     677,712       $   38,806
=========================================================      =============       ==========

Net Assets Consist of:

Paid in capital..........................................      $     591,465       $   34,769
Undistributed (overdistributed) net investment income....             43,808            2,019
Accumulated undistributed net realized gain (loss).......             31,583            1,593
Net unrealized appreciation (depreciation)...............             10,856              425
                                                               $     677,712       $   38,806
=========================================================      =============       ==========

Shares Issued and Outstanding:

Institutional Class......................................             29,564            3,080
Administrative Class.....................................                152                0
Retail Classes...........................................             18,455                0

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):

 Institutional Class.....................................      $       14.09       $    12.60
 Administrative Class....................................              14.06                0
 Class A.................................................              14.06                0
 Class B.................................................              14.01                0
 Class C.................................................              14.03                0

Cost of Investments Owned................................      $     664,639       $   37,914
=========================================================      =============       ==========
Cost of Foreign Currency Held............................      $       1,612       $       56
=========================================================      =============       ==========

* With respect to the Retail Classes, the redemption price may vary by the length of time shares are held.


34  PIMCO Funds See accompanying notes

Statement of Operations

For the year or period ended March 31, 1998

                                                                                            Total
Amounts in thousands                               Total        Total         Total         Return       Moderate      Low
                                                   Return       Return        Return        Mortgage     Duration      Duration
                                                   Fund         Fund II       Fund III      Fund         Fund          Fund
                                                   ----------   ----------    ----------    ----------   ----------    ----------
Investment Income:

Interest.........................................  $  993,323   $   30,570    $   18,221    $      152   $    7,439    $  202,520
Dividends........................................       1,329            0             0             0          183             0
   Total Income..................................     994,652       30,570        18,221           152        7,622       202,520

Expenses:

Investment advisory fees.........................      38,328        1,146           701             6          294         7,416
Administration fees..............................      29,220        1,146           701             6          236         5,666
Distribution fees-Administrative Class...........         692           22             0             0            0            73
Distribution and servicing fees-Retail Classes...       5,343            0             0             0            0           750
Trustees' fees...................................         185            6             3             0            1            37
Reorganization costs.............................           0            0             0             0            0             0
Miscellaneous....................................         176           15            23             0            1            42
   Total Expenses................................      73,944        2,335         1,428            12          532        13,984

Net Investment Income (Loss).....................     920,708       28,235        16,793           140        7,090       188,536
=================================================  ==========   ==========    ==========    ==========   ==========    ==========

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments..........     156,245        6,692         2,193            22          140        19,479
Net realized gain (loss) on futures
   contracts and written options.................     455,420        9,403         8,272             0          251         3,387
Net realized gain (loss) on
   foreign currency transactions.................      32,489            0           516             0          537         2,558
Net change in unrealized appreciation
   (depreciation) on investments.................     158,814        8,834         3,272            61        1,690        43,345
Net change in unrealized appreciation
   (depreciation) on futures contracts
   and written options...........................      35,424       (1,443)          592             0         (243)       (3,327)
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies.       2,015            0          (431)            0         (316)       (1,195)

   Net Gain......................................     840,407       23,486        14,414            83        2,059        64,247

Net Increase in Assets Resulting from Operations.  $1,761,115   $   51,721    $   31,207    $      223   $    9,149    $  252,783
=================================================  ==========   ==========    ==========    ==========   ==========    ==========

                                   1998 Annual Report See accompanying notes  35

For the year or period ended March 31, 1998

Amounts in thousands                  Low                   Low                    Low Duration      Short-Term     Long-Term
                                      Duration Fund II      Duration Fund III      Mortgage Fund     Fund           U.S. Gov't Fund
                                      ----------------      -----------------      -------------     ----------     ---------------
Investment Income:
Interest............................  $       22,667        $          849         $      208        $  12,824      $      2,634
Dividends...........................               0                     0                  0                0                 0
   Total Income                               22,667                   849                208           12,824             2,634
====================================  ================      =================      =============     ==========     ===============


Expenses:
Investment advisory fees............             870                    33                  6              487               117
Administration fees.................             870                    33                  6              411               130
Distribution fees -
   Administrative Class.............               0                     0                  0               10                 5
Distribution and servicing
   fees - Retail Classes............               0                     0                  0               53                63
Trustees' fees......................               4                     0                  0                2                 0
Interest expense....................               0                     0                 46                0                 0
Miscellaneous                                      3                     0                  0                0                 7
   Total Expenses...................           1,747                    66                 58              963               322

Net Investment Income (Loss)                  20,920                   783                150           11,861             2,312
====================================  ================      =================      =============     ==========     ===============


Net Realized and Unrealized
   Gain (Loss):.....................
Net realized gain (loss) on
   investments......................           1,556                   104                 25               96             2,751
Net realized gain (loss) on futures
   contracts and written options....           1,229                   (30)                 0               30               522
Net realized gain (loss) on
   foreign currency transactions....               0                     0                  0              796                 0
Net change in unrealized
   appreciation (depreciation)......
   on investments...................           3,697                   128                 27              490             1,824
Net change in unrealized
   appreciation (depreciation) on...
   futures contracts and written....
   options..........................             246                   (14)                 0               17                36
Net change in unrealized
   appreciation (depreciation) on...
   translation of assets and........
   liabilities denominated in.......
   foreign currencies...............               0                     0                  0              (52)                0

   Net Gain (Loss)..................           6,728                   188                 52            1,377             5,133
Net Increase in Assets Resulting
   from Operations..................  $       27,648        $          971         $      202        $  13,238      $      7,445
====================================  ================      =================      =============     ==========     ===============

36 PIMCO Funds See accompanying notes


Amounts in thousands                                          Real Return        Foreign          Global          Global
                                                              Bond Fund          Bond Fund        Bond Fund       Bond Fund II
                                                              -----------        ---------        ---------       ------------
Investment Income:
Interest...................................................   $       376        $  22,152        $  18,466       $      1,383
Dividends..................................................             0                0                0                  0
   Total Income                                                       376           22,152           18,466              1,383
================================================================================================================================

Expenses:
Investment advisory fees...................................            19              812              642                 50
Administration fees........................................            22              850              771                 88
Distribution fees - Administrative Class...................             0                1                9                  0
Distribution and servicing fees - Retail Classes...........            15              159                0                121
Trustees' fees.............................................             0                4                3                  0
Interest expense...........................................             0                0                0                  0
Miscellaneous..............................................             3                0                1                  0
   Total Expenses                                                      59            1,826            1,426                259

Net Investment Income (Loss)                                          317           20,326           17,040              1,124
================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments....................            24             (124)           3,501                487
Net realized gain (loss) on futures
   contracts and written options...........................            (3)             767            4,618                263
Net realized gain (loss) on
   foreign currency transactions...........................            31           19,408           (8,695)               502
Net change in unrealized appreciation
   (depreciation) on investments...........................           (53)          (2,815)          (2,395)              (196)
Net change in unrealized appreciation
   (depreciation) on futures contracts.....................
   and written options.....................................            33              462              708                 83
Net change in unrealized appreciation
   (depreciation) on translation of assets and.............
   liabilities denominated in foreign currencies...........            (1)             348           (1,047)               (65)

   Net Gain (Loss)                                                     31           18,046           (3,310)             1,074

Net Increase in Assets Resulting from Operations              $       348        $  38,372        $  13,730       $      2,198
================================================================================================================================



Amounts in thousands                                  Emerging Markets  High Yield     Money          StocksPLUS     Strategic
                                                      Bond Fund         Fund           Market Fund    Fund           Balanced Fund
                                                      ----------------  -----------    -----------    ----------     -------------
Investment Income:
Interest...........................................   $     207         $ 126,284      $   7,811      $  69,130       $   3,387
Dividends..........................................           0             6,121              0              0               4
   Total Income                                             207           132,405          7,811         69,130           3,391
====================================================================================================================================


Expenses:
Investment advisory fees...........................          11             3,671            205          1,919             118
Administration fees................................          11             4,258            424          1,393              73
Distribution fees - Administrative Class...........           0                60              1              3               0
Distribution and servicing fees - Retail Classes...           2             3,551            125            908               0
Trustees' fees.....................................           0                17              2              5               0
Interest expense...................................           0                 0              0              0               0
Miscellaneous......................................           0                10              2              4               0
   Total Expenses                                            24            11,567            759          4,232             191

Net Investment Income (Loss)                                183           120,838          7,052         64,898           3,200
====================================================================================================================================


Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments............        (170)           17,622              0            522              30
Net realized gain (loss) on futures
   contracts and written options...................          22                 0              0         83,632           3,126
Net realized gain (loss) on
   foreign currency transactions...................          40                 0              0          1,469              15
Net change in unrealized appreciation
   (depreciation) on investments...................          87            53,329              0           (112)            131
Net change in unrealized appreciation
   (depreciation) on futures contracts.............
   and written options.............................           1                 0              0         21,478             509
Net change in unrealized appreciation
   (depreciation) on translation of assets and.....
   liabilities denominated in foreign currencies...           1                 0              0            (67)            (10)

   Net Gain (Loss)                                          (19)           70,951              0        106,922           3,801

Net Increase in Assets Resulting from Operations      $     164         $ 191,789      $   7,052      $ 171,820       $   7,001
====================================================================================================================================


                                    1998 Annual Report See accompanying notes 37

Statement of Changes in Net Assets


Amounts in thousands                     Total Return Fund             Total Return Fund II          Total Return Fund III
                                         ----------------------------- ----------------------------- ------------------------------

Increase (Decrease) in Net Assets from:      Year Ended     Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                         March 31, 1998 March 31, 1997 March 31, 1998 March 31, 1997 March 31, 1998  March 31, 1997
Operations:

Net investment income.................     $    920,708   $    770,314   $     28,235   $     29,897   $     16,793    $     10,473
Net realized gain (loss)..............          644,154        (57,928)        16,095         (3,972)        10,981          (2,381)
Net change in unrealized appreciation
   (depreciation).....................          196,253         15,459          7,391            514          3,433           2,258
Net increase (decrease) resulting from
   operations.........................        1,761,115        727,845         51,721         26,439         31,207          10,350

Distributions to Shareholders:

From net investment income
   Institutional Class................         (843,692)      (737,816)       (26,226)       (29,298)       (15,906)        (10,093)
   Administrative Class...............          (15,470)        (8,454)          (506)          (270)            (7)              0
   Retail Classes.....................          (36,268)        (5,252)             0              0              0               0
In excess of net investment income
   Institutional Class................          (23,175)       (18,432)        (1,502)          (328)          (857)           (380)
   Administrative Class...............             (425)          (211)           (30)            (3)             0               0
   Retail Classes.....................             (996)          (131)             0              0              0               0
From net realized capital gains
   Institutional Class................         (375,236)             0         (5,211)             0         (5,401)              0
   Administrative Class...............           (8,344)             0           (104)             0             (2)              0
   Retail Classes.....................          (20,592)             0              0              0              0               0
In excess of net realized capital gains
   Institutional Class................                0              0              0              0              0            (283)
   Administrative Class...............                0              0              0              0              0               0
   Retail Classes.....................                0              0              0              0              0               0
Tax basis return of capital
   Institutional Class................                0              0              0              0              0               0
   Administrative Class...............                0              0              0              0              0               0
   Retail Classes.....................                0              0              0              0              0               0

Total Distributions                          (1,324,198)      (770,296)       (33,579)       (29,899)       (22,173)        (10,756)

Fund Share Transactions:

Receipts for shares sold
   Institutional Class................        6,060,910      3,709,839        347,509         88,832        160,414          56,444
   Administrative Class...............          420,992        132,504         10,297          1,824            211               0
   Retail Classes.....................          730,357         59,247              0              0              0               0
Issued in reorganization
   Retail Classes.....................                0        499,338              0              0              0               0
Issued as reinvestment of distributions
   Institutional Class................        1,031,930        606,425         30,055         28,378         20,471          10,374
   Administrative Class...............           23,828          8,479            610            273              1               0
   Retail Classes.....................           46,126          3,729              0              0              0               0
Cost of shares redeemed
   Institutional Class................       (3,556,685)    (2,001,935)      (299,345)       (90,902)       (17,962)        (15,338)
   Administrative Class...............         (117,585)       (94,080)        (1,264)           (93)           (39)              0
   Retail Classes.....................         (183,785)       (34,612)             0              0              0               0
Net increase (decrease) resulting from
  Fund share transactions.............        4,456,088      2,888,934         87,862         28,312        163,096          51,480

Total Increase (Decrease) in Net Assets       4,893,005      2,846,483        106,004         24,852        172,130          51,074

Net Assets:

Beginning of period...................       13,198,706     10,352,223        483,755        458,903        193,297         142,223
End of period *.......................     $ 18,091,711   $ 13,198,706   $    589,759   $    483,755   $    365,427    $    193,297

*Including net undistributed
 (overdistributed) investment income of:   $    111,760   $    (25,279)  $      2,245   $     (1,503)  $      1,694    $       (880)


38     PIMCO Funds See accompanying notes

Statement of Changes in Net Assets


Amounts in thousands                      Total Return
                                          Mortgage Fund      Moderate Duration Fund              Low Duration Fund
                                          ----------------   ----------------------------------  --------------------------------

Increase (Decrease) in Net Assets from:        Period from
                                          July 31, 1997 to       Year Ended  Three Months Ended      Year Ended        Year Ended
                                            March 31, 1998   March 31, 1998      March 31, 1997  March 31, 1998    March 31, 1997
Operations:

Net investment income.................... $        140       $      7,090    $        160        $    188,536      $    177,362
Net realized gain (loss).................           22                928             (12)             25,424             1,645
Net change in unrealized appreciation
   (depreciation)........................           61              1,131            (164)             38,823             4,354
Net increase (decrease) resulting from
   operations............................          223              9,149             (16)            252,783           183,361


Distributions to Shareholders:

From net investment income
   Institutional Class...................         (140)            (7,093)           (159)           (171,675)         (170,430)
   Administrative Class..................            0                  0               0              (1,723)             (511)
   Retail Classes........................            0                  0               0              (8,106)           (1,302)
In excess of net investment income
   Institutional Class...................            0                 (1)              0              (6,016)           (5,074)
   Administrative Class..................            0                  0               0                 (61)              (15)
   Retail Classes........................            0                  0               0                (283)              (38)
From net realized capital gains
   Institutional Class...................           (2)              (565)              0              (7,885)                0
   Administrative Class..................            0                  0               0                 (78)                0
   Retail Classes........................            0                  0               0                (496)                0
In excess of net realized capital gains
   Institutional Class...................            0                  0               0                   0                 0
   Administrative Class..................            0                  0               0                   0                 0
   Retail Classes........................            0                  0               0                   0                 0
Tax basis return of capital
   Institutional Class...................            0                  0               0                   0                 0
   Administrative Class..................            0                  0               0                   0                 0
   Retail Classes........................            0                  0               0                   0                 0

Total Distributions......................         (142)            (7,659)           (159)           (196,323)         (177,370)


Fund Share Transactions:
Receipts for shares sold
   Institutional Class...................        3,365            226,998          13,681           1,467,244         1,394,715
   Administrative Class..................            0                  0               0              33,741            22,564
   Retail Classes........................            0                  0               0             427,414            39,148
Issued in reorganization
   Retail Classes........................            0                  0               0                   0           120,271
Issued as reinvestment of distributions
   Institutional Class...................          142              6,096             159             155,141           149,996
   Administrative Class..................            0                  0               0               1,852               518
   Retail Classes........................            0                  0               0               7,702             1,143
Cost of shares redeemed
   Institutional Class...................            0             (8,890)           (207)         (1,713,570)       (1,432,178)
   Administrative Class..................            0                  0               0             (13,425)           (1,971)
   Retail Classes........................            0                  0               0            (369,736)          (31,492)
Net increase (decrease) resulting from
  Fund share transactions................        3,507            224,204          13,633              (3,637)          262,714

Total Increase (Decrease) in Net Assets..        3,588            225,694          13,458              52,823           268,705

Net Assets:
Beginning of period......................            0             13,458               0           2,948,815         2,680,110
End of period *.......................... $      3,588       $    239,152    $     13,458        $  3,001,638      $  2,948,815

*Including net undistributed
 (overdistributed) investment income of:. $         25       $        560    $          2        $        736      $     (7,032)


Amounts in thousands                       Low Duration Fund II
                                           ------------------------------------

Increase (Decrease) in Net Assets from:        Year Ended            Year Ended
                                           March 31, 1998        March 31, 1997
Operations:
Net investment income..................... $     20,920          $     17,299
Net realized gain (loss)..................        2,785                (1,091)
Net change in unrealized appreciation
   (depreciation).........................        3,943                  (128)
Net increase (decrease) resulting from
   operations.............................       27,648                16,080

Distributions to Shareholders:

From net investment income
   Institutional Class....................      (19,648)              (15,937)
   Administrative Class...................           (1)                    0
   Retail Classes.........................            0                     0
In excess of net investment income
   Institutional Class....................       (1,272)                 (469)
   Administrative Class...................            0                     0
   Retail Classes.........................            0                     0
From net realized capital gains
   Institutional Class....................         (575)                    0
   Administrative Class...................            0                     0
   Retail Classes.........................            0                     0
In excess of net realized capital gains
   Institutional Class....................            0                     0
   Administrative Class...................            0                     0
   Retail Classes.........................            0                     0
Tax basis return of capital
   Institutional Class....................            0                  (280)
   Administrative Class...................            0                     0
   Retail Classes.........................            0                     0

Total Distributions.......................      (21,496)              (16,686)

Fund Share Transactions:

Receipts for shares sold
   Institutional Class....................      177,099               139,963
   Administrative Class...................           72                     0
   Retail Classes.........................            0                     0
Issued in reorganization
   Retail Classes.........................            0                     0
Issued as reinvestment of distributions
   Institutional Class....................       20,086                15,824
   Administrative Class...................            0                     0
   Retail Classes.........................            0                     0
Cost of shares redeemed
   Institutional Class....................     (141,508)              (69,105)
   Administrative Class...................          (16)                    0
   Retail Classes.........................            0                     0
Net increase (decrease) resulting from
  Fund share transactions.................       55,733                86,682

Total Increase (Decrease) in Net Assets...       61,885                86,076

Net Assets:

Beginning of period.......................      339,375               253,299
End of period *........................... $    401,260          $    339,375

*Including net undistributed
 (overdistributed) investment income of:.. $         48          $     (1,272)


38     PIMCO Funds See accompanying notes


                                                                                      Low Duration
Amounts in thousands                                  Low Duration Fund III           Mortgage Fund   Short-Term Fund
                                                      -----------------------------   -------------   ---------------------------
                                                                      Three Months      Period from
Increase (Decrease) in Net Assets from:               Year Ended             Ended    July 31, 1997   Year Ended      Year Ended
                                                        March 31,         March 31,     to March 31,    March 31,       March 31,
                                                            1998              1997             1998         1998            1997
Operations:
Net investment income...............................  $     783       $     149       $     150       $  11,861       $   7,616
Net realized gain (loss)............................         74             (32)             25             922             282
Net change in unrealized appreciation
   (depreciation)...................................        114             (61)             27             455             620
Net increase (decrease) resulting from
   operations.......................................        971              56             202          13,238           8,518

Distributions to Shareholders:
From net investment income
   Institutional Class..............................       (778)           (149)           (150)        (10,663)         (7,220)
   Administrative Class.............................          0               0               0            (239)           (221)
   Retail Classes...................................          0               0               0            (751)            (15)
In excess of net investment income
   Institutional Class..............................         (5)              0               0            (192)           (156)
   Administrative Class.............................          0               0               0              (4)             (5)
   Retail Classes...................................          0               0               0             (13)              0
From net realized capital gains
   Institutional Class..............................        (33)              0              (9)           (251)              0
   Administrative Class.............................          0               0               0              (7)              0
   Retail Classes...................................          0               0               0             (25)              0
In excess of net realized capital gains
   Institutional Class..............................          0               0               0               0               0
   Administrative Class.............................          0               0               0               0               0
   Retail Classes...................................          0               0               0               0               0
Tax basis return of capital
   Institutional Class..............................          0               0               0               0               0
   Administrative Class.............................          0               0               0               0               0
   Retail Classes...................................          0               0               0               0               0

Total Distributions.................................       (816)           (149)           (159)        (12,145)         (7,617)

Fund Share Transactions:
Receipts for shares sold
   Institutional Class..............................     12,870          10,000           3,553         311,342         180,257
   Administrative Class.............................          0               0               0           4,605           8,640
   Retail Classes...................................          0               0               0          54,585           6,035
Issued in reorganization
   Retail Classes...................................          0               0               0               0               0
Issued as reinvestment of distributions
   Institutional Class..............................        816             149             159           9,089           6,243
   Administrative Class.............................          0               0               0              35              15
   Retail Classes...................................          0               0               0             681              10
Cost of shares redeemed
   Institutional Class..............................         (1)              0              (7)       (305,111)       (132,676)
   Administrative Class.............................          0               0               0          (4,023)         (8,162)
   Retail Classes...................................          0               0               0         (27,134)         (2,025)
Net increase (decrease) resulting from
   Fund share transactions..........................     13,685          10,149           3,705          44,069          58,337

Total Increase (Decrease) in Net Assets.............     13,840          10,056           3,748          45,162          59,238

Net Assets:
Beginning of period.................................     10,056               0               0         165,034         105,796
End of period *.....................................  $  23,896       $  10,056       $   3,748       $ 210,196       $ 165,034

*Including net undistributed
   (overdistributed) investment income of:..........  $      22       $      (5)      $      15       $     741       $    (208)

40    PIMCO Funds See accompanying notes


Amounts in thousands                                  Long-Term U.S. Gov't Fund             Real Return Bond Fund
                                                      ---------------------------------     -------------------------------------
                                                                                                                      Period from
Increase (Decrease) in Net Assets from:                   Year Ended        Year Ended          Year Ended    January 29, 1997 to
                                                      March 31, 1998    March 31, 1997      March 31, 1998         March 31, 1997
Operations:
Net investment income...............................  $        2,312    $        1,963      $          317    $           63
Net realized gain (loss)............................           3,273              (431)                 52                 1
Net change in unrealized appreciation
   (depreciation)...................................           1,860              (602)                (21)              (67)
Net increase (decrease) resulting from
   operations.......................................           7,445               930                 348                (3)

Distributions to Shareholders:
From net investment income
   Institutional Class..............................          (2,186)           (1,773)               (248)              (45)
   Administrative Class.............................            (122)                0                   0                 0
   Retail Classes...................................            (443)              (13)                (71)               (1)
In excess of net investment income
   Institutional Class..............................              (1)                0                 (18)                0
   Administrative Class.............................               0                 0                   0                 0
   Retail Classes...................................               0                 0                  (5)                0
From net realized capital gains
   Institutional Class..............................            (218)                0                 (68)                0
   Administrative Class.............................             (21)                0                   0                 0
   Retail Classes...................................             (78)                0                 (31)                0
In excess of net realized capital gains
   Institutional Class..............................               0              (693)                  0                 0
   Administrative Class.............................               0                 0                   0                 0
   Retail Classes...................................               0                 0                   0                 0
Tax basis return of capital
   Institutional Class..............................               0                 0                   0                 0
   Administrative Class.............................               0                 0                   0                 0
   Retail Classes...................................               0                 0                   0                 0

Total Distributions.................................          (3,069)           (2,479)               (441)              (46)

Fund Share Transactions:
Receipts for shares sold
   Institutional Class..............................          48,113             6,985               4,626             5,636
   Administrative Class.............................           4,924                 0                   0                 0
   Retail Classes...................................          22,677             1,987               3,598               663
Issued in reorganization
   Retail Classes...................................               0                 0                   0                 0
Issued as reinvestment of distributions
   Institutional Class..............................           1,998             2,113                 333                45
   Administrative Class.............................              97                 0                   0                 0
   Retail Classes...................................             353                 3                  91                 1
Cost of shares redeemed
   Institutional Class..............................         (25,182)          (20,121)             (5,016)                0
   Administrative Class.............................            (191)                0                   0                 0
   Retail Classes...................................          (4,654)               (1)             (1,953)                0
Net increase (decrease) resulting from
   Fund share transactions..........................          48,135            (9,034)              1,679             6,345

Total Increase (Decrease) in Net Assets.............          52,511           (10,583)              1,586             6,296

Net Assets:
Beginning of period.................................          21,928            32,511               6,296                 0
End of period *.....................................  $       74,439    $       21,928      $        7,882    $        6,296

*Including net undistributed
   (overdistributed) investment income of:..........  $          488    $          438      $          (25)   $           19


Amounts in thousands                                  Foreign Bond Fund                     Global Bond Fund
                                                      ---------------------------------     ---------------------------------
Increase (Decrease) in Net Assets from:                   Year Ended        Year Ended          Year Ended        Year Ended
                                                      March 31, 1998    March 31, 1997      March 31, 1998    March 31, 1997
Operations:
Net investment income...............................  $       20,326    $       17,013      $       17,040    $       12,777
Net realized gain (loss)............................          20,051            25,654                (576)              479
Net change in unrealized appreciation
   (depreciation)...................................          (2,005)           (7,478)             (2,734)           (4,670)
Net increase (decrease) resulting from
   operations.......................................          38,372            35,189              13,730             8,586

Distributions to Shareholders:
From net investment income
   Institutional Class..............................         (18,748)           (7,980)            (13,779)           (7,187)
   Administrative Class.............................             (13)                0                (167)               (4)
   Retail Classes...................................          (1,045)               (6)                  0                 0
In excess of net investment income
   Institutional Class..............................               0                 0                   0               (17)
   Administrative Class.............................               0                 0                   0                 0
   Retail Classes...................................               0                 0                   0                 0
From net realized capital gains
   Institutional Class..............................          (9,705)          (24,345)                  0            (2,270)
   Administrative Class.............................              (7)                0                   0                (4)
   Retail Classes...................................            (761)                0                   0                 0
In excess of net realized capital gains
   Institutional Class..............................               0                 0              (5,218)           (5,240)
   Administrative Class.............................               0                 0                 (11)               (9)
   Retail Classes...................................               0                 0                   0                 0
Tax basis return of capital
   Institutional Class..............................               0                 0                   0                 0
   Administrative Class.............................               0                 0                   0                 0
   Retail Classes...................................               0                 0                   0                 0

Total Distributions.................................         (30,279)          (32,331)            (19,175)          (14,731)

Fund Share Transactions:
Receipts for shares sold
   Institutional Class..............................         230,125           155,503              97,041            87,843
   Administrative Class.............................             298                30              18,488               632
   Retail Classes...................................          34,319             3,760                   0                 0
Issued in reorganization
   Retail Classes...................................               0                 0                   0                 0
Issued as reinvestment of distributions
   Institutional Class..............................          21,425            23,548              15,183            12,695
   Administrative Class.............................              21                 0                 163                17
   Retail Classes...................................           1,599                 6                   0                 0
Cost of shares redeemed
   Institutional Class..............................        (102,060)         (205,567)            (66,343)          (12,625)
   Administrative Class.............................             (38)                0             (17,243)             (273)
   Retail Classes...................................          (2,599)               (8)                  0                 0
Net increase (decrease) resulting from
   Fund share transactions..........................         183,090           (22,728)             47,289            88,289

Total Increase (Decrease) in Net Assets.............         191,183           (19,870)             41,844            82,144

Net Assets:
Beginning of period.................................         238,623           258,493             215,977           133,833
End of period *.....................................  $      429,806    $      238,623      $      257,821    $      215,977

*Including net undistributed
   (overdistributed) investment income of:..........  $       20,944    $       12,308      $        4,637    $        5,553



                                 1998 Annual Report See accompanying notes    41


                                                                                 Emerging
                                                                                 Markets
Amounts in thousands                       Global Bond Fund II                   Bond Fund          High Yield Fund
                                           -----------------------------------   ----------------   -------------------------------

                                                                                      Period from
                                               Year Ended     Six Months Ended   July 31, 1997 to       Year Ended       Year Ended
Increase (Decrease) in Net Assets from:    March 31, 1998   March 31, 1997 (a)     March 31, 1998   March 31, 1998   March 31, 1997
Operations:

Net investment income....................  $        1,124   $              388   $            183   $      120,838   $       68,899
Net realized gain (loss).................           1,252                  816               (108)          17,622           15,566
Net change in unrealized appreciation
   (depreciation)........................            (178)                (575)                89           53,329            1,240
Net increase (decrease) resulting from
   operations............................           2,198                  629                164          191,789           85,705
=========================================  ====================================  =================  ================================

Distributions to Shareholders:

From net investment income
   Institutional Class...................            (100)                   0               (165)         (90,115)         (64,102)
   Administrative Class..................               0                    0                  0           (1,993)            (407)
   Retail Classes........................            (833)                (276)               (19)         (29,187)          (4,408)
In excess of net investment income
   Institutional Class...................               0                    0                  0                0                0
   Administrative Class..................               0                    0                  0                0                0
   Retail Classes........................               0                    0                  0                0                0
From net realized capital gains
   Institutional Class...................               0                    0                  0                0           (9,166)
   Administrative Class..................               0                    0                  0                0              (88)
   Retail Classes........................          (2,237)                (600)                 0                0                0
In excess of net realized capital gains
   Institutional Class...................               0                    0                (51)          (8,670)               0
   Administrative Class..................               0                    0                  0             (190)               0
   Retail Classes........................               0                    0                 (9)          (3,379)               0
Tax basis return of capital
   Institutional Class...................               0                    0                  0                0                0
   Administrative Class..................               0                    0                  0                0                0
   Retail Classes........................               0                    0                  0                0                0

Total Distributions......................          (3,170)                (876)              (244)        (133,534)         (78,171)
=========================================  ====================================  =================  ================================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class...................          24,247                    0              3,907          991,624          414,058
   Administrative Class..................               0                    0                  0           63,673           14,665
   Retail Classes........................           8,381                4,263                779          298,068           32,970
Issued in reorganization
   Retail Classes........................               0                    0                  0                0          283,718
Issued as reinvestment of distributions
   Institutional Class...................             100                    0                212           90,586           69,870
   Administrative Class..................               0                    0                  0            1,429              353
   Retail Classes........................           2,575                  524                 22           19,420            2,502
Cost of shares redeemed
   Institutional Class...................               0                    0               (350)        (238,595)        (286,865)
   Administrative Class..................               0                    0                  0           (6,334)          (5,554)
   Retail Classes........................          (9,329)              (1,699)               (57)        (116,831)         (21,876)
Net increase (decrease) resulting from
   Fund share transactions...............          25,974                3,088              4,513        1,103,040          503,841

Total Increase (Decrease) in Net Assets..          25,002                2,841              4,433        1,161,295          511,375
=========================================  ====================================  =================  ================================

Net Assets:

Beginning of period......................          16,900               14,059                  0        1,049,365          537,990
End of period *..........................     $    41,902          $    16,900        $     4,433   $    2,210,660        1,049,365

*Including net undistributed
 (overdistributed) investment income of:.     $       141          $       701        $        27   $       (2,529)  $        1,003


(a) Formerly the Global Income Fund of the PIMCO Advisors Funds.

42     PIMCO Funds See accompanying notes


Amounts in thousands                       Money Market Fund                      StocksPLUS Fund
                                           ----------------------------------     ---------------------------------

                                                Year Ended         Year Ended         Year Ended         Year Ended
Increase (Decrease) in Net Assets from:     March 31, 1998     March 31, 1997     March 31, 1998     March 31, 1997
Operations:

Net investment income.....................  $        7,052     $        2,257     $       64,898     $       22,028
Net realized gain (loss)..................               0                  0             85,623             19,189
Net change in unrealized appreciation
   (depreciation).........................               0                  0             21,299            (10,645)
Net increase (decrease) resulting from
   operations.............................           7,052              2,257            171,820             30,572
==========================================  ==================================    ==================================

Distributions to Shareholders:

From net investment income
   Institutional Class....................          (1,932)            (1,360)           (35,277)           (21,952)
   Administrative Class...................             (15)                (1)              (126)                (8)
Retail Classes                                      (5,105)              (896)           (15,120)              (324)
In excess of net investment income
   Institutional Class....................              (1)                 0                  0                  0
   Administrative Class...................               0                  0                  0                  0
   Retail Classes.........................              (2)                 0                  0                  0
From net realized capital gains
   Institutional Class....................               0                  0            (25,683)            (8,793)
   Administrative Class...................               0                  0                (96)                 0
   Retail Classes.........................               0                  0            (12,860)                 0
In excess of net realized capital gains
   Institutional Class....................               0                  0                  0                  0
   Administrative Class...................               0                  0                  0                  0
   Retail Classes.........................               0                  0                  0                  0
Tax basis return of capital
   Institutional Class....................               0                  0                  0                  0
   Administrative Class...................               0                  0                  0                  0
   Retail Classes.........................               0                  0                  0                  0

Total Distributions                                 (7,055)            (2,257)           (89,162)           (31,077)
==========================================  ==================================    ==================================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class....................         126,866             48,817            225,911             91,156
   Administrative Class...................           1,317                  8              1,303                746
   Retail Classes.........................       3,188,249            570,164            233,963             30,494
Issued in reorganization
   Retail Classes.........................               0             69,202                  0                  0
Issued as reinvestment of distributions
   Institutional Class....................           1,408              1,077             54,317             28,060
   Administrative Class...................              15                  1                211                  8
   Retail Classes.........................           3,634                812             26,317                306
Cost of shares redeemed
   Institutional Class....................         (96,437)           (52,332)          (165,345)           (36,460)
   Administrative Class...................            (594)                (7)              (291)               (58)
   Retail Classes.........................      (3,224,002)          (508,048)           (43,168)            (3,780)
Net increase (decrease) resulting from
   Fund share transactions................             456            129,694            333,218            110,472

Total Increase (Decrease) in Net Assets                453            129,694            415,876            109,967
==========================================  ==================================    ==================================

Net Assets:

Beginning of period.......................         155,639             25,945            261,836            151,869
End of period *...........................  $      156,092     $      155,639     $      677,712     $      261,836

*Including net undistributed
 (overdistributed) investment income of:..  $           20     $            0     $       43,808     $        2,028


Amounts in thousands                        Strategic Balanced Fund
                                            --------------------------------------

                                                                       Period from
                                                Year Ended        June 26, 1996 to
Increase (Decrease) in Net Assets from:     March 31, 1998          March 31, 1997
Operations:

Net investment income.....................  $        3,200        $            772
Net realized gain (loss)..................           3,171                     602
Net change in unrealized appreciation
   (depreciation).........................             630                    (205)
Net increase (decrease) resulting from
   operations.............................           7,001                   1,169
==========================================  =======================================

Distributions to Shareholders:

From net investment income
   Institutional Class....................          (2,495)                   (632)
   Administrative Class...................               0                       0
   Retail Classes.........................               0                       0
In excess of net investment income
   Institutional Class....................               0                       0
   Administrative Class...................               0                       0
   Retail Classes.........................               0                       0
From net realized capital gains
   Institutional Class....................            (811)                   (212)
   Administrative Class...................               0                       0
   Retail Classes.........................               0                       0
In excess of net realized capital gains
   Institutional Class....................               0                       0
   Administrative Class...................               0                       0
   Retail Classes.........................               0                       0
Tax basis return of capital
   Institutional Class....................               0                       0
   Administrative Class...................               0                       0
   Retail Classes.........................               0                       0

Total Distributions                                 (3,306)                   (844)
==========================================  =======================================

Fund Share Transactions:

Receipts for shares sold
   Institutional Class....................          29,336                  10,032
   Administrative Class...................               0                       0
   Retail Classes.........................               0                       0
Issued in reorganization
   Retail Classes.........................               0                       0
Issued as reinvestment of distributions
   Institutional Class....................             617                       3
   Administrative Class...................               0                       0
   Retail Classes.........................               0                       0
Cost of shares redeemed
   Institutional Class....................          (5,202)                      0
   Administrative Class...................               0                       0
   Retail Classes.........................               0                       0
Net increase (decrease) resulting from
   Fund share transactions................          24,751                  10,035

Total Increase (Decrease) in Net Assets             28,446                  10,360
==========================================  =======================================

Net Assets:

Beginning of period.......................          10,360                       0
End of period *...........................  $       38,806        $         10,360

*Including net undistributed
 (overdistributed) investment income of:..  $        2,019        $            225


                                1998 Annual Report See accompanying notes     43

Statement of Cash Flows

For the year or period ended March 31, 1998

Amounts in thousands                                               Low Duration   Long-Term        Real Return  Foreign
                                                                   Mortgage Fund  U.S. Gov't Fund  Bond Fund    Bond Fund
                                                                   -------------  ---------------  -----------  ------------
Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities

Sales of Fund shares.................................              $     3,553    $    75,371      $   8,260    $   262,712
Redemptions of Fund shares...........................                       (7)       (29,799)        (6,966)      (104,424)
Distributions paid...................................                        0           (584)           (16)        (6,293)
Proceeds from financing transactions.................                    1,356         25,250          6,014        197,159
Net increase (decrease) from financing activities                        4,902         70,238          7,292        349,154

Operating Activities

Purchases of long-term securities and foreign currency                 (31,756)      (159,413)      (112,985)    (1,563,581)
Proceeds from sales of long-term securities and foreign currency        27,015         92,209        101,095      1,319,344
Net (purchases)/sales of short-term securities                            (288)        (4,291)         4,257       (123,948)
Net investment income                                                      150          2,312            317         20,326
Change in other assets & liabilities (net)                                 (22)        (1,037)            25           (308)
Net increase (decrease) from operating activities                       (4,901)       (70,220)        (7,291)      (348,167)

Net Increase in Cash and Foreign Currency                                    1             18              1            987

Cash and Foreign Currency

Beginning of period                                                          0              5              1            880
End of period                                                      $         1    $        23      $       2    $     1,867

Amounts in thousands                                               Global         Global
                                                                   Bond Fund      Bond Fund II
                                                                   -------------  ---------------
Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities

Sales of Fund shares.................................              $   114,614    $    32,648
Redemptions of Fund shares...........................                  (83,749)        (9,327)
Distributions paid...................................                   (3,428)          (500)
Proceeds from financing transactions.................                  (82,209)         9,698
Net increase (decrease) from financing activities....                  (54,772)        32,519

Operating Activities

Purchases of long-term securities and foreign currency              (1,264,233)      (129,780)
Proceeds from sales of long-term securities and foreign currency     1,326,726        113,901
Net (purchases)/sales of short-term securities                         (25,907)       (17,608)
Net investment income                                                   17,040          1,124
Change in other assets & liabilities (net)                                 943             (2)
Net increase (decrease) from operating activities                       54,569        (32,365)

Net Increase in Cash and Foreign Currency                                 (203)           154

Cash and Foreign Currency

Beginning of period                                                        617             70
End of period                                                      $       414    $       224

Schedule of Investments

Total Return Fund
March 31, 1998
                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 28.2%
--------------------------------------------------------------------------------
Banking and Finance 17.4%
Ahmanson (H.F.) & Co.
      6.350%  due 09/01/98                      $       6,000    $        6,014
      7.650%  due 04/15/00                                175               181
American Express Credit
      8.500%  due 08/15/01                                250               269
      6.800%  due 12/15/03                              1,500             1,539
American General Finance
      7.250%  due 04/15/00                                500               511
      5.875%  due 07/01/00                                 75                75
Associates Corp. of North America
      6.625%  due 05/15/98                                100               100
      8.800%  due 08/01/98                                987               996
      6.250%  due 03/15/99                              1,200             1,203
      7.500%  due 05/15/99                                700               712
      7.400%  due 07/07/99                                125               127
      7.250%  due 09/01/99                                285               290
      6.750%  due 10/15/99                                 90                91
      7.850%  due 10/20/99                                500               515
      8.250%  due 12/01/99                                200               207
      7.250%  due 12/17/99                                660               675
      7.470%  due 03/27/00                              1,000             1,029
      6.000%  due 06/15/00                              2,634             2,633
      6.310%  due 06/16/00                                500               505
      6.250%  due 09/15/00                                 50                50
      7.500%  due 04/15/02                                185               194
AT&T Capital Corp.
      6.900%  due 04/15/98                             19,800            19,805
      6.300%  due 06/09/98                             37,000            37,025
      6.240%  due 11/27/98                             19,000            19,020
      6.250%  due 12/08/98 (d)                         10,000            10,010
      5.858%  due 01/15/99 (d)                         12,000            12,050
      5.950%  due 02/16/99                            105,850           105,647
      6.120%  due 02/26/99                             20,000            19,987
      6.050%  due 04/01/99 (d)                        158,500           158,500
      6.580%  due 09/03/99                                500               503
AVCO Financial Services
      6.350%  due 09/15/00                                100               101
      7.375%  due 08/15/01                                300               311
Bancomer
      8.000%  due 07/07/98                              7,000             7,000
Banesto Delaware
      8.250%  due 07/28/02                             28,900            30,880
BankAmerica Corp.
      6.050%  due 06/10/98                             36,000            36,004
      6.052%  due 11/01/99 (d)                          3,000             3,023
      5.700%  due 03/05/01 (d)                          7,000             7,003
      5.938%  due 02/20/02 (d)                            180               179
      7.750%  due 07/15/02                                 60                63
      7.200%  due 09/15/02                                400               415
      7.500%  due 10/15/02                              1,000             1,049
      6.850%  due 03/01/03                                 50                51
      8.375%  due 05/01/07                                  3                 3
Bankers Trust Co.
      8.625%  due 04/01/18                                124               127
Bear Stearns
      5.825%  due 09/10/99 (d)                         25,000            25,047
      6.750%  due 08/15/00                                 50                51
      5.560%  due 08/25/00 (d)                          1,400             1,406
      5.860%  due 08/29/00 (d)                         37,500            37,732
      6.750%  due 04/15/03                                105               107
Beneficial Corp.
      9.600%  due 10/16/98                                250               255
      5.782%  due 11/27/00 (d)                         70,000            69,898
      6.050%  due 01/09/01 (d)                          9,000             9,005
      5.795%  due 01/23/02 (d)                          5,000             4,994
      6.069%  due 03/01/02 (d)                         15,000            15,017
BT Securities Corp.
      5.915%  due 08/16/99 (d)                         10,000             9,985
Capital One Bank
      6.356%  due 06/08/98 (d)                            900               900
      6.830%  due 08/16/99                                275               277
Caterpillar Financial
      6.350%  due 12/01/98                                125               125
Charles Schwab
      5.670%  due 09/30/98                                525               524
Chase Manhattan Corp.
      8.500%  due 02/15/02                                200               215
      8.000%  due 05/01/05                                200               200
Chemical Banking Corp.
      6.294%  due 04/03/05 (d)                          5,000             5,000
      6.125%  due 11/01/08                                400               390
Chrysler Financial Corp.
      8.420%  due 02/01/99                                695               709
      5.350%  due 02/04/99 (d)                          9,000             8,997
      6.350%  due 06/22/99                              8,000             8,028
      8.460%  due 01/19/00                                700               729
      6.250%  due 03/06/00                             14,735            14,772
      5.410%  due 07/28/00 (d)                            100               100
      5.860%  due 01/16/01                                500               497
      5.742%  due 07/17/02 (d)                         20,000            19,993
      5.867%  due 02/03/03 (d)                         15,000            15,018
Chubb Capital Corp.
      8.750%  due 11/15/99                                 80                80
      6.875%  due 02/01/03                                100               103
Citicorp
      9.750%  due 08/01/99                              2,200             2,304
      6.025%  due 10/20/99 (d)                         10,000            10,042
      6.021%  due 10/25/99 (d)                         11,000            11,046
      5.855%  due 05/23/00 (d)                         25,000            25,073
      7.070%  due 05/25/00                              1,250             1,258
      6.109%  due 06/01/00                              5,000             5,015
      5.922%  due 11/28/00 (d)                          5,000             5,016
      5.932%  due 02/01/01 (d)                         10,000            10,042
      5.750%  due 05/24/01 (d)                         39,000            38,977
      5.705%  due 11/13/01 (d)                         10,000             9,992
      5.956%  due 06/27/02 (d)                         11,450            11,416
      5.715%  due 08/15/02 (d)                         11,500            11,503
      5.754%  due 11/12/02 (d)                         30,000            29,951
Coast Savings
     10.000%  due 03/01/00                              8,000             8,440
Commercial Credit Co.
      6.750%  due 05/15/00                                100               101
      6.000%  due 06/15/00                                300               300
      8.250%  due 11/01/01                              2,500             2,665
      7.750%  due 03/01/05                                 50                54
Dean Witter Discover
      5.749%  due 03/02/99 (d)                            100               100
      6.750%  due 08/15/00                                100               102
Deutsche Bank Financial
      7.500%  due 04/25/09                              3,000             3,207
Exxon Capital Corp.
      7.450%  due 12/15/01                                250               263
First Chicago
      5.855%  due 02/10/00 (d)                         20,000            20,044
      5.768%  due 03/11/02 (d)                         10,000            10,008
First Interstate Bancorp
      8.875%  due 01/01/09 (k)                            245               253
Fleet Financial Group
      9.900%  due 06/15/01                                200               221
Ford Motor Credit Corp.
      7.240%  due 04/01/98                             11,000            11,000
      5.750%  due 04/30/98                                300               300
      5.400%  due 11/09/98 (d)                         17,080            17,124
      8.000%  due 01/15/99                                500               508
      8.875%  due 06/15/99                                100               103
      7.750%  due 10/01/99                                 35                36
      8.375%  due 01/15/00                                195               203
      6.950%  due 05/15/00                              8,450             8,602
      5.470%  due 08/14/00 (d)                            100               100
      6.850%  due 08/15/00                              1,500             1,529
      7.020%  due 10/10/00                             70,000            71,530
      6.157%  due 03/05/01 (d)                          5,000             5,014
      5.838%  due 04/10/01 (d)                         10,850            10,846
      7.020%  due 06/07/01                              1,000             1,025
      6.042%  due 09/03/01 (d)                          9,000             9,001
      7.000%  due 09/25/01                              1,125             1,156
      7.320%  due 05/23/02                             14,000            14,140
      6.068%  due 06/04/02 (d)                          2,000             2,003
      5.792%  due 02/03/03 (d)                         30,000            30,025


                                1998 Annual Report    See accompanying notes  45

Total Return Fund
March 31, 1998

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
================================================================================
      5.725%  due 02/13/03 (d)                    $   100,000      $    100,116
      6.625%  due 06/30/03                                575               586
      5.876%  due 06/02/04 (d)                          1,500             1,501
      8.250%  due 02/23/05                              2,500             2,768
      6.125%  due 01/09/06                                 25                25
      7.700%  due 05/15/97                                450               495
General Electric Capital Corp.
      5.980%  due 03/19/99                              1,500             1,503
      8.375%  due 03/01/01                                600               639
      5.500%  due 11/01/01                                 50                49
      8.300%  due 09/20/09                                150               174
General Motors Acceptance Corp.
      7.250%  due 07/20/98                             25,785            25,899
      7.750%  due 01/15/99                                500               507
      5.700%  due 02/09/99                             12,600            12,575
      7.375%  due 05/26/99                                190               193
      5.958%  due 06/04/99 (d)                          5,000             5,000
      7.375%  due 06/09/99                             10,000            10,150
      8.625%  due 06/15/99                                650               670
      6.700%  due 06/24/99                              3,700             3,728
      6.625%  due 07/07/99                             10,000            10,069
      7.375%  due 09/09/99                              1,000             1,018
      6.150%  due 09/20/99                             20,300            20,366
      8.000%  due 10/01/99                             10,850            11,115
      6.050%  due 10/04/99                              2,550             2,549
      6.375%  due 10/12/99                              2,000             2,009
      8.400%  due 10/15/99                                360               373
      6.250%  due 10/18/99                              1,000             1,003
      8.170%  due 01/02/00                              1,447             1,491
      8.625%  due 01/10/00                              5,000             5,212
      7.000%  due 03/01/00                                100               102
      7.875%  due 03/15/00                              5,650             5,835
      7.500%  due 06/09/00                              1,000             1,030
      5.500%  due 01/16/01                             15,000            14,759
      8.625%  due 01/18/01                             15,000            15,946
      8.500%  due 01/19/01                              3,675             3,899
      6.800%  due 04/17/01                                500               509
      6.700%  due 04/30/01                              3,000             3,045
      7.125%  due 05/01/01                                 95                98
      5.645%  due 10/22/01 (d)                         25,000            24,948
      9.625%  due 12/15/01                                300               334
      6.750%  due 02/07/02                                590               601
      5.750%  due 04/29/02 (d)                         41,240            41,204
      7.000%  due 09/15/02                                250               258
      5.875%  due 01/22/03                             30,500            30,165
      8.950%  due 07/02/09                             21,500            23,811
Goldman Sachs
      5.775%  due 11/21/00 (d)                         10,000            10,022
      6.085%  due 11/24/00 (d)                        106,000           106,000
      6.056%  due 12/22/00 (d)                         17,000            17,069
      5.848%  due 01/09/01 (d)                        105,000           105,259
      5.805%  due 01/25/01 (d)                         47,000            46,998
      6.208%  due 12/07/01 (d)                         25,000            25,005
Goldman Sachs Mortgage Corp.
      6.000%  due 12/31/07 (k)                         10,761            10,220
Great Western Bank
      8.625%  due 12/01/98                              6,000             6,099
Hartford Life
      7.650%  due 06/15/27                             15,000            16,024
Heller Financial
      6.250%  due 01/15/99                            200,000           200,486
      5.765%  due 04/01/99 (d)                         19,000            19,052
      5.981%  due 09/03/99 (d)                          4,000             4,007
      5.755%  due 08/25/00 (d)                          7,100             7,109
Household Bank
      6.066%  due 09/26/01 (d)                          9,000             9,000
      5.813%  due 10/22/03 (d)                         15,000            14,898
Household Finance Corp.
      5.650%  due 05/26/98                                500               500
      6.580%  due 05/17/99                                165               166
      5.802%  due 11/01/01 (d)                          5,000             4,995
Inter-American Development Bank
      9.450%  due 09/15/98                                200               203
      8.875%  due 06/01/09                                200               244
International Lease Finance
      5.750%  due 12/15/99                                 50                50
      6.420%  due 09/11/00                                500               504
Key Bank N.A.
      6.050%  due 04/06/98                             19,875            19,875
Kimco Realty Corp.
      6.500%  due 10/01/03                                200               200
Korean Export-Import Bank
      6.500%  due 10/06/99                              7,000             6,684
Lehman Brothers, Inc.
      7.850%  due 05/11/98                              4,350             4,358
      6.375%  due 06/01/98                                100               100
      6.875%  due 06/08/98                              5,800             5,810
      6.400%  due 06/22/98 (d)                         25,000            25,038
      6.250%  due 06/29/98                              5,400             5,405
      7.625%  due 08/01/98                                250               251
      6.840%  due 09/25/98                             20,750            20,829
      5.740%  due 01/12/99 (d)                            600               599
      5.550%  due 09/01/99 (d)                         10,000             9,973
      7.110%  due 09/27/99                                 20                20
      5.938%  due 01/18/00 (d)                         50,000            50,178
      6.112%  due 04/03/00 (d)                         30,000            30,016
      6.525%  due 07/27/00 (d)                          3,000             3,042
      5.983%  due 02/27/01 (d)                         49,000            48,933
      6.442%  due 08/28/02 (d)                          6,500             6,582
MBNA Corp.
      6.275%  due 12/01/99 (d)                         50,700            50,736
Mellon Bank
      6.500%  due 08/01/05                                 75                76
Merrill Lynch & Co.
      6.375%  due 03/30/99                                400               402
      6.200%  due 07/19/99                             10,000            10,021
      5.695%  due 04/17/00 (d)                          5,000             5,011
      6.620%  due 06/06/00                                500               506
      6.450%  due 06/20/00                                350               353
      5.925%  due 08/03/00 (d)                          5,000             5,019
      5.675%  due 10/03/00 (d)                         20,000            19,978
      5.990%  due 12/05/00 (d)                         89,000            89,025
      6.500%  due 04/01/01                                100               101
      5.694%  due 01/15/02 (d)                         17,000            17,014
      8.300%  due 11/01/02                                200               217
      7.000%  due 03/15/06                              1,500             1,557
      7.000%  due 04/27/08                                100               104
NationsBank Corp.
      5.125%  due 09/15/98                                100               100
      6.750%  due 02/26/01                                500               509
      7.000%  due 09/15/01                              1,500             1,542
      6.088%  due 06/17/02 (d)                         10,000             9,942
      7.750%  due 08/01/02                                796               797
Northern Trust
      9.000%  due 05/15/98                                200               201
Norwest Corp.
      5.750%  due 11/16/98                                300               300
Norwest Financial, Inc.
      6.230%  due 09/01/98                                100               100
      7.000%  due 01/15/03                                300               310
      6.000%  due 02/01/04                                 50                49
PaineWebber
      6.250%  due 06/15/98                                100               100
      7.000%  due 03/01/00                                200               203
      6.950%  due 03/31/00                                120               122
PNC Bank Corp.
      5.725%  due 01/24/02 (d)                         19,000            19,057
PNC Funding Corp.
      6.875%  due 03/01/03                                100               103
Polysindo International Finance
      9.375%  due 07/30/07                              3,610             2,211
Popular, Inc.
      6.715%  due 06/06/00                             20,000            20,199
Reliance Group Holdings
      9.000%  due 11/15/00                             19,000            19,886
Salomon, Inc.
      6.125%  due 05/15/98                             12,820            12,823
      5.721%  due 07/24/98 (d)                         55,000            55,013
      5.732%  due 08/04/98 (d)                         15,000            15,003


46   PIMCO Funds See accompanying notes

Total Return Fund
March 31, 1998

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
================================================================================
      5.250%  due 10/15/98                      $         400   $           399
      5.975%  due 11/19/98 (d)                          3,000             3,006
      6.220%  due 11/19/98                              2,300             2,302
      6.776%  due 02/12/99 (d)                          1,000             1,002
      7.000%  due 05/15/99                             21,790            21,998
      5.790%  due 06/24/99 (d)                          9,000             8,969
      7.590%  due 01/28/00                                150               154
      6.500%  due 03/01/00                             14,350            14,464
      6.625%  due 11/30/00                                235               238
      6.025%  due 05/16/02 (d)                         12,000            12,012
Salomon, Smith Barney Holdings
      7.980%  due 03/01/00                             12,000            12,399
      3.650%  due 02/14/02 (h)                         17,321            16,719
SB Treasury Co. LLC
      9.400%  due 12/29/49 (d)                         17,000            17,672
Sears Financial
      0.000%  due 07/12/98                              3,480             3,423
Sears Roebuck Acceptance
      6.000%  due 03/20/03                            135,000           133,857
Security Pacific Corp.
      6.000%  due 05/01/00                                600               599
Signet Bank Corp.
      5.875%  due 04/15/98 (d)                          9,000             8,999
      9.625%  due 06/01/99                              6,500             6,749
Smith Barney Holdings
      6.625%  due 06/01/00                                 95                96
Societe Generale
      7.400%  due 06/01/06                              1,500             1,560
Sparbanken Sverige AB
      7.664%  due 10/29/49 (d)                         12,670            12,717
Swedbank
      7.664%  due 10/29/49 (d)                         12,000            12,161
Textron Financial Corp.
      5.725%  due 11/24/99 (d)                         10,000             9,994
Tokai Capital Corp.
      9.980%  due 12/31/49 (d)                         20,000            20,337
Toyota Motor Credit Corp.
      6.969%  due 02/15/02 (h)                         40,000            38,528
Transamerica Financial
      5.665%  due 04/20/99 (d)                            500               499
Trizec Finance Limited
     10.875%  due 10/15/05                              2,489             2,757
U.S. Bancorp
      5.747%  due 01/16/02 (d)                         49,000            48,997
U.S. West Financial, Inc.
      8.400%  due 09/15/99                                 50                52
Wachovia Bank
      6.700%  due 04/14/99                                500               504
Wells Fargo & Co.
      8.750%  due 05/01/02                                100               109
World Savings & Loan
      9.900%  due 07/01/00                                250               258
Xerox Corp.
      7.010%  due 04/30/99                                120               121
                                                                   -------------
                                                                      3,140,935
                                                                   =============
Industrials 7.4%
Albertson's, Inc.
      6.375%  due 06/01/00                                150               151
American Home Products
      7.700%  due 02/15/00                                300               309
Amerigas Partners LP
     10.125%  due 04/15/07                              1,730             1,855
AMR Corp.
      9.500%  due 07/15/98                              5,500             5,557
      9.270%  due 08/13/98                              1,000             1,012
      8.050%  due 03/05/99                              4,000             4,074
      9.750%  due 03/15/00                             10,760            11,476
     10.610%  due 01/11/01                              4,000             4,443
     10.570%  due 01/15/01                              3,000             3,339
     10.590%  due 01/31/01                              3,000             3,345
     10.000%  due 02/01/01                              2,000             2,187
      9.400%  due 05/08/01                              3,000             3,263
      9.500%  due 05/15/01                              2,250             2,457
      9.130%  due 10/25/01                              2,000             2,186
      8.470%  due 02/20/02                       $      2,000    $        2,142
      8.500%  due 02/26/02                              1,000             1,072
     10.210%  due 01/01/10                              6,500             8,131
Arkla, Inc.
      8.740%  due 05/14/98                              3,000             3,008
Baxter International
      9.500%  due 06/15/08                                200               246
Bellat Racers
      5.875%  due 04/01/03                             20,000            20,000
Boise Cascade Co.
      9.900%  due 03/15/00                                235               249
Building Materials Corp.
      0.000%  due 07/01/04 (i)                         20,320            19,075
Canadian Pacific Limited
      9.450%  due 08/01/21                              2,750             3,508
CBS, Inc.
      7.625%  due 01/01/02                                100               101
Cemex SA
      8.500%  due 08/31/00                             10,000            10,200
Centerior Fuel Corp.
      9.200%  due 08/02/98 (k)                         15,000            15,074
      9.540%  due 08/02/99 (k)                         10,000            10,431
      9.750%  due 08/02/00 (k)                          8,000             8,520
Century Communications Corp.
      9.500%  due 08/15/00                              6,000             6,278
CF Cable TV, Inc.
      9.125%  due 07/15/07                              1,600             1,758
Coca-Cola Co.
      6.375%  due 08/01/01                                200               202
Continental Cablevision
     11.000%  due 06/01/07                              4,536             5,000
Cumberland Farms
     10.500%  due 10/01/03                              3,666             3,629
Dayton Hudson Co.
     10.000%  due 12/01/00                              1,000             1,094
Delta Air Lines
     10.140%  due 08/14/12                              1,000             1,250
Dimon, Inc.
      8.875%  due 06/01/06                              2,000             2,075
E.I. Du Pont de Nemours
      9.150%  due 04/15/00                                100               106
Eli Lilly & Co.
      8.125%  due 02/07/00                                387               400
Enron Corp.
      5.775%  due 11/18/99 (d)                         35,000            34,984
Federal Express
     10.000%  due 09/01/98                                800               813
Ford Motor Co.
      9.000%  due 09/15/01                                200               218
Gaylord Containers
     12.750%  due 05/15/05                             65,000            69,875
Gillette Co.
      5.750%  due 10/15/05                              1,500             1,467
Gulf Canada Resources
      9.250%  due 01/15/04                              7,250             7,614
      9.625%  due 07/01/05                              2,000             2,165
HMH Properties, Inc.
      9.500%  due 05/15/05                              2,000             2,130
Hollinger International Publishing
      9.250%  due 02/01/06                              3,000             3,203
IBM Corp.
      5.830%  due 11/01/99 (d)                         35,000            34,956
      7.250%  due 11/01/02                                100               105
      7.125%  due 12/01/96                              2,500             2,612
Imperial Chemical
      6.000%  due 09/05/98 (d)                         79,000            78,968
      6.000%  due 12/05/98 (d)                         77,000            76,969
      6.000%  due 03/05/99 (d)                         72,700            72,793
INDSPEC Chemical Corp.
      0.000%  due 12/01/03 (i)                          5,500             5,583
Ingersoll-Rand
      6.255%  due 02/15/01                                295               297


                                 1998 Annual Report   See accompanying notes  47

Total Return Fund
March 31, 1998

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
================================================================================

ISP Holdings, Inc.
      9.750%  due 02/15/02                       $      3,000    $        3,195
      9.000%  due 10/15/03                              5,000             5,263
ITT Corp.
      6.250%  due 11/15/00                                 70                69
K-III Communications Co.
      8.500%  due 02/01/06                              4,000             4,110
Kellogg
      5.750%  due 02/02/01                             74,850            74,265
Keystone Group
      9.750%  due 09/01/03                                250               262
Lenfest Communications
      8.375%  due 11/01/05                              5,000             5,206
Mallinckrodt, Inc.
      6.300%  due 03/15/11 (d)                         10,000             9,989
Mazda Manufacturing Corp.
     10.500%  due 07/01/08 (k)                          1,980             2,540
Mobil Corp.
      8.375%  due 02/12/01                                 40                43
Nabisco, Inc.
      6.125%  due 02/01/33                             15,000            14,805
Nabisco, Inc.
      6.800%  due 09/01/01                              3,000             3,063
New York Times
      7.625%  due 03/15/05                              1,000             1,080
News America Holdings Corp.
      7.500%  due 03/01/00                                 65                67
      8.625%  due 02/01/03                                750               816
Nike, Inc.
      6.510%  due 06/16/00                              1,000             1,013
Noranda, Inc.
      7.000%  due 07/15/05                              1,800             1,837
Owens Corning
      7.000%  due 05/15/00                                200               203
PDV America, Inc.
      7.250%  due 08/01/98                             10,719            10,761
Pepsico, Inc.
      5.463%  due 07/01/98                                400               400
      7.750%  due 10/01/98                                800               808
      7.625%  due 11/01/98                              1,500             1,515
Philip Morris Co.
      7.375%  due 02/15/99                                115               116
      8.625%  due 03/01/99                                200               204
      6.150%  due 03/15/00                             20,000            20,017
      7.500%  due 01/15/02                                 50                52
      6.800%  due 12/01/03                             48,345            49,123
Quantas Airways
      6.625%  due 06/30/98                             25,000            25,047
Revlon Consumer Products Corp.
      9.375%  due 04/01/01                              5,255             5,491
RJR Nabisco
      8.000%  due 01/15/00                              6,777             6,876
      7.625%  due 09/01/00                              6,000             6,163
      8.000%  due 07/15/01                             35,605            36,619
      8.625%  due 12/01/02                              3,000             3,154
      7.625%  due 09/15/03                              9,000             9,105
      8.750%  due 04/15/04                             19,000            20,092
      8.750%  due 07/15/07                             25,000            26,454
Rockwell
      8.375%  due 02/15/01                                150               159
Rogers Cablesystems, Inc.
     10.000%  due 12/01/07                              5,000             5,563
Rogers Cantel Mobile
      9.375%  due 06/01/08                              2,750             2,929
Saferco
      9.460%  due 05/31/99 (k)                          1,000             1,040
      9.590%  due 05/31/01 (k)                          3,000             3,298
SCI Television
     11.000%  due 06/30/05                              3,275             3,362
Sears Roebuck & Co.
      9.250%  due 04/15/98                              2,125             2,127
      7.960%  due 02/18/99                                500               508
      5.820%  due 02/22/99                                125               125
      6.800%  due 05/07/01                                500               508
      6.790%  due 05/21/01                                500               509
      9.400%  due 08/02/01                                250               274

Sears Roebuck Acceptance
      5.817%  due 06/27/00 (d)                          5,000             5,005
      6.120%  due 12/13/01                                260               259
Showboat, Inc.
      9.250%  due 05/01/08                              1,000             1,080
Smithfield Foods
      7.625%  due 02/15/08                              2,000             2,000
Supervalu, Inc.
      6.500%  due 10/06/00                                140               141
TCI Communications, Inc.
      6.375%  due 09/15/99                             39,175            39,305
      5.860%  due 02/02/00 (d)                         50,000            49,979
      6.185%  due 09/11/00 (d)                         47,000            46,728
      6.656%  due 12/20/00 (d)                         10,000            10,008
Telecommunications, Inc.
      9.875%  due 04/01/98                              3,000             3,000
      8.250%  due 01/15/03                                125               134
Teleport Communications
      0.000%  due 07/01/07 (i)                         28,000            24,220
Telewest Communications
      9.625%  due 10/01/06                              5,000             5,300
Tenet Healthcare Corp.
      9.625%  due 09/01/02                              6,250             6,781
     10.125%  due 03/01/05                              1,000             1,105
Time Warner, Inc.
      7.975%  due 08/15/04                             31,803            33,966
      8.110%  due 08/15/06                             80,929            88,143
      8.180%  due 08/15/07                              2,400             2,646
      7.250%  due 09/01/08                                125               131
USX Corp.
      6.375%  due 07/15/98                             16,200            16,219
      9.800%  due 07/01/01                                300               330
Wal-Mart Stores
      9.100%  due 07/15/00                                100               107
      8.625%  due 04/01/01                              1,050             1,127
Williams Co.
      5.909%  due 01/30/00 (d)                         23,000            23,010
WMX Technologies
      6.700%  due 05/01/01                             10,000            10,068
World Color Press, Inc.
      9.125%  due 03/15/03                              5,000             5,150
WorldCom, Inc.
      9.375%  due 01/15/04                             21,203            22,475
Xerox Corp.
      7.040%  due 04/30/99                                770               780
      7.410%  due 05/15/01                              1,000             1,039
                                                                    ------------
                                                                      1,334,416
                                                                    ============
Utilities 3.4%
AES Corp.
     10.250%  due 07/15/06                              4,500             4,973
Bell Atlantic Financial
      5.300%  due 09/01/98                              1,000               998
California Energy
      9.875%  due 06/30/03                              5,000             5,352
     10.250%  due 01/15/04                             39,985            43,134
      9.500%  due 09/15/06                              5,000             5,444
Calpine Corp.
      9.250%  due 02/01/04                              4,150             4,316
      7.875%  due 04/01/08                              2,500             2,522
Carolina Power & Light
      5.375%  due 07/01/98                                100               100
Central Maine Power Co.
      6.250%  due 11/01/98                              1,000               998
      6.350%  due 09/20/99                             15,000            14,947
Chesapeake & Potomac Telephone
      8.000%  due 10/15/29                              1,125             1,317
Cleveland Electric Illuminating Co.
      8.150%  due 11/30/98                              7,500             7,592
      7.850%  due 11/01/99                              6,000             6,127
Cleveland Electric/Toledo Edison
      7.190%  due 07/01/00                             18,600            18,890
CMS Energy
      7.375%  due 11/15/00                              7,000             7,056
      7.000%  due 01/15/05                             18,000            17,298
Coastal Corp.
      8.750%  due 05/15/99                              4,300             4,418


48  PIMCO Funds See accompanying notes

Total Return Fund
March 31, 1998

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
================================================================================

Commonwealth Edison
      6.500%  due 04/15/00                        $       185       $       186
      8.000%  due 10/15/03                              7,550             7,671
      8.125%  due 01/15/07                             10,000            10,211
      9.875%  due 06/15/20                             11,700            13,726
Connecticut Light & Power
      7.250%  due 07/01/99                              6,000             5,996
      5.750%  due 07/01/00                              2,000             1,945
      7.750%  due 06/01/02                              5,000             5,113
Consolidated Edison
      7.600%  due 01/15/00                                100               103
Consolidated Natural Gas Co.
      5.875%  due 10/01/98                                500               500
Duke Energy Corp.
      8.000%  due 11/01/99                                 40                41
      7.000%  due 06/01/00                                700               713
Eastern Edison Co.
      7.780%  due 07/30/02                              9,000             9,521
El Paso Electric Co.
      7.250%  due 02/01/99                             10,956            11,008
First PV Funding
     10.150%  due 01/15/16                              5,361             5,664
Gulf States Utilities
      7.250%  due 03/01/99                              6,200             6,201
Illinois Power
      6.500%  due 09/01/99                             12,050            12,118
Long Island Lighting Co.
      7.300%  due 07/15/99                             71,085            72,105
      6.250%  due 07/15/01                              7,000             7,049
      8.500%  due 05/15/06                              6,750             7,038
      7.900%  due 07/15/08                              4,335             4,491
      8.900%  due 07/15/19                             46,000            48,990
      9.750%  due 05/01/21                             85,318            87,161
      9.625%  due 07/01/24                             16,400            16,567
Louisiana Power & Light Co.
      7.740%  due 07/01/02                              1,900             1,943
MCI Communications Corp.
      6.250%  due 03/23/99                                600               600
New Jersey Bell Telephone
      7.850%  due 11/15/29                                 70                84
New Orleans Public Service
      8.670%  due 04/01/05                              2,230             2,234
New York Telephone Co.
      6.250%  due 02/15/04                                150               150
North Atlantic Energy
      9.050%  due 06/01/02                              4,872             5,004
Northern Illinois Gas Co.
      6.450%  due 08/01/01                              1,450             1,468
Ohio Edison
      6.875%  due 09/15/99                              5,750             5,785
Pacific Gas & Electric Co.
      5.375%  due 08/01/98                                500               499
      7.670%  due 12/15/98                                208               210
      6.750%  due 12/01/00                                709               709
Pacific Northwest Bell
      4.375%  due 09/01/02                                 50                47
Pennsylvania Power & Light
      5.500%  due 04/01/98                                250               250
Philadelphia Electric
      5.375%  due 08/15/98                             12,000            11,973
Public Service Electric & Gas
      8.750%  due 07/01/99                                 40                41
Public Service of New Hampshire
      9.170%  due 05/15/98                             16,000            16,050
Queststar Pipeline
      9.375%  due 06/01/21                                200               222
Southern California Edison
      5.450%  due 06/15/98                                400               400
Southwestern Bell Telephone Co.
      6.125%  due 03/01/00                                 50                50
System Energy Resources
      6.000%  due 04/01/98                                801               801
      7.710%  due 08/01/01                             10,050            10,382
Tenneco
     10.000%  due 08/01/98                              1,600             1,620
Texas Utilities
      5.875%  due 04/01/98                              3,000             3,000
      6.250%  due 01/31/00                              6,000             6,020
Texas Utilities Co.
      5.750%  due 07/01/98                             11,750            11,743
Texas-New Mexico Power
     10.750%  due 09/15/03                              4,950             5,389
Toledo Edison Co.
      8.180%  due 07/30/02                              1,400             1,471
      8.700%  due 09/01/02                             10,000            10,642
      7.850%  due 03/31/03                              7,000             7,306
      7.875%  due 08/01/04                                500               524
Trident NGL, Inc.
     10.250%  due 04/15/03                              7,500             7,842
Tuscon Electric Power
      8.500%  due 10/01/09                              1,000             1,036
U.S. West Communications, Inc.
      6.625%  due 09/15/05                                300               306
United Air Lines
     10.670%  due 05/01/04                              2,050             2,475
Virginia Electric & Power Co.
      9.375%  due 06/01/98                              7,500             7,539
      6.250%  due 08/01/98                                200               200
Western Massachusetts Electric
      7.375%  due 07/01/01                              7,000             7,045
Wilmington Trust Co. - Tucson Electric
     10.732%  due 01/01/13 (k)                            991             1,116
                                                                    ------------
                                                                        613,776
                                                                    ------------
Total Corporate Bonds and Notes                                       5,089,127
(Cost $5,119,756)                                                   ============

================================================================================
  U.S. GOVERNMENT AGENCIES 7.5%
================================================================================

A.I.D. Housing Guarantee - Peru
      9.980%  due 08/01/08                              1,155             1,252
Federal Home Loan Bank
      5.740%  due 12/23/98 (d)                            250               250
      8.600%  due 06/25/99                                 20                21
Federal Home Loan Mortgage Corp.
      5.950%  due 06/19/98                             35,000            35,014
      6.610%  due 08/07/00                              1,000             1,002
      6.565%  due 11/04/02                              2,000             2,002
      6.170%  due 12/11/02                              2,000             1,986
      7.120%  due 09/30/05                                100               100
      6.780%  due 12/07/05                                100               100
Federal National Mortgage Assn.
      5.250%  due 05/13/98                                100               100
      5.830%  due 06/12/98                            500,000           500,748
      5.840%  due 06/19/98                            190,000           190,076
      5.100%  due 07/22/98                                250               249
      4.875%  due 10/15/98                                100               100
      5.360%  due 02/16/01                              1,500             1,483
      7.650%  due 03/10/05                                100               110
Government Trust Certificate - Greece
      8.000%  due 05/15/98                                 14                14
Resolution Funding
      0.000%  due 01/15/07                                800               478
Student Loan Marketing Assn.
      6.000%  due 06/30/98                            279,500           279,765
      5.089%  due 02/20/00 (d)                        134,700           132,698
      6.080%  due 06/30/00 (d)                         30,600            30,653
      5.693%  due 04/25/04 (d)                         32,175            32,175
      5.674%  due 10/25/04 (d)                         15,895            15,903
      5.578%  due 10/25/05 (d)                         15,395            15,381
      6.398%  due 01/25/07 (d)                        112,000           112,162
Tennessee Valley Authority
      6.875%  due 01/15/02                                125               128
      0.000%  due 04/15/42                                855               325
                                                                    ------------
Total U.S. Government Agencies                                        1,354,275
(Cost $1,354,188)                                                   ============




                                   1998 Annual Report See accompanying notes  49

Total Return Fund
March 31, 1998

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
================================================================================
  U.S. TREASURY OBLIGATIONS 3.8%
================================================================================

Treasury Inflation Protected Securities
      3.625%  due 07/15/02 (h)                    $   329,321     $     326,233
      3.375%  due 01/15/07 (h)                            204               198
U.S. Treasury Bonds
     12.375%  due 05/15/04                              1,000             1,339
U.S. Treasury Notes
      5.375%  due 05/31/98                              2,500             2,500
      6.125%  due 08/31/98                              5,055             5,069
      5.875%  due 10/31/98                              3,250             3,256
      8.875%  due 11/15/98                                300               306
      8.875%  due 02/15/99                                390               401
      5.875%  due 02/28/99                              2,500             2,508
      6.250%  due 03/31/99                                110               111
      6.375%  due 09/30/01                                413               422
      7.875%  due 11/15/04                            293,000           327,428
U.S. Treasury Strips
      0.000%  due 02/15/99                                225               214
      0.000%  due 05/15/21                             44,508            11,093
      0.000%  due 11/15/21                             22,146             5,341
                                                                  --------------
Total U.S. Treasury Obligations                                         686,419
(Cost $690,826)                                                   ==============

================================================================================
  MORTGAGE-BACKED SECURITIES 51.1%
================================================================================

Collateralized Mortgage Obligations   11.9%
American Southwest Financial
      9.000%  due 06/04/13                             55,823            61,545
     12.250%  due 11/01/14                                 70                79
     12.500%  due 04/01/15                                698               777
     12.000%  due 05/01/15                              1,176             1,311
     11.400%  due 09/01/15                                921               962
Bear Stearns
      9.500%  due 06/25/23                                750               753
      6.381%  due 10/25/23 (d)                          8,087             8,165
     10.000%  due 08/25/24                             15,018            16,691
      7.000%  due 03/25/27                              7,000             7,049
Capstead Mortgage Corp.
      8.750%  due 07/25/21                             10,000            10,266
Centex Acceptance Corp.
     11.000%  due 11/01/15                                252               263
Chase Mortgage Financial Corp.
      8.250%  due 10/25/10                              2,954             2,976
      9.500%  due 04/25/24                                477               484
      5.400%  due 05/25/24                                534               533
      7.500%  due 10/25/24                                 15                15
Citicorp Mortgage Securities, Inc.
      8.500%  due 04/01/17                                262               262
      9.500%  due 01/01/19                              4,799             4,781
      9.500%  due 09/25/19                                250               249
      9.500%  due 09/25/20                                627               644
      6.000%  due 08/25/21                                302               300
      7.570%  due 10/25/22 (d)                         21,202            21,503
      7.250%  due 02/25/27                                360               364
CMC Securities Corp.
      7.059%  due 09/25/23 (d)                         12,861            13,128
      7.679%  due 04/25/25 (d)                            415               427
Collateralized Mortgage Obligation Trust
     10.200%  due 02/01/16                                608               647
      8.000%  due 01/01/17                                269               271
      8.000%  due 09/20/21                              8,156             8,413
Collateralized Mortgage Securities Corp.
     11.880%  due 04/01/15                              1,718             1,804
     11.450%  due 09/01/15                                 52                56
     11.450%  due 11/01/15 (d)                            298               322
      8.750%  due 04/20/19                                965             1,023
Countrywide
      8.212%  due 07/25/24 (d)                         13,992            14,193
Donaldson, Lufkin & Jenrette
      7.469%  due08/01/21  (d)(k)                       7,092             7,145
      7.971%  due 12/25/22 (d)                          4,862             5,024
      8.093%  due 03/25/24 (d)                          1,558             1,607
      6.500%  due 04/25/24                                 18                18
      7.411%  due 05/25/24 (d)                            352               356
Drexel Mortgage Funding
      9.500%  due 11/20/17                              1,823             1,866
      8.600%  due 03/01/18                                634               636
Federal Home Loan Mortgage Corp.
      6.500%  due 03/15/00                              1,654             1,665
      7.000%  due 10/15/03                              5,875             5,994
      5.450%  due 03/15/04                              3,297             3,294
      5.500%  due 11/15/04                              7,065             7,061
      6.000%  due 06/15/05                             15,848            15,869
     10.750%  due 11/30/05                                130               131
      6.500%  due 07/15/06                              1,075             1,082
      6.500%  due 08/15/06                                710               714
      6.500%  due 11/15/06                                113               113
      6.500%  due 05/15/08                              1,000             1,006
      4.500%  due 08/15/08                              5,578             5,567
      5.150%  due 12/25/11                              8,035             8,012
      8.500%  due 08/15/13                              2,000             2,152
      8.500%  due 09/15/13                              5,941             6,314
      5.500%  due 12/15/13                                931               930
      7.000%  due 04/25/15                                992               994
     11.000%  due 11/30/15                             11,567            13,482
      6.900%  due 03/15/16                              2,991             2,998
      7.000%  due 11/15/16                             14,200            14,373
      6.210%  due 08/15/17                                345               345
      6.350%  due 03/25/18                                200               201
      5.250%  due 05/15/18                              1,084             1,075
      9.500%  due 01/15/19                                124               124
      6.500%  due 05/15/19                                615               619
      8.500%  due 10/15/19                                189               189
      9.000%  due 11/15/19                              1,372             1,382
      7.000%  due 02/15/20                                538               538
      8.500%  due 03/15/20                                779               783
      9.125%  due 06/15/20                              2,090             2,127
      8.500%  due 09/15/20                             10,853            11,007
      5.500%  due 10/15/20                                200               194
      8.750%  due 10/15/20                                406               410
      9.500%  due 11/15/20                              9,538            10,153
      6.000%  due 12/15/20                                400               395
      8.750%  due 12/15/20                              1,265             1,346
      9.000%  due 12/15/20                              6,078             6,390
      6.500%  due 05/17/21                                120               116
      8.500%  due 06/15/21                             50,330            52,797
      6.950%  due 07/15/21                                700               707
      8.000%  due 07/15/21                              9,580             9,945
      9.000%  due 07/15/21                              3,457             3,636
      9.500%  due 07/15/21                              4,739             4,932
      6.200%  due 08/15/21                              1,500             1,503
      6.950%  due 08/15/21                                185               187
      8.000%  due 08/15/21                             23,472            24,260
      6.500%  due 09/15/21                              2,438             2,436
      8.000%  due 12/15/21                             15,079            16,019
      6.850%  due 01/15/22                                700               706
      8.250%  due 06/15/22                              5,000             5,315
      7.000%  due 07/15/22                              7,778             7,845
      8.500%  due 10/15/22                             18,014            18,743
      6.500%  due 07/15/23                                462               452
      7.000%  due 07/15/23                                227               228
      7.500%  due 01/20/24                                480               484
      6.500%  due 02/15/24                                 54                54
      7.250%  due 08/15/24                                190               192
      8.000%  due 09/15/24                             16,250            17,692
      7.877%  due 10/01/26 (d)                          7,512             7,722
      7.500%  due 01/15/27                             20,889            21,655
      7.500%  due 03/17/27                             20,000            20,144
      7.500%  due 07/15/27                                160               160
      6.500%  due 08/15/27                             10,131             9,445
      7.000%  due 11/15/28                              9,000             9,120
      6.324%  due 08/15/32 (d)                         45,898            46,017
Federal National Mortgage Assn.
      9.100%  due 02/25/02                              5,203             5,340
      5.500%  due 12/25/03                                412               411
      5.750%  due 12/25/03                                 80                79
      7.500%  due 05/25/05                              6,700             6,949
      7.000%  due 11/25/05                                 20                20
      7.500%  due 02/25/06                                375               391
      6.500%  due 07/25/06                                 75                76


50 PIMCO Funds See accompanying notes

Total Return Fund
March 31, 1998

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
================================================================================

      8.000%  due 11/25/06                        $        30     $          31
      6.000%  due 07/25/07                                300               298
      7.269%  due 08/25/07 (d)                            126               124
      7.000%  due 10/25/07                                200               205
      7.000%  due 02/25/08                                932               926
     10.500%  due 08/25/08                              7,146             8,471
      7.000%  due 11/25/09                                711               710
      4.950%  due 06/25/10                              1,542             1,538
      6.750%  due 11/25/10                              1,300             1,310
      7.000%  due 01/25/11                                500               508
      7.500%  due 04/18/11                                159               160
      7.500%  due 02/17/12                                 91                91
      6.750%  due 05/25/13                              1,984             1,980
      6.400%  due 09/25/14                                485               485
     10.000%  due 12/25/14                                847               865
      6.000%  due 11/25/15                              2,461             2,456
      9.670%  due 01/25/17                                460               473
      9.200%  due 12/25/17                                928               943
      7.000%  due 01/25/18                              1,105             1,107
      9.300%  due 05/25/18                              1,712             1,801
      6.206%  due 06/25/18 (d)                              8                 8
      9.500%  due 06/25/18                                893               944
      5.500%  due 07/25/18                                220               218
      7.000%  due 08/25/18                              4,768             4,769
      7.750%  due 10/25/18                                107               108
      9.500%  due 11/25/18                             14,112            15,176
      6.500%  due 03/25/19                                885               893
      9.500%  due 06/25/19                              3,572             3,818
      8.000%  due 10/25/19                             19,743            20,153
      7.500%  due 12/25/19                                183               189
      9.000%  due 12/25/19                             15,068            16,236
      7.500%  due 05/25/20                              8,000             8,186
      8.000%  due 07/25/20                                 99                99
      9.000%  due 09/25/20                              7,836             8,321
      8.000%  due 12/25/20                             21,855            23,090
      8.750%  due 01/25/21                              7,893             8,339
      7.500%  due 02/17/21                                210               213
      7.500%  due 02/25/21                             11,157            11,227
      7.500%  due 03/25/21                             20,919            21,293
      6.500%  due 06/25/21                              4,992             4,919
      7.500%  due 06/25/21                                320               326
      8.000%  due 07/25/21                             28,230            29,139
      8.500%  due 09/25/21                             14,714            15,417
      7.000%  due 10/25/21                              7,825             7,843
      8.000%  due 10/25/21                             22,430            23,516
      6.000%  due 12/25/21                                176               174
      8.000%  due 01/25/22                             21,700            22,647
      8.000%  due 03/25/22                                406               417
      7.000%  due 04/25/22                             17,091            17,541
      8.000%  due 06/25/22                              3,163             3,441
      7.000%  due 07/25/22                              9,884             9,975
      8.000%  due 07/25/22                             50,121            53,349
      6.500%  due 10/25/22                              3,442             3,293
      7.800%  due 10/25/22                              5,658             5,846
      6.500%  due 12/25/22                                941               925
      7.000%  due 03/25/23                             24,406            24,268
      6.900%  due 05/25/23                                134               131
      7.000%  due 06/25/23                              4,179             3,971
      6.000%  due 08/25/23                              5,005             4,844
      6.500%  due 08/25/23                                142               142
      6.750%  due 10/25/23                                505               481
      6.500%  due 11/25/23                                170               165
      7.500%  due 06/20/24                                120               121
      7.000%  due 02/18/25                                140               140
      7.500%  due 12/25/25                                120               122
      7.000%  due 02/15/26                                180               181
      7.000%  due 07/18/26                                210               211
      7.500%  due 08/18/27                             11,983            12,090
First Commonwealth Savings & Loan
     10.375%  due 04/01/05                                 21                22
General Electric Capital Mortgage
      8.000%  due 07/25/23                             12,979            13,161
      6.500%  due 09/25/23                                 45                42
      6.500%  due 02/25/24                                 18                18
      6.500%  due 03/25/24                             12,845            12,010
      6.500%  due 04/25/24                             56,430            51,850
      8.000%  due 06/25/25                             11,330            11,457
      7.500%  due 04/25/27                                360               364
Glendale Federal Savings & Loan
      7.394%  due 03/01/28 (d)                          9,304             9,281
Government National Mortgage Assn.
      8.000%  due 05/16/24                                120               123
      7.000%  due 08/20/26                                170               169
      7.500%  due 02/16/27                                140               143
      7.500%  due 07/16/27                             24,664            25,444
Greenwich
      7.292%  due 04/25/22 (d)                          2,031             2,057
      7.237%  due 07/25/22 (d)                         10,251            10,353
      7.319%  due 10/25/22 (d)                            263               266
      7.425%  due 04/25/23 (d)                          3,279             3,325
      7.926%  due 04/25/24 (d)                          4,411             4,486
      8.318%  due 06/25/24 (d)                          5,243             5,368
      8.928%  due 08/25/24 (d)                          7,862             8,083
      8.886%  due 11/25/24 (d)                          2,473             2,542
Headlands Mortgage Securities, Inc.
      7.250%  due 11/25/12                              7,183             7,300
Imperial CMB Trust
      5.992%  due 09/25/26 (d)                         23,067            23,183
Independent National Mortgage Corp.
      6.650%  due 10/25/24                              2,723             2,672
      8.278%  due 11/25/24 (d)                          9,747             9,997
      7.310%  due 07/25/25 (d)                         27,949            28,705
      8.079%  due 07/25/25 (d)                         27,684            28,255
International Mortgage Acceptance Corp.
     12.250%  due 03/01/14                                540               587
J.P. Morgan & Co.
      9.000%  due 10/20/20                             14,195            14,974
Kidder Peabody Acceptance Corp.
      8.390%  due 05/20/18                                404               410
      8.193%  due 03/25/24 (d)                         13,709            13,781
      8.193%  due 09/25/24 (d)                         20,000            20,244
Marine Midland
      8.000%  due 04/25/23                                 23                24
      8.000%  due 10/25/23                                350               358
Merrill Lynch Mortgage
      6.875%  due 06/15/21 (d)                          8,470             8,653
      7.714%  due 06/15/21 (d)                          7,949             8,144
      8.173%  due 06/25/22 (d)                          6,702             6,763
Nascor
      6.750%  due 04/30/28                             27,707            26,668
Nomura Asset Securities Corp.
      8.076%  due 05/25/24 (d)                         10,687            10,978
Norwest Mortgage
     12.500%  due 02/01/14                              1,049             1,121
     12.250%  due 04/01/14                                 94                98
PaineWebber Mortgage
      6.000%  due 04/25/09                             11,951            11,572
PNC Mortgage Securities Corp.
      7.000%  due 06/25/13                             14,000            14,042
Prudential Bache
      6.213%  due 09/01/18 (d)                            479               478
      9.000%  due 01/01/19                                535               535
      8.400%  due 03/20/21                              4,646             4,819
Prudential Home
      8.000%  due 06/25/22                             21,019            21,466
      6.950%  due 11/25/22                                222               219
      7.000%  due 04/25/23                                785               782
      8.217%  due 11/25/23 (d)                         10,164            10,446
      8.295%  due 11/25/23 (d)                            872               895
      7.000%  due 02/25/24                                541               540
      6.000%  due 05/25/24                                 23                23
      7.750%  due 10/25/24                              4,611             4,640
      7.500%  due 06/25/25                              2,730             2,741
PSB Financial Corp.
     11.050%  due 12/01/15                                977             1,044
Residential Asset Securities Corp.
      6.450%  due 10/25/12                              8,000             8,000
      7.000%  due 03/25/27 (d)                            245               246
      7.250%  due 05/25/27 (d)                            345               349


                                    1998 Annual Report See accompanying notes 51

Total Return Fund
March 31, 1998

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
================================================================================

Residential Funding
      6.750%  due 01/25/06                        $    41,236       $    41,342
      7.000%  due 08/25/08                             18,545            18,747
      6.500%  due 09/25/08                              7,000             6,954
      6.500%  due 01/25/13                            215,551           215,180
      8.500%  due 05/25/17                                109               113
      8.000%  due 01/25/23                             10,000            10,333
      7.250%  due 07/25/23                              6,334             6,340
      7.750%  due 07/25/24                                  6                 6
      7.993%  due 10/25/24 (d)                         12,158            12,401
      7.500%  due 09/25/25                             18,183            18,649
      5.400%  due 10/25/27 (d)                         11,938            11,814
Resolution Trust Corp.
      7.573%  due 02/25/20 (d)                            197               198
      7.261%  due 09/25/20 (d)                         15,471               155
      6.043%  due 01/25/21 (d)                          1,055             1,046
      8.457%  due 06/25/21 (d)                          2,320             2,333
      8.718%  due 08/25/21 (d)                         21,412            21,940
      7.940%  due 09/25/21 (d)                          3,307             3,355
      6.260%  due 10/25/21 (d)                            268               268
      6.688%  due 10/25/21 (d)                          1,240             1,242
      8.143%  due 10/25/21 (d)                            275               278
      8.625%  due 10/25/21                                300               304
      7.549%  due 01/25/22 (d)                          2,898             2,908
      7.772%  due 03/25/22 (d)                          6,691             6,752
      8.521%  due 05/25/22 (d)                          2,871             2,946
      6.950%  due 06/25/23 (d)                          2,524             2,524
      7.437%  due 08/25/23 (d)                          2,001             2,006
      7.500%  due 08/25/23                                240               240
      9.450%  due 05/25/24                             19,693            19,786
     10.261%  due 05/25/24 (d)                          2,323             2,349
      6.688%  due 07/25/24 (d)                            460               461
      7.100%  due 12/25/24                              1,500             1,535
      7.750%  due 03/25/25                              5,000             4,992
      7.491%  due 07/25/28 (d)                         14,001            13,974
      7.251%  due 10/25/28 (d)                         27,951            28,255
      7.334%  due 10/25/28 (d)                         13,398            13,600
      7.108%  due 05/25/29 (d)                          5,203             5,272
      7.583%  due 05/25/29 (d)                          6,810             6,944
Rural Housing Trust
      3.330%  due 10/01/28                                385               355
Ryan Mortgage Acceptance Corp.
      9.450%  due 10/01/16                                170               179
Ryland Acceptance Corp.
      9.000%  due 12/01/16                                877               909
     11.500%  due 12/25/16                                207               208
      8.000%  due 09/25/22                              2,593             2,599
      8.200%  due 09/25/22                                100               103
     14.000%  due 11/25/31                              1,853             2,053
Ryland Mortgage Securities Corp.
      7.973%  due 08/25/22 (d)                          3,662             3,712
      7.500%  due 08/25/24                                 66                67
      7.277%  due 08/25/29 (d)                          8,039             8,265
      6.987%  due 10/25/31 (d)                         14,626            14,735
Salomon Brothers Mortgage Securities
      7.605%  due 11/25/22 (d)                          1,543             1,574
      8.391%  due 07/01/24 (d)                         13,973            14,471
Santa Barbara Savings
      9.500%  due 11/20/18                              4,577             4,609
Saxon Mortgage
      7.899%  due 08/25/23 (d)                         42,310            43,434
      8.378%  due 09/25/24 (d)                         13,027            13,491
Sears Mortgage
      8.000%  due 03/25/22                                627               626
      7.220%  due 09/25/22 (d)                          3,263             3,315
      7.852%  due 12/25/22 (d)                          8,162             8,248
      8.457%  due 05/25/32 (d)                         13,095            13,050
Securitized Asset Sales, Inc.
      7.821%  due 10/25/23 (d)                          5,708             5,867
      7.857%  due 12/26/23 (d)                          5,530             5,675
      5.944%  due 02/25/28                             16,320            16,270
Security Pacific National Bank
      6.336%  due 03/01/18 (d)                            148               144
Vendee Mortgage
      7.000%  due 02/15/00                              5,050             5,092
      7.750%  due 03/15/16                                600               620
      7.750%  due 05/15/18                                550               568
Western Federal Savings & Loan
      7.104%  due 07/01/21 (d)                          9,263             9,300
                                                                    ------------
                                                                      2,158,509
                                                                    ============
Federal Home Loan Mortgage Corporation 14.6%
      5.250%  due 12/01/98                                 1                 1
      5.500%  due 04/01/01-03/01/10 (g)                  466               462
      5.750%  due 08/15/20                               300               296
      6.000%  due 12/01/98-05/13/28 (g)              450,567           435,078
      6.199%  due 07/01/27 (d)                             9                 9
      6.500%  due 06/01/03-05/13/28 (g)            1,853,556         1,833,473
      6.775%  due 11/01/03                                70                70
      7.000%  due 01/01/00-03/01/26 (d)(g)             8,862             8,977
      7.210%  due 10/25/23 (d)                        28,956            30,013
      7.500%  due 05/01/99-01/01/27 (d)(g)            16,080            16,519
      7.540%  due 10/25/17 (d)                         2,665             2,651
      7.589%  due 09/01/23 (d)                         4,012             4,140
      7.611%  due 07/01/23 (d)                         3,817             3,931
      7.625%  due 01/01/19 (d)                            20                20
      7.706%  due 05/01/23 (d)                         5,425             5,595
      7.733%  due 04/01/23 (d)                         1,210             1,250
      7.747%  due 10/01/23 (d)                         5,166             5,332
      7.750%  due 04/01/07                                50                51
      7.757%  due 10/01/23 (d)                         3,140             3,242
      7.820%  due 08/01/23 (d)                            25                25
      7.834%  due 01/01/24 (d)                           942               973
      7.839%  due 04/01/24 (d)                        16,224            16,919
      7.844%  due 04/01/29 (d)                         3,887             4,061
      7.848%  due 09/01/23 (d)                        27,091            27,786
      7.870%  due 06/01/24 (d)                         2,875             2,952
      7.873%  due 09/01/23 (d)                         6,189             6,390
      7.889%  due 11/01/23 (d)                         1,907             1,967
      7.900%  due 05/01/23 (d)                         2,809             2,903
      7.909%  due 07/01/22 (d)                         1,795             1,854
      7.939%  due 11/01/23 (d)                           976             1,001
      7.950%  due 10/01/23 (d)                         1,213             1,262
      7.974%  due 10/01/23 (d)                         2,007             2,097
      7.996%  due 01/01/24 (d)                         1,137             1,166
      8.000%  due 10/01/07-06/01/26 (g)                4,510             4,677
      8.031%  due 07/01/23 (d)                         1,355             1,412
      8.047%  due 08/01/23-07/01/24 (d)(g)            21,060            21,822
      8.048%  due 11/01/23 (d)                         1,424             1,468
      8.099%  due 09/01/23 (d)                         6,934             7,211
      8.152%  due 08/01/23 (d)                         2,894             3,005
      8.178%  due 08/01/24 (d)                           481               498
      8.185%  due 08/01/23 (d)                         1,296             1,336
      8.206%  due 10/01/23 (d)                         4,765             4,947
      8.250%  due 08/01/07-12/01/09 (g)                  216               222
      8.500%  due 09/01/01-05/13/28 (g)              115,944           121,090
      8.750%  due 02/01/01-09/01/10 (g)                  376               386
      8.900%  due 11/15/20                            29,911            31,523
      9.000%  due 01/01/02-09/15/20 (g)                1,246             1,303
      9.250%  due 06/01/09-08/01/09 (g)                  133               141
      9.500%  due 08/01/01-06/01/21 (g)                3,127             3,329
     10.000%  due 06/01/04-11/15/19 (g)                1,642             1,731
     10.250%  due 03/15/09-05/01/09 (g)                2,149             2,326
     11.000%  due 12/01/99-07/01/19 (g)                1,186             1,314
     11.250%  due 10/01/09-09/01/15 (g)                  197               219
     11.500%  due 03/01/00-05/01/00 (g)                   22                24
     12.500%  due 07/01/99                                 3                 3
     13.250%  due 10/01/13                                84                98
     14.000%  due 04/01/16                                36                41
     15.500%  due 08/01/11-11/01/11 (g)                   19                23
     16.250%  due 05/01/11-11/01/11 (g)                   12                14
                                                                    ------------
                                                                     2,632,629
                                                                    ============
Federal Housing Administration 0.8%
      7.125%  due 03/01/34                             4,483             4,537
      7.211%  due 12/01/21                             3,347             3,429
      7.316%  due 05/01/19-11/01/19 (g)               11,760            12,019
      7.375%  due 03/01/19-01/01/24 (g)               17,551            18,055
      7.399%  due 02/01/21                             2,669             2,746
      7.430%  due 12/01/16-05/01/25 (g)               86,964            90,401
      7.450%  due 12/01/21                            12,179            12,472
      7.650%  due 11/01/18                               167               173
                                                                    ------------
                                                                       143,832
                                                                    ============


52  PIMCO Funds See accompanying notes

Total Return Fund
March 31, 1998
                                                   Principal
                                                      Amount             Value
                                                      (000s)            (000s)
================================================================================
Federal National Mortgage Association 6.3%
      5.450%  due 04/08/98 (d)                    $      300       $       300
      5.650%  due 04/25/05                               200               199
      6.000%  due 11/01/03-03/01/24 (g)                9,330             9,149
      6.199%  due 05/01/27-05/01/36 (d)(g)            78,054            78,611
      6.200%  due 02/01/28 (d)                         2,418             2,436
      6.201%  due 05/01/36 (d)                         4,997             5,043
      6.203%  due 08/01/29 (d)                        10,180            10,255
      6.205%  due 05/01/36 (d)                        30,376            30,653
      6.207%  due 02/01/18-03/01/33 (d)(g)            62,588            63,093
      6.210%  due 05/01/36 (d)                        35,161            35,483
      6.213%  due 04/01/18-11/01/35 (d)(g)            52,241            52,674
      6.222%  due 11/01/28 (d)                         2,602             2,621
      6.227%  due 04/01/27 (d)                           279               280
      6.250%  due 07/25/07-04/01/19 (d)(g)             1,112             1,124
      6.500%  due 11/01/03-05/13/28 (g)              543,922           537,671
      6.750%  due 08/01/03-09/25/22 (g)                1,150             1,158
      6.834%  due 07/01/03                                69                71
      6.921%  due 11/01/25 (d)                        12,874            13,429
      6.950%  due 03/25/26                               300               304
      7.000%  due 05/25/99-12/20/27 (g)               48,700            49,159
      7.250%  due 05/01/02-01/01/23 (g)               11,497            11,664
      7.251%  due 09/01/22 (d)                         3,226             3,299
      7.285%  due 09/01/22 (d)                         3,891             3,995
      7.337%  due 09/01/25 (d)                         6,485             6,684
      7.500%  due 08/01/03-09/01/25 (g)               92,052            94,726
      7.690%  due 01/01/24 (d)                         1,716             1,781
      7.725%  due 03/01/25 (d)                         8,875             9,113
      7.728%  due 01/01/24 (d)                         1,159             1,199
      7.730%  due 12/01/23 (d)                         1,965             2,003
      7.737%  due 11/01/23 (d)                         2,480             2,563
      7.744%  due 11/01/25 (d)                         6,206             6,377
      7.750%  due 06/01/09-02/01/26 (d)(g)             2,066             2,139
      7.755%  due 07/01/24 (d)                        19,250            19,647
      7.783%  due 01/01/24 (d)                         5,922             6,133
      7.785%  due 05/01/26 (d)                         2,353             2,441
      7.795%  due 11/01/25 (d)                         4,206             4,336
      7.817%  due 01/01/26 (d)                         3,389             3,510
      7.832%  due 11/01/23 (d)                           946               977
      7.835%  due 10/01/23 (d)                           894               929
      7.858%  due 09/01/23 (d)                         6,423             6,733
      7.895%  due 12/01/23 (d)                         3,101             3,212
      7.919%  due 01/01/24 (d)                           318               332
      7.920%  due 03/01/26 (d)                        11,558            12,022
      8.000%  due 09/01/01-12/01/26 (g)               10,951            11,365
      8.004%  due 09/01/24 (d)                         3,768             3,887
      8.061%  due 05/01/24 (d)                         4,758             4,915
      8.250%  due 10/01/08-02/01/17 (g)                  862               900
      8.500%  due 07/01/99-05/01/27 (g)                5,771             6,027
      9.000%  due 01/01/99-04/01/17 (g)                2,381             2,488
      9.500%  due 12/01/06-07/01/22 (g)                  164               178
      9.750%  due 11/01/08                                88                94
     10.000%  due 03/01/21-05/01/22 (g)                  872               954
     10.500%  due 12/01/16-04/01/22 (g)                  995             1,093
     12.000%  due 05/01/16                                20                23
     13.000%  due 09/01/13                                55                64
     13.250%  due 09/01/11                                20                23
     14.500%  due 11/01/11-01/01/13 (g)                   75                91
     14.750%  due 08/01/12-11/01/12 (g)                  288               333
     15.500%  due 10/01/12-12/01/12 (g)                   35                43
     15.750%  due 12/01/11-08/01/12 (g)                  174               208
     16.000%  due 09/01/12                               191               238
                                                                   -------------
                                                                     1,132,452
                                                                   =============
Government National Mortgage Association 16.6%
      5.650%  due 10/15/12                                13                12
      6.000%  due 10/15/08-01/20/28 (d)(g)           633,162           624,713
      6.500%  due 10/15/08-04/20/28 (d)(g)           818,779           821,416
      7.000%  due 07/15/08-09/20/27 (d)(g)         1,151,453         1,179,581
      7.375%  due 06/20/21-05/20/26 (d)(g)           250,587           257,423
      7.500%  due 08/15/05-02/15/28 (g)               42,005            43,218
      7.875%  due 04/20/23 (d)                           746               770
      8.000%  due 08/15/05-04/20/28 (g)               45,612            47,242
      8.250%  due 08/15/04-07/15/08 (g)                  618               648
      8.500%  due 06/15/01-08/15/16 (g)                  274               287
      8.750%  due 03/15/07-07/15/07 (g)                  163               173
      9.000%  due 09/15/01-07/20/22 (g)                7,877             8,513
      9.250%  due 10/15/01-03/15/06 (g)                  437               454
      9.500%  due 04/15/01-08/15/23 (g)                8,021             8,778
      9.750%  due 09/15/02-01/15/21 (g)                  337               358
     10.000%  due 06/20/01-02/15/25 (g)                6,023             6,649
     10.250%  due 10/15/98-12/15/99 (g)                   58                59
     10.500%  due 06/15/04                               137               145
     10.750%  due 08/15/98-09/15/98 (g)                    7                 7
     11.000%  due 05/15/04-06/15/13 (g)                   89                95
     11.250%  due 03/15/01-12/20/15 (g)                   63                70
     11.500%  due 04/15/13-05/15/13 (g)                   13                14
     12.000%  due 03/20/99-03/15/15 (g)                   97               110
     12.500%  due 01/15/11                                 1                 2
     13.000%  due 12/15/12-10/15/14 (g)                   40                47
     13.250%  due 10/20/14                                20                23
     13.500%  due 11/15/12-12/15/12 (g)                    7                 8
     15.000%  due 09/15/12-10/15/12 (g)                   18                21
     16.000%  due 01/15/12-04/15/12 (g)                    9                11
     17.000%  due 11/15/11-12/15/11 (g)                  114               137
                                                                   -------------
                                                                     3,000,984
                                                                   =============
Other Mortgage-Backed Securities 0.8%
Aames Mortgage Trust
      7.275%  due 05/15/20                                405               411
Bank of America
      9.000%  due 03/01/08                                 85                85
Citibank, N.A.
      8.000%  due 07/25/18                                 91                91
Daiwa Mortgage
      7.500%  due 09/25/06 (d)                            130               131
DBL Mortgage Funding
      9.500%  due 08/01/19                                 23                24
First Interstate Bancorp
      9.125%  due 01/01/09 (k)                             15                16
General Electric Credit Corp.
      8.000%  due 03/01/02 (k)                            100               102
German American Capital Corp.
      8.360%  due 09/30/02                              3,737             3,830
      6.581%  due 07/01/18 (d)                          9,490             9,365
Great Western Savings & Loan
      6.060%  due 08/01/17 (d)                            203               199
Guardian
      6.887%  due 12/25/18 (d)                            398               345
Home Savings of America
      8.464%  due 08/01/06                                 97                97
      5.873%  due 05/25/27 (d)                          3,801             3,715
      6.386%  due 08/25/29 (d)                         14,872            14,945
Imperial Savings & Loan
     10.000%  due 09/01/16 (k)                            233               246
      8.235%  due 01/25/17 (d)                            108               108
      8.840%  due 07/25/17 (d)                            389               388
LTC Commercial Corp.
      7.100%  due 11/28/12                              3,915             3,970
Manufacturers Mortgage Housing
     13.250%  due 01/15/99                                237               252
MDC Mortgage Funding
      8.841%  due 01/25/25 (d)                            993             1,019
Merrill Lynch Mortgage
      9.250%  due 12/15/09                                 27                27
      7.495%  due 06/15/21 (d)                          1,775             1,830
Mid-State Trust
      8.330%  due 04/01/30                             74,150            80,256
Morgan Stanley Mortgage
      8.150%  due 07/20/21                                 13                13
Resolution Trust Corp.
      7.775%  due 05/25/29 (d)                          6,215             6,333
Ryland Acceptance Corp.
      7.644%  due 11/28/22 (d)                            749               761
Salomon Brothers Mortgage Securities
     11.500%  due 09/01/15                              1,632             1,775
Sears Mortgage
     12.000%  due 02/25/14                              1,238             1,316
      6.855%  due 06/25/22 (d)                            903               913
      7.588%  due 10/25/22 (d)                          4,713             4,859
Structured Asset Securities Corp.
      5.890%  due 01/25/00 (d)                         14,397            14,397


                                   1998 Annual Report See accompanying notes  53

Total Return Fund
March 31, 1998

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
================================================================================

Western Federal Savings & Loan
      6.614%  due 11/25/18 (d)                    $       296     $         296
      6.664%  due 03/25/19 (d)                          2,092             2,100
                                                                  --------------
                                                                        154,215
                                                                  ==============
Stripped Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corp. (IO)
     10.038%  due 09/15/05                                 32                 3
      6.500%  due 11/15/06                              2,573               195
      6.500%  due 03/15/07                              3,516               260
      5.750%  due 09/15/07 (d)                         12,960             1,040
      5.428%  due 02/15/08 (d)                            940               103
     11.651%  due 01/15/16                                 32                 3
      6.500%  due 08/15/16                              3,644               264
      7.000%  due 04/15/18                              3,531               289
      9.993%  due 11/15/18                                224                28
      8.845%  due 01/15/21                                469                92
      9.000%  due 05/15/22                                240                45
Federal Home Loan Mortgage Corp. (PO)
      0.000%  due 06/15/21                              4,380             4,173
Federal National Mortgage Assn. (IO)
      6.750%  due 09/25/04                                 79                 4
      7.000%  due 06/25/05                                  6                 0
     10.458%  due 07/25/05 (d)                            968                93
      6.500%  due 07/25/06                              5,715               440
      6.500%  due 02/25/07                              4,582               434
      6.500%  due 07/25/07                              1,411               109
      6.500%  due 09/25/07                              6,863               589
      6.500%  due 10/25/07                              2,354               206
      0.950%  due 03/25/09 (d)                         51,708             1,218
      7.000%  due 08/25/15                              3,792               215
      7.000%  due 08/25/16                                946                63
      6.500%  due 08/25/20                              2,666               555
     10.070%  due 01/25/21                                158                35
      9.032%  due 08/25/21                              2,208               471
      0.950%  due 11/25/21 (d)                         50,615               899
      6.500%  due 01/25/23                              5,364               902
Federal National Mortgage Assn. (PO)
      0.000%  due 09/01/07                              1,250             1,007
      0.000%  due 02/25/21                              5,355             4,905
      0.000%  due 06/25/22                              3,209             2,873
      0.000%  due 08/25/23                                489               342
PaineWebber (IO)
     13.595%  due 08/01/19                                280                90
Vendee Mortgage (IO)
      0.542%  due 06/15/23 (d)                        216,368             4,626
                                                                  --------------
                                                                         26,571
                                                                  --------------
Total Mortgage-Backed Securities                                      9,249,192
(Cost $9,179,484)                                                 ==============

================================================================================
  ASSET-BACKED SECURITIES 5.8%
================================================================================

AFC Home Equity Loan Trust
      7.402%  due 10/25/26 (d)                          9,544             9,689
      6.550%  due 01/25/27 (d)                          3,529             3,528
Allied Waste Industries, Inc
      7.125%  due 12/05/03                              5,880             5,880
Arcadia Automobile Receivables Trust
      6.300%  due 07/16/01                              9,000             9,048
Associates Manufactured Housing
      7.000%  due 03/15/27                                900               923
Auto Receivables Trust
      6.500%  due 04/16/03                             34,352            34,352
California Infrastructure
      5.940%  due 09/25/00                             16,158            16,159
      5.970%  due 12/25/00                              6,187             6,193
      5.980%  due 12/26/00                             28,495            28,540
      6.010%  due 06/25/01                             99,300            99,486
Case Equipment Loan Trust
      6.150%  due 09/15/02                              2,474             2,484
Chase Manhattan Grantor Trust
      6.000%  due 09/17/01                              3,568             3,576
      5.900%  due 11/15/01                              9,971             9,988
      6.610%  due 09/15/02                              5,340             5,387
Conti Mortgage Home Equity Loan Trust
      5.588%  due 10/15/12 (d)                         38,000            38,006
      6.990%  due 03/15/21                                350               356
Copelco Capital Funding Corp
      6.340%  due 07/20/04                                 68                69
CSXT Trade Receivables
      5.050%  due 09/25/99                                500               499
Daimler-Benz
      6.050%  due 03/20/05                             12,339            12,333
Daimler-Benz Vehicle Trust
      5.850%  due 07/20/03                             24,239            24,224
Delta Air Lines Equipment Trust
      9.230%  due 07/02/02                             12,862            13,680
     10.500%  due 01/02/07 (k)                          7,412             8,924
     10.570%  due 01/02/07 (k)                         15,881            20,017
      9.550%  due 01/02/08 (k)                          7,773             8,773
     10.000%  due 06/05/13 (k)                         10,828            13,675
Discover Card Trust
      6.062%  due 10/16/13 (d)                            400               408
EQCC Home Equity Loan Trust
      6.100%  due 10/15/03                              5,463             5,472
      6.710%  due 07/15/11                                330               335
Equivantage Home Equity Loan Trust
      6.550%  due 04/01/27                                200               201
Federal-Mogul Corp
      7.690%  due 06/30/99                                813               812
      7.750%  due 06/30/99                              3,049             3,043
      7.914%  due 06/30/99 (d)                         14,638            14,610
      7.940%  due 12/31/05                              1,319             1,316
      8.000%  due 12/31/05 (d)                          4,945             4,935
      8.164%  due 12/31/05 (d)                         23,737            23,691
First Omni Bank
      6.650%  due 09/15/03 (d)                          1,500             1,532
First Security Auto Grantor Trust
      6.100%  due 04/15/03                              3,767             3,766
First Union Master Credit Card Trust
      5.858%  due 09/15/03                             88,750            89,006
Flag Limited
      9.400%  due 12/15/04 (d)                         15,000            15,000
Ford Credit Grantor Trust
      6.750%  due 09/15/00                              1,250             1,264
      5.900%  due 10/15/00                             10,464            10,478
Ford Motor Credit Corp
      5.500%  due 02/15/03                              5,300             5,232
Fred Meyer, Inc
      8.750%  due 03/19/03 (d)                        110,000           108,350
General Motors Acceptance Corp
      6.500%  due 04/15/02                             43,011            43,253
Green Tree Financial Group
      7.150%  due 07/15/27                              1,025             1,051
Green Tree Home Improvement Loan Trust
      6.100%  due 01/15/28                              3,845             3,850
IMC Home Equity Loan Trust
      5.765%  due 05/21/12 (d)                         47,110            47,111
      7.429%  due 07/25/26 (d)                          1,475             1,499
Integrated Health Services
      7.625%  due 09/16/04 (d)                         15,000            14,858
MBNA Master Credit Card Trust
      6.050%  due 11/15/02                                245               246
Metlife Capital Equipment Loan Trust
      6.850%  due 05/20/08 (d)                            320               330
National Medical Care
      6.969%  due 09/30/03 (d)                         41,250            41,095
NationsBank Auto Owner Trust
      6.375%  due 07/15/00                              1,700             1,707
NationsBank Corp
      5.850%  due 06/15/02                                349               350
Newcourt Receivable Asset Trust
      6.240%  due 12/20/04                                 35                35
Olympic Automobile Receivables Trust
      5.700%  due 04/15/00                              1,802             1,804
      5.650%  due 01/15/01                                818               819
OSCC Home Equity
      6.950%  due 05/15/07                                 92                93
Premiere Auto Trust
      6.575%  due 10/06/00                              1,975             1,992
Saxon Asset Securities Trust
      6.475%  due 11/25/20                                350               351


54 PIMCO Funds See accompanying notes

Total Return Fund
March 31, 1998

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
================================================================================

Sears Credit Account Master Trust
      6.050%  due 01/16/08                       $        500     $         502
Standard Credit Card Master Trust
      6.750%  due 06/07/00                                290               291
The Money Store Home Equity Trust
      6.815%  due 07/15/06                             24,545            24,676
      6.520%  due 08/15/09                             45,879            45,958
      6.205%  due 03/15/12                             25,000            25,000
      7.550%  due 02/15/20                                500               519
Total Renal Care
      7.504%  due 10/22/07 (d)                         33,000            33,083
UCFC Home Equity Loan
      6.381%  due 07/15/10                                250               250
United Air Lines Equipment Trust
      9.200%  due 03/22/08                              4,309             4,877
     10.360%  due 11/13/12                              7,000             9,097
     10.020%  due 03/22/14                              4,500             5,572
     10.850%  due 07/05/14                             34,111            44,611
     10.125%  due 03/22/15                             14,300            18,386
      9.060%  due 06/17/15                              5,000             5,486
      9.210%  due 01/21/17                              2,000             2,369
WFS Financial Owner Trust
      6.650%  due 08/20/00                              2,516             2,529
      6.050%  due 07/20/01                              3,000             2,997
      6.500%  due 09/20/01                             11,000            11,100
                                                                  --------------
Total Asset-Backed Securities                                         1,062,987
(Cost $984,857)                                                   ==============

================================================================================
  SOVEREIGN ISSUES 3.0%
================================================================================

Banco Nacional de Obra y Servicios
      6.875%  due 10/01/98                             19,500            19,159
City of Buenos Aires
     11.250%  due 04/11/07                              5,000             5,350
Hydro Quebec
      5.594%  due 04/15/99 (d)                         10,000             9,985
      9.400%  due 02/01/21                                500               650
      9.500%  due 11/15/30                              2,370             3,178
Kingdom of Sweden
     10.250%  due 11/01/15                                500               665
Providence of Newfoundland
      9.000%  due 06/01/19                                500               620
Province of Nova Scotia
      9.375%  due 07/15/02                              1,000             1,115
Province of Ontario
      6.125%  due 06/28/00                                 50                50
      7.750%  due 06/04/02                                200               213
      7.625%  due 06/22/04                              1,000             1,079
      7.000%  due 08/04/05                              1,000             1,054
Province of Quebec
      5.960%  due 06/21/99 (d)                         50,000            50,201
      7.500%  due 07/15/02                              6,000             6,275
Republic of Argentina
      5.719%  due 04/01/00 (d)                         21,611            21,140
      5.615%  due 04/01/01 (d)                         15,365            14,805
      6.688%  due 03/31/05 (d)                        369,408           340,778
      8.726%  due 04/10/05 (d)                         25,600            25,600
Republic of Philippines
      6.656%  due 01/05/05 (d)                          7,467             7,065
Republic of Poland
      6.688%  due 10/27/24 (d)                         35,000            34,346
                                                                  --------------
Total Sovereign Issues                                                  543,328
(Cost $502,717)                                                   ==============

================================================================================
  FOREIGN CURRENCY-DENOMINATED ISSUES (c)(f) 2.3%
================================================================================

City of Montreal
     11.500%  due 09/20/00                      C$      7,000             5,611
Commonwealth of Australia
      8.750%  due 01/15/01                      A$      4,235             3,069
      9.750%  due 03/15/02                              3,665             2,811
     10.000%  due 10/15/02                              6,940             5,450
     10.000%  due 02/15/06                              1,600             1,349
     10.000%  due 10/15/07                             98,000            84,937
Commonwealth of Canada
      6.500%  due 06/01/04                      C$      1,000               750
      4.250%  due 12/01/26 (h)                        120,542            87,938
Commonwealth of New Zealand
      6.500%  due 02/15/00                      N$    160,000            86,289
      8.000%  due 02/15/01                              8,890             4,949
     10.000%  due 03/15/02                            107,500            64,334
      8.000%  due 04/15/04                              7,000             3,996
      4.500%  due 02/15/16 (h)                         23,000            12,119
Petroleos Mexicanos
      7.750%  due 09/30/98                      FF      5,000               818
Province of Saskatchewan
      9.125%  due 02/15/21                      C$      3,000             3,866
Republic of Argentina
      2.976%  due 04/01/01 (d)                  AP     45,927            43,164
Reynolds, R.J
      6.875%  due 11/22/00                      DM      9,500             5,271
                                                                  --------------
Total Foreign Currency-Denominated Issues                               416,721
(Cost $455,678)                                                   ==============

================================================================================
  PREFERRED STOCK 0.4%
================================================================================

                                                       Shares

Banco Bilbao Vizcaya International                    266,217             7,288
Barclays Bank                                         215,500             6,182
California Federal Bank                                50,000             5,669
Sanwa International                             7,494,000,000            55,428
Time Warner, Inc                                            0                 1
Unocal Capital Trust                                      402                22
                                                                  --------------
Total Preferred Stock                                                    74,590
(Cost $77,347)                                                    ==============

================================================================================
  SHORT-TERM INSTRUMENTS 18.1%
================================================================================

                                                    Principal
                                                       Amount
                                                       (000s)
Certificates of Deposit 5.5%
Bank of Tokyo
      6.010%  due 05/11/98                       $     55,000            55,000
      6.040%  due 05/11/98                             95,000            94,991
      6.050%  due 05/13/98                              5,000             5,000
      6.470%  due 06/18/98                             20,000            20,000
Bankers Trust
      5.900%  due 07/07/98                            120,000           119,953
      5.900%  due 07/14/98                             39,500            39,500
      5.970%  due 08/28/98                             10,000             9,996
Deutsche Bank
      5.930%  due 06/16/98                            250,000           250,000
      5.950%  due 06/16/98                             10,000            10,000
Landesbank Hessen-Thueringen
      5.930%  due 06/30/98                            210,000           210,000
Sanwa Bank Limited
      6.160%  due 05/11/98                            155,000           155,000
      6.530%  due 06/22/98                             30,000            30,042
                                                                  --------------
                                                                        999,482
                                                                  ==============
Commercial Paper 9.7%
Abbott Laboratories
      5.500%  due 04/21/98                              5,000             4,985
      5.520%  due 04/21/98                                900               897
American Express Credit
      5.540%  due 04/03/98                             15,000            14,995
      5.520%  due 04/15/98                              3,400             3,393
      5.520%  due 04/27/98                              1,700             1,693
 AT&T Capital Corp
      5.856%  due 05/05/98                             16,000            15,912
      5.875%  due 05/05/98                              3,000             2,983
      5.900%  due 06/05/98                             30,000            29,697
Australian Wheat Board
      5.460%  due 04/06/98                              9,600             9,593
      5.450%  due 04/23/98                              2,200             2,193
      5.530%  due 04/23/98                                100               100


                                    1998 Annual Report See accompanying notes 55

Total Return Fund
March 31, 1998

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
================================================================================

BellSouth Telecommunications, Inc.
      5.510%  due 04/22/98                    $           100   $           100
      5.520%  due 04/28/98                                400               398
      5.490%  due 05/08/98                             11,800            11,733
Caisse d'Amortissement
      5.520%  due 04/27/98                              1,700             1,693
      5.510%  due 05/04/98                              1,300             1,293
      5.560%  due 06/12/98                             70,000            69,217
      5.640%  due 06/12/98                             30,000            29,665
Campbell Soup Co.
      5.500%  due 05/01/98                              1,600             1,593
      5.540%  due 06/12/98                             50,000            49,441
E.I. Du Pont de Nemours
      5.510%  due 04/06/98                              2,800             2,798
      5.510%  due 04/07/98                             22,500            22,479
      5.440%  due 04/09/98                              7,500             7,491
      5.540%  due 04/28/98                             12,600            12,548
      5.530%  due 05/04/98                             18,300            18,207
      5.520%  due 06/03/98                             50,000            49,510
      5.530%  due 06/05/98                             50,000            49,495
Emerson Electric Co.
      5.510%  due 04/27/98                              1,000               996
      5.500%  due 04/30/98                              7,900             7,865
Export Development Corp.
      5.430%  due 04/09/98                              8,800             8,789
      5.520%  due 04/22/98                              2,000             1,994
Federal Farm Credit Bank
      5.500%  due 04/02/98                              5,300             5,299
Federal Home Loan Mortgage Corp.
      5.485%  due 04/21/98                             15,300            15,253
      5.510%  due 04/23/98                                100               100
Federal National Mortgage Assn.
      5.490%  due 04/30/98                              7,000             6,969
Florida Power Corp.
      5.520%  due 04/21/98                              3,600             3,589
      5.500%  due 06/09/98                              1,200             1,187
Ford Motor Credit Corp.
      5.550%  due 04/03/98                             10,300            10,297
      5.480%  due 04/06/98                              6,000             5,995
      5.520%  due 04/08/98                             90,200            90,103
      5.480%  due 04/09/98                              3,000             2,996
      5.540%  due 04/16/98                              2,200             2,195
General Electric Capital Corp.
      5.560%  due 04/03/98                              4,100             4,099
      5.550%  due 04/06/98                             65,000            64,950
      5.470%  due 04/08/98                             72,900            72,822
      5.520%  due 04/09/98                              9,000             8,989
      5.550%  due 04/16/98                              5,700             5,687
      5.470%  due 04/20/98                              1,600             1,595
      5.530%  due 04/28/98                             20,000            19,917
      5.520%  due 06/05/98                                500               495
      5.560%  due 06/09/98                            128,000           126,628
      5.560%  due 06/11/98                             70,000            69,229
      5.660%  due 06/11/98                             14,000            13,846
General Motors Acceptance Corp.
      5.530%  due 04/08/98                             23,000            22,975
      5.570%  due 04/08/98                             36,300            36,261
      5.580%  due 04/24/98                              1,200             1,196
      5.540%  due 04/29/98                              2,000             1,991
      5.580%  due 06/10/98                             82,000            81,109
IBM Credit Corp.
      5.490%  due 04/08/98                                500               499
      5.530%  due 04/16/98                              7,100             7,084
Kellogg Co.
      5.530%  due 04/17/98                                200               200
KFW International Finance, Inc.
      5.520%  due 04/03/98                                100               100
      5.510%  due 04/07/98                             25,000            24,977
      5.520%  due 04/16/98                                100               100
      5.530%  due 04/16/98                                700               698
      5.530%  due 05/05/98                             80,000            79,582
Kingdom of Sweden
      5.410%  due 04/02/98                              7,450             7,449
Motorola, Inc.
      5.490%  due 05/11/98                     $        4,500    $        4,473
      5.490%  due 05/12/98                                100                99
National Rural Utilities Cooperative
      5.460%  due 04/07/98                              1,300             1,299
      5.430%  due 04/09/98                             28,800            28,765
      5.490%  due 05/07/98                                600               597
      5.500%  due 05/21/98                                600               595
      5.500%  due 06/11/98                              1,000               989
      5.510%  due 06/12/98                              1,300             1,285
      5.480%  due 06/16/98                              1,700             1,680
      5.500%  due 06/16/98                              2,000             1,976
      5.500%  due 07/10/98                             49,000            48,251
New Center Asset Trust
      5.490%  due 04/07/98                             79,000            78,928
      5.450%  due 04/08/98                             42,800            42,755
      5.540%  due 04/09/98                              3,000             2,996
      5.530%  due 04/22/98                              6,500             6,479
      5.570%  due 05/13/98                              3,900             3,875
      5.530%  due 05/20/98                             30,000            29,774
Oesterreichische
      5.500%  due 04/20/98                              1,000               997
      5.570%  due 04/22/98                             15,000            14,951
Ontario Hydro
      5.520%  due 04/06/98                             16,000            15,988
      5.500%  due 05/21/98                              9,000             8,931
Pfizer, Inc.
      5.500%  due 05/08/98                             50,000            49,717
Procter & Gamble Co.
      5.510%  due 04/14/98                              3,100             3,094
      5.500%  due 04/15/98                              3,000             2,994
      5.510%  due 05/14/98                             59,800            59,406
Shell Oil Co.
      5.490%  due 04/29/98                              1,600             1,593
      5.540%  due 04/29/98                             50,000            49,785
Southwestern Public Service Co.
      5.530%  due 05/08/98                                800               795
TCI Communications, Inc.
      6.062%  due 05/08/98                             50,000            49,688
Wisconsin Electric Power & Light
      5.500%  due 04/10/98                                700               699
Wool International
      5.490%  due 05/29/98                              5,000             4,956
                                                                ---------------
                                                                      1,748,617
                                                                ===============
Repurchase Agreements 2.4%
State Street Bank
      5.000%  due 04/01/98                             32,569            32,569
     (Dated 03/31/98. Collateralized by U.S.
     Treasury Note 6.125% 05/15/98 valued at
     $33,221,025. Repurchase proceeds are
     $32,573,523.)

Daiwa Securities America
      5.800%  due 04/01/98                            288,000           288,000
     (Dated 03/31/98. Collateralized by U.S.
     Treasury Note 6.250% 04/30/01 valued at
     $14,568,824. and U.S. Treasury Note 6.000%
     06/30/99 valued at $25,935,030 and U.S.
     Treasury Note 5.625% 12/31/99 valued at
     $250,077,500. Repurchase proceeds are
     $288,046,400.)

First Boston
      5.800%  due 04/01/98                            106,300           106,300
     (Dated 03/31/98. Collateralized by U.S.
     Treasury Note 6.375% 05/15/99 valued
     at $106,562,365.  Repurchase proceeds are
     $106,317,126.)
                                                                ---------------
                                                                        426,869
                                                                ===============
U.S. Treasury Bills (b)(g) 0.5%
      5.040%  due  04/16/98-12/10/98                   95,715            94,667
                                                                ---------------
Total Short-Term Instruments                                          3,269,635
(Cost $3,269,580)                                               ===============


56  PIMCO Funds See accompanying notes

                                                                          Value
                                                                         (000s)
================================================================================

Total Investments (a) 120.2%                                        $21,746,274
(Cost $21,634,433)

Written Options (e) (0.0%)                                               (1,459)
(Premiums $3,653)

Other Assets and Liabilities (Net) (20.2%)                           (3,653,104)
                                                                    ------------

Net Assets  100.0%                                                  $18,091,711
                                                                    ============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $   204,637

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (94,860)
                                                                    ------------
Unrealized appreciation-net                                         $   109,777
                                                                    ============

(b) Securities with an aggregate market value of $94,667
have been segregated with the custodian to cover margin
requirements for the following open future contracts at
March 31, 1998:
                                                                     Unrealized
Type                                                 Contracts     Depreciation
--------------------------------------------------------------------------------
Eurodollar June Futures (06/98)                            240      $      (108)
U.S. Treasury 2 Year Note (06/98)                           28               (3)
U.S. Treasury 5 Year Note (06/98)                        6,455           (1,565)
U.S. Treasury 10 Year Note (06/98)                      30,605             (124)
U.S. Treasury 30 Year Bond (06/98)                      24,388           (1,645)
United Kingdom 90 Day Libor (06/98)                      5,772           (1,410)
                                                                    -----------
                                                                    $    (4,855)
                                                                    ===========

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                          Principal
                             Amount                                  Unrealized
                            Covered                 Expiration    Appreciation/
Type                    by Contract                      Month   (Depreciation)
--------------------------------------------------------------------------------
Buy             C$           55,203                      04/98      $       343
Sell                        192,964                      06/98             (334)
Buy             DM            5,724                      05/98              (70)
Sell                         14,199                      05/98              162
Buy             BP           18,789                      04/98              (34)
Sell                         38,587                      04/98             (923)
Sell            JY        7,507,000                      06/98            2,584
Sell            N$           22,362                      04/98              293
                                                                    -----------
                                                                    $     2,021
                                                                    ===========

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Premiums received on written options:

Type                                              Par     Premium         Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury 30 Year Bond (06/98)
   Strike @ 130.00 Exp. 05/16/98              $ 2,300  $      959   $        36

Put - CME Eurodollar June Futures (06/98)
   Strike @ 94.00 Exp. 06/15/98                 2,500         370            38

Call - CBOT U.S. Treasury 30 Year Bond (09/98)
   Strike @ 132.00 Exp. 08/22/98                6,000       1,187           656

Call - OTC Sanwa Communications
   Strike @ 1,270.00  Exp. 02/26/99               465       1,137           728
                                                       ------------------------
                                                        $   3,653   $     1,459
                                                       ========================

(f) Principal amount denoted in indicated currency:

          A$ -  Australian Dollar
          AP -  Argentine Peso
          BP -  British Pound
          C$ -  Canadian Dollar
          DM -  German Mark
          FF -  French Franc
          JY -  Japanese Yen
          N$ -  New Zealand Dollar

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Security becomes interest bearing at a future date.

(j) Swap agreements outstanding at March 31, 1998:

                                              Fixed     Notional     Unrealized
Type                                       Rate (%)       Amount   Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread
and pay a fixed rate. The 10-year Swap
Spread is the difference between the 10-year
Swap Rate and the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 04/11/02                                 .3625     $125,000    $       719

Broker: Merrill Lynch
Exp. 04/11/02                                 .3650      187,500          1,060

Broker: Merrill Lynch
Exp. 04/18/02                                 .3700       88,000            480

Broker: Merrill Lynch
Exp. 04/23/02                                 .3700      131,000            714

Broker: Merrill Lynch
Exp. 05/02/02                                 .3700      120,000            654

Broker: Merrill Lynch
Exp. 05/30/02                                 .3700      230,000          1,254

Broker: Merrill Lynch
Exp. 06/05/02                                 .3575      193,000          1,149

Broker: Deutsche Bank AG New York
Exp. 06/06/02                                 .3650      100,000            565

Broker: J.P. Morgan
Exp. 11/28/02                                 .4600       59,400            108
                                                                    -----------
                                                                    $     6,703
                                                                    ===========

                                                                     Unrealized
                                                        Notional  Appreciation/
Type                                                      Amount (Depreciation)
--------------------------------------------------------------------------------
Receive fixed rate equal to 6.405% and
pay floating rate based on 6 month
A$-LIBOR.

Broker: Deutsche Bank AG New York
Exp. 10/08/07                                    A$      137,000    $     2,189

Receive floating rate based on 6 month
JY-LIBOR and pay fixed rate equal to
2.34%.

Broker: Deutsche Bank AG New York
Exp. 10/08/07                                    JY   24,500,000         (2,712)
                                                                    -----------
                                                                    $      (523)
                                                                    ===========
(k) Restricted security.


                                  1998 Annual Report See accompanying notes  57

Schedule of Investments

Total Return Fund II
March 31, 1998

                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
---------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 26.4%
---------------------------------------------------------------------------------
Banking and Finance 19.8%
American General Finance
      8.500%  due 08/15/98                      $           30    $           30
      8.500%  due 06/15/99                                 125               129
AT&T Capital Corp.
      5.858%  due 01/15/99 (d)                          20,000            20,083
BankAmerica Corp.
      5.700%  due 03/05/01 (d)                          15,000            15,006
Beneficial Corp.
      9.720%  due 01/19/99                                 200               206
Commercial Credit Co.
      5.550%  due 02/15/01                                  30                30
Ford Motor Credit Corp.
      6.375%  due 09/15/99                                  35                35
      5.792%  due 02/03/03 (d)                          10,000            10,008
General Motors Acceptance Corp.
      8.400%  due 10/15/99                                 225               233
Goldman Sachs & Co.
      5.805%  due 01/25/01 (d)                          15,000            15,000
      5.867%  due 03/19/03 (d)                           5,000             5,002
Heller Financial
      5.869%  due 10/08/99 (d)                          10,000            10,021
J.P. Morgan & Co.
      0.000%  due 04/01/98                                 160               160
Lehman Brothers, Inc.
      8.875%  due 11/01/98                                 500               508
      5.938%  due 01/18/00 (d)                          20,000            20,071
Merrill Lynch & Co.
      6.475%  due 03/01/00                                 300               303
Salomon, Inc.
      5.794%  due 10/20/98 (d)                          10,000             9,998
Textron Financial Corp.
      5.725%  due 11/24/99 (d)                          10,000             9,994
                                                                  --------------
                                                                         116,817
                                                                  ==============
Industrials 5.2%
AMR Corp.
      9.430%  due 05/10/01                               1,000             1,089
      8.900%  due 02/26/07                               6,450             7,415
Time Warner, Inc.
      7.975%  due 08/15/04                               3,345             3,573
      8.110%  due 08/15/06                               6,690             7,286
      8.180%  due 08/15/07                               6,690             7,375
Union Pacific Co.
      6.250%  due 03/15/99                               4,095             4,100
                                                                  --------------
                                                                          30,838
                                                                  ==============
Utilities 1.4%
Long Island Lighting Co.
      9.000%  due 11/01/22                               7,250             8,291
                                                                  --------------
Total Corporate Bonds and Notes                                          155,946
(Cost $151,051)                                                   ==============

---------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 0.2%
---------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp.
      7.410%  due 05/18/05                                 530               530
Federal National Mortgage Assn.
      8.500%  due 02/01/05                                 500               519
                                                                  --------------
Total U.S. Government Agencies                                             1,049
(Cost $1,049)                                                     ==============

---------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 0.0%
---------------------------------------------------------------------------------

U.S. Treasury Strips
      0.000%  due 05/15/08                                 200               111
                                                                  --------------
Total U.S. Treasury Obligations                                              111
(Cost $114)                                                       ==============

---------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 66.8%
---------------------------------------------------------------------------------

Collateralized Mortgage Obligations 7.1%
American Southwest Financial
      8.450%  due 09/01/17                                 243               241
Dime Savings
      7.178%  due 11/01/18 (d)                             152               139
Donaldson, Lufkin & Jenrette
     11.000%  due 08/01/19                                 305               346
Federal Home Loan Mortgage Corp.
      5.950%  due 07/15/03                                 130               129
      7.000%  due 04/25/15                                  78                78
      8.800%  due 12/01/15                                 247               278
      9.250%  due 11/15/19                                  61                65
      9.000%  due 12/15/20                               2,750             2,874
      7.000%  due 07/15/22                              14,283            14,406
Federal National Mortgage Assn.
      6.000%  due 06/25/01                                  89                89
      9.000%  due 06/25/18                                  39                41
      6.000%  due 09/25/18                                  76                76
      9.000%  due 09/25/18                                 699               708
      9.250%  due 07/25/19                               4,881             5,208
      7.000%  due 09/25/20                                 100               101
Guaranteed Mortgage Corp.
      9.300%  due 07/20/19                                 911               967
Independent National Mortgage Corp.
      8.278%  due 11/25/24 (d)                           4,136             4,242
      8.304%  due 11/25/24 (d)                           3,423             3,533
Norwest Mortgage
     12.375%  due 01/01/14                                 323               335
Ryland Acceptance Corp.
      8.000%  due 09/25/22                               2,502             2,508
Saxon Mortgage
      7.851%  due 01/25/23 (d)                           2,903             2,912
Sears Mortgage
      8.457%  due 05/25/32 (d)                           2,657             2,648
                                                                  --------------
                                                                          41,924
                                                                  ==============
Federal Home Loan Mortgage Corporation 14.5%
      6.000%  due 04/13/28                              13,000            12,557
      6.500%  due 04/13/28-05/13/28 (e)                 59,750            59,103
      7.000%  due 03/01/07                                  42                42
      7.250%  due 03/01/06                                 305               310
      7.500%  due 08/01/09                                  25                26
      7.630%  due 02/01/23 (d)                           1,019             1,050
      8.027%  due 12/01/22 (d)                          11,388            11,807
      8.250%  due 03/01/08-05/01/08 (e)                    179               185
      8.500%  due 12/01/01                                   4                 4
      9.500%  due 02/01/11                                  81                86
     10.000%  due 06/01/11                                  19                21
     10.500%  due 04/01/11                                  62                66
     15.500%  due 06/01/11                                   2                 3
                                                                  --------------
                                                                          85,260
                                                                  ==============
Federal Housing Administration 0.2%
      5.596%  due 10/01/19                                 376               379
      8.829%  due 05/01/19                                 509               541
                                                                  --------------
                                                                             920
                                                                  ==============
Federal National Mortgage Association 6.7%
      6.500%  due 04/13/28                               5,000             4,944
      7.000%  due 08/01/09                                 329               333
      7.251%  due 02/01/23 (d)                           4,808             4,940
      7.500%  due 04/01/24                              13,942            14,333
      7.743%  due 07/01/20 (d)                           1,429             1,487
      7.750%  due 10/01/07                                 390               402
      7.783%  due 01/01/24 (d)                           2,961             3,067
      7.802%  due 12/01/23 (d)                           1,155             1,195
      7.874%  due 04/01/24 (d)                           2,594             2,681
      8.000%  due 10/01/05                                 393               407
      8.500%  due 12/01/01-04/01/17 (e)                  3,739             3,879
      9.000%  due 12/01/01-06/01/10 (e)                  1,268             1,323
     11.000%  due 09/01/10                                 285               316
     13.750%  due 10/01/10-12/01/14 (e)                    110               130
     14.500%  due 03/01/13                                   5                 7
     14.750%  due 10/01/12-11/01/12 (e)                     26                31
                                                                  --------------
                                                                          39,475
                                                                  ==============
Government National Mortgage Association 38.2%
      6.500%  due 01/15/24-04/20/28 (e)                 56,139            55,578
      6.500%  due 01/20/26  (d)                         39,956            40,868
      7.000%  due 01/20/24-07/20/27 (d)(e)              72,482            74,241
      7.375%  due 06/20/23 (d)                           4,903             5,045
      7.500%  due 03/15/24                                 342               352
      8.000%  due 06/15/24-12/15/26 (e)                 47,442            49,190
     12.000%  due 10/15/12-10/15/15 (e)                     45                53
                                                                  --------------
                                                                         225,327
                                                                  ==============

58 PIMCO Funds See accompanying notes

Schedule of Investments

Total Return Fund II
March 31, 1998

                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
--------------------------------------------------------------------------------

Other Mortgage-Backed Securities 0.1%
Bank of America
      9.000%  due 03/01/08                          $       70     $        70
Federal Home Loan Mortgage Corp
     11.875%  due 06/15/13                                 228             250
Security Pacific National Bank
      8.500%  due 03/01/17                                  76              78
Western Federal Savings & Loan
      6.664%  due 03/25/19 (d)                             452             454
                                                                   -------------
                                                                           852
                                                                   -------------
Total Mortgage-Backed Securities                                       393,758
(Cost $391,655)                                                    =============

================================================================================
  ASSET-BACKED SECURITIES 5.7%
================================================================================

AFC Home Equity Loan Trust
      7.402%  due 10/25/26 (d)                           2,386           2,422
Banc One Auto Grantor Trust
      6.270%  due 11/20/03                              14,780          14,845
Conti Mortgage Home Equity Loan Trust
      6.190%  due 10/15/11 (d)                           3,719           3,714
EQCC Home Equity Loan Trust
      6.100%  due 10/15/03                               4,606           4,614
United Air Lines Equipment Trust
      9.190%  due 12/24/13                               7,213           7,783
                                                                   -------------
Total Asset-Backed Securities                                           33,378
(Cost $33,415)                                                     =============


================================================================================
  SHORT-TERM INSTRUMENTS 21.4%
================================================================================

Certificates of Deposit 5.9%
Bankers Trust
      5.900%  due 07/07/98                              20,000          19,992
      5.900%  due 07/14/98                              15,000          15,000
                                                                   -------------
                                                                        34,992
                                                                   =============
Commercial Paper 13.9%
Abbott Laboratories
      5.510%  due 04/02/98                               3,200           3,200
      5.520%  due 04/03/98                              18,200          18,194
American Express Credit
      5.520%  due 04/15/98                              15,000          14,968
E.I. Du Pont de Nemours
      5.510%  due 04/06/98                               8,700           8,693
      5.450%  due 04/08/98                               1,900           1,898
      5.500%  due 04/28/98                                 600             598
Emerson Electric Co
      5.500%  due 04/23/98                               2,600           2,591
Florida Power Corp
      5.470%  due 04/08/98                               1,900           1,898
Ford Motor Credit Corp
      5.480%  due 04/22/98                              10,000           9,968
General Electric Capital Corp
      5.470%  due 04/20/98                                 400             399
General Motors Acceptance Corp
      5.460%  due 04/08/98                               7,200           7,192
National Rural Utilities Cooperative
      5.470%  due 04/07/98                               2,800           2,797
      5.510%  due 06/12/98                               3,100           3,065
New Center Asset Trust
      5.490%  due 04/07/98                               5,500           5,495
Southwestern Public Service Co
      5.510%  due 04/24/98                                 900             897
                                                                   -------------
                                                                        81,853
                                                                   =============
Repurchase Agreement 1.0%
State Street Bank
      5.000%  due 04/01/98                               6,150           6,150
      (Dated 03/31/98. Collateralized by U.S                       -------------
      Treasury Note 6.125% 05/15/98 valued at
      $6,273,038 Repurchase proceeds are $6,150,854.)

U.S. Treasury Bills (b)(e) 0.6%
      4.998% due 04/16/98-07/23/98                       3,700           3,649
                                                                   -------------
Total Short-Term Instruments                                           126,644
(Cost $126,651)                                                    =============


Total Investments (a) 120.5%                                       $   710,886
(Cost $703,935)

Other Assets and Liabilities (Net) (20.5%)                            (121,127)
                                                                   -------------

Net Assets 100.0%                                                  $   589,759
                                                                   =============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                $     7,655

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                       (704)
                                                                   -------------

Unrealized appreciation-net                                        $     6,951
                                                                   =============

(b) Securities with an aggregate market value of $3,649 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1998:

                                                                     Unrealized
                                                                  Appreciation/
Type                                                 Contracts   (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (06/98)                          561     $      (207)
U.S. Treasury 10 Year Note (06/98)                         462             189
U.S. Treasury 30 Year Bond (06/98)                       1,274          (1,054)
                                                                   -------------
                                                                   $    (1,072)
                                                                   =============
(c) Swap agreements outstanding at March 31, 1998:

                                          Fixed       Notional      Unrealized
Type                                   Rate (%)         Amount    Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread and
pay a fixed rate. The 10-year Swap
Spread is the difference between the
10-year Swap Rate and the 10-year
Treasury Rate

Broker: Merrill Lynch
Exp. 04/11/02                             .3625     $    5,000     $        29

Broker: Merrill Lynch
Exp. 04/11/02                             .3650          7,500              42

Broker: Merrill Lynch
Exp. 04/18/02                             .3700          2,000              11

Broker: Merrill Lynch
Exp. 04/23/02                             .3700          5,000              27

Broker: Merrill Lynch
Exp. 05/30/02                             .3700         12,000              65

Broker: Deutsche Bank AG New York
Exp. 06/06/02                             .3650         15,000              85

Broker: Merrill Lynch
Exp. 06/05/02                             .3575          7,000              42
                                                                   -------------
                                                                   $       301
                                                                   =============

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Securities are grouped by coupon and represent a range of maturities.


                                    1998 Annual Report See accompanying notes 59

Schedule of Investments

Total Return Fund III
March 31, 1998
                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
================================================================================
  CORPORATE BONDS AND NOTES 34.3%
================================================================================

Banking and Finance 18.1%
AT&T Capital Corp.
      5.858%  due 01/15/99 (d)                     $    10,000     $    10,041
Bear Stearns
      5.560%  due 08/25/00 (d)                          10,000          10,040
Ford Motor Credit Corp.
      5.792%  due 02/03/03 (d)                          10,000          10,008
Goldman Sachs & Co.
      5.805%  due 01/25/01 (d)                          10,000          10,000
Lehman Brothers, Inc.
      7.625%  due 08/01/98                               4,100           4,120
      5.938%  due 01/18/00 (d)                          10,000          10,036
Salomon, Inc.
      5.794%  due 10/20/98 (d)                           5,000           4,999
Spieker Properties
      6.950%  due 12/15/02                               2,000           2,022
Textron Financial Corp.
      5.725%  due 11/24/99 (d)                           5,000           4,997
                                                                   -------------
                                                                        66,263
                                                                   =============

Industrials 10.5%
Fleet Financial Group
      6.000%  due 10/26/98                               2,300           2,301
Imperial Chemical
      6.000%  due 09/05/98 (d)                          10,000           9,996
PDV America, Inc.
      7.250%  due 08/01/98                              10,580          10,621
TCI Communications, Inc.
      6.375%  due 09/15/99                               5,000           5,017
      6.185%  due 09/11/00 (d)                           5,000           4,971
WMX Technologies
      6.700%  due 05/01/01                               5,500           5,537
                                                                   -------------
                                                                        38,443
                                                                   =============

Utilities 5.7%
California Energy
     10.250%  due 01/15/04                               4,000           4,315
Cleveland Electric Illuminating Co.
      8.750%  due 11/15/05                               3,500           3,525
Connecticut Light & Power
      7.250%  due 07/01/99                                 990             989
Long Island Lighting Co.
      7.300%  due 07/15/99                               5,000           5,072
      8.900%  due 07/15/19                               3,000           3,195
North Atlantic Energy
      9.050%  due 06/01/02                                 583             599
Ohio Power Co.
      8.250%  due 03/15/02                               2,000           2,150
Public Service of New Hampshire
      9.170%  due 05/15/98                                 800             803
                                                                   -------------
                                                                        20,648
                                                                   -------------
Total Corporate Bonds and Notes                                        125,354
(Cost $124,971)                                                    =============

================================================================================
  U.S. GOVERNMENT AGENCIES 7.8%
================================================================================

Federal Home Loan Bank
      6.550%  due 09/19/03                                 325             325
Federal Home Loan Mortgage Corp.
      5.950%  due 06/19/98                               5,000           5,002
      7.500%  due 07/01/11                                 790             813
      8.000%  due 01/01/12                                 399             412
      8.000%  due 09/01/25                               1,807           1,874
Federal National Mortgage Assn.
      9.150%  due 04/10/98                                 300             300
      5.870%  due 10/15/03                                  50              49
      7.930%  due 09/20/06                               1,250           1,286
Government Trust Certificate - Greece
      8.000%  due 05/15/98                                  26              26
Student Loan Marketing Assn.
      6.000%  due 06/30/98                              10,000          10,009
      5.578%  due 10/25/05 (d)                           8,322           8,314
                                                                   -------------
Total U.S. Government Agencies                                          28,410
(Cost $28,340)                                                     =============

================================================================================
  U.S. TREASURY OBLIGATIONS 0.0%
================================================================================

U.S. Treasury Bonds
     10.375%  due 11/15/09                         $       200     $       250
                                                                   -------------
Total U.S. Treasury Obligations                                            250
(Cost $246)                                                        =============

================================================================================
  MORTGAGE-BACKED SECURITIES 49.8%
================================================================================

Collateralized Mortgage Obligations 9.2%
Chase Mortgage Financial Corp.
      9.500%  due 04/25/24                                  49              49
CMC Securities Corp.
      7.679%  due 04/25/25 (d)                           2,076           2,137
Collateralized Mortgage Obligation Trust
      8.000%  due 01/01/17                               4,031           4,066
Federal Home Loan Mortgage Corp.
      8.000%  due 05/15/00                                  97              99
      8.000%  due 02/15/15                               1,462           1,484
      6.324%  due 08/15/32 (d)                          10,000          10,026
Federal National Mortgage Assn.
      7.750%  due 07/25/19                                 199             202
      7.000%  due 09/25/21                               5,466           5,495
Greenwich
      8.886%  due 11/25/24 (d)                             343             352
Prudential Home
      8.217%  due 11/25/23 (d)                           1,169           1,201
Residential Accredit Loans, Inc.
      7.050%  due 01/25/26                               2,000           1,999
      7.250%  due 01/25/26                               3,000           3,012
Resolution Trust Corp.
      8.835%  due 12/25/23                               2,500           2,660
Sears Mortgage
      8.457%  due 05/25/32 (d)                             797             794
                                                                   -------------
                                                                        33,576
                                                                   =============

Federal Home Loan Mortgage Corporation 4.1%
      6.500%  due 04/13/28-05/13/28 (g)                 12,830          12,692
      8.000%  due 02/01/06                                 265             274
      8.027%  due 12/01/22 (d)                           1,834           1,901
                                                                   -------------
                                                                        14,867
                                                                   =============
Federal National Mortgage Association 11.5%
      6.199%  due 02/01/31 (d)                             100             101
      6.203%  due 08/01/29 (d)                           2,223           2,240
      6.205%  due 05/01/36 (d)                           7,268           7,335
      6.207%  due 03/01/33 (d)                           1,929           1,943
      6.213%  due 08/01/18-11/01/35 (d)(g)              12,751          12,849
      6.500%  due 04/13/28                               8,500           8,404
      7.500%  due 04/01/24                               3,485           3,583
      8.000%  due 07/01/23-07/01/26 (g)                  4,594           4,773
      8.250%  due 07/01/17                                 125             131
      8.500%  due 02/01/07                                 565             584
      9.000%  due 07/01/05                                  39              40
                                                                   -------------
                                                                        41,983
                                                                   =============
Government National Mortgage Association 24.0%
      6.500%  due 01/20/26-08/20/27 (d)(g)               6,224           6,370
      6.500%  due 09/15/23-04/20/28 (g)                 42,003          41,650
      7.000%  due 09/20/23-12/20/26 (d)(g)              35,220          36,079
      7.375%  due 06/20/22 (d)                           3,044           3,138
     10.250%  due 02/15/17                                 647             702
     12.750%  due 02/20/15-03/20/15 (g)                      5               6
                                                                   -------------
                                                                        87,945
                                                                   =============
Other Mortgage-Backed Securities 0.6%
Resolution Trust Corp.
      7.775%  due 05/25/29 (d)                           2,136           2,176
                                                                   -------------
Stripped Mortgage-Backed Securities 0.4%
Federal Home Loan Mortgage Corp. (IO)
      6.500%  due 04/15/22                               4,710             586
Resolution Trust Corp. (PO)
      0.000%  due 09/25/00                                 804             735
                                                                   -------------
                                                                         1,321
                                                                   -------------
Total Mortgage-Backed Securities                                       181,868
(Cost $180,269)                                                    =============


60  PIMCO Funds See accompanying notes

Schedule of Investments

Total Return Fund III
March 31, 1998

                                                   Principal
                                                      Amount              Value
                                                      (000s)              (000s)
================================================================================
  ASSET-BACKED SECURITIES 0.6%
================================================================================

EQCC Home Equity Loan Trust
      6.100%  due 10/15/03                          $   2,303        $    2,307
                                                                     -----------
Total Asset-Backed Securities                                             2,307
(Cost $2,303)                                                        ===========

================================================================================
  SOVEREIGN ISSUES 1.7%
================================================================================

Province of Quebec
      8.800%  due 04/15/03                              1,000             1,109
Republic of Argentina
      6.688%  due 03/31/05 (d)                          5,700             5,258
                                                                     -----------
Total Sovereign Issues                                                    6,367
(Cost $14,018)                                                       ===========

================================================================================
  FOREIGN CURRENCY-DENOMINATED ISSUES (c)(f) 3.3%
================================================================================

Commonwealth of Australia
     10.000%  due 10/15/07                        A$   10,000             8,667
Commonwealth of Canada
      8.500%  due 04/01/02                        C$    2,000             1,576
Province of Saskatchewan
     11.000%  due 01/09/01                              2,000             1,615
                                                                     -----------
Total Foreign Currency-Denominated Issues                                11,858
(Cost $3,209)                                                        ===========

================================================================================
  SHORT-TERM INSTRUMENTS 19.2%
================================================================================

Certificates of Deposit 4.1%
Bankers Trust
      5.900%  due 07/14/98                         $    8,000             8,000
Sanwa Bank Limited
      6.160%  due 05/11/98                              7,000             7,000
                                                                     -----------
                                                                         15,000
                                                                     ===========
Commercial Paper 13.2%
E.I. Du Pont de Nemours
      5.500%  due 04/23/98                             10,800            10,764
Emerson Electric Co.
      5.510%  due 04/27/98                              1,600             1,594
Federal Home Loan Mortgage Corp.
      5.485%  due 04/21/98                              1,300             1,296
Federal National Mortgage Assn.
      5.490%  due 04/30/98                                300               299
Ford Motor Credit Corp.
      5.550%  due 04/02/98                              1,200             1,200
      5.490%  due 04/03/98                              5,000             4,998
      5.480%  due 04/06/98                              5,000             4,996
      5.520%  due 04/08/98                              1,400             1,398
General Electric Capital Corp.
      5.550%  due 04/16/98                             11,400            11,374
      5.560%  due 06/11/98                              1,000               989
KFW International Finance, Inc.
      5.510%  due 04/17/98                              4,400             4,389
      5.500%  due 05/08/98                                400               398
National Rural Utilities Cooperative
      5.430%  due 04/09/98                              3,000             2,996
      5.500%  due 05/21/98                                200               198
      5.520%  due 06/12/98                              1,500             1,483
                                                                     -----------
                                                                         48,372
                                                                     ===========

Repurchase Agreement 1.1%
State Street Bank
      5.000%  due 04/01/98                              3,866             3,866
                                                                     -----------
     (Dated 03/31/98. Collateralized by U.S. Treasury
     Note 6.125% 05/15/98 valued at $3,946,850.
     Repurchase proceeds are $3,866,537.)

U.S. Treasury Bills (b)(g) 0.8%
      5.092%  due  04/16/98-07/23/98                    2,815             2,790
                                                                     -----------

Total Short-Term Instruments                                             70,028
(Cost $70,028)                                                       ===========


Total Investments (a) 116.7%                                         $  426,442
(Cost $423,384)

Written Options (e) 0.0%                                                   (109)
(Premium $198)

Other Assets and Liabilities (Net) (16.7%)                              (60,906)
                                                                     -----------

Net Assets 100.0%                                                    $  365,427
                                                                     ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $    3,392

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (219)
                                                                     -----------

Unrealized appreciation-net                                          $    3,173
                                                                     ===========

(b) Securities with an aggregate market value of $2,790 have been segregated with the custodian to cover margin requirements for the following open future contracts at

March 31, 1998:                                                      Unrealized
                                                                  Appreciation/
Type                                                  Contracts  (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (06/98)                           120       $    (35)
U.S. Treasury 10 Year Note (06/98)                          858            (311)
U.S. Treasury 30 Year Bond (06/98)                          600             444
                                                                     -----------
                                                                     $       98
                                                                     ===========

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                           Principal
                              Amount
                             Covered                 Expiration       Unrealized
Type                     by Contract                      Month     Appreciation
--------------------------------------------------------------------------------

Sell            C$             4,325                      06/98     $         11

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Premiums received on written options:
                                                            Premiums
Type                                                  Par   Received      Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury 30 Year Bond (09/98)  $ 100,000    $    198    $ (109)
   Strike @ 132.00 Exp. 08/22/98

(f) Principal amount denoted in indicated currency:

          A$ - Australian Dollar
          C$ - Canadian Dollar

(g) Securities are grouped by coupon and represent a range of maturities.



                                   1998 Annual Report See accompanying notes  61

Total Return Fund III
March 31, 1998


================================================================================
(h) Swap agreements outstanding at March 31, 1998:

                                              Fixed   Notional       Unrealized
Type                                       Rate (%)     Amount     Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread and pay
a fixed rate. The 10-year Swap Spread is the difference between the 10-year Swap
Rate and the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 04/18/02                                 .3700   $  6,000        $      33

Broker: Merrill Lynch
Exp. 04/23/02                                 .3700      2,000               11

Broker: Merrill Lynch
Exp. 05/30/02                                 .3700      4,000               22

Broker: Merrill Lynch
Exp. 06/05/02                                 .3575      3,000               18

Broker: Deutsche Bank AG New York
Exp. 06/06/02                                 .3650      6,000               34

Broker: J.P. Morgan
Exp. 11/28/02                                 .4600      5,800               10
                                                                      ----------
                                                                      $     128
                                                                      ==========

62  PIMCO Funds See accompanying notes

Schedule of Investments

Total Return Mortgage Fund
March 31, 1998
                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
================================================================================
  U.S. TREASURY OBLIGATIONS 16.8%
================================================================================

U.S. Treasury Notes
      5.750% due 11/15/00                        $         600   $         602
                                                                 --------------
Total U.S. Treasury Obligations                                            602
(Cost $602)                                                      ==============

================================================================================
  MORTGAGE-BACKED SECURITIES 95.2%
================================================================================

Collateralized Mortgage Obligations 35.0%
Countrywide Home Loans
      6.750% due 11/25/27                                   70              71
Donaldson, Lufkin & Jenrette
      6.500% due 04/25/24                                   27              27
Federal Home Loan Mortgage Corp.
      5.500% due 06/15/13                                  111             111
      4.500% due 03/15/21                                  128             120
      3.500% due 12/15/22                                   25              20
      6.500% due 05/15/23                                   96              90
      6.500% due 03/15/24                                   91              85
      8.000% due 06/15/26                                   23              25
Federal National Mortgage Assn.
      5.600% due 07/25/14                                   69              69
      5.600% due 11/25/16                                  250             249
      5.000% due 04/25/20                                  125             123
      7.500% due 11/25/20                                   80              81
      7.500% due 03/25/23                                   80              84
      6.656% due 04/25/23 (b)                               25              26
      6.500% due 09/25/23                                   31              30
      6.750% due 09/25/23                                   45              43
                                                                 --------------
                                                                         1,254
                                                                 ==============
Federal Home Loan Mortgage Corporation 24.6%
      7.000% due 02/01/27                                  682             690
      6.000% due 04/13/28                                  200             193
                                                                 --------------
                                                                           883
                                                                 ==============
Federal National Mortgage Association 2.1%
      6.745% due 11/01/18 (b)                               74              75
                                                                 --------------
Government National Mortgage Association 32.8%
      6.500% due 03/20/27 (b)                               29              30
      7.000% due 03/20/16-11/20/26 (b)(c)                  499             514
      7.500% due 05/15/27-08/15/27 (c)                     617             634
                                                                 --------------
                                                                         1,178
                                                                 ==============
Stripped Mortgage-Backed Securities 0.7%
Federal National Mortgage Assn. (IO)
      7.000% due 12/25/16                                  420              26
                                                                 --------------
Total Mortgage-Backed Securities                                         3,416
(Cost $3,357)                                                    ==============

================================================================================
  SHORT-TERM INSTRUMENTS 11.1%
================================================================================

Commercial Paper 8.3%
Caisse d'Amortissement
      5.480% due 05/26/98                                  100              99
E.I. Du Pont de Nemours
      5.450% due 04/08/98                                  100             100
IBM Credit Corp.
      5.520% due 04/15/98                                  100             100
                                                                 --------------
                                                                           299
                                                                 ==============
Repurchase Agreement 2.8%
State Street Bank
      5.000% due 04/01/98                                   99              99
      (Dated 03/31/98. Collateralized by U.S.                    --------------
      Treasury Note 6.000% 08/15/99 valued at
      $101,250. Repurchase proceeds are $99,016.)

Total Short-Term Instruments                                               398
(Cost $398)                                                      ==============

Total Investments (a) 123.1%                                     $       4,416
(Cost $4,357)

Other Assets and Liabilities (Net) (23.1%)                                (828)
                                                                 --------------

Net Assets 100.0%                                                $       3,588
                                                                 ==============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $          58

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (1)
                                                                 --------------

Unrealized appreciation-net                                      $          57
                                                                 ==============

(b) Variable rate security. The rate listed is as of March 31, 1998.

(c) Securities are grouped by coupon and represent a range of maturities.

                                1998 Annual Report See accompanying notes     63

Schedule of Investments

Moderate Duration Fund
March 31, 1998

                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
================================================================================
  CORPORATE BONDS AND NOTES 20.4%
================================================================================

Banking and Finance 10.8%
AT&T Capital Corp.
      6.690% due 04/17/98                      $           800   $         800
      5.900% due 06/05/98                                1,500           1,485
      6.390% due 01/22/99                                1,500           1,503
Bear Stearns
      5.860% due 08/29/00 (d)                            2,300           2,314
Capital One Bank
      6.730% due 06/04/98                                  550             551
Citicorp
      6.650% due 05/15/00 (d)                            2,000           2,019
Ford Motor Credit
      5.626% due 02/13/03 (d)                            8,000           8,009
Korean Export-Import Bank
      6.500% due 10/06/99                                1,580           1,509
Lehman Brothers, Inc
      7.410% due 05/25/99                                  500             507
Okobank
      7.312% due 09/27/49 (d)                            1,150           1,173
PSE & G Capital Corp
      6.740% due 10/23/01                                1,100           1,122
Salomon, Inc
      9.480% due 04/01/98                                  800             800
      6.456% due 06/27/01 (d)                            1,250           1,251
      6.133% due 07/23/01 (d)                            1,000           1,003
Transamerica Financial
      7.400% due 07/29/99                                2,000           2,038
                                                                 --------------
                                                                        26,084
                                                                 ==============
Industrials 7.4%
Amerco, Inc
      6.890% due 10/15/00                                2,400           2,407
      7.230% due 01/21/27                                  500             529
Building Materials Corp
      0.000% due 07/01/04 (h)                              250             235
Donnelley R.R. & Sons
      6.030% due 06/22/98                                3,000           3,002
News America Holdings Corp
      7.450% due 06/01/00                                3,000           3,077
RJR Nabisco
      8.625% due 12/01/02                                  480             505
TCI Communications, Inc
      6.185% due 09/11/00 (d)                            2,000           1,988
      6.546% due 04/03/02 (d)                              250             251
      7.550% due 09/02/03                                  500             524
      6.690% due 03/31/06                                1,200           1,211
WMX Technologies
      6.000% due 11/02/98                                3,900           3,897
                                                                 --------------
                                                                        17,626
                                                                 ==============
Utilities 2.2%
Beaver Valley Funding Corp
      8.250% due 06/01/03                                  432             443
      8.625% due 06/01/07                                  700             752
CMS Energy
      8.125% due 05/15/02                                  750             771
System Energy Resources
      7.710% due 08/01/01                                2,900           2,996
Texas-New Mexico Power
     12.500% due 01/15/99                                  200             209
                                                                 --------------
                                                                         5,171
                                                                 --------------
Total Corporate Bonds and Notes                                         48,881
(Cost $48,739)                                                   ==============

================================================================================
  U.S. GOVERNMENT AGENCIES 4.1%
================================================================================

Student Loan Marketing Assn
      6.080% due 06/30/00 (d)                            3,400           3,406
      5.674% due 10/25/04 (d)                            6,448           6,452
                                                                 --------------
Total U.S. Government Agencies                                           9,858
(Cost $9,824)                                                    ==============

================================================================================
  U.S. TREASURY OBLIGATIONS 5.2%
================================================================================

Treasury Inflation Protected Securities
      3.625% due 07/15/02 (g)                  $         3,027    $      2,999
      3.375% due 01/15/07 (g)                            2,040           1,979
U.S. Treasury Bonds
      6.000% due 02/15/26                                1,700           1,697
U.S. Treasury Notes
      6.250% due 06/30/02                                5,600           5,719
                                                                  -------------
Total U.S. Treasury Obligations                                         12,394
(Cost $12,279)                                                    =============

================================================================================
  MORTGAGE-BACKED SECURITIES 52.2%
================================================================================

Collateralized Mortgage Obligations 19.3%
American Southwest Financial
      9.000% due 06/04/13                                6,699           7,385
Federal Home Loan Mortgage Corp
      7.000% due 05/15/04                                1,000           1,017
      6.000% due 12/15/08                                5,759           5,646
      5.500% due 12/15/13                                  594             594
      5.500% due 02/15/14                                1,263           1,262
      5.500% due 11/15/15                                  978             977
      6.500% due 10/15/23                                1,245           1,184
      8.500% due 04/15/25                                1,920           2,109
      8.000% due 02/15/27                                  379             414
Federal National Mortgage Assn
      7.000% due 12/25/99                                  409             411
      6.000% due 03/25/09                                1,270           1,207
      6.500% due 05/18/13                                2,617           2,623
      6.700% due 09/25/15                                2,543           2,544
      6.500% due 01/18/19                                4,300           4,338
      7.000% due 09/25/21                                2,691           2,705
      6.500% due 03/25/23                                2,000           1,960
General Electric Capital Mortgage
      6.000% due 02/25/24                                  482             478
Government National Mortgage Assn
      7.500% due 04/20/27                                2,142           2,199
Residential Funding
      7.500% due 11/25/25                                  764             769
      7.500% due 06/25/27                                1,204           1,217
      7.000% due 08/25/27                                3,355           3,376
Resolution Trust Corp
      9.400% due 05/25/24                                1,300           1,302
Securitized Asset Sales, Inc
      7.410% due 09/25/24                                  506             507
                                                                  -------------
                                                                        46,224
                                                                  =============
Federal Home Loan Mortgage Corporation 11.0%
      6.500% due 05/13/28                               25,000          24,726
      7.500% due 05/13/28                                1,500           1,537
                                                                  -------------
                                                                        26,263
                                                                  =============
Federal Housing Administration 5.0%
      7.430% due 04/01/22-06/01/23 (f)                  11,529          11,884
      7.450% due 03/31/27                                   29              30
                                                                  -------------
                                                                        11,914
                                                                  =============
Federal National Mortgage Association 6.6%
      6.190% due 09/01/17 (d)                            1,196           1,210
      6.199% due 08/01/27-12/01/27 (d)(f)                  608             613
      6.200% due 08/01/29 (d)                              978             985
      6.201% due 03/01/29-05/01/36 (d)(f)                2,104           2,123
      6.207% due 03/01/33 (d)                              999           1,006
      6.210% due 05/01/36 (d)                            5,891           5,945
      6.213% due 08/01/18-11/01/35 (d)(f)                2,215           2,235
      6.230% due 08/01/18 (d)                            1,296           1,312
      6.237% due 06/01/18 (d)                              432             437
                                                                  -------------
                                                                        15,866
                                                                  =============
Government National Mortgage Association 9.1%
      6.000% due 01/20/28-02/20/28 (d)(f)                5,032           5,102
      7.000% due 11/20/17-11/20/26 (d)(f)                3,975           4,066
      8.000% due 04/20/28                               10,000          10,353
      9.000% due 06/15/09                                2,047           2,189
                                                                  -------------
                                                                        21,710
                                                                  =============
Other Mortgage-Backed Securities 1.2%
Paine Webber Mortgage
      7.500% due 07/25/23                                2,778           2,808
                                                                  -------------
Total Mortgage-Backed Securities                                       124,785
(Cost $123,899)                                                   =============


64     PIMCO Funds See accompanying notes

Schedule of Investments

Moderate Duration Fund
March 31, 1998

                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
================================================================================
  ASSET-BACKED SECURITIES 1.9%
================================================================================

Caterpillar Financial Asset Trust
      6.450% due 05/25/03                       $        2,500   $       2,521
EQCC Home Equity Loan Trust
      6.700% due 09/15/08                                  929             936
IMC Home Equity Loan Trust
      5.508% due 03/25/27 (d)                              297             297
LIBOR-Index Certificates
      7.406% due 12/16/01 (d)                              800             800
                                                                 --------------
Total Asset-Backed Securities                                            4,554
(Cost $4,556)                                                    ==============

================================================================================
  SOVEREIGN ISSUES 6.6%
================================================================================

Commonwealth of Canada
      6.500% due 05/30/00                                2,500           2,534
Hydro Quebec
      7.620% due 04/02/01                                1,000           1,043
Republic of Argentina
      6.688% due 03/31/05 (d)                            5,795           5,346
      8.726% due 04/10/05 (d)                            3,000           3,000
United Mexican States
      6.250% due 12/31/19                                4,500           3,819
                                                                 --------------
Total Sovereign Issues                                                  15,742
(Cost $15,508)                                                   ==============

================================================================================
  FOREIGN CURRENCY-DENOMINATED ISSUES (c)(e).8.2%
================================================================================

Commonwealth of New Zealand
      4.500% due 02/15/16 (g)                     N$       800             422
United Kingdom Gilt
      7.000% due 06/07/02                         BP    11,100          19,089
                                                                 --------------
Total Foreign Currency-Denominated Issues                               19,511
(Cost $19,403)                                                   ==============

================================================================================
  PREFERRED STOCK 0.5%
================================================================================

                                                        Shares

El Paso Electric Co.                                    10,879           1,210
                                                                 --------------
Total Preferred Stock                                                    1,210
(Cost $1,232)                                                    ==============

================================================================================
  SHORT-TERM INSTRUMENTS 24.3%
================================================================================

                                                     Principal
                                                        Amount
                                                        (000s)
Certificates of Deposit 2.4%
Banco Latino
      6.430% due 05/28/98                      $           700             700
Bank of Tokyo
      6.050% due 05/13/98                                5,000           5,000
                                                                 --------------
                                                                         5,700
                                                                 ==============
Commercial Paper 20.6%
American Express Credit
      5.520% due 04/15/98                                4,900           4,889
Ameritech Corp.
      5.500% due 04/13/98                                8,700           8,684
BellSouth Telecommunications, Inc.
      5.490% due 05/08/98                                1,300           1,293
E.I. Du Pont de Nemours
      5.510% due 04/27/98                                2,000           1,992
Federal National Mortgage Assn.
      5.490% due 04/30/98                                  300             299
Ford Motor Credit Corp.
      5.480% due 04/22/98                                  300             299
General Electric Capital Corp.
      5.530% due 04/22/98                                7,500           7,476
General Motors Acceptance Corp.
      5.570% due 04/08/98                                8,000           7,991
IBM Credit Corp.
      5.500% due 05/06/98                                1,100           1,094
KFW International Finance, Inc.
      5.500% due 05/08/98                                1,600           1,591
National Rural Utilities Cooperative
      5.500% due 05/21/98                                  700             695
New Center Asset Trust
      5.570% due 05/13/98                                2,800           2,782
Oesterreichische
      5.500% due 04/20/98                               10,000           9,971
TCI Communications, Inc.
      6.062% due 05/08/98                                  400             398
                                                                 --------------
                                                                        49,454
                                                                 ==============
Repurchase Agreement 1.0%
State Street Bank
      5.000% due 04/01/98                                2,330           2,330
      (Dated 03/31/98. Collateralized by U.S.                    -------------
      Treasury Note 6.250% 03/31/99 valued at
      $2,380,150. Repurchase proceeds are
      $2,330,324.)

U.S. Treasury Bills (b)(f) 0.3%
      4.982% due 04/16/98-07/23/98                         735             733
                                                                 --------------
Total Short-Term Instruments                                            58,217
(Cost $58,217)                                                   ==============

Total Investments (a) 123.4%                                     $     295,152
(Cost $293,657)

Other Assets and Liabilities (Net) (23.4%)                             (56,000)
                                                                 --------------

Net Assets 100.0%                                                $     239,152
                                                                 ==============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $       1,862

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (367)
                                                                 --------------

Unrealized appreciation-net                                      $       1,495
                                                                 ==============

(b) Securities with an aggregate market value of
$733 have been segregated with the custodian to cover
margin requirements for the following open future
contracts at March 31, 1998:
                                                                     Unrealized
Type                                                 Contracts     Depreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (06/98)                          194   $         (15)
U.S. Treasury 10 Year Note (06/98)                         300            (208)
United Kingdom 90 Day LIBOR Future (06/98)                 200             (20)
                                                                 --------------
                                                                 $        (243)
                                                                 ==============

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                           Principal
                              Amount
                             Covered            Expiration           Unrealized
Type                     by Contract                 Month         Appreciation
--------------------------------------------------------------------------------
Sell            N$               763                 05/98         $         28

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

          BP-  British Pound
          N$-  New Zealand Dollar

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

                                   1998 Annual Report See accompanying notes  65

Moderate Duration Fund
March 31, 1998


================================================================================

(h) Security becomes interest bearing at a future date.

(i) Swap agreements outstanding at March 31, 1998:

                                           Fixed      Notional       Unrealized
Type                                    Rate (%)        Amount     Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread and
pay a fixed rate. The 10-year Swap
Spread is the difference between the
10-year Swap Rate and the 10-year
Treasury Rate.

Broker: Merrill Lynch
Exp. 04/23/02                             .3700     $    1,000      $         6

Broker: J.P. Morgan
Exp. 11/28/02                             .4600         14,000               25
                                                                    ------------
                                                                    $        31
                                                                    ============






66  PIMCO Funds See accompanying notes

Schedule of Investments

Low Duration Fund
March 31, 1998
                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 14.1%
--------------------------------------------------------------------------------

Banking and Finance 5.3%
Associates Corp. of North America
      7.250%  due 05/15/98                         $       500    $        501
      7.500%  due 05/15/99                               1,000           1,016
AT&T Capital Corp.
      6.260%  due 04/30/98                              30,000          30,011
      5.950%  due 02/16/99                              50,000          49,904
      6.490%  due 05/17/99                              10,000          10,025
Banc One Corp.
      7.250%  due 08/01/02                                 500             519
Bancomer
      8.000%  due 07/07/98                               4,000           4,000
BankAmerica Corp.
      7.200%  due 09/15/02                                 100             104
      7.875%  due 12/01/02                                 100             107
Chrysler Financial Corp.
      6.280%  due 07/17/98                               3,000           3,004
Citicorp
      9.750%  due 08/01/99                                 100             105
Comercia Bank
      6.750%  due 05/12/98                                 500             500
Commercial Credit Co.
      5.500%  due 05/15/98                               1,000             999
Ford Motor Credit Corp.
      5.460%  due 04/05/99 (d)                           1,000             994
      7.500%  due 11/15/99                                 100             102
Kansallis-Osake
      7.830%  due 09/30/43 (d)                          13,500          13,534
Kemper Corp.
      8.800%  due 11/01/98                                 100             102
Lehman Brothers, Inc.
      0.000%  due 05/16/98                               2,000           1,986
      6.120%  due 05/14/99 (d)                           5,000           4,998
      7.625%  due 07/15/99 (d)                              50              51
Okobank
      7.028%  due 10/29/49 (d)                             750             761
PaineWebber
      7.000%  due 03/01/00                                  50              51
Salomon, Inc.
      6.360%  due 04/01/98                               1,725           1,725
      9.375%  due 04/15/98                                 550             551
      6.700%  due 12/01/98                               1,250           1,256
      7.125%  due 08/01/99                               1,050           1,065
Salomon, Smith Barney Holdings
      7.875%  due 10/01/99                                 100             103
SGE Associates
      8.070%  due 07/20/00 (i)                          15,032          15,477
Signet Bank Corp.
      5.875%  due 04/15/98 (d)                           2,865           2,865
Toyota Motor Credit Corp.
      6.969%  due 02/15/02 (g)                          11,600          11,173
Transamerica Financial
      6.940%  due 04/27/98                                 700             701
                                                                    ------------
                                                                       158,290
                                                                    ------------
Industrials 7.0%
Amerco, Inc.
      6.850%  due 09/18/98                               7,000           7,020
American Home Products
      7.700%  due 02/15/00                                 100             103
AMR Corp.
      9.500%  due 07/15/98                               1,000           1,010
      9.270%  due 08/13/98                               2,000           2,024
      8.100%  due 11/01/98                               2,000           2,027
      8.730%  due 11/02/98                               3,000           3,046
      9.750%  due 03/15/00                               5,000           5,333
      9.910%  due 03/01/01                               2,500           2,750
      9.440%  due 05/15/01                               5,000           5,462
      9.125%  due 10/24/01                               1,000           1,093
Delta Air Lines
      7.790%  due 12/01/98                               4,449           4,499
     10.430%  due 01/02/11                                 850           1,059
Enserch Corp.
      8.875%  due 03/15/01                               3,000           3,000
Ford Motor Co.
      9.000%  due 09/15/01                                 500             544
Hertz Corp.
      6.625%  due 07/15/00                                 100             101
IBM Corp.
      6.375%  due 06/15/00                                 100             101
Minnesota Mining & Manufacturing Co.
      6.250%  due 03/29/99                                 200             201
Noranda, Inc.
      6.563%  due 08/18/00 (d)                           1,000           1,010
Philip Morris Co.
      7.500%  due 01/15/02                                 200             207
RJR Nabisco
      8.625%  due 12/01/02                               4,000           4,206
Sears Roebuck & Co.
      9.250%  due 04/15/98                               5,750           5,755
TCI Communications, Inc.
      6.606%  due 03/11/03 (d)                           3,000           3,014
Tenet Healthcare Corp.
      7.875%  due 01/15/03                               2,300           2,369
Time Warner, Inc.
      7.975%  due 08/15/04                              21,247          22,692
      8.110%  due 08/15/06                              42,495          46,283
      8.180%  due 08/15/07                              42,495          46,849
Yorkshire Power
      6.154%  due 02/25/03                              40,000          39,738
                                                                    ------------
                                                                       211,496
                                                                    ------------
Utilities 1.8%
Alabama Power
      7.250%  due 08/01/07                                 100             103
Bell Atlantic Financial
      6.000%  due 06/01/98                                 500             500
Central Maine Power Co.
      6.380%  due 02/24/00                              10,000          10,043
Cleveland Electric Illuminating Co.
      8.330%  due 10/30/98                               1,500           1,518
      8.170%  due 11/30/98                               1,000           1,012
      9.300%  due 07/26/99                               1,500           1,554
Consolidated Natural Gas Co.
      8.750%  due 06/01/99                                 400             413
El Paso Electric Co.
      7.250%  due 02/01/99                               1,000           1,005
Flag Limited
      8.250%  due 01/30/08                               2,000           2,055
Gulf States Utilities
      9.720%  due 07/01/98                                 166             167
Long Island Lighting Co.
      7.625%  due 04/15/98                               3,000           3,001
      7.300%  due 07/15/99                               4,500           4,565
      6.250%  due 07/15/01                               3,275           3,298
Louisiana Power & Light Co.
      7.740%  due 07/01/02                              10,500          10,736
Mississippi Power & Light
      8.800%  due 04/01/05                               1,000           1,001
Niagara Mohawk Power
      9.500%  due 03/01/21                               1,725           1,834
North Atlantic Energy
      9.050%  due 06/01/02                               5,288           5,431
Texas Utilities Co.
      5.750%  due 07/01/98                               1,300           1,299
Toledo Edison Co.
      9.300%  due 04/01/98                               5,000           5,000
                                                                    ------------
                                                                        54,535
                                                                    ------------
Total Corporate Bonds and Notes                                        424,321
(Cost $413,955)                                                     ============

--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 2.4%
--------------------------------------------------------------------------------

Federal Farm Credit Bank
      5.630%  due 05/26/98                               1,945           1,944
Federal Home Loan Bank
      5.090%  due 05/11/98                               2,000           2,000
      4.780%  due 04/19/99 (d)                           3,000           2,975
Federal National Mortgage Assn.
      5.350%  due 04/01/98                               5,930           5,931
      5.200%  due 07/10/98                               1,500           1,498
      4.875%  due 10/15/98                               1,000             996
      5.720%  due 02/16/99 (d)                           5,000           5,003
      5.720%  due 01/29/01                               2,000           1,984



                                   1998 Annual Report See accompanying notes  67

Low Duration Fund
March 31, 1998
                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
================================================================================
Small Business Administration
      7.750%  due 01/25/13 (d)                  $        1,031    $      1,065
      7.250%  due 02/25/14 (d)                           1,256           1,306
Student Loan Marketing Assn.
      6.080%  due 06/30/00 (d)                          46,000          46,079
Tennessee Valley Authority
      0.000%  due 10/15/98                               1,000             971
                                                                  --------------
Total U.S. Government Agencies                                          71,752
(Cost $71,491)                                                    ==============

================================================================================
  MORTGAGE-BACKED SECURITIES 109.7%
================================================================================

Collateralized Mortgage Obligations 9.4%
American Southwest Financial
      5.100%  due 06/02/99                               9,863           9,826
Bear Stearns
      8.200%  due 09/25/22                                 132             132
Capstead Mortgage Corp.
      7.500%  due 02/25/23                               2,149           2,167
Chase Mortgage Financial Corp.
     10.000%  due 11/25/09                                 951             983
      7.500%  due 10/25/24                                  15              15
Citicorp Mortgage Securities, Inc.
      9.500%  due 10/25/15                                 643             649
Collateralized Mortgage Obligation Trust
      6.187%  due 01/20/03 (d)                              21              21
      7.985%  due 05/01/17                              15,388          15,534
      9.500%  due 06/25/20                                 609             639
Countrywide
      6.500%  due 03/25/24                                 856             856
      6.250%  due 01/25/35 (d)                          12,805          12,854
Dime Savings
      7.178%  due 11/01/18 (d)                           3,001           2,752
Donaldson, Lufkin & Jenrette
     11.000%  due 08/01/19                               1,648           1,872
      7.411%  due 05/25/24 (d)                           3,481           3,527
Federal Home Loan Mortgage Corp.
      9.000%  due 12/15/05                                 158             158
     10.000%  due 09/15/09                                  14              15
     12.500%  due 09/30/13                               1,139           1,245
      6.250%  due 07/15/14                               5,217           5,221
      5.400%  due 08/15/14                               1,392           1,390
      7.000%  due 04/25/15                               1,044           1,046
     11.000%  due 11/30/15                               7,229           8,426
     10.000%  due 07/15/19                                 525             576
      8.500%  due 09/15/19                                 212             212
      5.650%  due 11/15/19                                 878             878
      9.000%  due 11/15/19                               2,334           2,432
      7.950%  due 02/15/20                                 822             824
      8.250%  due 03/15/20                                  91              91
      7.500%  due 04/15/20                               2,900           2,981
      8.000%  due 04/15/20                               2,500           2,559
     10.000%  due 05/15/20                                 350             381
      7.500%  due 12/15/20                               2,000           2,053
      9.000%  due 12/15/20                               8,275           8,649
      9.500%  due 01/15/21                               2,478           2,659
      8.000%  due 04/15/21                               2,979           3,078
      9.000%  due 05/15/21                                 479             506
Federal National Mortgage Assn.
      8.950%  due 05/25/03                                  96             100
      9.000%  due 07/25/03                                 711             735
      9.400%  due 07/25/03                                 153             159
      5.750%  due 02/25/05                               3,960           3,950
      6.875%  due 06/25/09                               3,526           3,551
      5.750%  due 04/25/16                               3,023           3,003
      8.750%  due 05/25/19                                 132             137
      9.300%  due 05/25/19                                  53              55
      9.000%  due 07/25/19                                 531             546
      9.500%  due 03/25/20                               2,921           3,492
      9.500%  due 05/25/20                               1,450           1,661
      8.000%  due 07/25/20                               4,272           4,309
      9.000%  due 03/25/21                               7,622           8,117
      9.000%  due 04/25/21                                 269             284
      8.000%  due 03/25/22                                 162             167
      5.000%  due 01/25/24                                 386             380
      8.500%  due 04/01/25                               8,861           9,282
      8.500%  due 03/18/27                               3,288           3,394
Fleet Mortgage
      7.200%  due 10/25/23                                 868             864
General Electric Capital Mortgage
      7.750%  due 04/25/07                               1,062           1,078
      6.350%  due 03/25/17                              16,815          16,812
      6.500%  due 07/25/18                                 218             218
Glendale Federal Savings & Loan
      7.308%  due 03/25/30 (d)                           2,652           2,686
Greenwich
      8.886%  due 11/25/24 (d)                           1,919           1,973
Homestead Mortgage Acceptance Corp.
     11.450%  due 09/01/15                               1,326           1,431
Housing Securities, Inc.
      6.750%  due 02/25/21                               6,158           6,153
Independent National Mortgage Corp.
      8.304%  due 11/25/24 (d)                           4,564           4,710
Nomura Asset Securities Corp.
      6.625%  due 01/25/09                               3,994           4,006
Norwest Mortgage
     12.375%  due 01/01/14                                 215             223
     12.500%  due 02/01/14                                 609             651
     12.250%  due 04/01/14                                 378             391
Prudential Bache
      6.213%  due 09/01/18 (d)                              47              47
      8.400%  due 03/20/21                               7,741           8,030
Prudential Home
      6.500%  due 02/25/00                                  22              22
      7.500%  due 09/25/07                                 878             906
      7.000%  due 11/25/07                               1,550           1,558
      7.000%  due 06/25/23                               3,014           2,978
      6.750%  due 01/25/24                                 308             308
Prudential Securities
      8.000%  due 12/25/20                                 734             743
Residential Accredit Loans, Inc.
      7.300%  due 12/25/26                               1,314           1,318
Residential Asset Securitization Trust
      7.050%  due 07/25/26                               3,822           3,815
Residential Funding
      5.899%  due 07/01/19 (d)                           1,339           1,300
      7.042%  due 09/01/19 (d)                             250             246
Resolution Trust Corp.
      6.817%  due 09/25/19 (d)                           2,346           2,337
      6.043%  due 01/25/21 (d)                             211             209
      6.884%  due 07/25/21 (d)                              13              13
      6.309%  due 09/25/21 (d)                           1,100           1,092
      6.970%  due 10/25/21 (d)                           1,339           1,343
      8.625%  due 10/25/21                              24,000          24,292
      7.019%  due 03/25/22 (d)                           2,805           2,808
     10.000%  due 05/25/22                                 145             146
      7.250%  due 10/25/23                                  60              59
      6.900%  due 02/25/27                               6,236           6,039
      6.113%  due 09/27/27 (d)                           2,580           2,543
      9.000%  due 09/25/28                                 273             282
Ryland Acceptance Corp.
      8.000%  due 03/01/18                               2,728           2,779
Salomon Brothers Mortgage Securities
      7.096%  due 12/25/17 (d)                           2,599           2,602
      6.741%  due 01/25/18 (d)                              13              13
      9.549%  due 10/25/18 (d)                           5,829           6,033
      8.245%  due 03/25/24 (d)                           3,395           3,513
Sears Mortgage
      7.882%  due 08/25/23 (d)                             807             826
      8.457%  due 05/25/32 (d)                             664             662
Securitized Asset Sales, Inc.
      6.750%  due 08/25/25                              10,849          10,894
      7.500%  due 10/25/25                               3,928           3,928
Shearson Lehman
      9.600%  due 03/25/21                               1,056           1,054
Westam Mortgage Financial Corp.
      6.500%  due10/02/17                                5,428           5,435
                                                                  --------------
                                                                       281,898
                                                                  ==============




68 PIMCO Funds See accompanying notes

Low Duration Fund
March 31, 1998

                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
================================================================================

Federal Home Loan Mortgage Corporation 20.7%
      5.500%  due 05/01/98-04/01/07 (f)        $             10  $           10
      6.000%  due 03/01/11-04/13/28 (f)                  15,932          15,393
      6.199%  due 11/01/14-08/01/19 (d)(f)                2,537           2,557
      6.207%  due 01/01/30-12/01/30 (d)(f)                4,188           4,219
      6.210%  due 01/01/17-06/01/17 (d)(f)                  944             951
      6.213%  due 09/01/15-06/01/30 (d)(f)                5,567           5,607
      6.229%  due 02/01/16-10/01/30 (d)(f)                  591             595
      6.250%  due 01/01/20 (d)                              293             295
      6.500%  due 01/01/02-05/13/28 (f)                 250,031         247,298
      7.000%  due 01/01/17 (d)                               81              83
      7.125%  due 03/01/17 (d)                              347             354
      7.250%  due 07/01/07                                   12              12
      7.500%  due 09/01/06                                  141             142
      7.581%  due 02/01/20 (d)                            4,318           4,490
      7.714%  due 11/01/22 (d)                            3,163           3,238
      7.742%  due 11/01/23 (d)                            2,125           2,193
      7.747%  due 10/01/23 (d)                            3,367           3,476
      7.834%  due 01/01/24 (d)                            3,783           3,908
      7.842%  due 03/01/24 (d)                              251             261
      7.870%  due 06/01/24 (d)                            1,797           1,845
      7.995%  due 07/01/18 (d)                              581             605
      7.996%  due 01/01/24 (d)                            2,269           2,327
      7.997%  due 09/01/23 (d)                              730             758
      8.000%  due 07/01/06-04/13/28 (f)                 224,917         233,068
      8.027%  due 12/01/22 (d)                            1,834           1,901
      8.250%  due 10/01/07-11/01/07 (f)                      54              56
      8.500%  due 07/01/01-04/13/28 (f)                  80,786          84,525
      8.750%  due 02/01/01-04/01/02 (f)                      91              93
      9.000%  due 05/01/02-07/01/04 (f)                      66              68
      9.250%  due 07/01/01                                    6               6
      9.500%  due 03/01/01-12/01/04 (f)                     135             141
      9.750%  due 03/01/01-11/01/08 (f)                   1,190           1,269
     10.000%  due 04/01/01                                    7               7
     10.500%  due 07/01/00-02/01/16 (f)                     106             110
     10.750%  due 10/01/00-08/01/11 (f)                     595             649
     11.250%  due 10/01/14                                    7               8
     11.500%  due 10/01/15                                    2               2
     11.750%  due 11/01/10-08/01/15 (f)                      18              22
     14.000%  due 09/01/12-12/01/12 (f)                       6               8
                                                                 ---------------
                                                                        622,550
                                                                 ===============
Federal Housing Administration 0.5%
      5.871%  due 11/01/19                                  717             738
      6.950%  due 04/01/14                                1,748           1,828
      7.430%  due 10/01/19-12/01/21 (f)                  11,890          12,232
      9.680%  due 02/01/24                                  381             428
                                                                 ---------------
                                                                         15,226
                                                                 ===============
Federal National Mortgage Association 19.4%
      6.000%  due 05/01/11-12/25/18 (f)                     378             375
      6.135%  due 04/01/18 (d)                            8,246           8,282
      6.199%  due 04/23/28 (d)                           45,000          45,295
      6.256%  due 04/25/22 (d)                              435             439
      6.500%  due 06/01/08-04/13/28 (f)                   2,033           2,011
      6.875%  due 01/01/21 (d)                              834             846
      7.000%  due 04/01/02-09/01/07 (f)                     282             285
      7.150%  due 11/01/17 (d)                              603             616
      7.232%  due 11/01/18 (d)                              389             407
      7.290%  due 07/01/17 (d)                              954             987
      7.500%  due 04/01/24-05/01/24 (f)                  17,550          18,043
      7.788%  due 10/01/24 (d)                           10,565          10,983
      7.801%  due 04/01/24 (d)                            4,656           4,824
      7.894%  due 01/01/24 (d)                            5,828           6,059
      8.000%  due 03/01/04-12/01/25 (f)                  14,838          15,451
      8.008%  due 07/01/23 (d)                            3,580           3,746
      8.500%  due 03/01/08-08/01/26 (f)                 437,861         458,940
      9.000%  due 08/01/98                                   90              90
     10.000%  due 02/01/04-06/01/19 (f)                   2,639           2,847
     10.500%  due 06/01/05-11/01/05 (f)                     417             442
     11.000%  due 10/01/98-09/01/00 (f)                      14              15
     11.250%  due 12/01/10-10/01/15 (f)                     271             299
     12.000%  due 01/01/15-10/01/15 (f)                      10              11
     12.750%  due 02/01/14-11/01/14 (f)                     108             125
     13.000%  due 07/01/15                                    9              10
     13.250%  due 09/01/11                                   22              25
     13.500%  due 04/01/14                                    9              11
     15.500%  due 10/01/12-12/01/12 (f)                      81             100
     15.750%  due 12/01/11                                   45              54
     16.000%  due 09/01/12-12/01/12 (f)                      25              32
                                                                 ---------------
                                                                        581,650
                                                                 ===============
Government National Mortgage Association 57.3%
      6.000%  due 01/20/26-08/20/26 (d)(f)               18,663          19,049
      6.500%  due 05/15/23-04/20/28 (d)(f)               85,054          86,972
      7.000%  due 03/15/11-09/20/26 (d)(f)              218,604         224,203
      7.375%  due 05/20/22-06/20/25 (d)(f)               40,496          41,649
      7.500%  due 02/15/22-04/20/28 (f)                 209,735         215,498
      8.000%  due 07/15/04-04/20/28 (f)               1,093,212       1,133,027
      8.500%  due 04/15/22                                   19              21
      9.750%  due 07/15/13-02/15/20 (f)                   1,192           1,306
     10.750%  due 10/15/98                                    5               5
     11.750%  due 07/15/13-08/15/15 (f)                     141             158
     12.000%  due 06/20/15                                   22              25
     13.500%  due 05/15/11-11/15/12 (f)                      35              42
     16.500%  due 12/15/11                                    1               1
                                                                 ---------------
                                                                      1,721,956
                                                                 ===============
Other Mortgage-Backed Securities 1.2%
First Boston Mortgage Securities Corp.
      8.300%  due 08/20/09                                  292             297
Glendale Federal Savings & Loan
     11.000%  due 03/01/10                                   24              25
Great Western Savings & Loan
      6.250%  due 12/01/17 (d)                              511             504
Home Savings of America
      5.873%  due 05/25/27 (d)                            2,139           2,090
      5.982%  due 09/25/28 (d)                            1,454           1,437
Imperial Savings & Loan
      8.840%  due 07/25/17 (d)                               54              54
      9.900%  due 02/25/18                                  607             643
MDC Mortgage Funding
     8.841%   due 01/25/25 (d)                            1,041           1,068
Resolution Trust Corp.
      6.463%  due 05/25/19 (d)                            7,301           7,248
      7.300%  due 08/25/19 (d)                            5,844           5,844
     10.334%  due 08/25/21 (d)                            1,028           1,075
      9.500%  due 05/25/24                                  275             275
      6.259%  due 10/25/28 (d)                            3,060           3,127
      7.307%  due 05/25/29 (d)                            3,286           3,357
Ryland Acceptance Corp.
      7.644%  due 11/28/22 (d)                            1,077           1,095
Salomon Brothers Mortgage Securities
      11.500% due 09/01/15                                  816             888
      8.046%  due 12/25/17 (d)                              403             395
Sears Mortgage
     12.000%  due 02/25/14                                  126             134
      7.588%  due 10/25/22 (d)                            4,524           4,664
Western Federal Savings & Loan
      6.514%  due 06/25/18 (d)                               33              32
      6.614%  due 11/25/18 (d)                              237             237
     10.069%  due 02/01/20  (d)(i)                           63              66
                                                                 ---------------
                                                                         34,555
                                                                 ===============
Stripped Mortgage-Backed Securities 1.2%
Federal Home Loan Mortgage Corp. (IO)
      7.000%  due 07/15/04                                  726              21
      6.250%  due 09/15/04                                3,743             161
      6.000%  due 02/15/06                                5,493             269
      9.982%  due 07/15/06                                   63             763
     10.195%  due 08/15/06                                   16             237
     11.944%  due 12/15/06                                   33             612
      6.000%  due 10/15/07                                2,542             194
      6.000%  due 02/15/08                                7,262             610
      6.500%  due 02/25/13                                2,140              35
      6.500%  due 08/25/13                                5,235             166
      7.000%  due 08/15/18                                7,321           1,317
      7.500%  due 12/15/18                                5,181             519
      7.000%  due 04/15/19                                5,284             317
      6.500%  due 05/15/19                               13,054           1,392
      6.500%  due 06/15/19                               12,487           1,077
     10.496%  due 04/15/21                                   31             573
      6.500%  due 04/15/22                                7,803             972
      7.000%  due 05/15/23                                  775             116
      4.000%  due 01/15/24                               20,919           5,138



                               1998 Annual Report See accompanying notes      69

Low Duration Fund
March 31, 1998

                                                      Principal
                                                         Amount         Value
                                                         (000s)        (000s)
===============================================================================

Federal National Mortgage Assn. (IO)
      6.000%  due 07/25/05                      $        2,473    $        130
      7.272%  due 09/25/06                                  61             974
      6.000%  due 02/25/08                               8,962             810
    256.000%  due 11/01/08                                  45             244
      0.100%  due 03/25/09 (d)                          34,644             816
      6.500%  due 03/25/09                              11,411           1,786
      8.815%  due 06/25/16                                  68             538
      9.987%  due 12/25/18                                  16             126
      7.500%  due 03/25/19                               7,006             860
      6.500%  due 05/25/19                              10,000           1,977
      6.500%  due 04/25/20                              24,326           2,466
      7.000%  due 05/25/21                              13,037           1,489
      8.598%  due 02/25/22                                  50             862
      6.500%  due 03/25/23                               8,117           1,149
      4.875%  due 03/25/24 (d)                          14,602             971
Federal National Mortgage Assn. (PO)
      0.000%  due 07/25/22                               4,510           4,214
      0.000%  due 09/25/22                                  79              67
Prudential Home (IO)
      0.300%  due 04/25/09 (d)                          86,887             715
Resolution Trust Corp. (PO)
      0.000%  due 09/25/00                                 619             566
                                                                   -------------
                                                                        35,249
                                                                   -------------
Total Mortgage-Backed Securities                                     3,293,084
(Cost $3,280,417)                                                  =============

================================================================================
  ASSET-BACKED SECURITIES 0.1%
================================================================================

Delta Air Lines Equipment Trust
     10.430%  due 01/02/11                                 960           1,197
SCFC Boat Loan Trust
      7.050%  due 04/15/07                                  49              49
United Air Lines Equipment Trust
     10.850%  due 02/19/15                               1,500           1,944
                                                                   -------------
Total Asset-Backed Securities                                            3,190
(Cost $3,000)                                                      =============

================================================================================
  SOVEREIGN ISSUES 3.1%
================================================================================

Banco Nacional de Obra y Servicios
      6.875%  due 10/01/98                              10,000           9,825
Nacional Financiera
      6.250%  due 12/03/98 (d)                           1,500           1,470
     10.625%  due 11/22/01                               7,500           8,055
Province of Quebec
      5.563%  due 10/26/01 (d)                             250             248
Republic of Argentina
      5.719%  due 04/01/00 (d)                           1,086           1,062
      6.688%  due 03/31/05 (d)                          68,495          63,187
United Mexican States
      5.820%  due 06/28/01                              10,000           9,510
                                                                   -------------
Total Sovereign Issues                                                  93,357
(Cost $91,617)                                                     =============

================================================================================
  FOREIGN CURRENCY-DENOMINATED ISSUES (c)(e) 1.4%
================================================================================

Banco Nacional de Comercio Exterior
      8.000%  due 05/06/98                        DM     3,500           1,897
Commonwealth of Canada
      8.750%  due 12/01/05                        C$     1,150             982
      4.250%  due 12/01/26 (g)                          51,514          37,580
                                                                   -------------
Total Foreign Currency-Denominated Issues                               40,459
(Cost $42,943)                                                     =============

================================================================================
  PREFERRED STOCK 0.1%
================================================================================

                                                        Shares
Home Ownership Funding                                   3,000           2,873
                                                                   -------------
Total Preferred Stock                                                    2,873
(Cost $2,878)                                                      =============

================================================================================
  SHORT-TERM INSTRUMENTS 6.7%
================================================================================

Commercial Paper 6.4%
E.I. Du Pont de Nemours
      5.510%  due 04/27/98                      $        2,000     $     1,992
Federal Home Loan Mortgage Corp.
      5.485%  due 04/21/98                               3,400           3,390
Ford Motor Credit Corp.
      5.480%  due 04/06/98                               5,000           4,996
      5.520%  due 04/08/98                               4,000           3,996
      5.520%  due 05/07/98                              13,400          13,326
General Electric Capital Corp.
      5.530%  due 04/22/98                              25,000          24,919
KFW International Finance, Inc.
      5.510%  due 05/19/98                              27,000          26,802
National Rural Utilities Cooperative
      5.500%  due 05/21/98                               1,700           1,687
New Center Asset Trust
      5.530%  due 04/22/98                              40,000          39,871
      5.530%  due 05/20/98                              49,000          48,631
Pfizer, Inc.
      5.490%  due 04/28/98                              19,700          19,619
Procter & Gamble Co.
      5.510%  due 04/14/98                               1,200           1,198
      5.500%  due 04/15/98                               1,000             998
                                                                   -------------
                                                                       191,425
                                                                   =============
Repurchase Agreement 0.2%
State Street Bank
      5.000%  due 04/01/98                               7,143           7,143
     (Dated 03/31/98. Collateralized by U.S. Treasury              -------------
      Note 6.125% 05/15/98 valued at $7,290,425.
      Repurchase proceeds are $7,143,992.)


U.S. Treasury Bills (b)(f) 0.1%
      4.961% due 04/16/98-07/23/98                       1,625           1,619
                                                                   -------------
Total Short-Term Instruments                                           200,187
(Cost $200,188)                                                    =============


Total Investments (a) 137.6%                                       $ 4,129,223
(Cost $4,106,489)

Other Assets and Liabilities (Net) (37.6%)                          (1,127,585)
                                                                   -------------

Net Assets 100.0%                                                  $ 3,001,638
                                                                   =============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $    33,608

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (12,502)
                                                                   -------------

Unrealized appreciation-net                                        $    21,106
                                                                   =============

(b) Securities with an aggregate market value of $1,619 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1998:
                                                                     Unrealized
Type                                                  Contracts    Depreciation
--------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (06/98)                       1,400    $       (534)


70  PIMCO Funds See accompanying notes

================================================================================

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                           Principal
                              Amount
                             Covered                 Expiration      Unrealized
Type                     by Contract                      Month    Appreciation
--------------------------------------------------------------------------------
Sell            C$           53,696                       06/98     $       61
Sell            DM            3,544                       05/98             41
                                                                   -------------
                                                                    $      102
                                                                   =============

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:
          C$-  Canadian Dollar
          DM-  German Mark

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1998:

                                              Fixed      Notional     Unrealized
Type                                       Rate (%)        Amount   Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread
and pay a fixed rate. The 10-
year Swap Spread is the
difference between the 10-year
Swap Rate and the 10-year
Treasury Rate.

Broker: Merrill Lynch
Exp. 04/11/02                                .3625  $      30,000  $       173

Broker: Merrill Lynch
Exp. 04/11/02                                .3650         45,000          254

Broker: Merrill Lynch
Exp. 04/18/02                                .3700         13,000           71

Broker: Merrill Lynch
Exp. 04/23/02                                .3700         29,000          158

Broker: Merrill Lynch
Exp. 05/02/02                                .3700         24,000          131

Broker: Merrill Lynch
Exp. 05/30/02                                .3700         53,000          289

Broker: Merrill Lynch
Exp. 06/05/02                                .3575         42,000          250

Broker: Deutsche Bank AG New York
Exp. 06/06/02                                .3650         88,000          497
                                                                   -------------
                                                                   $     1,823
                                                                   =============

(i) Restricted security.



                                   1998 Annual Report See accompanying notes  71

Schedule of Investments

Low Duration Fund II
March 31, 1998
                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 8.2%
--------------------------------------------------------------------------------

Banking and Finance 8.2%
Bear Stearns
      5.560%  due 08/25/00 (c)                   $      10,000     $    10,040
Golden West Financial Corp.
      8.625%  due 08/30/98                               3,000           3,032
Goldman Sachs & Co.
      5.805%  due 01/25/01 (c)                          10,000          10,000
Lehman Brothers, Inc.
      5.938%  due 01/18/00 (c)                          10,000          10,036
                                                                   -------------
Total Corporate Bonds and Notes                                         33,108
(Cost $32,997)                                                     =============

--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 0.2%
--------------------------------------------------------------------------------

Federal National Mortgage Assn.
      6.150%  due 12/14/01                                 475             473
      7.500%  due 02/11/02                                 175             185
                                                                     -----------
Total U.S. Government Agencies                                             658
(Cost $656)                                                          ===========

--------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 0.7%
--------------------------------------------------------------------------------

U.S. Treasury Notes
      6.250%  due 06/30/02                               2,700           2,757
                                                                     -----------
Total U.S. Treasury Obligations                                          2,757
(Cost $2,769)                                                        ===========

--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 134.0%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 9.6%
American Southwest Financial
      7.500%  due 10/01/18                               1,000           1,008
Capstead Mortgage Corp.
      7.500%  due 02/25/23                               2,076           2,094
Citicorp Mortgage Securities, Inc.
      9.500%  due 10/25/15                                 482             487
CMC Securities Corp.
      7.679%  due 04/25/25 (c)                           4,153           4,273
Collateralized Mortgage Securities Corp.
     11.880%  due 04/01/15                                 239             251
Donaldson, Lufkin & Jenrette
      7.411%  due 05/25/24 (c)                           1,758           1,781
Federal Home Loan Mortgage Corp.
     12.900%  due 05/01/14                                 313             328
      9.250%  due 10/25/18                                 149             160
      7.000%  due 08/25/22                               1,000           1,002
Federal National Mortgage Assn.
      8.000%  due 11/25/23                               9,406           9,666
Kidder Peabody Acceptance Corp.
      7.150%  due 04/25/25                               1,309           1,320
Lomas & Nettleton
     12.000%  due 03/17/14                                 140             148
Prudential Home
      7.500%  due 06/25/25                               1,600           1,606
Residential Asset Securitization Trust
      9.000%  due 07/25/26                               3,506           3,542
Residential Funding
      7.500%  due 10/25/22                               1,845           1,858
Resolution Trust Corp.
      6.970%  due 10/25/21 (c)                             335             336
      8.021%  due 10/25/28 (c)                           4,906           5,001
Ryland Acceptance Corp.
     14.000%  due 11/25/31                                 163             181
Salomon Brothers Mortgage Securities
      7.605%  due 11/25/22 (c)                           2,469           2,518
Sears Mortgage
      8.457%  due 05/25/32 (c)                             930             927
UBS Mortgage
      8.000%  due 07/25/20                                 185             185
                                                                     -----------
                                                                        38,672
                                                                     ===========

Federal Home Loan Mortgage Corporation 43.2%
      6.500%  due 05/13/28                      $       30,000    $     29,672
      8.000%  due 07/01/24-04/13/28 (d)                 35,087          36,341
      8.270%  due 07/01/23 (c)                           2,625           2,713
      8.500%  due 05/13/28                             100,000         104,438
     10.500%  due 09/01/15-12/01/18 (d)                     93             104
                                                                     -----------
                                                                       173,268
                                                                     ===========
Federal National Mortgage Association 21.1%
      6.199%  due 04/23/28 (c)                          51,800          52,140
      7.625%  due 01/01/24 (c)                           1,850           1,922
      8.500%  due 06/01/98-06/01/26 (d)                 27,749          29,225
      9.000%  due 06/01/98                                  17              17
     10.500%  due 05/01/12                               1,365           1,505
                                                                     -----------
                                                                        84,809
                                                                     ===========
Government National Mortgage Association 59.1%
      6.000%  due 04/20/27 (c)                          14,111          14,390
      6.500%  due 08/15/23-04/20/28 (d)                  2,060           2,042
      7.000%  due 07/20/23-10/20/25 (c)(d)              41,239          42,260
      7.375%  due 04/20/22-06/20-25 (c)(d)              11,397          11,696
      7.500%  due 02/15/22-04/20/28 (d)                 13,812          14,196
      8.000%  due 03/15/23-04/20/28 (d)                146,102         151,297
      9.000%  due 07/20/16-12/20/17 (d)                  1,055           1,138
                                                                     -----------
                                                                       237,019
                                                                     ===========
Other Mortgage-Backed Securities 1.0%
Guardian
      8.034%  due 07/25/19 (c)                             141             139
Resolution Trust Corp.
      6.463%  due 05/25/19 (c)                           1,587           1,576
Sears Mortgage
      6.500%  due 03/25/17                                 162             159
      7.588%  due 10/25/22 (c)                           1,885           1,943
                                                                     -----------
                                                                         3,817
                                                                     ===========
Stripped Mortgage-Backed Securities 0.0%
Volvo Car Finance Grantor Trust (PO)
      0.000%  due 08/12/98                                   9               9
                                                                     -----------
Total Mortgage-Backed Securities                                       537,594
(Cost $536,029)                                                      ===========


--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 1.5%
--------------------------------------------------------------------------------

Conti Mortgage Home Equity Loan Trust
      6.190%  due 10/15/11 (c)                           3,719           3,713
EQCC Home Equity Loan Trust
      6.100%  due 10/15/03                               2,303           2,307
                                                                     -----------
Total Asset-Backed Securities                                            6,020
(Cost $6,022)                                                        ===========

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 45.7%
--------------------------------------------------------------------------------

Certificates of Deposit 2.5%
Bankers Trust
      5.900%  due 07/14/98                              10,000          10,000
                                                                     -----------
Commercial Paper 42.7%
American Express Credit
      5.530%  due 04/22/98                              10,600          10,566
Campbell Soup Co.
      5.500%  due 05/01/98                               8,500           8,461
      5.500%  due 05/29/98                               9,800           9,713
E.I. Du Pont de Nemours
      5.510%  due 04/07/98                               7,700           7,693
      5.530%  due 04/21/98                              10,000           9,969
Emerson Electric Co.
      5.500%  due 04/23/98                               1,000             997
      5.500%  due 04/24/98                                 900             897
Federal Home Loan Mortgage Corp.
      5.485%  due 04/21/98                              13,000          12,960
Federal National Mortgage Assn.
      5.490%  due 04/30/98                              13,700          13,639
Florida Power Corp.
      5.490%  due 05/27/98                               3,500           3,470
Ford Motor Credit Corp.
      5.520%  due 04/08/98                              15,000          14,984


72 PIMCO Funds See accompanying notes

Schedule of Investments

Low Duration Fund II
March 31, 1998
                                                     Principal
                                                        Amount          Value
                                                        (000s)          (000s)
================================================================================

General Electric Capital Corp.
      5.530%  due 04/09/98                      $       15,000    $     14,982
General Motors Acceptance Corp.
      5.540%  due 04/15/98                              11,600          11,575
      5.740%  due 06/10/98                               1,000             989
Motorola, Inc.
      5.500%  due 04/09/98                               7,000           6,991
      5.510%  due 04/23/98                               5,000           4,983
National Rural Utilities Cooperative
      5.430%  due 04/09/98                               1,000             999
      5.510%  due 06/12/98                               2,300           2,274
New Center Asset Trust
      5.490%  due 04/07/98                               1,700           1,698
      5.450%  due 04/08/98                               5,000           4,995
Pitney Bowes Credit Corp.
      5.510%  due 04/23/98                              10,800          10,764
Procter & Gamble Co.
      5.450%  due 04/09/98                              10,700          10,687
      5.510%  due 04/14/98                               5,000           4,990
Wisconsin Electric Power & Light
      5.530%  due 04/07/98                               1,700           1,698
      5.500%  due 04/10/98                                 200             200
                                                                     -----------
                                                                       171,174
                                                                     ===========
Repurchase Agreement 0.4%
State Street Bank
      5.000%  due 04/01/98                               1,752           1,752
                                                                     -----------
      (Dated 03/31/98. Collateralized by U.S. Treasury
      Note 6.250% 03/31/99 valued at $1,791,403.
      Repurchase proceeds are $1,752,243.)

U.S. Treasury Bills (b)(d) 0.1%
      4.928%  due 04/16/98-07/23/98                        470             466
                                                                     -----------
Total Short-Term Instruments                                           183,392
(Cost $183,392)                                                      ===========

Total Investments (a) 190.3%                                      $    763,529
(Cost $761,865)

Other Assets and Liabilities (Net) (90.3%)                            (362,269)
                                                                     -----------

Net Assets 100.0%                                                    $ 401,260
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   2,254

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (786)
                                                                     -----------

Unrealized appreciation-net                                          $   1,468
                                                                     ===========

(b) Securities with an aggregate market value of $466
have been segregated with the custodian to cover margin
requirements for the following open future contracts at
March 31, 1998:
                                                                    Unrealized
                                                                  Appreciation/
Type                                                 Contracts   (Depreciation)
--------------------------------------------------------------------------------

U.S. Treasury 5 Year Note (06/98)                          184   $         (36)
U.S. Treasury 10 Year Note (06/98)                         226               2
                                                                     -----------
                                                                 $         (34)
                                                                     ===========

(c) Variable rate security. The rate listed is as of March 31, 1998.

(d) Securities are grouped by coupon and represent a range of maturities.

(e) Swap agreements outstanding at March 31, 1998:

                                             Fixed       Notional    Unrealized
Type                                      Rate (%)         Amount  Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread
and pay a fixed rate. The 10-year Swap
Spread is the difference between the 10-year
Swap Rate and the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 04/11/02                                .3625     $    5,000  $        29

Broker: Merrill Lynch
Exp. 04/11/02                                .3650           7,500          42

Broker: Merrill Lynch
Exp. 04/23/02                                .3700           1,000           5

Broker: Merrill Lynch
Exp. 05/30/02                                .3700          10,000          55

Broker: Merrill Lynch
Exp. 06/05/02                                .3575           4,000          24

Broker: Deutsche Morgan Grenfell
Exp. 06/06/02                                .3650          10,000          56
                                                                     -----------
                                                                     $     211
                                                                     ===========


                                    1998 Annual Report See accompanying notes 73

Schedule of Investments

Low Duration Fund III
March 31, 1998
                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 6.0%
--------------------------------------------------------------------------------

 Banking and Finance 2.1%
Heller Financial
      5.755%  due 08/25/00 (d)                 $           500   $         501
                                                                 --------------
 Industrials 1.8%
Teleport Communications
      0.000%  due 07/01/07 (e)                             500             433
                                                                 --------------

 Utilities 2.1%
Commonwealth Edison
      5.748%  due 06/15/02 (d)                             500             499
                                                                 --------------
Total Corporate Bonds and Notes                                          1,433
(Cost $1,435)                                                    ==============

--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 79.3%
--------------------------------------------------------------------------------

 Collateralized Mortgage Obligations 4.0%
Federal Home Loan Mortgage Corp.
      8.500%  due 10/15/24                                 935             947
                                                                 --------------
 Federal Home Loan Mortgage Corporation 6.1%
      8.000%  due 04/13/28                               1,000           1,035
      8.750%  due 10/01/01                                 426             433
                                                                 --------------
                                                                         1,468
                                                                 ==============
 Federal National Mortgage Association 30.2%
      6.175%  due 01/01/23 (d)                             327             331
      6.199%  due 11/01/16 (d)                              15              15
      6.210%  due 09/01/16-11/01/26 (c)(d)               1,163           1,177
      6.213%  due 08/01/20-03/01/27 (c)(d)               2,193           2,216
      6.230%  due 10/01/16-02/01/17 (c)(d)               1,133           1,148
      6.237%  due 02/01/21 (d)                             120             121
      8.500%  due 03/01/25-05/01/25 (c)(d)               2,105           2,208
                                                                 --------------
                                                                         7,216
                                                                 ==============
Government National Mortgage Association 39.0%
      6.500%  due 06/20/27 (d)                           2,012           2,059
      8.000%  due 07/15/26-04/20/28 (c)                  7,000           7,251
                                                                 --------------
                                                                         9,310
                                                                 --------------
Total Mortgage-Backed Securities                                        18,941
(Cost $18,878)                                                   ==============

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 40.3%
--------------------------------------------------------------------------------

 Certificates of Deposit 2.1%
Bankers Trust
      5.900%  due 07/14/98                                 500             500
                                                                 --------------

 Commercial Paper 37.1%
BellSouth Telecommunications, Inc.
      5.510%  due 04/21/98                               1,000             997
E.I. Du Pont de Nemours
      5.450%  due 04/09/98                                 400             400
      5.510%  due 04/22/98                                 600             598
Electricite de France
      5.500%  due 04/13/98                                 200             200
Emerson Electric Co.
      5.500%  due 04/24/98                               1,000             996
Federal National Mortgage Assn.
      5.430%  due 04/29/98                               1,600           1,593
      5.490%  due 04/30/98                                 100             100
Ford Motor Credit Corp.
      5.550%  due 04/02/98                                 500             500
General Electric Capital Corp.
      5.540%  due 04/07/98                                 700             699
      5.540%  due 04/15/98                                 400             399
General Motors Acceptance Corp.
      5.470%  due 04/08/98                                 600             599
National Rural Utilities Cooperative
      5.500%  due 06/24/98                                 500             493
New Center Asset Trust
      5.490%  due 04/07/98                                 400             400
Southwestern Public Service Co.
      5.510%  due 04/24/98                                 400             398
      5.540%  due 04/24/98                                 100             100
Wisconsin Electric Power & Light
      5.530%  due 04/07/98                                 400             400
                                                                 --------------
                                                                         8,872
                                                                 ==============

 Repurchase Agreement 0.9%
State Street Bank
      5.000%  due 04/01/98                                 220             220
      (Dated 03/31/98. Collateralized by U.S. Treasury
      Note 6.250% 06/30/98 valued at $228,918.
      Repurchase proceeds are $220,031.)

 U.S. Treasury Bills (b)(c) 0.2%
      5.009%  due  04/16/98-07/23/98                        45              45
                                                                 --------------
Total Short-Term Instruments                                             9,637
(Cost $9,637)                                                    ==============


Total Investments (a) 125.6%                                     $      30,011
(Cost $29,950)

Other Assets and Liabilities (Net) (25.6%)                              (6,115)
                                                                 --------------

Net Assets 100.0%                                                $      23,896
                                                                 ==============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                   $          83

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (22)
                                                                 --------------

Unrealized appreciation-net                                      $          61
                                                                 ==============

(b) Securities with an aggregate market value of $45
have been segregated with the custodian to cover margin
requirements for the following open future contracts at
March 31, 1998:
                                                                    Unrealized
Type                                                  Contracts   Depreciation
-------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (06/98)                           35  $         (14)

(c) Securities are grouped by coupon and represent a range of maturities.

(d) Variable rate security. The rate listed is as of March 31, 1998

(e) Security becomes interest bearing at a future date.

(f) Swap agreements outstanding at March 31, 1998:


                                        Fixed          Notional     Unrealized
Type                                 Rate (%)            Amount   Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread
and pay a fixed rate. The 10-year
Swap Spread is the difference
between the 10-year Swap Rate and
the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 05/30/02                           .3700    $        1,000   $          5



74 PIMCO Funds See accompanying notes

Schedule of Investments

Low Duration Mortgage Fund
March 31, 1998
                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 2.7%
--------------------------------------------------------------------------------

 Banking and Finance 2.7%
Heller Financial
      6.250%  due 12/15/98                     $           100   $         100
                                                                 -------------
Total Corporate Bonds and Notes                                            100
                                                                 =============
(Cost $100)

--------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 2.6%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities
      3.625%  due 07/15/02 (d)                             100              99
                                                                 -------------
Total U.S. Treasury Obligations                                             99
                                                                 =============
(Cost $100)

--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 152.3%
--------------------------------------------------------------------------------

 Collateralized Mortgage Obligations 22.7%
Federal Home Loan Mortgage Corp.
      8.000%  due 11/15/26                                 222             241
Federal National Mortgage Assn.
      8.000%  due 07/25/22                                 570             609
                                                                 -------------
                                                                           850
                                                                 =============
Federal Housing Administration 4.7%
      7.430%  due 03/01/22                                 173             177
                                                                 -------------
Federal National Mortgage Association 6.5%
      6.203%  due 08/01/29 (b)                             242             243
                                                                 -------------
Government National Mortgage Association 118.4%
      7.000%  due 12/20/17-08/20/25 (b)(c)(e)            1,934           1,984
      7.375%  due 05/20/16-06/20/25 (b)(c)(e)            1,405           1,441
      7.500%  due 04/20/28                                 850             872
     11.250%  due 07/20/15                                 125             141
                                                                 -------------
                                                                         4,438
                                                                 -------------
Total Mortgage-Backed Securities                                         5,708
                                                                 =============
(Cost $5,679)

--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 2.7%
--------------------------------------------------------------------------------

The Money Store Home Equity Trust
      6.345%  due 11/15/21                                 100             100
                                                                 -------------
Total Asset-Backed Securities                                              100
                                                                 -------------
(Cost $100)

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 7.7%
--------------------------------------------------------------------------------

 Commercial Paper 2.7%
Caisse d'Amortissement
      5.520%  due 04/27/98                                 100             100
                                                                 -------------
 Repurchase Agreement 5.0%
State Street Bank
      5.000%  due 04/01/98                                 188             188
                                                                 -------------
     (Dated 03/31/98. Collateralized by U.S. Treasury
     Note 5.750% 12/31/98 valued at $193,088.
     Repurchase proceeds are $188,026.)

Total Short-Term Instruments                                               288
                                                                 =============
(Cost $288)

Total Investments (a) 168.0%                                     $       6,295
(Cost $6,267)

Other Assets and Liabilities (Net) (68.0%)                              (2,547)
                                                                 -------------
Net Assets 100.0%                                                $       3,748
                                                                 =============

--------------------------------------------------------------------------------

Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $          31

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (4)
                                                                 -------------
Unrealized appreciation-net                                      $          27
                                                                 =============

(b) Variable rate security. The rate listed is as of March 31, 1998.

(c) Securities are grouped by coupon and represent a range of maturities.

(d) Principal amount of the security is adjusted for inflation.

(e) Reverse Repurchase Agreements were entered into January 22, 1998 for maturity April 23, 1998 paying interest at 5.54%. The following securities were segregated with collateral for reverse repurchase agreements:

Type                                                   Maturity          Value
--------------------------------------------------------------------------------
Government National Mortgage Assn. 7.375%              04/20/25  $         167
Government National Mortgage Assn. 7.375%              05/20/25            694
Government National Mortgage Assn. 7.000%              08/20/25            559
                                                                 -------------
                                                                 $       1,420
                                                                 =============


                                  1998 Annual Report See accompanying notes  75

Schedule of Investments

Short-Term Fund
March 31, 1998
                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 40.8%
--------------------------------------------------------------------------------

Banking and Finance 23.5%
Ahmanson (H.F.) & Co.
      6.330%  due 04/15/98                      $        5,800   $       5,800
Associates Corp. of North America
      8.800%  due 08/01/98                                 646             652
      6.375%  due 08/15/98                               1,600           1,602
AT&T Capital Corp.
      5.900%  due 07/10/98                                 100             100
      5.870%  due 08/28/98                                 500             500
      5.850%  due 01/05/99                               3,585           3,579
      6.160%  due 12/03/99                               1,000             998
Banco Latino
      6.600%  due 04/17/98                                 300             300
Capital One Bank
      6.740%  due 05/31/99                                 875             879
Caterpillar Financial
      5.460%  due 04/01/99 (d)                           2,000           2,002
Chrysler Financial Corp.
      5.625%  due 01/15/99                                 570             568
Dean Witter Discover
      5.875%  due 02/13/01 (d)                           5,000           5,014
Donaldson, Lufkin & Jenrette
      6.438%  due 05/25/26 (d)                             838             837
Edison Funding
      6.000%  due 12/20/99                               5,000           4,999
Ford Motor Credit Corp.
      5.400%  due 11/09/98 (d)                           2,600           2,607
      5.500%  due 03/23/99 (d)                           1,000             998
      5.460%  due 04/05/99 (d)                           1,500           1,492
General Motors Acceptance Corp.
      6.000%  due 12/30/98                               1,575           1,576
Kansallis-Osake
      7.830%  due 09/30/43 (d)                           5,000           5,013
Lehman Brothers, Inc.
      6.840%  due 09/25/98                               1,000           1,004
      5.550%  due 09/01/99 (d)                           3,000           2,992
Residential Funding
      7.526%  due 12/01/18 (d)                           2,045           2,086
Salomon, Inc.
      6.000%  due 07/28/98                                 250             250
      6.030%  due 02/11/99                                 500             500
Salomon, Smith Barney Holdings
      3.650%  due 02/14/02 (g)                           3,057           2,950
                                                                 ---------------
                                                                        49,298
                                                                 ===============
Industrials 12.6%
Air Canada
      6.425%  due 07/31/05 (d)                           2,000           1,890
Amerco, Inc.
      6.850%  due 09/18/98                               1,000           1,003
      6.890%  due 10/15/00                               5,000           5,014
COFIRI International, Inc.
      6.112%  due 10/27/00 (d)                           2,000           1,995
Neodata Services
     12.000%  due 05/01/03                               5,000           5,475
Occidental Petroleum
      5.900%  due 11/09/98                               1,100           1,100
RJR Nabisco
      8.750%  due 04/15/04                               4,800           5,076
Sears Roebuck & Co.
      5.643%  due 03/10/99 (d)                           3,000           2,994
USX Corp.
      6.375%  due 07/15/98                               2,000           2,002
                                                                 ---------------
                                                                        26,549
                                                                 ===============
Utilities 4.7%
Beaver Valley Funding Corp.
      8.250%  due 06/01/03                                 944             969
Delmarva Power & Light
      5.690%  due 06/24/98                               1,000           1,000
Gulf States Utilities
      9.720%  due 07/01/98                               1,200           1,210
Niagara Mohawk Power
      9.990%  due 05/11/04                               1,500           1,530
System Energy Resources
      7.625%  due 04/01/99                      $        2,500    $      2,531
      7.710%  due 08/01/01                               2,500           2,583
                                                                 ---------------
                                                                         9,823
                                                                 ---------------
Total Corporate Bonds and Notes                                         85,670
(Cost $85,495)                                                   ===============


--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 26.3%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 4.7%
Dime Savings
      7.178%  due 11/01/18 (d)                             468             429
Donaldson, Lufkin & Jenrette
      6.150%  due 10/17/20 (d)                           1,202           1,237
      7.829%  due 09/01/21 (d)                              73              75
      7.233%  due 06/25/22 (d)                             418             421
      7.649%  due 05/25/23 (d)                             607             616
Federal Home Loan Mortgage Corp.
      5.750%  due 10/15/16                                 225             224
Federal National Mortgage Assn.
      5.800%  due 08/25/15                               2,079           2,072
      5.875%  due 03/25/18                                 378             378
      5.000%  due 02/25/22                                 402             394
Greenwich
      7.678%  due 04/25/22 (d)                             184             188
      7.319%  due 10/25/22 (d)                             150             152
Manufacturers Hanover Corp.
      7.536%  due 12/16/25 (d)                           2,291           2,298
Prudential Bache
      6.213%  due 09/01/18 (d)                              47              47
Prudential Home
      6.750%  due 01/25/24                                 617             615
Resolution Trust Corp.
      8.907%  due 12/25/20 (d)                             158             160
      6.884%  due 07/25/21 (d)                               7               7
      7.024%  due 06/25/24 (d)                             589             591
                                                                 ---------------
                                                                         9,904
                                                                 ===============
Federal National Mortgage Association 11.7%
      6.199%  due 05/01/36 (d)                           6,174           6,231
      6.203%  due 08/01/29 (d)                             988             996
      6.205%  due 05/01/36 (d)                          16,719          16,871
      6.210%  due 05/01/36 (d)                             588             594
                                                                 ---------------
                                                                        24,692
                                                                 ===============
Government National Mortgage Association 7.6%
      6.000% due 02/20/26-01/20/27 (d)(f)               10,816          11,019
      7.000% due 09/20/23-08/20/25 (d)(f)                4,920           5,043
                                                                 ---------------
                                                                        16,062
                                                                 ===============
Other Mortgage-Backed Securities 0.9%
Federal National Mortgage Assn.
      1.000%  due 06/25/23                                 317             309
First Nationwide Trust
      6.722%  due 10/25/18 (d)                              38              38
Resolution Trust Corp.
      8.625%  due 10/25/21                                 424             425
      6.681%  due 05/25/29 (d)                           1,047           1,054
                                                                 ---------------
                                                                         1,826
                                                                 ===============
Stripped Mortgage-Backed Securities 1.4%
Federal Home Loan Mortgage Corp. (IO)
      7.000%  due 06/15/19                               8,000           1,192
Federal National Mortgage Assn. (IO)
      6.000%  due 10/25/03                                 211               1
      7.000%  due 07/25/06                               2,617             327
      6.500%  due 12/25/06                               6,968             592
      7.000%  due 05/25/13                                 424               4
      6.500%  due 06/25/17                               3,988             331
      6.500%  due 10/25/23                               2,738             419
                                                                 ---------------
                                                                         2,866
                                                                 ---------------
Total Mortgage-Backed Securities                                        55,350
(Cost $55,003)                                                   ===============



76  PIMCO Funds See accompanying notes

                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)

--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 7.2%
--------------------------------------------------------------------------------

Community Trust Bancorp, Inc.
      6.500%  due 09/15/03                      $        3,900    $      3,913
Green Tree Financial Group
      6.420%  due 04/15/28                               8,207           8,245
LIBOR-Index Certificates
      9.040%  due 10/01/03 (d)                           1,000           1,000
      9.277%  due 10/01/03 (d)                           2,000           2,000
                                                                  --------------
Total Asset-Backed Securities                                           15,158
(Cost $15,123)                                                    ==============

--------------------------------------------------------------------------------
  SOVEREIGN ISSUES 3.3%
--------------------------------------------------------------------------------

Government of Malaysia
      5.875%  due 10/19/05 (d)                           1,250           1,187
Nafinsa Finance Trust II
      8.356%  due 03/31/99 (d)                              34              30
Republic of Argentina
      6.688%  due 03/31/05 (d)                           6,175           5,696
                                                                  --------------
Total Sovereign Issues                                                   6,913
(Cost $6,505)                                                     ==============

--------------------------------------------------------------------------------
  FOREIGN CURRENCY-DENOMINATED ISSUES (c)(e) 2.1%
--------------------------------------------------------------------------------

Commonwealth of Canada
      4.250%  due 12/01/26 (g)                    C$     2,267           1,654
Commonwealth of New Zealand
      4.500%  due 02/15/16 (g)                    N$     5,400           2,845
                                                                  --------------
Total Foreign Currency-Denominated Issues                                4,499
(Cost $5,214)                                                     ==============

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 21.6%
--------------------------------------------------------------------------------

Certificates of Deposit 2.6%
Banco Latino
      6.550%  due 04/14/98                         $     1,500           1,500
Bank of Tokyo
      6.050%  due 05/13/98                               4,000           4,000
                                                                  --------------
                                                                         5,500
                                                                  ==============
Commercial Paper 18.6%
Abbott Laboratories
      5.520%  due 04/21/98                                 900             897
Caisse d'Amortissement
      5.520%  due 04/27/98                               7,000           6,972
E.I. Du Pont de Nemours
      5.450%  due 04/09/98                                 500             499
      5.540%  due 04/28/98                               1,500           1,494
Emerson Electric Co.
      5.500%  due 04/23/98                               2,500           2,492
General Electric Capital Corp.
      5.500%  due 05/20/98                              10,000           9,925
General Motors Acceptance Corp.
      5.740%  due 06/10/98                               1,000             989
KFW International Finance, Inc.
      5.520%  due 04/01/98                               3,900           3,900
      5.520%  due 04/03/98                               2,700           2,699
      5.510%  due 04/24/98                                 400             399
National Rural Utilities Cooperative
      5.500%  due 05/21/98                                 200             198
New Center Asset Trust
      5.510%  due 06/03/98                               2,200           2,178
Southwestern Public Service Co.
      5.530%  due 05/08/98                               1,100           1,094
TCI Communications, Inc.
      6.062%  due 05/08/98                               2,200           2,186
Wisconsin Electric Power & Light
      5.530%  due 04/07/98                               3,200           3,197
                                                                  --------------
                                                                        39,119
                                                                  ==============
Repurchase Agreement 0.4%
State Street Bank
      5.000%  due 04/01/98                                 807             807
                                                                  --------------
     (Dated 03/31/98. Collateralized by U.S.
     Treasury Note 6.250% 06/30/98 Valued at $824,105.
     Repurchase proceeds are $807,112.)




U.S. Treasury Bills (b)(f) 0.0%
      4.977%  due 04/16/98-06/25/98           $             20    $         20
                                                                  --------------
Total Short-Term Instruments                                            45,446
(Cost $45,447)                                                    ==============

Total Investments (a) 101.3%                                      $    213,036
(Cost $212,787)

Other Assets and Liabilities (Net) (1.3%)                               (2,840)
                                                                  --------------

Net Assets 100.0%                                                 $    210,196
                                                                  ==============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                         $      1,992

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (1,162)
                                                                  --------------

Unrealized appreciation-net                                       $        830
                                                                  ==============

(b) Securities with an aggregate market value of
$20 have been segregated with the custodian to
cover margin requirements for the following open
future contracts at March 31, 1998:
                                                                    Unrealized
Type                                                  Contracts   Depreciation
--------------------------------------------------------------------------------
United Kingdom 90 Day LIBOR                                  10   $         (1)
U.S. Treasury 2 Year Note (06/98)                            11             (1)
                                                                  --------------
                                                                  $         (2)
                                                                  ==============

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                          Principal
                             Amount                                 Unrealized
                            Covered                  Expiration   Appreciation/
Type                    by Contract                       Month  (Depreciation)
--------------------------------------------------------------------------------
Sell            C$            2,390                    06/24/98   $         (9)
Sell            N$            4,940                    04/15/98             71
Sell                            381                    05/05/98             14
                                                                  --------------
                                                                  $         76
                                                                  ==============

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

          C$-  Canadian Dollar
          N$-  New Zealand Dollar

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.



                                   1998 Annual Report See accompanying notes  77

Schedule of Investments

Long-Term U.S. Government Fund
March 31, 1998
                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 8.2%
--------------------------------------------------------------------------------

Student Loan Marketing Assn.
      6.080%  due 06/30/00 (b)                  $        1,000       $   1,002
      5.735%  due 07/25/04 (b)                             708             708
      5.795%  due 10/25/05 (b)                           4,385           4,384
                                                                     -----------
Total U.S. Government Agencies                                           6,094
(Cost $6,074)                                                        ===========

--------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 71.2%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities
      3.625%  due 07/15/02 (c)                           2,522           2,499
U.S. Treasury Bonds
      9.125%  due 05/15/18                               9,100          12,382
      8.875%  due 02/15/19                               1,800           2,406
      8.125%  due 05/15/21                               2,150           2,708
      6.875%  due 08/15/25                               6,750           7,524
      6.000%  due 02/15/26                              13,600          13,579
      6.500%  due 11/15/26                               3,100           3,307
      6.625%  due 02/15/27                               1,250           1,356
      6.125%  due 11/15/27                               2,500           2,564
U.S. Treasury Notes
      5.750%  due 11/15/00                               3,100           3,106
      6.625%  due 03/31/02                               1,500           1,550
                                                                     -----------
Total U.S. Treasury Obligations                                         52,981
(Cost $52,884)                                                       ===========

--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 64.5%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 34.3%
Bear Stearns
      7.100%  due 06/25/24                                 385             385
California Federal Bank
      6.593%  due 08/25/30 (b)                           1,329           1,333
Federal Home Loan Mortgage Corp.
      9.500%  due 01/15/05                                  98             102
      6.750%  due 07/15/05                               1,146           1,152
      6.000%  due 03/15/07                                 150             150
      5.500%  due 05/15/07                                 100              99
      8.000%  due 02/15/15                                 274             287
      7.000%  due 03/25/15                               1,200           1,206
      7.000%  due 07/15/22                                 931             939
      6.500%  due 05/15/23                                 123             116
      7.000%  due 05/15/23                                 918             927
      7.000%  due 08/15/23                                 186             182
      7.000%  due 09/15/23                                  68              68
      6.500%  due 11/15/23                                 408             391
      6.500%  due 11/25/23                                 146             137
      6.500%  due 12/15/23                                 476             460
      6.500%  due 02/15/24                                  13              13
      6.500%  due 03/15/24                                 305             285
      8.000%  due 12/15/24                               1,000           1,028
Federal Housing Administration
      7.430%  due 11/01/23                               1,548           1,592
      7.430%  due 01/01/24                                 407             421
Federal National Mortgage Assn.
      7.500%  due 04/25/99                               1,007           1,014
      5.750%  due 06/25/06                                 590             588
      5.600%  due 07/25/06                                 400             397
      4.950%  due 06/25/10                                 497             496
      7.000%  due 03/25/13                                 872             876
      6.250%  due 12/25/13                                  68              64
      5.500%  due 04/25/14                                 232             231
      5.750%  due 12/25/16                                 250             249
      8.750%  due 08/25/20                                 204             209
      8.000%  due 03/25/22                                  41              42
      7.000%  due 04/25/22                                 738             738
      7.000%  due 06/25/22                                 356             345
      7.000%  due 10/25/22                                 639             655
      7.800%  due 10/25/22                                 762             787
      6.900%  due 05/25/23                                 119             116
      7.000%  due 05/25/23                                 548             544
      7.000%  due 06/25/23                                 362             362
      6.500%  due 12/25/23                                 171             158
      6.500%  due 01/25/24                                 178             166
      7.000%  due 05/18/27                               1,344           1,336
First Boston Mortgage Securities Corp.
      7.300%  due 07/25/23                               1,246           1,252
General Electric Capital Mortgage
      7.500%  due 03/25/19                                  56              57
Independent National Mortgage Corp.
      8.474%  due 01/25/25 (b)                             326             335
Prudential Home
      6.500%  due 12/25/22                                  22              22
      6.950%  due 09/25/23                                  59              58
      6.500%  due 01/25/24                               1,158           1,054
Residential Funding
      8.290%  due 03/25/25 (b)                             256             262
Resolution Trust Corp.
      6.950%  due 06/25/23 (b)                             112             112
Vendee Mortgage
      6.500%  due 06/15/24                               1,913           1,753
                                                                     -----------
                                                                        25,551
                                                                     ===========
Federal Home Loan Mortgage Corporation 0.4%
      7.642%  due 05/01/22 (b)                             163             168
      7.850%  due 06/01/22 (b)                             143             149
                                                                     -----------
                                                                           317
                                                                     ===========
Federal Housing Administration 6.3%
      5.871%  due 11/01/19                                 163             168
      7.430%  due 12/28/17-12/01/23 (d)                  4,361           4,493
                                                                     -----------
                                                                         4,661
                                                                     ===========
Federal National Mortgage Association 7.3%
      6.199%  due 04/23/28 (b)                           1,500           1,510
      6.213%  due 11/01/35 (b)                             433             436
      8.006%  due 10/01/24 (b)                             316             327
      8.500%  due 09/01/27                               3,000           3,143
                                                                     -----------
                                                                         5,416
                                                                     ===========
Government National Mortgage Association 11.3%
      7.000%  due 02/20/24-11/20/26 (b)(d)               6,973           7,132
      7.375%  due 06/20/23-04/20/26 (b)(d)               1,291           1,325
                                                                     -----------
                                                                         8,457
                                                                     ===========
Other Mortgage-Backed Securities 3.8%
Norwest Asset Securities Corp.
      6.500%  due 02/25/12                               1,293           1,296
Resolution Trust Corp.
      6.681%  due 05/25/29 (b)                           1,396           1,405
Ryland Acceptance Corp.
      7.644%  due 11/28/22 (b)                             107             109
                                                                     -----------
                                                                         2,810
                                                                     ===========
Stripped Mortgage-Backed Securities 1.1%
Federal Home Loan Mortgage Corp. (IO)
      7.000%  due 09/15/99                                 138               7
      7.000%  due 03/15/03                               1,715             272
      7.000%  due 07/15/04                                 218               6
      6.500%  due 08/15/06                                 252              19
      6.500%  due 10/15/06                                 394              39
      6.500%  due 11/15/06                                 515              39
      6.000%  due 10/15/07                                 464              38
      7.000%  due 02/15/26                                 223              19
Federal National Mortgage Assn. (IO)
      6.500%  due 02/25/07                                 264              25
      6.500%  due 08/25/20                                 861              79
      6.500%  due 09/25/21                                 898             129
      7.000%  due 12/25/21                                 500              70
Federal National Mortgage Assn. (PO)
      0.000%  due 09/25/23                                  60              59
                                                                     -----------
                                                                           801
                                                                     -----------
Total Mortgage-Backed Securities                                        48,013
(Cost $46,705)                                                       ===========

--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 4.1%
--------------------------------------------------------------------------------

Conti Mortgage Home Equity Loan Trust
      6.190%  due 10/15/11 (b)                             744             743
      5.794%  due 10/15/12 (b)                           1,000           1,000
General Electric Capital Mortgage
      6.555%  due 08/25/07                               1,315           1,313
                                                                     -----------
Total Asset-Backed Securities                                            3,056
(Cost $3,053)                                                        ===========


78 PIMCO Funds See accompanying notes

Schedule of Investments

Long-Term U.S. Government Fund
March 31, 1998
                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 8.1%
--------------------------------------------------------------------------------

Repurchase Agreements 8.1%
State Street Bank
      5.000%  due 04/01/98                         $        129      $     129
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 5.500% 11/15/98 valued at
      $132,600. Repurchase proceeds are $129,018.)

Daiwa Securities America
      5.800%  due 04/01/98                                5,900          5,900
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 6.500% 08/15/05 valued at
      $5,988,163. Repurchase proceeds are
      $5,900,951.)

                                                                     -----------
Total Short-Term Instruments                                             6,029
(Cost $6,029)                                                        ===========

Total Investments (a) 156.1%                                         $ 116,173
(Cost $114,745)

Other Assets and Liabilities (Net) (56.1%)                             (41,734)
                                                                     -----------

Net Assets 100.0%                                                    $  74,439
                                                                     ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   1,736
Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (272)
                                                                     -----------

Unrealized appreciation-net                                          $   1,464
                                                                     ===========

(b) Variable rate security. The rate listed is as of March 31, 1998.

(c) Principal amount of the security is adjusted for inflation.

(d) Securities are grouped by coupon and represent a range of maturities.


                                    1998 Annual Report See accompanying notes 79

Schedule of Investments

Real Return Bond Fund
March 31, 1998
                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 16.6%
--------------------------------------------------------------------------------

Banking and Finance 16.6%
Ford Motor Credit
      5.626%  due 02/13/03 (d)                 $           350   $         350
J.P. Morgan & Co.
      6.189%  due 02/15/12 (f)                             350             325
Salomon, Smith Barney Holdings
      3.650%  due 02/14/02 (f)                             255             246
Toyota Motor Credit Corp.
      4.816%  due 02/15/02 (f)                             400             385
                                                                 -------------
Total Corporate Bonds and Notes                                          1,306
                                                                 =============
(Cost $1,331)

================================================================================
  U.S. GOVERNMENT AGENCIES 10.3%
================================================================================

Federal Home Loan Bank
      4.121%  due 02/15/02 (d)                             350             340
Student Loan Marketing Assn.
      5.089%  due 02/20/00 (d)                             250             246
      5.674%  due 10/25/04 (d)                             226             226
                                                                 -------------
Total U.S. Government Agencies                                             812
                                                                 =============
(Cost $811)

================================================================================
  U.S. TREASURY OBLIGATIONS 119.5%
================================================================================

Treasury Inflation Protected Securities
      3.625%  due 07/15/02 (f)                           6,000           6,054
      3.625%  due 07/15/02 (f)                             404             400
      3.375%  due 01/15/07 (f)                           3,060           2,968
                                                                 -------------
Total U.S. Treasury Obligations                                          9,422
                                                                 =============
(Cost $9,526)

================================================================================
  ASSET-BACKED SECURITIES 19.1%
================================================================================

Capital Equipment Receivables Trust
      6.030%  due 02/15/00                                 250             251
First Plus Home Loan Trust
      5.796%  due 10/10/06 (d)                             209             208
IMC Home Equity Loan Trust
      5.765%  due 05/21/12 (d)                             262             262
NationsBank Auto Owner Trust
      6.375%  due 07/15/00                                 250             251
Pacific Southwest Bank
      6.060%  due 06/15/02                                 116             116
Premiere Auto Trust
      6.150%  due 03/06/00                                 250             251
The Money Store Home Equity Trust
      6.815%  due 07/15/06                                 164             164
                                                                 -------------
Total Asset-Backed Securities                                            1,503
                                                                 =============
(Cost $1,500)

================================================================================
  FOREIGN CURRENCY-DENOMINATED ISSUES (b)(c) 3.2%
================================================================================

Commonwealth of Canada
      4.250%  due 12/01/26 (f)                    C$       201             147
Commonwealth of New Zealand
      4.500%  due 02/15/16 (f)                    N$       200             105
                                                                 -------------
Total Foreign Currency-Denominated Issues                                  252
                                                                 =============
(Cost $271)

================================================================================
  PREFERRED STOCK 4.2%
================================================================================

                                                        Shares
Sanwa International                                     45,000             333
                                                                 -------------
Total Preferred Stock                                                      333
                                                                 =============
(Cost $355)

================================================================================
  SHORT-TERM INSTRUMENTS 4.2%
================================================================================
                                                    Principal
                                                     Amount
                                                     (000s)
Commercial Paper 2.5%
BellSouth Telecommunications, Inc.
      5.510%  due 04/22/98                         $       100   $         100
      5.490%  due 05/20/98                                 100              99
                                                                 -------------
                                                                           199
                                                                 =============
Repurchase Agreement 1.7%
State Street Bank
      5.000%  due 04/01/98                                 131             131
                                                                 -------------
(Dated 03/31/98. Collateralized by U.S. Treasury
Note 5.250% 01/31/01 valued at $134,552.
Repurchase proceeds are $131,018.)

Total Short-Term Instruments                                               330
                                                                 =============
(Cost $330)

Total Investments (a) 177.1%                                     $      13,958
(Cost $14,124)

Written Options (e) (0.7%)                                                 (55)
(Premiums $88)

Other Assets and Liabilities (Net) (76.4%)                              (6,021)
                                                                 -------------
Net Assets 100.0%                                                $       7,882
                                                                 =============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $          10

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (179)
                                                                 -------------

Unrealized depreciation-net                                      $        (169)
                                                                 =============

(b) Foreign forward currency contracts outstanding at March 31, 1998:

                          Principal
                             Amount                                  Unrealized
                            Covered                 Expiration    Appreciation/
Type                    by Contract                      Month   (Depreciation)
--------------------------------------------------------------------------------
Buy             C$              465                      04/98   $          (5)
Sell                            599                      04/98              (1)
Sell                             70                      06/98               0
Sell            JY           45,000                      06/98              16
Sell            N$              199                      04/98               3
                                                                 -------------
                                                                 $          13
                                                                 =============

(c) Principal amount denoted in indicated currency:
          C$ -  Canadian Dollar
          JY -  Japanese Yen
          N$ -  New Zealand Dollar

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Premiums received on written options:

                                                         Premiums
Type                                        Par          Received        Value
--------------------------------------------------------------------------------
Call - OTC Sanwa Communications
   Strike @ 1,270 Exp. 02/26/99        $     35      $         88    $      55

(f) Principal amount of the security is adjusted for inflation.



80  PIMCO Funds See accompanying notes

Schedule of Investments

Foreign Bond Fund
March 31, 1998
                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
================================================================================
  ARGENTINA (e) 2.0%
================================================================================

Republic of Argentina
      2.976%  due  04/01/01 (d)                   AP     4,578    $      4,302
      8.726%  due  04/10/05 (d)                    $     4,424           4,424
                                                                  ------------
Total Argentina                                                          8,726
                                                                  ============
(Cost $8,334)

================================================================================
  AUSTRALIA (c)(e) 6.4%
================================================================================

Australian Wheat Board
      5.460%  due 04/23/98                               7,100           7,076
      5.450%  due 04/23/98                               3,500           3,488
Commonwealth of Australia
      9.500%  due 08/15/03                        A$       500             393
     10.000%  due 02/15/06                               2,070           1,745
      8.750%  due 08/15/08                               3,800           3,088
      7.500%  due 09/15/09                              15,630          11,769
                                                                  ------------
Total Australia                                                         27,559
                                                                  ============
(Cost $28,390)

================================================================================
  AUSTRIA 0.2%
================================================================================

Oesterreichische
      5.500%  due 04/20/98                         $     1,000             997
                                                                  ------------
Total Austria                                                              997
                                                                  ============
(Cost $997)

================================================================================
  BELGIUM (c)(e) 1.2%
================================================================================

Kingdom of Belgium
      9.000%  due 03/28/03                        BF       200               6
      5.100%  due 11/21/04 (d)                         183,200           5,284
                                                                  ------------
Total Belgium                                                            5,290
                                                                  ============
(Cost $6,087)

================================================================================
  CANADA (c)(e) 3.2%
================================================================================

Commonwealth of Canada
      6.000%  due 04/02/98                        C$     7,840           5,523
      8.000%  due 06/01/23                               6,152           5,638
Rogers Cantel, Inc.
     10.500%  due 06/01/06                               2,500           1,962
Sears Canada
     11.700%  due 07/10/00                               1,000             793
                                                                  ------------
Total Canada                                                            13,916
                                                                  ============
(Cost $13,734)

================================================================================
  COLOMBIA (c)(e) 0.3%
================================================================================

Republic of Columbia
      3.000%  due 12/22/00                        JY   150,000           1,141
                                                                  ------------
Total Colombia                                                           1,141
                                                                  ============
(Cost $1,166)

================================================================================
  CROATIA 1.0%
================================================================================

Republic of Croatia
      6.500%  due 07/31/06 (d)                     $     2,293           2,103
      6.500%  due 07/31/10 (d)                           2,250           1,997
                                                                  ------------
Total Croatia                                                            4,100
                                                                  ============
(Cost $4,311)

================================================================================
  DENMARK (c)(e) 1.5%
================================================================================

Kingdom of Denmark
      8.000%  due 05/15/03                        DK    29,500           4,796
      8.000%  due 03/15/06                               8,840           1,494
                                                                  ------------
Total Denmark                                                            6,290
                                                                  ============
(Cost $6,865)

================================================================================
  FINLAND (c)(e) 5.8%
================================================================================

Republic of Finland
      7.378%  due 08/14/98                        FM    46,000    $      8,090
      7.250%  due 04/18/06                              68,000          14,015
      6.000%  due 04/25/08                               3,000             576
      8.250%  due 10/15/10                              10,000           2,274
                                                                  ------------
Total Finland                                                           24,955
                                                                  ============
(Cost $25,043)

================================================================================
  FRANCE (c)(e) 5.7%
================================================================================

Caisse d'Amortissement
      5.460%  due 04/14/98                         $     2,300           2,295
      5.520%  due 04/27/98                               9,100           9,064
Republic of France
      7.750%  due 10/25/05                        FF    17,000           3,255
      5.250%  due 04/25/08                              60,000           9,912
                                                                  ------------
Total France                                                            24,526
                                                                  ============
(Cost $24,653)

================================================================================
  GERMANY (c)(e) 14.0%
================================================================================

KFW International Finance, Inc.
      5.530%  due 04/16/98                         $    14,600          14,566
Republic of Germany
      5.000%  due 11/12/02                        DM     1,300             718
      7.125%  due 12/20/02                                 500             300
      6.500%  due 07/04/27                              38,345          23,778
Treuhandanstalt
      7.375%  due 12/02/02                              34,000          20,561
      6.875%  due 06/11/03                                 240             143
                                                                  ------------
Total Germany                                                           60,066
                                                                  ============
(Cost $59,196)

================================================================================
  GREECE (c)(e) 6.1%
================================================================================

Hellenic Republic
     11.200%  due 05/19/03 (d)                    GD   100,000             311
     11.100%  due 06/17/03 (d)                         107,400             339
     11.000%  due 10/23/03 (d)                         376,000           1,188
      8.800%  due 06/19/07                           7,501,700          24,470
                                                                  ------------
Total Greece                                                            26,308
                                                                  ============
(Cost $28,198)

================================================================================
  ITALY (c)(e) 6.6%
================================================================================

Republic of Italy
      6.000%  due 01/01/00                        IL36,440,000          20,499
      7.250%  due 11/01/26                          11,515,000           7,759
                                                                  ------------
Total Italy                                                             28,258
                                                                  ============
(Cost $28,720)

================================================================================
  JAPAN (c)(e) 7.8%
================================================================================

Bank of Tokyo
      6.000%  due 05/11/98                         $       900             900
      6.040%  due 05/11/98                               1,000           1,000
      6.430%  due 06/19/98                               8,000           8,000
Government of Japan
      6.400%  due 03/20/00                        JY 1,174,600           9,812
      4.500%  due 06/20/03                             265,000           2,311
      2.600%  due 09/20/07                           1,055,000           8,458
Sanwa Bank Limited
      6.160%  due 05/11/98                         $     2,940           2,940
                                                                  ------------
Total Japan                                                             33,421
                                                                  ============
(Cost $34,655)


                                   1998 Annual Report See accompanying notes  81

Foreign Bond Fund
March 31, 1998
                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
================================================================================
  MEXICO (c)(e) 3.9%
================================================================================

Banco Nacional de Comercio Exterior
      8.000%  due 05/06/98                        DM    13,000    $      7,046
Bancomer
      8.000%  due 07/07/98                         $     2,000           2,000
Petroleos Mexicanos
      7.750%  due 09/30/98                        FF    22,000           3,600
United Mexican States
      7.000%  due 06/02/03                        C$     6,250           4,188
                                                                  ------------
Total Mexico                                                            16,834
                                                                  ============
(Cost $17,625)

================================================================================
  NETHERLANDS (c)(e) 1.5%
================================================================================

Kingdom of Netherlands
      6.250%  due 07/15/98                        DG     7,500    $      3,627
      5.750%  due 01/15/04                               4,880           2,473
      8.250%  due 02/15/07                                 400             237
                                                                  ------------
Total Netherlands                                                        6,337
                                                                  ============
(Cost $7,173)

================================================================================
  NEW ZEALAND (c)(e) 2.5%
================================================================================

Commonwealth of New Zealand
      8.000%  due 04/15/04                        N$     9,350           5,337
      4.500% due 02/15/16 (g)                           10,000           5,269
                                                                  ------------
Total New Zealand                                                       10,606
                                                                  ============
(Cost $12,727)

================================================================================
  SPAIN (c)(e) 1.8%
================================================================================

Kingdom of Spain
     10.000%  due 02/28/05                        SP   947,100           7,809
                                                                  ------------
Total Spain                                                              7,809
                                                                  ============
(Cost $8,242)

================================================================================
  SUPRANATIONAL (c)(e) 0.4%
================================================================================

European Bank for Reconstruction & Development
      9.000%  due 04/22/98                        PP    49,000           1,271
World Bank
     10.250%  due 04/11/02                              31,000             614
                                                                  ------------
Total Supranational                                                      1,885
                                                                  ============
(Cost $3,039)

================================================================================
  SWEDEN (c)(e) 8.8%
================================================================================

Kingdom of Sweden
      5.490%  due 06/11/98                         $     3,500           3,462
     10.250%  due 05/05/00                        SK   186,100          25,648
     13.000%  due 06/15/01                              11,200           1,723
      8.000%  due 08/15/07                              12,100           1,809
      9.000%  due 04/20/09                              32,000           5,193
                                                                  ------------
Total Sweden                                                            37,835
                                                                  ============
(Cost $39,532)

================================================================================
  UNITED KINGDOM (c)(e) 12.5%
================================================================================

United Kingdom Gilt
      8.000%  due 12/07/00                        BP     1,000           1,734
      6.750%  due 11/26/04                                 190             330
      8.500%  due 12/07/05                              16,051          30,879
      7.250%  due 12/07/07                              11,404          20,919
                                                                  ------------
Total United Kingdom                                                    53,862
                                                                  ============
(Cost $50,110)

================================================================================
  UNITED STATES 18.1%
================================================================================

Corporate Bonds and Notes 2.5%
J.P. Morgan & Co.
      6.189%  due  02/15/12 (g)                    $     5,000           4,645
Salomon, Smith Barney Holdings
      3.650%  due 02/14/02 (g)                           5,094           4,917
Tokai Capital Corp.
      9.980%  due 12/31/49 (d)                           1,000           1,017
                                                                  ------------
                                                                        10,579
                                                                  ============

================================================================================
Mortgage-Backed Securities 6.0%
Collateralized Mortgage Obligation Trust
      9.000%  due 05/01/14                         $        26    $         26
Federal Home Loan Mortgage Corp.
      9.050%  due 06/15/19                                 138             147
Government National Mortgage Assn.
      7.000%  due 11/20/21-09/20/25 (d)(f)              14,386          14,740
      7.375%  due 05/20/22-05/20/23 (d)(f)               1,103           1,135
Independent National Mortgage Corp.
      8.304%  due 11/25/24 (d)                             228             236
Morgan Stanley Mortgage
      8.150%  due 07/20/21                                   4               4
PaineWebber Mortgage
      7.000%  due 10/25/23                                 768             769
Resolution Trust Corp.
     10.261%  due 05/25/24 (d)                             116             117
      7.750%  due 04/25/28                               1,970           1,968
Sears Mortgage
      6.855%  due 06/25/22 (d)                             181             183
Structured Asset Securities Corp.
      5.890%  due 01/25/00 (d)                           6,260           6,260
                                                                  ------------
                                                                        25,585
                                                                  ============
U.S. Government Agencies 3.3%
Federal Home Loan Bank
      4.121%  due 02/15/02 (d)                          14,000          13,581
Student Loan Marketing Assn.
      5.693%  due 04/25/04 (d)                             793             793
                                                                  ------------
                                                                        14,374
                                                                  ============
U.S. Treasury Obligations 6.3%
Treasury Inflation Protected Securities
      3.625%  due 07/15/02 (g)                          26,233          25,987
U.S. Treasury Bonds
      6.000%  due 02/15/26                               1,150           1,148
                                                                  ------------
                                                                        27,135
                                                                  ------------
Total United States                                                     77,673
                                                                  ============
(Cost $77,944)

================================================================================
  SHORT-TERM INSTRUMENTS 45.3%
================================================================================

Commercial Paper 44.6%
Abbott Laboratories
      5.520%  due 04/03/98                               6,000           5,999
      5.500%  due 04/14/98                               7,300           7,286
American Express Credit
      5.530%  due 04/22/98                              12,200          12,161
Ameritech Corp.
      5.500%  due 04/13/98                               8,000           7,985
E.I. Du Pont de Nemours
      5.510%  due 04/07/98                               8,600           8,592
      5.450%  due 04/08/98                               2,800           2,797
      5.510%  due 04/28/98                               6,400           6,374
Emerson Electric Co.
      5.440%  due 04/03/98                               6,100           6,098
      5.510%  due 04/27/98                               2,000           1,992
Federal National Mortgage Assn.
      5.490%  due 04/30/98                               9,000           8,960
Florida Power Corp.
      5.520%  due 04/22/98                               4,000           3,987
Ford Motor Credit Corp.
      5.490%  due 04/03/98                               2,700           2,699
      5.420%  due 04/10/98                               2,500           2,497
      5.460%  due 04/10/98                              10,000           9,986
      5.550%  due 04/17/98                               1,400           1,397
General Electric Capital Corp.
      5.520%  due 04/09/98                               8,000           7,990
      5.500%  due 05/20/98                               9,800           9,727
General Motors Acceptance Corp.
      5.470%  due 04/08/98                               6,800           6,793
IBM Credit Corp.
      5.530%  due 04/09/98                               4,400           4,395
Motorola, Inc.
      5.500%  due 04/09/98                              12,000          11,985
National Rural Utilities Cooperative
      5.500%  due 04/07/98                               5,000           4,995
      5.430%  due 04/09/98                               1,600           1,598
      5.510%  due 06/15/98                              10,000           9,884


82  PIMCO Funds See accompanying notes

                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
================================================================================

New Center Asset Trust
      5.540%  due 04/09/98                      $       12,000    $     11,985
      5.570%  due 05/13/98                               4,500           4,471
Procter & Gamble Co.
      5.450%  due 04/09/98                               1,500           1,498
      5.510%  due 05/14/98                               3,000           2,980
Shell Oil Co.
      5.490%  due 04/30/98                              19,000          18,916
Tampa Electric
      5.470%  due 04/03/98                               1,300           1,300
Wisconsin Electric Power & Light
      5.500%  due 04/10/98                               4,600           4,594
                                                                  ------------
                                                                       191,921
                                                                  ============
Repurchase Agreement 0.4%
State Street Bank
      5.000%  due 04/01/98                               1,537           1,537
                                                                  ------------
     (Dated 03/31/98. Collateralized by U.S. Treasury
     Note 6.250% 03/31/99 valued at $1,569,993.
     Repurchase proceeds are $1,537,213.)

U.S. Treasury Bills (b)(f) 0.3%
      4.998%  due 04/16/98-07/23/98                      1,335           1,326
                                                                  ------------
Total Short-Term Instruments                                           194,784
                                                                  ============
(Cost $194,785)

Total Investments (a) 156.6%                                      $    673,178
(Cost $681,526)

Other Assets and Liabilities (Net) (56.6%)                            (243,372)
                                                                  ------------

Net Assets 100.0%                                                 $    429,806
                                                                  ============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                         $      4,928

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (13,556)
                                                                  ------------

Unrealized depreciation-net                                       $     (8,628)
                                                                  ============

(b) Securities with an aggregate market value of $1,326
have been segregated with the custodian to cover margin
requirements for the following open future contracts at
March 31, 1998:
                                                                    Unrealized
                                                                 Appreciation/
Type                                                 Contracts  (Depreciation)
--------------------------------------------------------------------------------

Commonwealth of Australia 3 Year Note (06/98)              218    $        141
Government of Japan 10 Year Note (06/98)                    25              96
Kingdom of Spain 10 Year Note (06/98)                       45              22
Republic of France 10 Year Note (06/98)                     64              33
U.S. Treasury 10 Year Note (06/98)                         342             (12)
                                                                  ------------
                                                                  $        280
                                                                  ============


================================================================================
(c) Foreign forward currency contracts outstanding at March 31, 1998:

                           Principal
                              Amount                                Unrealized
                             Covered                 Expiration   Appreciation/
Type                     by Contract                      Month  (Depreciation)
--------------------------------------------------------------------------------

Sell            A$             2,448                      04/98   $        (12)
Buy             BF             1,490                      05/98             (1)
Sell                         207,169                      05/98             84
Buy             BP             6,265                      04/98            334
Buy                              479                      06/98             (2)
Sell                          12,663                      04/98           (544)
Sell                              35                      06/98              0
Buy             C$            39,183                      06/98             85
Sell                          22,583                      04/98            (35)
Sell                           5,439                      06/98              7
Buy             DG             1,140                      05/98            (11)
Sell                           1,935                      05/98             15
Sell                           4,898                      06/98             19
Sell            DK            11,788                      04/98             34
Buy             DM            48,287                      04/98           (445)
Buy                            2,303                      05/98            (28)
Sell                           1,694                      04/98              2
Sell                           2,349                      05/98             27
Buy             EC             2,346                      04/98              2
Sell                           2,346                      04/98             35
Sell            FF            45,422                      05/98            148
Buy             FM            16,428                      04/98            (30)
Sell                          67,596                      04/98            274
Sell                          44,402                      05/98             99
Sell            GD           552,751                      04/98            190
Sell                         327,723                      05/98              0
Buy             IL         1,030,308                      04/98             (8)
Sell                       1,680,336                      04/98              1
Sell            JY           495,228                      05/98            167
Sell                         758,191                      06/98            132
Sell            N$            12,458                      04/98            180
Sell                           7,181                      05/98            264
Buy             NK            26,272                      04/98            (50)
Buy                           19,681                      05/98            (30)
Buy                           61,022                      06/98            (73)
Sell            SF            81,294                      06/98          1,467
Sell            SK             3,671                      04/98              5
Buy             SP         1,094,147                      04/98           (113)
Sell                       1,130,520                      04/98             87
                                                                  ------------
                                                                  $      2,276
                                                                  ============

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

          A$ - Australian Dollar
          AP - Argentine Peso
          BF - Belgian Franc
          BP - British Pound
          C$ - Canadian Dollar
          DG - Dutch Guilder
          DK - Danish Krone
          DM - German Mark
          EC - European Currency Unit
          FF - French Franc
          FM - Finnish Markka
          GD - Greek Drachma
          IL - Italian Lira
          JY - Japanese Yen
          N$ - New Zealand Dollar
          NK - Norwegian Kron
          PP - Philippines Peso
          SF - Swiss Franc
          SK - Swedish Krona
          SP - Spanish Peseta



                                   1998 Annual Report See accompanying notes  83

Foreign Bond Fund
March 31, 1998


================================================================================
(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1998:

                                             Fixed    Notional        Unrealized
Type                                      Rate (%)      Amount      Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread and
pay a fixed rate. The 10-year Swap
Spread is the difference between the
10-year Swap Rate and the 10-year
Treasury Rate.

Broker: Merrill Lynch
Exp. 04/18/02                                .3700  $       7,000  $        38

Broker: Merrill Lynch
Exp. 04/23/02                                .3700          3,000           16

Broker: Merrill Lynch
Exp. 05/30/02                                .3700          6,000           33

Broker: Merrill Lynch
Exp. 06/05/02                                .3575          3,000           18

Broker: Deutsche Bank AG New York
Exp. 06/06/02                                .3650          7,000           40
                                                                   -------------
                                                                   $       145
                                                                   =============


                                                         Notional    Unrealized
Type                                                       Amount   Depreciation
--------------------------------------------------------------------------------
Receive floating rate based on 6 month
Drachma/ATHIMID and pay fixed rate.

Broker: Merrill Lynch
Exp. 03/13/00                                  GD        5,258,759 $      (794)



84  PIMCO Funds See accompanying notes

Schedule of Investments

Global Bond Fund
March 31, 1998
                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
================================================================================
  ARGENTINA (e) 2.2%
================================================================================

Republic of Argentina
      2.976%  due 04/01/01 (d)                    AP     3,313     $     3,114
      8.726% due 04/10/05 (d)                      $     2,610           2,610
                                                                   -------------
Total Argentina                                                          5,724
(Cost $5,442)                                                      =============

================================================================================
  AUSTRALIA (c)(e) 5.4%
================================================================================

Commonwealth of Australia
      8.750%  due 08/15/08                        A$     3,600           2,925
      7.500%  due 09/15/09                              14,510          10,926
                                                                   -------------
Total Australia                                                         13,851
(Cost $14,487)                                                     =============

================================================================================
  BELGIUM (c)(e) 1.1%
================================================================================

Kingdom of Belgium
      5.100%  due 11/21/04 (d)                    BF    95,900           2,766
                                                                   -------------
Total Belgium                                                            2,766
(Cost $3,171)                                                      =============

================================================================================
  CANADA (c)(e) 5.9%
================================================================================

Commonwealth of Canada
      6.000%  due 04/02/98                        C$     7,160           5,044
      9.000%  due 12/01/04                                 355             302
      8.000%  due 06/01/23                                 360             330
      4.250%  due 12/01/26 (g)                           6,522           4,758
Rogers Cantel, Inc.
     10.500%  due 06/01/06                               6,000           4,708
                                                                   -------------
Total Canada                                                            15,142
(Cost $15,076)                                                     =============

================================================================================
  COLOMBIA (e) 0.3%
================================================================================

Republic of Columbia
      3.000%  due 12/22/00                        JY   100,000             761
                                                                   -------------
Total Colombia                                                             761
(Cost $777)                                                        =============

================================================================================
  CROATIA 1.0%
================================================================================

Republic of Croatia
      6.500%  due 07/31/06 (d)                     $     1,525           1,399
      6.500%  due 07/31/10 (d)                           1,440           1,278
                                                                   -------------
Total Croatia                                                            2,677
(Cost $2,860)                                                      =============

================================================================================
  DENMARK (c)(e) 1.2%
================================================================================

Kingdom of Denmark
      8.000%  due 05/15/03                        DK    16,400           2,666
      8.000%  due 03/15/06                               3,300             558
                                                                   -------------
Total Denmark                                                            3,224
(Cost $3,595)                                                      =============

================================================================================
  FINLAND (c)(e) 10.5%
================================================================================

Republic of Finland
      7.378%  due 08/14/98                        FM    41,000           7,211
      7.250%  due 04/18/06                              87,000          17,931
      8.250%  due 10/15/10                               9,000           2,047
                                                                   -------------
Total Finland                                                           27,189
(Cost $27,466)                                                     =============

================================================================================
  FRANCE (c)(e) 3.2%
================================================================================

Republic of France
      5.250%  due 04/25/08                        FF    50,400           8,326
                                                                   -------------
Total France                                                             8,326
(Cost $8,433)                                                      =============

================================================================================
  GERMANY (c)(e) 3.4%
================================================================================

KFW International Finance, Inc.
      5.520%  due 04/01/98                         $     8,000   $       8,000
Republic of Germany
      5.000%  due 11/12/02                        DM     1,400             773
                                                                   -------------
Total Germany                                                            8,773
(Cost $8,783)                                                      =============

================================================================================
  GREECE (c)(e) 7.7%
================================================================================

Hellenic Republic
     11.200%  due 05/19/03 (d)                    GD   100,000             311
     11.100%  due 06/17/03 (d)                          69,100             218
     11.000%  due 10/23/03 (d)                         344,000           1,087
      8.800%  due 06/19/07                           5,603,300          18,277
                                                                   -------------
Total Greece                                                            19,893
(Cost $21,435)                                                     =============

================================================================================
  ITALY (c)(e) 3.4%
================================================================================

Republic of Italy
      6.000%  due 01/01/00                        IL 15,580,000          8,764
                                                                   -------------
Total Italy                                                              8,764
(Cost $9,258)                                                      =============


================================================================================
  JAPAN (c)(e) 8.6%
================================================================================

Bank of Tokyo
      6.430%  due 06/19/98                         $    10,000          10,000
Sanwa Bank Limited
      6.160%  due 05/11/98                               2,100           2,100
      6.530%  due 06/22/98                              10,000          10,014
                                                                   -------------
Total Japan                                                             22,114
(Cost $22,100)                                                     =============


================================================================================
  MEXICO (c)(e) 1.1%
================================================================================

Banco Nacional de Comercio Exterior
      8.000%  due 05/06/98                        DM       500             271
United Mexican States
      7.000%  due 06/02/03                        C$     4,000           2,680
                                                                   -------------
Total Mexico                                                             2,951
(Cost $3,107)                                                      =============


================================================================================
  NETHERLANDS (c)(e) 0.3%
================================================================================

Kingdom of Netherlands
      8.250%  due 02/15/07                        DG     1,400             831
                                                                   -------------
Total Netherlands                                                          831
(Cost $806)                                                        =============


================================================================================
  NEW ZEALAND (c)(e) 2.8%
================================================================================

Commonwealth of New Zealand
      8.000%  due 04/15/04                        N$     8,050           4,595
      4.500%  due 02/15/16 (f)                           5,000           2,635
                                                                   -------------
Total New Zealand                                                        7,230
(Cost $8,760)                                                      =============


================================================================================
  SPAIN (c)(e) 1.8%
================================================================================

Kingdom of Spain
     10.000%  due 02/28/05                        SP   562,800           4,641
                                                                   -------------
Total Spain                                                              4,641
(Cost $5,061)                                                      =============


================================================================================
  SUPRANATIONAL (e) 0.7%
================================================================================

European Bank for Reconstruction & Development
      9.000%  due 04/22/98                        PP    46,000           1,194
World Bank
     10.250%  due 04/11/02                              29,000             574
                                                                   -------------
Total Supranational                                                      1,768
(Cost $2,849)                                                      =============




                                   1998 Annual Report See accompanying notes  85

Global Bond Fund
March 31, 1998
                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
--------------------------------------------------------------------------------
  SWEDEN (c)(e) 1.2%
--------------------------------------------------------------------------------

Kingdom of Sweden
     13.000%  due 06/15/01                        SK    10,300       $   1,584
      8.000%  due 08/15/07                               9,800           1,465
                                                                     -----------
Total Sweden                                                             3,049
(Cost $3,047)                                                        ===========

--------------------------------------------------------------------------------
  UNITED KINGDOM (c)(e) 12.1%
--------------------------------------------------------------------------------

Equitable
      8.000%  due 08/29/49 (d)                    BP     6,100          10,839
United Kingdom Gilt
      6.750%  due 11/26/04                                 570             990
      8.500%  due 12/07/05                               8,596          16,537
      7.250%  due 12/07/07                               1,459           2,676
                                                                     -----------
Total United Kingdom                                                    31,042
(Cost $28,736)                                                       ===========

--------------------------------------------------------------------------------
  UNITED STATES (e) 36.7%
--------------------------------------------------------------------------------

Corporate Bonds and Notes 7.0%
Dean Witter Discover
      5.867%  due 02/01/99 (d)                     $     1,000           1,001
      5.867%  due 02/05/99 (d)                           1,000           1,001
Hewlett-Packard Finance
      5.625%  due 11/20/00                        DM     1,300             721
Kansallis-Osake
      7.830%  due 09/30/43 (d)                     $     5,000           5,012
Salomon, Smith Barney Holdings
      3.650%  due 02/14/02 (g)                           6,113           5,901
TCI Communications, Inc.
      6.359%  due 04/01/02 (d)                           2,700           2,719
Tokai Capital Corp.
      9.980%  due 12/31/49 (d)                           1,000           1,017
United Air Lines
     10.670%  due 05/01/04                                 500             604
                                                                     -----------
                                                                        17,976
                                                                     ===========
U.S. Government Agencies 0.3%
Student Loan Marketing Assn.
      5.693%  due 04/25/04 (d)                             793             793
                                                                     -----------
U.S. Treasury Obligations 20.6%
Treasury Inflation Protected Securities
      3.625%  due 07/15/02 (g)                          32,287          31,984
U.S. Treasury Bonds
      6.000%  due 02/15/26                               1,400           1,398
U.S. Treasury Notes
      6.625%  due 03/31/02                              19,000           19,629
                                                                     -----------
                                                                        53,011
                                                                     ===========
Mortgage-Backed Securities 8.1%
Federal Home Loan Mortgage Corp.
      7.795%  due 05/01/23 (d)                             883             914
Federal Housing Administration
      7.399%  due 02/01/21                               1,601           1,647
Federal National Mortgage Assn.
      6.500%  due 04/01/09                                 672             676
      7.500%  due 11/01/01-01/01/02 (f)                    858             871
      7.750%  due 03/01/24 (d)                             349             359
      7.878%  due 11/01/23 (d)                             558             573
Government National Mortgage Assn.
      7.000%  due 07/20/22-09/20/25 (d)(f)               8,894           9,109
      7.375%  due 05/20/23-06/20/23 (d)(f)               1,086           1,118
Independent National Mortgage Corp.
      8.304%  due 11/25/24 (d)                             114             118
Residential Funding
      8.290%  due 03/25/25 (d)                           1,278           1,311
Resolution Trust Corp.
      8.000%  due 04/25/25                               1,000           1,033
Structured Asset Securities Corp.
      5.890%  due 01/25/00 (d)                           3,130           3,130
                                                                     -----------
                                                                        20,859
                                                                     ===========
Asset-Backed Securities 0.7%
Pacific Southwest Bank
       6.06%  due 06/15/02                               1,857           1,850
                                                                     -----------
Total United States                                                     94,489
(Cost $94,640)                                                       ===========

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 23.6%
--------------------------------------------------------------------------------

Commercial Paper 22.2%
E.I. Du Pont de Nemours
      5.450%  due 04/09/98                         $       400   $         400
Emerson Electric Co.
      5.500%  due 04/24/98                               3,000           2,989
      5.500%  due 04/30/98                               4,100           4,082
Federal Home Loan Mortgage Corp.
      5.485%  due 04/21/98                               2,400           2,393
Ford Motor Credit Corp.
      5.550%  due 04/02/98                               6,300           6,299
      5.480%  due 04/06/98                               3,000           2,998
General Electric Capital Corp.
      5.540%  due 04/15/98                               4,300           4,291
      5.470%  due 04/20/98                               2,700           2,692
General Motors Acceptance Corp.
      5.530%  due 04/08/98                               1,600           1,598
IBM Credit Corp.
      5.500%  due 05/06/98                               3,900           3,879
Motorola, Inc.
      5.500%  due 04/06/98                               7,000           6,995
National Rural Utilities Cooperative
      5.510%  due 06/15/98                               7,400           7,314
New Center Asset Trust
      5.530%  due 04/22/98                               2,900           2,891
      5.530%  due 05/20/98                               5,200           5,161
Southwestern Public Service Co.
      5.510%  due 04/24/98                               3,200           3,189
                                                                     -----------
                                                                        57,171
                                                                     ===========
Repurchase Agreement 0.8%
State Street Bank
      5.000%  due 04/01/98                               2,146           2,146
                                                                     -----------
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 6.250% 03/31/99 valued at
      $2,188,933. Repurchase proceeds are
      $2,146,298.)

U.S. Treasury Bills (b)(f) 0.6%
      5.011%  due 04/16/98-07/23/98                      1,555           1,539
                                                                     -----------
Total Short-Term Instruments                                            60,856
(Cost $60,857)                                                       ===========

Total Investments (a) 134.2%                                         $ 346,061
(Cost $350,746)                                                      ===========

Other Assets and Liabilities (Net) (34.2%)                             (88,240)
                                                                     -----------

Net Assets 100.0%                                                    $ 257,821
                                                                     ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   2,341

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (7,031)
                                                                     -----------

Unrealized depreciation-net                                          $  (4,690)
                                                                     ===========


86 PIMCO Funds See accompanying notes

Global Bond Fund
March 31, 1998


(b) Securities with an aggregate market value of $1,539 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1998:
                                                                     Unrealized
                                                                  Appreciation/
Type                                                  Contracts  (Depreciation)
Government of Japan 10 Year Note (06/98)                     2  $            8
Italian Lira 10 Year Future (06/98)                         45              23
Kingdom of Spain 10 Year Note (06/98)                       30              15
U.S. Treasury 10 Year Note (06/98)                         618              65
U.S. Treasury 30 Year Bond (06/98)                         158             (52)
                                                                ----------------
                                                                $           59
                                                                ================

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                          Principal
                             Amount                                 Unrealized
                            Covered                  Expiration   Appreciation/
Type                     by Contract                      Month  (Depreciation)
--------------------------------------------------------------------------------
Buy             A$            4,202                       04/98  $           28
Sell                          1,208                       04/98              13
Buy             BF          281,950                       05/98            (124)
Sell                          5,908                       05/98               0
Buy             BP            4,263                       04/98             184
Buy                             811                       06/98              (3)
Sell                            184                       04/98             (10)
Sell                            902                       06/98               0
Buy             C$           20,454                       06/98              11
Sell                         14,611                       04/98              22
Sell                            977                       06/98               0
Buy             DG            1,720                       05/98             (17)
Buy                          13,600                       06/98             (54)
Sell                            268                       05/98               0
Buy             DK           24,609                       04/98             (71)
Sell                          1,636                       04/98               0
Buy             DM           42,528                       04/98            (368)
Buy                          35,885                       05/98            (418)
Sell                         13,201                       04/98              12
Sell                          3,299                       05/98              41
Buy             EC            2,173                       04/98               2
Sell                          2,173                       04/98              33
Buy             FF          137,414                       05/98            (472)
Sell                          5,112                       05/98               2
Buy             FM           15,736                       04/98             (28)
Sell                         78,345                       04/98             323
Sell                         54,687                       05/98             192
Sell            GD          482,081                       04/98             158
Sell                        265,633                       05/98             (21)
Buy             IL       27,274,511                       04/98            (162)
Buy             JY        5,005,532                       05/98           (2084)
Sell                        122,050                       05/98              34
Sell                        154,135                       06/98              28
Sell            N$            8,123                       04/98             117
Sell                          5,271                       05/98             194
Buy             NK           25,861                       04/98             (49)
Buy                         176,183                       06/98            (209)
Sell            SF           62,097                       06/98            1083
Buy             SK           61,094                       04/98             (27)
Sell                         29,344                       04/98               9
Buy             SP        1,634,505                       04/98            (169)
Sell                        303,814                       04/98              23
                                                                 ---------------
                                                                 $       (1,777)
                                                                 ===============


(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:
          A$-  Australian Dollar
          AP-  Argentine Peso
          BF-  Belgian Franc
          BP-  British Pound
          C$-  Canadian Dollar
          DG-  Dutch Guilder
          DK-  Danish Krone
          DM-  German Mark
          EC-  European Currency Unit
          FF-  French Franc
          FM-  Finnish Markka
          GD-  Greek Drachma
          IL-  Italian Lira
          JY-  Japanese Yen
          N$-  New Zealand Dollar
          NK-  Norwegian Kron
          PP-  Philippines Peso
          SF-  Swiss Franc
          SK-  Swedish Krona
          SP-  Spanish Peseta

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1998:

                                           Fixed      Notional       Unrealized
Type                                    Rate (%)        Amount     Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread
and pay a fixed rate. The 10-year Swap
Spread is the difference between the
10-year Swap Rate and the 10-year
Treasury Rate.

Broker: Merrill Lynch
Exp. 04/18/02                             .3700        $ 6,000      $        33

Broker: Merrill Lynch
Exp. 04/23/02                             .3700          2,000               11

Broker: Merrill Lynch
Exp. 05/30/02                             .3700          6,000               33

Broker: Merrill Lynch
Exp. 06/05/02                             .3575          3,000               18

Broker: Deutsche Bank AG New York
Exp. 06/06/02                             .3650          6,000               34
                                                                    ------------
                                                                    $       129
                                                                    ============

                                                      Notional       Unrealized
Type                                                    Amount     Depreciation
--------------------------------------------------------------------------------
Receive floating rate based on 6 month
Drachma/ATHIMID and pay fixed rate.

Broker: Merrill Lynch
Exp. 03/13/00                               GD        4,165,791     $     (629)


                                    1998 Annual Report See accompanying notes 87

Schedule of Investments

Global Bond Fund II
March 31, 1998
                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
================================================================================
  ARGENTINA (e) 1.7%
================================================================================

Republic of Argentina
      2.976% due 04/01/01 (d)                     AP       314   $         295
      8.726% due 04/10/05 (d)                      $       410             410
                                                                 --------------
Total Argentina                                                            705
(Cost $694)                                                      ==============

================================================================================
  AUSTRALIA (c)(e) 1.1%
================================================================================

Commonwealth of Australia
      9.500% due 08/15/03                         A$       100              79
     10.000% due 02/15/06                                   50              42
     10.000% due 10/15/07                                  220             191
      8.750% due 08/15/08                                  200             163
                                                                 --------------
Total Australia                                                            475
(Cost $485)                                                      ==============

================================================================================
  BELGIUM (c)(e) 0.4%
================================================================================

Kingdom of Belgium
      5.100% due 11/21/04 (d)                     BF     5,800             167
                                                                 --------------
Total Belgium                                                              167
(Cost $192)                                                      ==============

================================================================================
  CANADA (c)(e) 2.0%
================================================================================

Commonwealth of Canada
      6.000% due 04/02/98                         C$       560             395
      8.000% due 06/01/23                                   75              69
      4.250% due 12/01/26 (g)                              175             128
Rogers Cantel, Inc.
     10.500% due 06/01/06                                  320             251
                                                                 --------------
Total Canada                                                               843
(Cost $832)                                                      ==============

================================================================================
  CROATIA 0.8%
================================================================================

Republic of Croatia
      6.500% due 07/31/06 (d)                      $       185             170
      6.500% due 07/31/10 (d)                              180             160
                                                                 --------------
Total Croatia                                                              330
(Cost $344)                                                      ==============

================================================================================
  DENMARK (c)(e) 0.6%
================================================================================

Kingdom of Denmark
      8.000% due 05/15/03                         DK     1,600             260
                                                                 --------------
Total Denmark                                                              260
(Cost $292)                                                      ==============

================================================================================
  FINLAND (c)(e) 1.8%
================================================================================

Republic of Finland
      7.378% due 08/14/98                         FM     3,000             528
      8.250% due 10/15/10                                1,000             227
                                                                 --------------
Total Finland                                                              755
(Cost $768)                                                      ==============

================================================================================
  FRANCE (c)(e) 9.7%
================================================================================

Caisse d'Amortissement
      5.520% due 04/27/98                          $     1,500           1,494
Republic of France
      5.250% due 04/25/08                         FF    15,500           2,561
                                                                 --------------
Total France                                                             4,055
(Cost $4,092)                                                    ==============

================================================================================
  GERMANY (c)(e) 4.4%
================================================================================

KFW International Finance, Inc.
      5.520% due 04/01/98                          $       700   $         700
      5.520% due 04/03/98                                  800             800
Republic of Germany
      5.000% due 11/12/02                         DM       600             331
                                                                 --------------
Total Germany                                                            1,831
(Cost $1,836)                                                    ==============

================================================================================
  GREECE (c)(e) 3.8%
================================================================================

Hellenic Republic
     11.100% due 06/17/03 (d)                     GD     7,400              23
     11.000% due 10/23/03 (d)                           33,600             106
      8.800% due 06/19/07                              445,500           1,453
                                                                 --------------
Total Greece                                                             1,582
(Cost $1,691)                                                    ==============

================================================================================
  ITALY (c)(e) 2.8%
================================================================================

Republic of Italy
      6.000% due 01/01/00                         IL 1,735,000             976
      7.250% due 11/01/26                              310,000             209
                                                                 --------------
Total Italy                                                              1,185
(Cost $1,234)                                                    ==============

================================================================================
  JAPAN (c)(e) 0.6%
================================================================================

Government of Japan
      4.500% due 06/20/03                         JY    15,000             131
Sanwa Bank Limited
      6.160% due 05/11/98                                  130             130
                                                                 --------------
Total Japan                                                                261
(Cost $264)                                                      ==============

================================================================================
  MEXICO (e) 0.8%
================================================================================

United Mexican States
      7.000% due 06/02/03                         C$       500             335
                                                                 --------------
Total Mexico                                                               335
(Cost $357)                                                      ==============

================================================================================
  NETHERLANDS (c)(e) 0.7%
================================================================================

Kingdom of Netherlands
      6.250% due 07/15/98                         DG       500             242
      8.250% due 02/15/07                                  100              59
                                                                 --------------
Total Netherlands                                                          301
(Cost $354)                                                      ==============

================================================================================
  NEW ZEALAND (c)(e) 0.9%
================================================================================

Commonwealth of New Zealand
     10.000% due 03/15/02                         N$        30              18
      8.000% due 04/15/04                                  600             342
                                                                 --------------
Total New Zealand                                                          360
(Cost $442)                                                      ==============

================================================================================
  SPAIN (c)(e) 2.3%
================================================================================

Kingdom of Spain
     10.250% due 11/30/98                         SP    90,000             596
     10.000% due 02/28/05                               25,300             209
      6.000% due 01/31/08                               24,800             169
                                                                 --------------
Total Spain                                                                974
(Cost $1,111)                                                    ==============

================================================================================
  SUPRANATIONAL (e) 0.3%
================================================================================

European Bank for Reconstruction & Development
      9.000% due 04/22/98                         PP     4,000             104
World Bank
     10.250% due 04/11/02                                2,000              40
                                                                 --------------
Total Supranational                                                        144
(Cost $228)                                                      ==============

88     PIMCO Funds See accompanying notes

Schedule of Investments

Global Bond Fund II
March 31, 1998
                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
================================================================================
  SWEDEN (c)(e) 12.8%
================================================================================

Kingdom of Sweden
      5.520% due 04/02/98                          $     1,400    $      1,400
     10.250% due 05/05/00                         SK    10,300           1,420
     13.000% due 06/15/01                                  900             138
      8.000% due 08/15/07                               16,000           2,392
                                                                  -------------
Total Sweden                                                             5,350
(Cost $5,416)                                                     =============

================================================================================
  UNITED KINGDOM (c)(e) 22.8%
================================================================================

Equitable
      8.000% due 08/29/49 (d)                     BP       700           1,244
United Kingdom Gilt
      8.000% due 12/07/00                                3,600           6,244
      8.500% due 12/07/05                                  768           1,477
      7.250% due 12/07/07                                  325             596
                                                                  -------------
Total United Kingdom                                                     9,561
(Cost $9,339)                                                     =============

================================================================================
  UNITED STATES (e) 18.1%
================================================================================

Corporate Bonds and Notes 3.9%
Dean Witter Discover
      5.867% due 02/01/99 (d)                     $        250             250
Hewlett-Packard Finance
      5.625% due 11/20/00                         DM       100              55
TCI Communications, Inc.
      6.359% due 04/01/02 (d)                      $       300             302
Tokai Capital Corp.
      9.980% due 12/31/49 (d)                            1,000           1,017
                                                                  -------------
                                                                         1,624
                                                                  =============
U.S. Government Agencies 2.1%
Student Loan Marketing Assn.
      6.010% due 10/25/07 (d)                              900             900
                                                                  -------------
U.S. Treasury Obligations 6.0%
Treasury Inflation Protected Securities
      3.625% due 07/15/02 (g)                            2,321           2,299
U.S. Treasury Bonds
      6.000% due 02/15/26                                  200             200
                                                                  -------------
                                                                         2,499
                                                                  =============
Mortgage-Backed Securities 5.9%
Government National Mortgage Assn.
      7.000% due 11/20/21-11/20/26 (d)(f)                2,393           2,452
                                                                  -------------
Asset-Backed Securities 0.2%
Daimler-Benz Vehicle Trust
      5.850% due 07/20/03                                   89              89
                                                                  -------------
Total United States                                                      7,564
(Cost $7,550)                                                     =============

================================================================================
  SHORT-TERM INSTRUMENTS 55.2%
================================================================================

Commercial Paper 53.7%
Abbott Laboratories
      5.520% due 04/03/98                          $     1,500           1,499
BellSouth Telecommunications, Inc.
      5.510% due 04/14/98                                  200             200
      5.510% due 04/22/98                                  600             598
      5.490% due 05/20/98                                  700             695
Campbell Soup Co.
      5.500% due 05/01/98                                1,500           1,493
E.I. Du Pont de Nemours
      5.500% due 04/28/98                                  800             797
Federal Home Loan Mortgage Corp.
      5.530% due 04/21/98                                4,000           3,988
Federal National Mortgage Assn.
      5.430% due 04/29/98                                  300             299
Florida Power & Light Co.
      5.490% due 05/27/98                                1,000             991
Ford Motor Credit Corp.
      5.550% due 04/02/98                                  600             600
      5.540% due 04/08/98                                  800             799
General Electric Capital Corp.
      5.530% due 04/09/98                                  800             799
      5.540% due 04/15/98                                  700             698
IBM Credit Corp.
      5.530% due 04/09/98                                  600             599
      5.530% due 04/09/98                                  200             200
National Rural Utilities Cooperative
      5.500% due 05/21/98                                  400             397
      5.500% due 06/24/98                                1,500           1,481
New Center Asset Trust
      5.530% due 04/22/98                                1,500           1,495
Pfizer, Inc.
      5.490% due 04/28/98                                1,500           1,494
Procter & Gamble Co.
      5.510% due 04/14/98                                1,000             998
      5.520% due 05/13/98                                  800             795
Wisconsin Electric Power & Light
      5.510% due 04/07/98                                  800             799
      5.530% due 04/07/98                                  800             799
                                                                  -------------
                                                                        22,513
                                                                  =============
Repurchase Agreement 0.8%
State Street Bank
      5.000% due 04/01/98                                  317             317
                                                                  -------------
     (Dated 03/31/98. Collateralized by U.S. Treasury
     Note 6.250% 06/30/98 valued at $325,572.
     Repurchase proceeds are $317,044.)

U.S. Treasury Bills (b)(f) 0.7%
      5.047% due 04/16/98-07/23/98                         295             292
                                                                  -------------
Total Short-Term Instruments                                            23,122
(Cost $23,123)                                                    =============

Total Investments (a) 143.6%                                      $     60,160
(Cost $60,644)

Other Assets and Liabilities (Net) (43.6%)                             (18,258)
                                                                  -------------

Net Assets 100.0%                                                 $     41,902
                                                                  =============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                         $        172

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (656)
                                                                  -------------

Unrealized depreciation-net                                       $       (484)
                                                                  =============

(b) Securities with an aggregate market value of
$292 have been segregated with the custodian to
cover margin requirements for the following open
future contracts at March 31, 1998:
                                                                      Unrealized
                                                                   Appreciation/
Type                                                  Contracts   (Depreciation)
--------------------------------------------------------------------------------
Commonwealth of Australia 3 Year Note (06/98)                48   $         31
Government of Japan 10 Year Note (06/98)                      1              5
Kingdom of Spain 10 Year Note (06/98)                         5              3
U.S. Treasury 10 Year Note (06/98)                          143             20
U.S. Treasury 30 Year Bond (06/98)                            9             (2)
                                                                  -------------
                                                                  $         57
                                                                  =============

                                1998 Annual Report See accompanying notes     89

Global Bond Fund II
March 31, 1998


================================================================================
(c) Foreign forward currency contracts outstanding at March 31, 1998:

                           Principal
                              Amount                                Unrealized
                             Covered               Expiration    Appreciation/
Type                     by Contract                    Month   (Depreciation)
--------------------------------------------------------------------------------
Buy             A$                30                    04/98   $            0
Sell                             356                    04/98                1
Buy             BP                 8                    04/98                0
Buy                               17                    06/98                0
Sell                           1,513                    04/98              (76)
Sell                              32                    06/98                0
Buy             C$               725                    06/98                1
Sell                             497                    04/98               (3)
Sell            DG                39                    05/98                0
Sell                              94                    06/98                0
Sell            DK               275                    04/98                1
Buy             DM             1,887                    04/98              (18)
Buy                            3,225                    05/98              (37)
Sell                           2,060                    04/98               14
Buy             EC               190                    04/98                0
Sell                             190                    04/98                3
Buy             FF                70                    05/98                0
Sell                             131                    05/98                0
Buy             FM             4,585                    04/98              (24)
Buy                            2,400                    05/98              (12)
Sell                           3,238                    04/98               13
Sell                           5,076                    05/98               17
Sell            GD            39,012                    04/98               13
Sell                          17,102                    05/98               (1)
Buy             IL            58,842                    04/98                0
Sell                          81,419                    04/98                0
Sell            JY            47,018                    06/98                8
Sell            N$               459                    04/98                7
Sell                             171                    05/98                6
Buy             NK             3,324                    06/98               (4)
Buy             SF               506                    06/98              (15)
Sell                           4,384                    06/98               47
Sell            SK               422                    04/98                1
Buy             SP            15,266                    04/98               (1)
Sell                         118,541                    04/98               12
                                                                ----------------
                                                                $          (47)
                                                                ================

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

      A$ - Australian Dollar
      AP - Argentine Peso
      BF - Belgian Franc
      BP - British Pound
      C$ - Canadian Dollar
      DG - Dutch Guilder
      DK - Danish Krone
      DM - German Mark
      EC - European Currency Unit
      FF - French Franc
      FM - Finnish Markka
      GD - Greek Drachma
      IL - Italian Lira
      JY - Japanese Yen
      N$ - New Zealand Dollar
      NK - Norwegian Kron
      PP - Philippines Peso
      SF - Swiss Franc
      SK - Swedish Krona
      SP - Spanish Peseta

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1998:

                                           Fixed    Notional         Unrealized
Type                                    Rate (%)      Amount       Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread and pay
a fixed rate. The 10-year Swap Spread is the difference between the 10-year Swap
Rate and the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 04/18/02                              .3700  $    1,000       $          5


                                                    Notional         Unrealized
Type                                                  Amount       Depreciation
--------------------------------------------------------------------------------
Receive floating rate based on 6 month
Drachma/ATHIMID and pay fixed rate.

Broker: Merrill Lynch
Exp. 03/12/00                                 GD     285,826       $        (43)




90  PIMCO Funds See accompanying notes

Schedule of Investments

Emerging Markets Bond Fund
March 31, 1998
                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
  ARGENTINA (e) 15.7%
--------------------------------------------------------------------------------

Republic of Argentina
     11.750%  due 02/12/07                        AP       400       $      413
     11.375%  due 01/30/17                         $       250              282
                                                                     -----------
Total Argentina                                                             695
(Cost $637)                                                          ===========

--------------------------------------------------------------------------------
  BRAZIL 21.6%
--------------------------------------------------------------------------------

Government of Brazil
      8.000%  due 04/15/14                               1,140              959
                                                                     -----------
Total Brazil                                                                959
(Cost $981)                                                          ===========

--------------------------------------------------------------------------------
  BULGARIA 4.4%
--------------------------------------------------------------------------------

Government of Bulgaria
      6.563%  due 07/28/11 (d)                             250              195
                                                                     -----------
Total Bulgaria                                                              195
(Cost $186)                                                          ===========

--------------------------------------------------------------------------------
  COLOMBIA 3.8%
--------------------------------------------------------------------------------

Republic of Columbia
      7.125%  due 05/11/98                                 170              170
                                                                     -----------
Total Colombia                                                              170
(Cost $170)                                                          ===========

--------------------------------------------------------------------------------
  CROATIA 5.0%
--------------------------------------------------------------------------------

Republic of Croatia
      6.500%  due 07/31/10 (d)                             250              222
                                                                     -----------
Total Croatia                                                               222
(Cost $223)                                                          ===========

--------------------------------------------------------------------------------
  ECUADOR 3.1%
--------------------------------------------------------------------------------

Government of Ecuador
      3.500%  due 02/28/25 (d)                             250              137
                                                                     -----------
Total Ecuador                                                               137
(Cost $136)                                                          ===========

--------------------------------------------------------------------------------
  MEXICO 11.4%
--------------------------------------------------------------------------------

United Mexican States
     11.375%  due 09/15/16                                 250              293
      6.250%  due 12/31/19                                 250              212
                                                                     -----------
Total Mexico                                                                505
(Cost $497)                                                          ===========

--------------------------------------------------------------------------------
  PERU 3.9%
--------------------------------------------------------------------------------

Government of Peru
      4.000%  due 03/07/17 (d)                             250              171
                                                                     -----------
Total Peru                                                                  171
(Cost $166)                                                          ===========

--------------------------------------------------------------------------------
  PHILIPPINES 5.0%
--------------------------------------------------------------------------------

Republic of Philippines
      6.656%  due 01/05/05 (d)                             233              221
                                                                     -----------
Total Philippines                                                           221
(Cost $225)                                                          ===========

--------------------------------------------------------------------------------
  RUSSIA 10.7%
--------------------------------------------------------------------------------

Republic of Russia
      6.719%  due 12/15/15 (d)                             400              283
      6.719%  due 12/15/20 (d)                             300              191
                                                                     -----------
Total Russia                                                                474
(Cost $447)                                                          ===========

--------------------------------------------------------------------------------
  UNITED STATES 13.3%
--------------------------------------------------------------------------------

Corporate Bonds and Notes 6.0%
Korea Development Bank
      6.625%  due 11/21/03                         $       300       $      266
                                                                     -----------
Asset-Backed Securities 7.3%
IMC Home Equity Loan Trust
      5.765%  due 05/21/12 (d)                             174              174
NationsBank Auto Owner Trust
      6.375%  due 07/15/00                                 150              151
                                                                     -----------
                                                                            325
                                                                     -----------
Total United States                                                         591
(Cost $590)                                                          ===========

--------------------------------------------------------------------------------
  VENEZUELA 4.4%
--------------------------------------------------------------------------------

Government of Venezuela
      6.750%  due 03/31/07 (d)                             214              195
                                                                     -----------
Total Venezuela                                                             195
(Cost $191)                                                          ===========

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 15.9%
--------------------------------------------------------------------------------

Commercial Paper 13.5%
E.I. Du Pont de Nemours
      5.450%  due 04/09/98                                 100              100
Ford Motor Credit Corp.
      5.460%  due 04/10/98                                 100              100
National Rural Utilities Cooperative
      5.500%  due 05/26/98                                 200              198
Southwestern Public Service Co.
      5.540%  due 04/24/98                                 100              100
Wisconsin Electric Power & Light
      5.500%  due 04/10/98                                 100              100
                                                                     -----------
                                                                            598
                                                                     ===========

Repurchase Agreement 2.0%
State Street Bank
      5.000%  due 04/01/98                                  88               88
                                                                     -----------
      (Dated 03/31/98. Collateralized by U.S. Treasury
      Note 6.375% 04/30/99 valued at $93,096.
      Repurchase proceeds are $88,012.)
U.S. Treasury Bills (b)(f) 0.4%
      4.998%  due 04/16/98-06/25/98                         20               20
                                                                     -----------
Total Short-Term Instruments                                                706
(Cost $706)                                                          ===========

Total Investments (a) 118.2%                                         $    5,241
(Cost $5,155)

Other Assets and Liabilities (Net) (18.2%)                                 (808
                                                                     -----------

Net Assets 100.0%                                                    $    4,433
                                                                     ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $      103

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (49)
                                                                     -----------

Unrealized appreciation-net                                          $       54
                                                                     ===========




                                   1998 Annual Report See accompanying notes  91

Emerging Markets Bond Fund
March 31, 1998


================================================================================
(b) Securities with an aggregate market value of $20
have been segregated with the custodian to cover margin
requirements for the following open future contracts at
March 31, 1998:
                                                                     Unrealized
Type                                                 Contracts     Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (06/98)                            2     $          1

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                              Principal
                                 Amount                              Unrealized
                                Covered             Expiration    Appreciation/
Type                        by Contract                  Month   (Depreciation)
--------------------------------------------------------------------------------
Buy             DM                  266                  08/98   $           (2)
Sell            DM                  266                  08/98                3
                                                                 ---------------
                                                                 $            1
                                                                 ===============

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

          AP -  Argentine Peso
          DM -  German Mark

(f) Securities are grouped by coupon and represent a range of maturities.



92  PIMCO Funds See accompanying notes

Schedule of Investments

High Yield Fund
March 31, 1998

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)

--------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES 80.9%
--------------------------------------------------------------------------------

Banking and Finance 6.7%
Americo Life, Inc.
      9.250%  due 06/01/05                          $   2,000        $    2,070
Arvin Capital
      9.500%  due 02/01/27                             19,000            21,422
Bay View Capital Corp.
      9.125%  due 08/15/07                              8,000             8,360
First Nationwide Holdings
     12.500%  due 04/15/03                              5,000             5,738
     10.625%  due 10/01/03                              4,350             4,883
Forest City Enterprises
      8.500%  due 03/15/08                             14,350            14,458
Fuji Bank
      9.870%  due 12/31/49 (b)                         21,200            21,108
Helicon Group
     11.000%  due 11/01/03 (b)                          2,000             2,165
Nextel Communications, Inc.
      0.000%  due 02/15/08 (c)                         38,750            24,838
Polysindo International Finance
      9.375%  due 07/30/07                              8,555             5,240
Reliance Group Holdings
      9.000%  due 11/15/00                             13,800            14,443
SB Treasury Co. LLC
      9.400%  due 12/29/49 (b)                         20,000            20,791
Trizec Finance Limited
     10.875%  due 10/15/05                              2,441             2,703
                                                                     -----------
                                                                        148,219
                                                                     ===========
Industrials 61.4%
Abbey Healthcare Group
      9.500%  due 11/01/02                             12,220            12,832
Advanced Lighting
      8.000%  due 03/15/08                              5,200             5,246
AEI Holding Co.
     10.000%  due 11/15/07                              9,580            10,131
Albritton Communications
      9.750%  due 11/30/07                              5,500             5,830
American Airlines
     10.610%  due 03/04/10                                650               860
American Standard
      7.375%  due 02/01/08                             17,350            17,220
      9.250%  due 12/01/16                              7,388             7,674
Amerigas Partners LP
     10.125%  due 04/15/07                              4,200             4,505
Ameriserv Food Co.
      8.875%  due 10/15/06                              1,000             1,035
     10.125%  due 07/15/07                             16,550            17,936
Ametek, Inc.
      9.750%  due 03/15/04                              6,350             6,763
Amphenol Corp.
      9.875%  due 05/15/07                              6,500             7,036
Archibald Candy Corp.
     10.250%  due 07/01/04                              1,000             1,060
Benedek Broadcasting Corp.
     11.875%  due 03/01/05                             21,315            24,086
Benedek Communications
      0.000%  due 05/15/06 (c)                          1,500             1,200
Beverly Enterprises, Inc.
      9.000%  due 02/15/06                             12,700            13,303
Building Materials Corp.
      0.000%  due 07/01/04 (c)                         17,400            16,334
      8.625%  due 12/15/06                                500               521
      8.000%  due 10/15/07                              3,750             3,816
Canadian Forest Oil Limited
      8.750%  due 09/15/07                              5,000             5,125
Century Communications Corp.
      8.750%  due 10/01/07                              5,000             5,213
CF Cable TV, Inc.
      9.125%  due 07/15/07                              9,000             9,891
Chattem, Inc.
      8.875%  due 04/01/08                              4,300             4,370
Clark R&M Holdings
      8.375%  due 11/15/07                              5,000             5,063
Coleman
      7.100%  due 06/13/06 (d)                          6,750             6,218
      7.250%  due 06/13/08 (d)                          2,000             1,825
Columbus McKinnon
      8.500%  due 04/01/08                              7,850             7,909
Comcast Cellular
      9.500%  due 05/01/07                             20,125            21,232
Cross Timbers Oil Co.
      8.750%  due 11/01/09                              5,500             5,665
CSC Holdings, Inc.
      8.125%  due 08/15/09                              7,000             7,350
      9.875%  due 02/15/13                              2,000             2,215
     10.500%  due 05/15/16                             11,000            12,898
      7.875%  due 02/15/18                             10,000             9,925
      9.875%  due 04/01/23                              9,000            10,013
Cumberland Farms
     10.500%  due 10/01/03                              5,577             5,521
Dailey International, Inc.
      9.500%  due 02/15/08                              2,250             2,278
Delta Air Lines
     10.790%  due 03/26/14                              2,264             2,973
Dialog Corp. PLC
     11.000%  due 11/15/07                              3,350             3,702
Dimon, Inc.
      8.875%  due 06/01/06                              1,700             1,764
Doane Products Co.
     10.625%  due 03/01/06                              2,000             2,210
Echostar Communications
      0.000%  due 06/01/04 (c)                         27,090            26,210
Envirosource, Inc.
      9.750%  due 06/15/03                             12,068            12,370
Extended Stay America
      9.150%  due 03/15/08                             11,500            11,658
Extendicare Health Services
      9.350%  due 12/15/07                              5,400             5,630
EZ Communication, Inc.
      9.750%  due 12/01/05                              2,500             2,769
Falcon Cable
      0.000%  due 04/15/10 (c)                         11,700             7,409
      8.375%  due 04/15/10                              7,150             7,131
Falcon Drilling, Inc.
      9.750%  due 01/15/01                              6,500             6,939
Ferrellgas Partners LP
     10.000%  due 08/01/01                             11,600            12,325
      9.375%  due 06/15/06                             11,375            12,058
Fisher Scientific
      7.125%  due 12/15/05                              6,500             6,143
      9.000%  due 02/01/08                             18,900            19,207
Foamex LP
      9.875%  due 06/15/07                              1,700             1,743
Foodmaker, Inc.
      9.750%  due 06/01/02                              5,000             5,175
Forcenergy, Inc.
      9.500%  due 11/01/06                              4,300             4,483
      8.500%  due 02/15/07                              2,300             2,271
Garden State Newspapers
      8.750%  due 10/01/09                             17,250            17,681
Globalstar LP
     11.375%  due 02/15/04                              8,350             8,788
     11.250%  due 06/15/04                              5,500             5,789
     10.750%  due 11/01/04                              3,106             3,203
Goss Graphic Systems, Inc.
     12.000%  due 10/15/06                              6,000             6,840
Grand Casinos, Inc.
      9.000%  due 10/15/04                              5,000             5,163
Granite Broadcasting Corp.
     10.375%  due 05/15/05                              5,250             5,644
Grant Geophysical
      9.750%  due 02/15/08                              2,000             1,980
Gruma SA de CV
      7.625%  due 10/15/07                              3,750             3,714
GST Equipment Funding
     13.250%  due 05/01/07                              5,000             5,938
Gulf Canada Resources
      9.250%  due 01/15/04                             12,575            13,201
HMH Properties, Inc.
      9.500%  due 05/15/05                             12,750            13,579
      8.875%  due 07/15/07                              8,500             8,957



                                    1998 Annual Report See accompanying notes 93

High Yield Fund
March 31, 1998
                                                    Principal
                                                       Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
Hollinger International Publishing
      8.625%  due 03/15/05                          $   4,750        $    4,999
      9.250%  due 02/01/06                              7,800             8,327
Holmes Products
      9.875%  due 11/15/07                              5,000             5,200
Houston Exploration Co.
      8.625%  due 01/01/08                              7,000             6,983
Huntsman Packaging Corp.
      9.125%  due 10/01/07                              6,250             6,469
Integrated Health Services
     10.250%  due 04/30/06                                770               835
      9.500%  due 09/15/07                              7,000             7,473
      9.250%  due 01/15/08                              6,900             7,301
Intermedia Communications, Inc.
      0.000%  due 05/15/06 (c)                         27,835            23,103
      8.500%  due 01/15/08                              4,950             5,210
ISP Holdings, Inc.
      9.000%  due 10/15/03                             23,370            24,597
ITC Deltacom, Inc.
     11.000%  due 06/01/07                              5,000             5,700
J. Ray McDermott
      9.375%  due 07/15/06                             10,400            11,232
J.Q. Hammons Hotels
      8.875%  due 02/15/04                             11,500            11,744
Jones Intercable, Inc.
      8.875%  due 04/01/07                             10,060            10,714
K Mart Corp.
      9.350%  due 01/02/20                             15,125            16,250
      9.780%  due 01/05/20                              9,575            10,531
K-III Communications Co.
      8.500%  due 02/01/06                             18,190            18,690
L-3 Communications Corp.
     10.375%  due 05/01/07                              2,250             2,503
Lenfest Communications
      8.375%  due 11/01/05                             13,650            14,213
Lin Holdings Corp.
      0.000%  due 03/01/08 (c)                         18,750            11,859
Lin Television Corp.
      8.375%  due 03/01/08                              8,800             8,888
Magnum Hunter Resources, Inc.
     10.000%  due 06/01/07                              7,000             6,860
Marcus Cable
      0.000%  due 08/01/04 (c)                         11,400            10,887
Market Hub Partners
      8.250%  due 03/01/08                              3,400             3,489
Marsh Supermarkets, Inc.
      8.875%  due 08/01/07                              7,250             7,549
Moog, Inc.
     10.000%  due 05/01/06                              3,250             3,543
Newpark Resources, Inc.
      8.625%  due 12/15/07                              4,350             4,470
Newsquest Capital
     11.000%  due 05/01/06                              2,550             2,875
NL Industries
      0.000%  due 10/15/05 (c)                         12,000            12,300
Nuevo Energy Co.
      9.500%  due 04/15/06                              5,000             5,363
Orion Network Systems, Inc.
      0.000%  due 01/15/07 (c)                         11,000             8,635
     11.250%  due 01/15/07                             15,875            18,336
Owens & Minor
     10.875%  due 06/01/06                              5,850             6,559
Pacific Lumber
     10.500%  due 03/01/03                              9,750            10,091
Perkins Family Restaurants
     10.125%  due 12/15/07                              3,450             3,640
Perry-Judd
     10.625%  due 12/15/07                              4,850             5,165
Phar-Mor, Inc.
     11.720%  due 09/11/02                             10,000            10,650
Pharmerica, Inc.
      8.375%  due 04/01/08                              6,300             6,332
Physician Sales and Service, Inc.
      8.500%  due 10/01/07                              5,415             5,665
Plainwell, Inc.
     11.000%  due 03/01/08                                500               516
Polymer Group
      8.750%  due 03/01/08                              6,000             6,135
Polymer Group, Inc.
      9.000%  due 07/01/07                             14,955            15,516
Pool Energy Services
      8.625%  due 04/01/08                              4,000             4,030
Primedia, Inc.
      7.625%  due 04/01/08                              8,250             8,126
Printpack, Inc.
      9.875%  due 08/15/04                              6,450             6,982
Purina Mills, Inc.
      9.000%  due 03/15/10                              3,000             3,113
Revlon Consumer Products Corp.
      9.375%  due 04/01/01                              7,500             7,838
      8.125%  due 02/01/06                             26,750            26,951
Riviera Holdings Corp.
     10.000%  due 08/15/04                              4,350             4,394
RJR Nabisco
      8.000%  due 07/15/01                              2,000             2,057
      8.625%  due 12/01/02                              5,500             5,783
Rogers Cablesystems, Inc.
     10.000%  due 03/15/05                              7,500             8,391
Rogers Cantel Mobile
      9.375%  due 06/01/08                             15,500            16,508
Rogers Cantel, Inc.
      8.300%  due 10/01/07                             12,385            12,416
Salem Communications
      9.500%  due 10/01/07                              4,850             5,080
Satelites Mexicanos
      9.391%  due 06/30/04 (b)                         10,000            10,100
SC International Services, Inc.
      9.250%  due 09/01/07                              8,200             8,641
Scotsman Group, Inc.
      8.625%  due 12/15/07                              4,000             4,110
Sea Containers
      9.500%  due 07/01/03 (b)                            750               783
Showboat, Inc.
      9.250%  due 05/01/08                              9,750            10,433
Silgan Holdings, Inc.
      9.000%  due 06/01/09                             20,760            21,798
Smith's Food & Drug Centers, Inc.
      8.640%  due 07/02/12                              9,575            10,437
      9.200%  due 07/02/18                              9,000            10,197
Smithfield Foods
      7.625%  due 02/15/08                              5,900             5,900
Stater Brothers Holdings
     11.000%  due 03/01/01                              8,720             9,548
Station Casinos
      9.625%  due 06/01/03                              3,150             3,276
Stevens, JP & Co.
      9.000%  due 03/01/17                              9,500             9,928
Stone Container
     11.500%  due 10/01/04                              2,000             2,155
Synthetic Industries, Inc.
      9.250%  due 02/15/07                              7,150             7,508
Teleport Communications
      0.000%  due 07/01/07 (c)                         18,150            15,700
Telewest Communications
      9.625%  due 10/01/06                             12,750            13,515
Tenet Healthcare Corp.
      8.625%  due 12/01/03                              1,050             1,118
      8.000%  due 01/15/05                              2,000             2,065
     10.125%  due 03/01/05                             13,800            15,249
      8.625%  due 01/15/07                              3,500             3,644
Trans-Resources
     10.750%  due 03/15/08                             15,650            16,159
Transamerican Energy
     11.500%  due 06/15/02                              1,525             1,517
Unisys Corp.
     12.000%  due 04/15/03                             14,900            16,912
     11.750%  due 10/15/04                              5,000             5,800
      7.875%  due 04/01/08                              6,500             6,516
United Defense Industries, Inc.
      8.750%  due 11/15/07                              3,500             3,592



94  PIMCO Funds See accompanying notes

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
================================================================================
US Air, Inc.
     10.000%  due 07/01/03                      $      10,000     $      10,613
      9.625%  due 09/01/03                             16,083            17,490
      9.330%  due 01/01/06                              5,362             5,730
US Can Corp.
     10.125%  due 10/15/06                                600               641
Vencor, Inc.
      8.625%  due 07/15/07                              2,900             3,277
Vintage Petroleum
      9.000%  due 12/15/05                             10,490            11,015
West Point Stevens
      8.750%  due 12/15/01                              2,000             2,090
      9.375%  due 12/15/05                             10,000            10,663
Wheeling-Pittsburgh Corp.
      9.250%  due 11/15/07                              5,600             5,733
World Color Press, Inc.
      9.125%  due 03/15/03                             23,085            23,778
WorldCom, Inc.
      9.375%  due 01/15/04                             10,000            10,600
Young Broadcasting, Inc.
      9.000%  due 01/15/06                             11,000            11,523
      8.750%  due 06/15/07                              4,000             4,100
                                                                     -----------
                                                                      1,357,666
                                                                     ===========

Utilities 12.8%
AES Corp.
     10.250%  due 07/15/06                             14,235            15,730
      8.500%  due 11/01/07                              2,500             2,594
Beaver Valley Funding Corp.
      9.000%  due 06/01/17                             37,000            41,708
California Energy
      9.875%  due 06/30/03                              5,000             5,352
     10.250%  due 01/15/04                             17,815            19,218
      9.500%  due 09/15/06                              5,000             5,444
Calpine Corp.
      9.250%  due 02/01/04                             10,500            10,920
      8.750%  due 07/15/07                             14,650            15,236
      7.875%  due 04/01/08                             10,000            10,088
CMS Energy
      8.125%  due 05/15/02                              9,500             9,763
      7.000%  due 01/15/05                             12,000            11,532
Coho Energy, Inc.
      8.875%  due 10/15/07                              7,500             7,069
Dial Call Communications
      0.000%  due 04/15/04 (c)                         19,000            19,000
Espirito Santo Centrais
     10.000%  due 07/15/07                              2,450             2,395
First PV Funding
     10.150%  due 01/15/16                                808               854
Flag Limited
      8.250%  due 01/30/08                             38,750            39,816
ITC Deltacom, Inc.
      8.875%  due 03/01/08                             12,300            12,792
Long Island Lighting Co.
      8.900%  due 07/15/19                              5,000             5,359
Mastec, Inc.
      7.750%  due 02/01/08                              5,500             5,473
Niagara Mohawk Power
      9.990%  due 05/11/04                              2,500             2,550
      7.750%  due 05/15/06                              1,100             1,172
      9.500%  due 03/01/21                              2,500             2,658
      7.875%  due 04/01/24                              7,500             7,740
North Atlantic Energy
      9.050%  due 06/01/02                              7,795             8,006
Philippine Long Distance Telephone Co.
     10.625%  due 06/02/04                              1,000             1,063
      9.250%  due 06/30/06                              2,000             1,985
      7.850%  due 03/06/07                              4,450             4,172
      8.350%  due 03/06/17                              5,000             4,506
Public Service of New Hampshire
      9.170%  due 05/15/98                              1,000             1,004
Wilmington Trust Co. - Tucson Electric
     10.211%  due 01/01/09 (d)                            500               548
     10.732%  due 01/01/13 (d)                          6,993             7,877
                                                                     -----------
                                                                        283,624
                                                                     -----------
Total Corporate Bonds and Notes                                       1,789,509
(Cost $1,720,628)                                                    ===========

--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 2.0%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 1.5%
Asset Securitization Corp.
      7.384%  due 08/13/29                          $   1,500        $    1,485
Federal Deposit Insurance Corp.
      6.875%  due 11/25/26 (b)                            400               428
Manufacturers Hanover Corp.
      7.536%  due 12/16/25 (b)                            809               811
      9.182%  due 12/16/25 (b)                          3,598             3,428
NationsBanc Mortgage Capital Corp.
      8.122%  due 05/25/28 (b)                          3,835             2,709
Red Mountain Funding Corp.
      9.150%  due 11/28/27                              5,727             5,904
Resolution Trust Corp.
      9.250%  due 06/25/23                              3,332             3,348
      9.050%  due 08/25/23                                774               777
      6.900%  due 02/25/27                              8,437             8,170
      7.000%  due 05/25/27                              6,133             6,001
                                                                     -----------
                                                                         33,061
                                                                     ===========
Other Mortgage-Backed Securities 0.3%
LTC Commercial Corp.
      9.200%  due 08/04/23                              3,235             3,586
Resolution Trust Corp.
      7.261%  due 09/25/20 (b)                            677               567
      9.500%  due 05/25/24                                 69                69
Structured Asset Securities Corp.
      7.050%  due 11/25/02                              4,000             3,510
                                                                     -----------
                                                                          7,732
                                                                     ===========
Stripped Mortgage-Backed Securities 0.2%
Federal National Mortgage Assn. (IO)
      6.000%  due 07/25/05                              1,912               101
      7.000%  due 07/25/08                              6,033               867
      6.500%  due 06/25/17                              2,219               184
      7.000%  due 04/25/19                             12,000             2,316
      7.000%  due 12/25/21                             10,000             1,391
Fund America (IO)
      9.590%  due 10/20/21                              1,500                61
                                                                     -----------
                                                                          4,920
                                                                     -----------
Total Mortgage-Backed Securities                                         45,713
(Cost $45,221)                                                       ===========


--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 5.4%
--------------------------------------------------------------------------------

Airplanes Pass Through Trust
     10.875%  due 03/15/19                             26,570            29,626
Arena Brands, Inc.
      9.156%  due 06/01/02 (b)                          2,758             2,765
      9.625%  due 06/01/02 (b)                             53                53
      9.656%  due 06/01/02 (b)                          4,969             4,981
Decision One
      9.750%  due 08/07/03                             11,000            10,918
Federal-Mogul Corp.
     10.190%  due 12/31/98 (b)                         25,000            24,904
Huntsman Corp.
      9.250%  due 03/20/07 (b)                          6,500             6,598
Integrated Health Services
      7.625%  due 09/16/04 (b)                          3,500             3,467
      8.125%  due 12/31/05 (b)                          3,500             3,496
Morgan Stanley Aircraft Finance
      8.700%  due 03/15/23                             18,000            17,945
Paragon Health Network, Inc.
      8.125%  due 04/29/05 (b)                          5,000             5,028
      8.563%  due 04/29/06 (b)                          5,000             5,028
TFM SA de CV
      9.690%  due 06/30/03 (b)                          4,000             4,000
                                                                     -----------
Total Asset-Backed Securities                                           118,809
(Cost $118,457)                                                      ===========

--------------------------------------------------------------------------------
  SOVEREIGN ISSUES 0.8%
--------------------------------------------------------------------------------

Republic of Argentina
      6.688%  due 03/31/05 (b)                          5,771             5,324
      5.500%  due 03/31/23 (b)                          9,000             6,897
Republic of Croatia
      6.500%  due 07/31/06 (b)                          5,616             5,151
                                                                     -----------
Total Sovereign Issues                                                   17,372
(Cost $14,862)                                                       ===========



                                   1998 Annual Report See accompanying notes  95

High Yield Fund
March 31, 1998

                                                                           Value
                                                       Shares             (000s)

--------------------------------------------------------------------------------
  PREFERRED STOCK 4.5%
--------------------------------------------------------------------------------

California Federal Bank                                16,500        $    1,871
Fresenius Medical Care                                 44,195            45,565
Long Island Lighting Co.                               30,000             3,135
Newscorp Overseas Limited                             133,200             3,322
Primedia, Inc.                                        120,000            12,183
Sig Capital Trust                                       7,000             7,182
Time Warner, Inc.                                      22,900            25,648
                                                                     -----------
Total Preferred Stock                                                    98,906
(Cost $95,795)                                                       ===========


--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 5.2%
--------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                       (000s)
Commercial Paper 5.0%
Australian Wheat Board
      5.460%  due 04/23/98                          $  13,000            12,957
Caisse d'Amortissement
      5.460%  due 04/14/98                              3,800             3,793
E.I. Du Pont de Nemours
      5.510%  due 04/06/98                              5,900             5,895
      5.450%  due 04/08/98                             17,700            17,681
Ford Motor Credit Corp.
      5.470%  due 04/03/98                                600               600
      5.480%  due 04/06/98                              9,000             8,993
General Electric Capital Corp.
      5.520%  due 04/09/98                             11,000            10,987
General Motors Acceptance Corp.
      5.470%  due 04/08/98                             13,600            13,586
      5.530%  due 04/08/98                              5,400             5,394
      5.570%  due 04/08/98                             10,000             9,989
KFW International Finance, Inc.
      5.520%  due 04/03/98                              6,600             6,598
New Center Asset Trust
      5.450%  due 04/08/98                              5,000             4,995
Procter & Gamble Co.
      5.510%  due 04/14/98                              5,400             5,389
Wisconsin Electric Power & Light
      5.510%  due 04/07/98                              4,500             4,496
                                                                     -----------
                                                                        111,353
                                                                     ===========
Repurchase Agreement 0.2%
State Street Bank
      5.000%  due 04/01/98                              3,519             3,519
                                                                     -----------
      (Dated 03/31/98. Collateralized by U.S. Treasury
      Note 5.750% 12/31/98 valued at $3,593,100.
      Repurchase proceeds are $3,519,489.)

Total Short-Term Instruments                                            114,872
(Cost $114,872)                                                     ===========


Total Investments (a) 98.8%                                         $ 2,185,181
(Cost $2,109,835)
Other Assets and Liabilities (Net) 1.2%                                  25,479
                                                                    ------------

Net Assets 100.0%                                                   $ 2,210,660
                                                                    ============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $    81,956

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (6,217)
                                                                    ------------

Unrealized appreciation-net                                         $    75,739
                                                                    ============

(b) Variable rate security. The rate listed is as of March 31, 1998.

(c) Security becomes interest bearing at a future date.

(d) Restricted security.


96 PIMCO Funds See accompanying notes

Schedule of Investments

Money Market Fund
March 31, 1998
                                                   Principal
                                                      Amount             Value
                                                      (000s)            (000s)
--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 125.3%
--------------------------------------------------------------------------------

Commercial Paper 99.4%
Abbott Laboratories
      5.500%  due 04/03/98                     $        8,000    $        7,998
Air Products & Chemicals
      5.480%  due 06/26/98                              9,000             8,882
American Greetings
      5.570%  due 04/20/98                              3,950             3,938
BellSouth Telecommunications, Inc.
      5.490%  due 04/23/98                              8,500             8,471
E.I. Du Pont de Nemours
      5.420%  due 05/12/98                              6,000             5,963
Eastman Kodak Co.
      5.510%  due 06/02/98                              5,000             4,953
Emerson Electric Co.
      5.500%  due 04/24/98                              6,500             6,477
Federal National Mortgage Assn.
      5.520%  due 04/13/98                             37,789            37,719
Ford Motor Credit Corp.
      5.460%  due 04/24/98                              5,800             5,780
Franklin Resources
      5.510%  due 06/09/98                              8,000             7,916
General Electric Capital Corp.
      5.530%  due 04/22/98                              6,000             5,981
Goldman Sachs & Co.
      5.450%  due 04/27/98                              6,000             5,976
Hershey Foods Corp.
      5.450%  due 04/03/98                              6,000             5,998
Motorola, Inc.
      5.510%  due 04/07/98                              8,000             7,993
National Rural Utilities Cooperative
      5.500%  due 06/16/98                              8,000             7,907
Procter & Gamble Co.
      5.490%  due 04/15/98                              6,039             6,026
Times Mirror Co.
      5.460%  due 04/23/98                              8,000             7,973
USAA Capital Corp.
      5.400%  due 06/17/98                              3,200             3,163
Xerox Corp.
      5.420%  due 04/29/98                              6,000             5,975
                                                                    ------------
                                                                        155,089
                                                                    ============
Repurchase Agreements 25.9%
Goldman Sachs
      5.700%  due 04/01/98                             39,200            39,200
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Bond 6.500% 11/15/26 valued at
      $39,297,495. Repurchase proceeds are
      $39,206,206).

State Street Bank
      5.000%  due 04/01/98                              1,286             1,286
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 5.875% 04/30/98 valued at
      $1,316,691. Repurchase proceeds are
      $1,286,179.)
                                                                    ------------
                                                                         40,486
                                                                    ------------
Total Short-Term Instruments                                            195,575
                                                                    ------------
(Cost $195,575)

Total Investments (a) 125.3%                                        $   195,575
(Cost $195,575)

Other Assets and Liabilities (Net) (25.3%)                              (39,483)
                                                                    ------------

Net Assets 100.0%                                                   $   156,092
                                                                    ============



                                   1998 Annual Report See accompanying notes  97

Schedule of Investments

StocksPLUS Fund
March 31, 1998
                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
--------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES 25.7%
--------------------------------------------------------------------------------
Banking and Finance 18.4%
Advanta National Bank
      6.097%  due 01/15/99 (d)                      $   2,000       $     1,971
AT&T Capital Corp.
      6.260%  due 02/18/99                             10,000            10,006
      6.920%  due 04/29/99                              5,725             5,764
Capital One Bank
      6.730%  due 06/04/98                              2,000             2,002
      6.163%  due 08/13/98 (d)                          7,500             7,507
Caterpillar Financial
      5.460%  due 04/01/99 (d)                          2,000             2,002
Columbia HCA Healthcare Corp.
      6.410%  due 06/15/00                              5,000             4,855
Den Danske Bank
      6.000%  due 06/30/00 (d)                            450               450
Edison Funding
      6.000%  due 09/20/99                             15,000            14,985
Ford Motor Credit Corp.
      5.400%  due 11/09/98 (d)                            500               501
      5.340%  due 03/30/99 (d)                            250               250
      5.460%  due 04/05/99 (d)                            340               338
      5.470%  due 08/14/00 (d)                         17,000            17,048
General Motors Acceptance Corp.
      5.530%  due 03/16/99 (d)                          2,000             2,011
Goldman Sachs & Co.
      5.805%  due 01/25/01 (d)                         10,000            10,000
Heller Financial
      6.250%  due 12/15/98                             15,500            15,509
Kansallis-Osake
      7.830%  due 09/30/43 (d)                          1,500             1,504
Lehman Brothers, Inc.
      6.250%  due 06/29/98                              2,000             2,002
      8.875%  due 11/01/98                              1,685             1,711
      5.610%  due 08/11/00 (d)                          9,400             9,432
Merrill Lynch & Co.
      5.938%  due 10/10/00 (d)                          3,000             3,020
Residential Reinsurance
     11.494%  due 12/15/08 (d)                          2,500             2,525
Salomon, Inc.
      5.740%  due 04/05/99 (d)                            500               498
      6.456%  due 06/27/01 (d)                          6,800             6,807
Salomon, Smith Barney Holdings
      3.650%  due 02/14/02 (g)                          2,038             1,967
                                                                    ------------
                                                                        124,665
                                                                    ============
Industrials 5.9%
Air Canada
      6.425%  due 07/31/05 (d)                         12,000            11,340
Amerco, Inc.
      6.800%  due 09/18/98                              6,000             6,018
Centerior Fuel Corp.
      9.200%  due 08/02/98 (i)                          1,000             1,005
COFIRI International, Inc.
      6.112%  due 10/27/00 (d)                          2,000             1,995
Falcon Drilling, Inc.
      9.750%  due 01/15/01                              2,000             2,135
Merita
      6.073%  due 12/01/05 (d)                          1,000               991
RJR Nabisco
      8.000%  due 07/15/01                                500               514
TCI Communications, Inc.
      6.546%  due 04/03/02 (d)                         11,600            11,669
      6.606%  due 03/11/03 (d)                          4,000             4,018
                                                                    ------------
                                                                         39,685
                                                                    ============
Utilities 1.4%
Beaver Valley Funding Corp.
      8.250%  due 06/01/03                              2,759             2,832
Cleveland Electric Illuminating Co.
      8.170%  due 11/30/98                              1,000             1,012
El Paso Electric Co.
      7.250%  due 02/01/99                              1,000             1,005
Gulf States Utilities
      9.720%  due 07/01/98                              3,059             3,085
North Atlantic Energy
      9.050%  due 06/01/02                              1,308             1,343
                                                                    ------------
                                                                          9,277
                                                                    ------------
Total Corporate Bonds and Notes                                         173,627
(Cost $173,042)                                                     ============

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 2.5%
--------------------------------------------------------------------------------

Student Loan Marketing Assn.
      5.795%  due 10/25/05 (d)                         16,731            16,731
                                                                    ------------
Total U.S. Government Agencies                                           16,731
(Cost $16,670)                                                      ============

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 3.1%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities
      3.625%  due 07/15/02 (g)                         21,491            21,289
                                                                    ------------
Total U.S. Treasury Obligations                                          21,289
(Cost $21,398)                                                      ============

--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 20.1%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 3.9%
Bank Mart
      7.504%  due03/01/19 (d)(i)                        8,736             9,017
Citicorp Mortgage Securities, Inc.
      7.586%  due 09/25/18 (d)                             82                82
Countrywide
      6.500%  due 02/25/24                                122               121
Donaldson, Lufkin & Jenrette
      6.150%  due 10/17/20 (d)                            341               351
Federal National Mortgage Assn.
      6.924%  due 04/25/20 (d)                            346               349
Greenwich
      7.319%  due 10/25/22 (d)                             38                38
Manufacturers Hanover Corp.
      7.536%  due 12/16/25 (d)                          2,224             2,230
PaineWebber Mortgage
      6.532%  due 02/25/01 (d)                          1,690             1,680
Prudential Home
      7.050%  due 05/25/24                              1,274             1,277
Red Mountain Funding Corp.
      6.450%  due 11/28/27                                171               170
Residential Funding
      6.174%  due 03/25/18 (d)                          3,728             3,694
Resolution Trust Corp.
      7.650%  due 01/25/20 (d)                            840               855
      7.164%  due 05/25/21 (d)                             65                65
      6.309%  due 09/25/21 (d)                          1,283             1,274
      8.000%  due 07/25/24                              3,246             3,279
      6.650%  due 05/25/29 (d)                            605               607
Sears Mortgage
      8.457%  due 05/25/32 (d)                             32                32
Structured Asset Securities Corp.
      7.750%  due 02/25/28                              1,209             1,236
                                                                    ------------
                                                                         26,357
                                                                    ============
Federal Home Loan Mortgage Corporation 9.4%
      6.712%  due 07/01/19 (d)                          2,163             2,210
      7.710%  due 12/01/22 (d)                          1,194             1,244
      7.896%  due 06/01/22 (d)                            841               869
      8.500% due 06/01/12-06/01/25 (f)                 57,157            59,280
                                                                    ------------
                                                                         63,603
                                                                    ============
Federal National Mortgage Association 2.8%
      6.190%  due 05/01/17 (d)                            438               443
      6.199%  due 11/01/18-05/01/36 (d)(f)              4,157             4,192
      6.207%  due 07/01/18 (d)                            713               722
      6.210%  due 05/01/36 (d)                          7,766             7,837
      6.213%  due 04/01/18-11/01/35 (d)(f)              5,064             5,102
      7.452%  due 05/01/22 (d)                            743               767
      9.000%  due 01/01/99                                 11                11
                                                                    ------------
                                                                         19,074
                                                                    ============
Government National Mortgage Association 3.2%
      6.000% due 02/20/26-02/20/28 (d)(f)              18,777            19,075
      7.000%  due 09/20/22 (d)                          2,570             2,642
                                                                    ------------
                                                                         21,717
                                                                    ============

98  PIMCO Funds See accompanying notes

                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
--------------------------------------------------------------------------------
Other Mortgage-Backed Securities 0.5%
California Federal Savings & Loan
      6.644%  due 01/01/19 (d)                     $       61       $        61
Fund America
      7.605%  due 06/25/23 (d)                            212               219
Great Western Savings & Loan
      6.458%  due 01/25/18 (d)                             90                90
J.P. Morgan & Co.
      6.999%  due 01/25/18 (d)                            784               783
Resolution Trust Corp.
      7.043%  due 12/25/23 (d)                             39                39
Structured Asset Securities Corp.
      6.854%  due 09/25/36 (d)                          1,516             1,550
Western Federal Savings & Loan
      6.414%  due 10/25/18 (d)                            354               354
      6.953%  due 03/25/19 (d)                             61                61
      6.630%  due 06/25/19 (d)                            507               508
                                                                    ------------
                                                                          3,665
                                                                    ============
Stripped Mortgage-Backed Securities 0.3%
Federal Home Loan Mortgage Corp. (IO)
      7.000%  due 08/15/13                                 34                 0
     92.576%  due 07/15/16                                 71               648
Federal National Mortgage Assn. (IO)
      6.000%  due 11/25/00                                831                58
      7.000%  due 07/25/06                                523                65
      6.500%  due 02/25/21 (d)                          6,444               670
      7.000%  due 07/25/21                              1,224               207
Prudential Home (IO)
      4.299%  due 02/25/22                                  2                 3
                                                                    ------------
                                                                          1,651
                                                                    ------------
Total Mortgage-Backed Securities                                        136,067
                                                                    ============
(Cost $135,569)

--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 7.3%
--------------------------------------------------------------------------------

Community Trust Bancorp, Inc.
      6.500%  due 09/15/03                              4,550             4,565
Green Tree Financial Group
      6.420%  due 04/15/28                              4,559             4,581
      6.220%  due 02/15/29                             17,627            17,685
LIBOR-Index Certificates
      6.479%  due 08/31/98 (d)                          3,000             3,000
      9.277%  due 10/01/03 (d)                          2,500             2,500
Standard Credit Card Master Trust
      8.875%  due 09/07/99                             17,300            17,470
                                                                    ------------
Total Asset-Backed Securities                                            49,801
                                                                    ============
(Cost $49,848)

--------------------------------------------------------------------------------
 SOVEREIGN ISSUES 4.4%
--------------------------------------------------------------------------------

Republic of Argentina
      6.688%  due 03/31/05 (d)                         17,195            15,862
      8.726%  due 04/10/05 (d)                          5,000             5,000
Republic of Poland
      6.688%  due 10/27/24 (d)                          9,400             9,224
                                                                    ------------
Total Sovereign Issues                                                   30,086
                                                                    ============
(Cost $29,654)

--------------------------------------------------------------------------------
 FOREIGN CURRENCY-DENOMINATED ISSUES (c)(e) 1.3%
--------------------------------------------------------------------------------

Commonwealth of Canada
      4.250%  due 12/01/26 (g)                    C$    5,151             3,758
Commonwealth of New Zealand
      4.500% due 02/15/16 (g)                     N$    9,750             5,137
Kingdom of Sweden
    10.250% due 05/05/00                          SK    1,000               138
                                                                    ------------
Total Foreign Currency-Denominated Issues                                 9,033
                                                                    ============
(Cost $10,455)

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 33.7%
--------------------------------------------------------------------------------

Certificates of Deposit 3.5%
Banco Latino
      6.550%  due 04/14/98                         $    6,200             6,199
      6.430%  due 05/28/98                              1,900             1,900


Bank of Tokyo
      6.470%  due 06/18/98                         $   15,500       $    15,500
                                                                    ------------
                                                                         23,599
                                                                    ============
Commercial Paper 25.2%
Abbott Laboratories
      5.500%  due 04/03/98                              3,400             3,399
American Express Credit
      5.520%  due 04/15/98                             20,600            20,556
Ameritech Corp.
      5.510%  due 04/06/98                             12,300            12,291
AT&T Capital Corp.
      5.856%  due 05/05/98                             10,900            10,840
BellSouth Telecommunications, Inc.
      5.510%  due 04/14/98                              3,000             2,994
      5.520%  due 04/14/98                              1,000               998
E.I. Du Pont de Nemours
      5.450%  due 04/08/98                              4,000             3,996
      5.440%  due 04/09/98                              6,100             6,093
      5.450%  due 04/09/98                              1,600             1,598
      5.540%  due 04/28/98                              1,400             1,394
Emerson Electric Co.
      5.500%  due 04/24/98                              2,700             2,691
      5.500%  due 04/30/98                              3,300             3,285
Federal Home Loan Mortgage Corp.
      5.485%  due 04/21/98                              7,800             7,776
      5.530%  due 04/21/98                              7,200             7,178
General Electric Capital Corp.
      5.520%  due 04/09/98                              5,000             4,994
      5.470%  due 04/20/98                              5,000             4,986
      5.530%  due 04/22/98                              5,700             5,682
      5.530%  due 05/06/98                              3,600             3,581
General Motors Acceptance Corp.
      5.740%  due 06/10/98                              7,000             6,924
IBM Credit Corp.
      5.490%  due 04/08/98                              4,200             4,196
KFW International Finance, Inc.
      5.550%  due 04/16/98                                900               898
      5.510%  due 04/17/98                             10,000             9,975
Motorola, Inc.
      5.490%  due 05/12/98                              4,500             4,472
New Center Asset Trust
      5.540%  due 04/09/98                              5,800             5,793
      5.530%  due 04/22/98                              3,600             3,588
      5.510%  due 06/03/98                              5,700             5,644
Pitney Bowes Credit Corp.
      5.482%  due 05/18/98                             10,000             9,928
Procter & Gamble Co.
      5.510%  due 04/14/98                              3,500             3,493
Shell Oil Co.
      5.490%  due 04/30/98                              7,000             6,969
TCI Communications, Inc.
      6.062%  due 05/08/98                              2,300             2,286
Wisconsin Electric Power & Light
      5.510%  due 04/07/98                              2,300             2,298
                                                                    ------------
                                                                        170,796
                                                                    ============
Repurchase Agreements 1.7%
State Street Bank
      5.000%  due 04/01/98                              3,566             3,566
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 6.125% 05/15/98 valued at
      $3,640,100. Repurchase proceeds are
      $3,566,495.)

Daiwa Securities America
      5.800%  due 04/01/98                              8,000             8,000
     (Dated 03/31/98. Collateralized by Treasury
     Inflation Protected Security 3.375% 01/15/07
     valued at $8,115,335. Repurchase proceeds are
     $8,001,289).
                                                                    ------------
                                                                         11,566
                                                                    ============

U.S. Treasury Bills (b)(f) 3.3%
      5.018%  due 04/16/98-07/23/98                    22,230            22,042
                                                                    ------------
Total Short-Term Instruments                                            228,003
                                                                    ============
(Cost $228,003)


                                   1998 Annual Report See accompanying notes  99

StocksPLUS Fund
March 31, 1998
                                                                          Value
                                                                         (000s)
--------------------------------------------------------------------------------

Total Investments (a) 98.1%                                         $   664,637
(Cost $664,639)

Other Assets and Liabilities (Net) 1.9%                                  13,075
                                                                    ------------

Net Assets 100.0%                                                   $   677,712
                                                                    ============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $     2,546

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost                    (2,396)
over value.                                                         ------------

Unrealized appreciation-net                                         $       150
                                                                    ============

(b) Securities with an aggregate market value of $22,042 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1998:

                                                                     Unrealized
                                                                  Appreciation/
Type                                                Contracts    (Depreciation)
--------------------------------------------------------------------------------

S&P 500 Index (06/98)                                   1,989       $    10,480
United Kingdom 90 Day LIBOR Future (06/98)                300               (30)
                                                                    ------------
                                                                    $    10,450
                                                                    ============

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                           Principal
                              Amount                                 Unrealized
                             Covered               Expiration     Appreciation/
Type                     by Contract                    Month    (Depreciation)
--------------------------------------------------------------------------------

Sell            C$             2,128                    04/98       $       (13)
Sell                           3,317                    06/98               (13)
Sell            N$             7,905                    04/98               115
Sell                           1,668                    05/98                61
Sell            SK             1,843                    04/98                 1
                                                                    ------------
                                                                    $       151
                                                                    ============

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:
          C$ - Canadian Dollar
          N$ - New Zealand Dollar
          SK - Swedish Krona

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1998:

                                             Fixed   Notional        Unrealized
Type                                       Rate(%)     Amount      Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread
and pay a fixed rate. The 10-year Swap
Spread is the difference between the 10-year
Swap Rate and the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 04/18/02                                .3700  $   8,000       $        43

Broker: Merrill Lynch
Exp. 04/23/02                                .3700      3,000                16

Broker: Merrill Lynch
Exp. 05/30/02                                .3700      6,000                33

Broker: Merrill Lynch
Exp. 06/05/02                                .3575      4,000                24

Broker: Deutsche Morgan Grenfell
Exp. 06/05/02                                .3650      8,000                45

Broker: J.P. Morgan
Exp. 11/28/02                                .4600     20,800                38
                                                                    ------------
                                                                    $       199
                                                                    ============

                                                     Notional        Unrealized
Type                                                   Amount      Appreciation
--------------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Deutsche Morgan Grenfell
Exp. 06/30/98                                       $  50,595       $         0

Broker: Morgan Stanley
Exp. 09/30/98                                          59,258                 0
                                                                    ------------
                                                                    $         0
                                                                    ============
(i) Restricted security.


100 PIMCO Funds See accompanying notes

Schedule of Investments

Strategic Balanced Fund
March 31, 1998


                                                     Principal
                                                        Amount             Value
                                                        (000s)            (000s)
--------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES 16.8%
--------------------------------------------------------------------------------

Banking and Finance 7.7%
Advanta National Bank
      6.097%  due 01/15/99 (d)                      $     400       $       394
Lehman Brothers, Inc.
      5.740%  due 01/12/99 (d)                            342               341
NationsBank Corp.
      7.033%  due 02/18/02 (d)                            100                97
Okobank
      7.312%  due 09/27/49 (d)                            500               510
Republic New York Corp.
      5.799%  due 10/28/02 (d)                            100                98
Salomon, Smith Barney Holdings
      3.650%  due 02/14/02 (f)                          1,100             1,062
Sparbanken Sverige AB
      7.664%  due 10/29/49 (d)                            500               502
                                                                    ------------
                                                                          3,004
                                                                    ============
Industrials 3.4%
Gulf Canada Resources
      9.000%  due 08/15/99                                300               310
Imperial Chemical
      6.000%  due 12/05/98 (d)                            500               500
RJR Nabisco
      8.625%  due 12/01/02                                100               105
Sequa Corp.
      9.625%  due 10/15/99                                300               311
Telecommunications, Inc.
      9.875%  due 04/01/98                                100               100
                                                                    ------------
                                                                          1,326
                                                                    ============
Utilities 5.7%
Cleveland Electric/Toledo Edison
      7.190%  due 07/01/00                                500               508
Gulf States Utilities
      9.720%  due 07/01/98                                 20                20
Long Island Lighting Co.
      7.625%  due 04/15/98                                300               300
System Energy Resources
      7.710%  due 08/01/01                                650               672
Western Massachusetts Electric
      6.875%  due 01/01/00                                700               698
                                                                    ------------
                                                                          2,198
                                                                    ------------
Total Corporate Bonds and Notes                                           6,528
                                                                    ============
(Cost $6,537)

--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 2.3%
--------------------------------------------------------------------------------

Student Loan Marketing Assn.
      6.080%  due 06/30/00 (d)                            900               902
                                                                    ------------
Total U.S. Government Agencies                                              902
                                                                    ============
(Cost $899)

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 8.3%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities
      3.625%  due 07/15/02 (f)                          2,220             2,199
U.S. Treasury Notes
      5.750%  due 10/31/02                              1,000             1,003
                                                                    ------------
Total U.S. Treasury Obligations                                           3,202
                                                                    ============
(Cost $3,234)

--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 31.4%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 18.1%
Federal Home Loan Mortgage Corp.
      6.500%  due 11/15/00                                494               497
      6.600%  due 12/15/03                                248               248
      6.500%  due 01/15/04                                708               711
      5.500%  due 07/15/05                                733               730
      6.750%  due 03/15/17                                780               785
      7.000%  due 05/15/23                                133               134
      6.500%  due 08/15/23                                187               188
      6.500%  due 03/15/24                                272               254
Federal National Mortgage Assn.
      6.500%  due 10/25/04                                761               764
      5.750%  due 02/25/15                                200               200
      8.000%  due 07/25/20                                719               731
      6.500%  due 06/25/21                                192               189
      4.000%  due 01/25/22                                126               107
      5.000%  due 04/25/22                                 48                42
      7.000%  due 06/25/23                                237               237
      6.500%  due 12/25/23                                132               123
Residential Funding
      6.750%  due 01/25/06                                766               768
      7.500%  due 06/25/27                                120               122
Resolution Trust Corp.
      7.500%  due 08/25/23                                122               122
Ryland Acceptance Corp.
      8.500%  due 12/01/12                                 81                81
                                                                    ------------
                                                                          7,033
                                                                    ============
Federal National Mortgage Association 1.2%
      6.210%  due 03/01/29 (d)                            473               477
                                                                    ------------
Government National Mortgage Association 10.5%
      7.000%  due 07/20/23 (d)                            163               167
      7.000%  due 08/20/26 (d)                            987             1,010
      7.000%  due 01/20/27 (d)                             82                84
      6.500%  due 06/20/27 (d)                          1,729             1,770
      6.000%  due 01/20/28 (d)                          1,004             1,018
                                                                    ------------
                                                                          4,049
                                                                    ============
Stripped Mortgage-Backed Securities 1.6%
Collateralized Mortgage Obligation Trust (PO)
      0.000%  due 04/23/17                                 25                21
Federal Home Loan Mortgage Corp. (IO)
      7.000%  due 05/15/04                                761                39
      7.000%  due 02/15/17                              1,130                74
Federal National Mortgage Assn. (IO)
      6.500%  due 05/25/05                              1,247               195
      6.500%  due 09/25/08                                844                91
Federal National Mortgage Assn. (PO)
      0.000%  due 11/25/22                                225               215
                                                                    ------------
                                                                            635
                                                                    ------------
Total Mortgage-Backed Securities                                         12,194
                                                                    ============
(Cost $12,018)

--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 11.8%
--------------------------------------------------------------------------------

Conti Mortgage Home Equity Loan Trust
      5.588%  due 10/15/12 (d)                          1,400             1,400
First Deposit Master Trust
      5.750%  due 06/15/01                                200               200
Ford Credit Grantor Trust
      5.900%  due 05/15/00                                164               164
Ford Motor Credit Corp.
      6.500%  due 11/15/99                                941               944
Green Tree Financial Group
      6.420%  due 04/15/28                                274               275
      6.220%  due 02/15/29                                308               309
Premiere Auto Trust
      8.050%  due 04/04/00                              1,294             1,298
                                                                    ------------
Total Asset-Backed Securities                                             4,590
                                                                    ============
(Cost $4,596)

--------------------------------------------------------------------------------
 SOVEREIGN ISSUES 4.3%
--------------------------------------------------------------------------------

Hydro Quebec
      5.813%  due 09/29/49 (d)                            200               177
Republic of Argentina
      6.688%  due 03/31/05 (d)                          1,615             1,490
                                                                    ------------
Total Sovereign Issues                                                    1,667
                                                                    ============
(Cost $1,646)

--------------------------------------------------------------------------------
 FOREIGN CURRENCY-DENOMINATED ISSUES (c)(e) 0.2%
--------------------------------------------------------------------------------

Commonwealth of Canada
      4.250%  due 12/01/26 (f)                    C$      103                75
                                                                    ------------
Total Foreign Currency-Denominated Issues                                    75
                                                                    ============
(Cost $69)



                                  1998 Annual Report See accompanying notes  101

Strategic Balanced Fund
March 31, 1998


                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)
--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 23.0%
--------------------------------------------------------------------------------

Certificates of Deposit 3.9%
Banco Latino
      6.160%  due 09/25/98                          $   1,100       $     1,099
Bank of Tokyo
      6.470%  due 06/18/98                                400               400
                                                                    ------------
                                                                          1,499
                                                                    ============
Commercial Paper 13.9%
BellSouth Telecommunications, Inc.
      5.490%  due 05/20/98                                400               397
E.I. Du Pont de Nemours
      5.450%  due 04/08/98                                200               200
Emerson Electric Co.
      5.510%  due 04/27/98                                200               199
Florida Power Corp.
      5.510%  due 04/28/98                                400               398
Ford Motor Credit Corp.
      5.550%  due 04/02/98                                500               500
      5.540%  due 04/16/98                                700               698
General Motors Acceptance Corp.
      5.530%  due 04/08/98                                200               200
KFW International Finance, Inc.
      5.510%  due 04/24/98                                900               897
National Rural Utilities Cooperative
      5.500%  due 05/21/98                                600               595
      5.510%  due 06/12/98                                200               198
Southwestern Public Service Co.
      5.510%  due 04/24/98                                800               797
      5.540%  due 04/24/98                                300               299
                                                                    ------------
                                                                          5,378
                                                                    ============
Repurchase Agreements 2.8%
State Street Bank
      5.000%  due 04/01/98                                687               687
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 6.250% 06/30/98 valued at
      $702,016. Repurchase proceeds are $687,095.)

Daiwa Securities America
      5.800%  due 04/01/98                                400               400
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 5.875% 08/31/99 valued at
      $406,393. Repurchase proceeds are $400,064).
                                                                    ------------
                                                                          1,087
                                                                    ============
U.S. Treasury Bills (b)(g) 2.4%
      5.013%  due 04/16/98-07/23/98                       955               950
                                                                    ------------
Total Short-Term Instruments                                              8,914
(Cost $8,915)                                                       ============


Total Investments (a) 98.1%                                         $    38,072
(Cost $37,914)

Other Assets and Liabilities (Net) 1.9%                                     734
                                                                    ------------

Net Assets 100.0%                                                   $    38,806
                                                                    ============


================================================================================

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $       274

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (89)
                                                                    ------------

Unrealized appreciation-net                                         $       185
                                                                    ============

(b) Securities with an aggregate market value of $950
have been segregated with the custodian to cover margin
requirements for the following open future contracts
at March 31, 1998:
                                                                     Unrealized
                                                                  Appreciation/
Type                                                Contracts    (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index (06/98)                                      67       $       344
U.S. Treasury 5 Year Note (06/98)                          61               (64)
U.S. Treasury 10 Year Note (06/98)                         61               (31)
United Kingdom 90 Day LIBOR (06/98)                        10                (1)
                                                                    ------------
                                                                    $       248
                                                                    ============

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                           Principal
                              Amount
                             Covered               Expiration        Unrealized
Type                     by Contract                    Month      Depreciation
--------------------------------------------------------------------------------
Sell            C$               109                    06/98       $        (1)

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

          C$ - Canadian Dollar

(f) Principal amount of the security is adjusted for inflation.

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Swap agreements outstanding at March 31, 1998:

                                                     Notional        Unrealized
Type                                                   Amount      Appreciation
--------------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Lehman Brothers
Exp. 07/31/98                                       $   5,897       $         1



102  PIMCO Funds See accompanying notes

Notes to Financial Statements

March 31, 1998


1. Organization

PIMCO Funds: Pacific Investment Management Series (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment management company. The Trust currently consists of 25 separate investment funds (the "Funds"). The Trust may offer up to six classes of shares for certain Funds. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Financial statements for the International and Municipal Bond Funds are provided separately. The Commercial Mortgage Securities, Emerging Markets Bond II and StocksPLUS Short Strategy Funds had not commenced operations as of March 31, 1998. As used in the financial statements, "Institutional Classes" refers to the Institutional and Administrative Classes and "Retail Classes" refers to the A, B, C, and D Classes of the Trust.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.




                                                         1998 Annual Report  103

March 31, 1998


Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the StocksPLUS and Strategic Balanced Funds, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the StocksPLUS and Strategic Balanced Funds are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income and non-class specific expenses of each Fund, except the StocksPLUS and Strategic Balanced Funds, are allocated daily to each class of shares based on the relative value of settled shares. Income and non-class specific expenses of the StocksPLUS and Strategic Balanced Funds are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. A Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. Included in payable for investments and foreign currency purchased are amounts of $610,266,695, $37,376,009, $18,766,752, $985,680, $35,777,922,
$6,014,338, $284,512,443, $114,599,261, $22,596,434 and $139,408 for the Total
Return, Total Return III, Moderate Duration, Low Duration, Long-Term U.S. Government, Real Return Bond, Foreign Bond, Global Bond, Global Bond II and StocksPLUS Funds, respectively, related to these financing transactions.


104  PIMCO Funds

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. Certain Funds are authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon qoutations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankrupcy of a counterparty.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of


                                                         1998 Annual Report  105

March 31, 1998


ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. Certain Funds are authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the maket value of the security sold by the Fund may decline below the repurchase price of the security.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company (PIMCO) is a wholly owned subsidiary partnership of PIMCO Advisors L.P. which serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.15% for the Money Market Fund, 0.40% for the StocksPLUS and Strategic Balanced Funds, 0.45% for the Emerging Markets Bond Fund and 0.25% for all other Funds.

Administration Fee. Pacific Investment Management Company (PIMCO) is a wholly owned subsidiary partnership of PIMCO Advisors L.P. which also serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.18% for the Total Return and Low Duration Funds, 0.20% for the Moderate Duration, Short-Term and Money Market Funds, 0.30% for the Global Bond and Global Bond II Funds, 0.40% for the Emerging Markets Bond Fund and 0.25% for all other Funds. The Administration Fee for the Retail Classes is charged at an annual rate of 0.35% for the Short-Term and Money Market Funds, 0.45% for the Foreign Bond and Global Bond II Funds, 0.55% for the Emerging Markets Bond Fund and 0.40% for all other Funds.


106  PIMCO Funds

Distribution and Servicing Fees. PIMCO Funds Distributors LLC, ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during 1998.

     Pursuant to the Distribution and Servicing Plans adopted by the Retail Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail Classes. The Trust pays PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):


                                                              Effective Rate                              Allowable Rate
                                              --------------------------------------------------------------------------------------
                                              Distribution Fee (%)     Servicing Fee (%)    Distribution Fee (%)   Servicing Fee (%)
------------------------------------------------------------------------------------------------------------------------------------

Class A

Money Market Fund                                               --                  0.10                      --                0.20

All other Funds                                                 --                  0.25                      --                0.25


Class B

All Funds                                                     0.75                  0.25                    0.75                0.25


Class C
Total Return Funds, Long-Term U.S. Gov't,
Foreign Bond, Global Bond II
Emerging Markets Bond and High Yield                          0.75                  0.25                    0.75                0.25


Low Duration Fund                                             0.50                  0.25                    0.50                0.25


Real Return Bond and StocksPLUS Funds                         0.50                  0.25                    0.75                0.25


Short-Term Fund                                               0.30                  0.25                    0.75                0.25


Money Market Fund                                               --                  0.10                      --                0.20



PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 1998, the Funds were informed that PFD received $3,220,441 representing commissions (sales charges) and contingent deferred sales charges related to the Retail Classes.




                                                         1998 Annual Report  107

March 31, 1998


Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiclass Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. Each unaffiliated Trustee receives an annual retainer of $45,000, plus $3,000 for each Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 1998 were as follows (amounts in thousands):



                                                  U.S. Government/Agency                                   All Other
                                        ---------------------------------------------------------------------------------------
                                          Purchases                     Sales              Purchases                     Sales
-------------------------------------------------------------------------------------------------------------------------------

Total Return Fund                   $    30,659,485           $    27,541,592      $       8,211,135           $      3,429,448
Total Return Fund II                      1,588,789                 1,555,447                171,107                     79,083
Total Return Fund III                       438,905                   376,265                219,576                     72,966
Total Return Mortgage Fund                   14,163                    11,330                  8,703                      7,324
Moderate Duration Fund                      173,562                    83,074                160,170                     20,822
Low Duration Fund                        11,277,496                 9,399,379                286,925                    480,145
Low Duration Fund II                      1,508,120                 1,121,784                 30,492                     26,100
Low Duration Fund III                        47,717                    36,449                  1,427                          0
Low Duration Mortgage Fund                   30,594                    20,690                  3,818                      6,700
Short-Term Fund                              55,931                    34,614                 97,694                     53,391
Long-Term U.S. Gov't Fund                   169,248                   100,758                 18,050                        419
Real Return Bond Fund                        79,685                    74,873                 25,079                     22,060
Foreign Bond Fund                           112,168                    64,477              1,117,065                  1,106,425
Global Bond Fund                            129,577                    73,472              1,046,067                  1,117,861
Global Bond Fund II                          16,102                    16,290                 90,463                     80,854
Emerging Markets Bond Fund                   10,130                    10,143                 21,072                     16,442
High Yield Fund                                   0                         0              1,543,696                    516,227
StocksPLUS Fund                             145,322                    44,353                271,673                     68,671
Strategic Balanced Fund                      11,903                     4,119                 29,200                     13,046

108 PIMCO Funds

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):


                                   Total Return          Total Return II          Total Return III             Low Duration
---------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------- Premium -----------------------------------------

Balance at 3/31/97                $      30,218           $        1,531            $        1,073           $        3,711
Sales                                    14,996                      169                       198                        0
Closing Buys                                  0                        0                         0                        0
Expirations                             (36,693)                  (1,700)                   (1,073)                  (3,711)
Exercised                                (4,868)                       0                         0                        0
---------------------------------------------------------------------------------------------------------------------------
Balance at 3/31/98                $       3,653           $            0            $          198           $            0
===========================================================================================================================

                                                               Long-Term                      Real
                                Low Duration II               U.S. Gov't               Return Bond             Foreign Bond
---------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------- Premium -----------------------------------------
Balance at 3/31/97                $         287           $           34            $            0           $            0
Sales                                         0                        0                        88                       19
Closing Buys                                  0                      (34)                        0                        0
Expirations                                (287)                       0                         0                      (19)
Exercised                                     0                        0                         0                        0
---------------------------------------------------------------------------------------------------------------------------
Balance at 3/31/98                $           0           $            0            $           88           $            0
===========================================================================================================================

                                                                Emerging                 Strategic
                                    Global Bond             Markets Bond                  Balanced
--------------------------------------------------------------------------------------------------
------------------------------------------------------------ Premium -----------------------------
Balance at 3/31/97                $           0           $            0            $            0
Sales                                        12                       65                         3
Closing Buys                                  0                        0                        (1)
Expirations                                 (12)                     (65)                        0
Exercised                                     0                        0                        (2)
--------------------------------------------------------------------------------------------------
Balance at 3/31/98                $           0           $            0            $            0
==================================================================================================




                                                          1998 Annual Report 109

March 31, 1998


6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):


                                                           Total Return Fund                           Total Return Fund II
                                            -------------------------------------------   -----------------------------------------
                                             Year Ended 3/31/98      Year Ended 3/31/97    Year Ended 3/31/98    Year Ended 3/31/97
                                             Shares      Amount      Shares      Amount    Shares      Amount     Shares     Amount
                                            --------------------  ---------------------   -----------------------------------------
Receipts for shares sold
   Institutional Class...................   569,689  $6,060,910     358,561  $3,709,839    33,950  $  347,509      8,952  $  88,832
   Administrative Class..................    39,423     420,992      12,842     132,504     1,005      10,297        184      1,824
   Class A...............................    43,181     460,620       3,360      35,013         0           0          0          0
   Class B...............................    11,221     119,773       1,002      10,459         0           0          0          0
   Class C...............................    14,063     149,964       1,329      13,775         0           0          0          0

Shares issued in reorganization
   Class A...............................         0           0       8,630      90,184         0           0          0          0
   Class B...............................         0           0       6,410      66,992         0           0          0          0
   Class C...............................         0           0      32,743     342,162         0           0          0          0

Issued as reinvestment of distributions
   Institutional Class...................    97,133   1,031,930      58,681     606,425     2,944      30,055      2,871     28,378
   Administrative Class..................     2,241      23,828         820       8,479        60         610         28        273
   Class A...............................     1,979      21,051          88         900         0           0          0          0
   Class B...............................       613       6,517          49         513         0           0          0          0
   Class C...............................     1,747      18,558         223       2,316         0           0          0          0

Cost of shares redeemed
   Institutional Class...................  (333,872) (3,556,685)   (193,748) (2,001,935)  (29,485)   (299,345)    (9,278)   (90,902)
   Administrative Class..................   (11,009)   (117,585)     (9,113)    (94,080)     (124)     (1,264)        (9)       (93)
   Class A...............................    (6,141)    (65,456)       (810)     (8,458)        0           0          0          0
   Class B...............................    (1,444)    (15,356)       (244)     (2,564)        0           0          0          0
   Class C...............................    (9,698)   (102,973)     (2,256)    (23,590)        0           0          0          0
Net increase (decrease) resulting from
   Fund share transactions...............   419,126  $4,456,088     278,567  $2,888,934     8,350  $   87,862      2,748  $  28,312
=========================================  ============================================   ===================   ===================

                                                           Total Return Fund III
                                                -----------------------------------------
                                                Year Ended 3/31/98     Year Ended 3/31/97
                                                Shares      Amount      Shares     Amount
                                                -----------------------------------------
Receipts for shares sold
   Institutional Class......................    16,851  $  160,414       6,069  $  56,444
   Administrative Class.....................        23         211           0          0
   Class A..................................         0           0           0          0
   Class B..................................         0           0           0          0
   Class C..................................         0           0           0          0

Shares issued in reorganization
   Class A..................................         0           0           0          0
   Class B..................................         0           0           0          0
   Class C..................................         0           0           0          0

Issued as reinvestment of distributions
   Institutional Class......................     2,151      20,471       1,127     10,374
   Administrative Class.....................         0           1           0          0
   Class A..................................         0           0           0          0
   Class B..................................         0           0           0          0
   Class C..................................         0           0           0          0

Cost of shares redeemed
   Institutional Class......................    (1,903)    (17,962)     (1,649)   (15,338)
   Administrative Class.....................        (4)        (39)          0          0
   Class A..................................         0           0           0          0
   Class B..................................         0           0           0          0
   Class C..................................         0           0           0          0
Net increase (decrease) resulting from
   Fund share transactions..................    17,118  $  163,096       5,547  $  51,480
============================================  ===========================================


                                                                                                 Low Duration
                                                              Low Duration Fund III              Mortgage Fund
                                                   -----------------------------------------  --------------------
                                                   Year Ended 3/31/98   Period Ended 3/31/97  Period Ended 3/31/98
                                                   Shares      Amount     Shares      Amount    Shares      Amount
                                                   -----------------------------------------  --------------------
Receipts for shares sold
   Institutional Class.........................     1,281   $  12,870      1,000   $  10,000      355  $    3,553
   Administrative Class........................         0           0          0           0        0           0
   Class A.....................................         0           0          0           0        0           0
   Class B.....................................         0           0          0           0        0           0
   Class C.....................................         0           0          0           0        0           0

Shares issued in reorganization
   Class A.....................................         0           0          0           0        0           0
   Class B.....................................         0           0          0           0        0           0
   Class C.....................................         0           0          0           0        0           0

Issued as reinvestment of distributions
   Institutional Class.........................        81         816         15         149       16         159
   Administrative Class........................         0           0          0           0        0           0
   Class A.....................................         0           0          0           0        0           0
   Class B.....................................         0           0          0           0        0           0
   Class C.....................................         0           0          0           0        0           0

Cost of shares redeemed
   Institutional Class.........................         0          (1)         0           0       (1)         (7)
   Administrative Class........................         0           0          0           0        0           0
   Class A.....................................         0           0          0           0        0           0
   Class B.....................................         0           0          0           0        0           0
   Class C.....................................         0           0          0           0        0           0
Net increase (decrease) resulting from
   Fund share transactions.....................     1,362   $   13,685     1,015   $  10,149      370  $    3,705
===============================================  ===========================================   ==================

                                                                 Short-Term Fund
                                                     -----------------------------------------
                                                     Year Ended 3/31/98     Year Ended 3/31/97
                                                     Shares      Amount     Shares      Amount
                                                     -----------------------------------------
Receipts for shares sold
   Institutional Class........................       30,985  $  311,342     18,060   $ 180,257
   Administrative Class.......................          458       4,605        867       8,640
   Class A....................................        3,832      38,492        441       4,435
   Class B....................................          610       6,129         19         197
   Class C....................................          991       9,964        140       1,403

Shares issued in reorganization
   Class A....................................            0           0          0           0
   Class B....................................            0           0          0           0
   Class C....................................            0           0          0           0

Issued as reinvestment of distributions
   Institutional Class........................          904       9,089        625       6,243
   Administrative Class.......................            3          35          1          15
   Class A....................................           47         474          1           5
   Class B....................................            1          14          0           1
   Class C....................................           19         193          0           4

Cost of shares redeemed
   Institutional Class........................      (30,360)   (305,111)   (13,294)   (132,676)
   Administrative Class.......................         (401)     (4,023)      (820)     (8,162)
   Class A....................................       (1,729)    (17,369)      (189)     (1,898)
   Class B....................................         (497)     (4,998)        (8)        (83)
   Class C....................................         (474)     (4,767)        (4)        (44)
Net increase (decrease) resulting from
   Fund share transactions....................        4,389   $  44,069      5,839    $ 58,337
==============================================   =============================================

110     PIMCO Funds


                                             Total Return
                                            Mortgage Fund                  Moderate Duration Fund
                                          -------------------   -------------------------------------------
                                           Year Ended 3/31/98    Year Ended 3/31/98      Year Ended 3/31/97
                                           Shares      Amount    Shares      Amount      Shares      Amount
                                          -------------------   -------------------------------------------
Receipts for shares sold
   Institutional Class....................    336  $    3,365    22,490   $ 226,998       1,374    $ 13,681
   Administrative Class...................      0           0         0           0           0           0
   Class A................................      0           0         0           0           0           0
   Class B................................      0           0         0           0           0           0
   Class C................................      0           0         0           0           0           0

Shares issued in reorganization
   Class A................................      0           0         0           0           0           0
   Class B................................      0           0         0           0           0           0
   Class C................................      0           0         0           0           0           0

Issued as reinvestment of distributions
   Institutional Class....................     14         142       602       6,096          16         159
   Administrative Class...................      0           0         0           0           0           0
   Class A................................      0           0         0           0           0           0
   Class B................................      0           0         0           0           0           0
   Class C................................      0           0         0           0           0           0

Cost of shares redeemed
   Institutional Class....................      0           0      (881)     (8,890)        (21)       (207)
   Administrative Class...................      0           0         0           0           0           0
   Class A................................      0           0         0           0           0           0
   Class B................................      0           0         0           0           0           0
   Class C................................      0           0         0           0           0           0
Net increase (decrease) resulting from
   Fund share transactions................    350  $    3,507    22,211   $ 224,204       1,369    $ 13,633
==========================================  =================  ====================   =====================

                                                        Low Duration Fund                         Low Duration Fund II
                                            -----------------------------------------  -----------------------------------------
                                             Year Ended 3/31/98    Year Ended 3/31/97   Year Ended 3/31/98    Year Ended 3/31/97
                                             Shares      Amount     Shares     Amount   Shares      Amount     Shares     Amount
                                            -----------------------------------------  -----------------------------------------
Receipts for shares sold
   Institutional Class...................   144,295  $1,467,244    139,451 $1,394,715   17,716  $  177,099     14,219  $ 139,963
   Administrative Class..................     3,319      33,741      2,251     22,564        7          72          0          0
   Class A...............................    34,531     351,735      2,135     21,468        0           0          0          0
   Class B...............................     1,705      17,368        178      1,783        0           0          0          0
   Class C...............................     5,739      58,311      1,581     15,897        0           0          0          0

Shares issued in reorganization
   Class A...............................         0           0      5,364     53,912        0           0          0          0
   Class B...............................         0           0        454      4,564        0           0          0          0
   Class C...............................         0           0      6,149     61,795        0           0          0          0

Issued as reinvestment of distributions
   Institutional Class...................    15,257     155,141     15,036    149,996    2,014      20,086      1,612     15,824
   Administrative Class..................       182       1,852         52        518        0           0          0          0
   Class A...............................       448       4,564         61        615        0           0          0          0
   Class B...............................        38         384          3         33        0           0          0          0
   Class C...............................       271       2,754         49        495        0           0          0          0

Cost of shares redeemed
   Institutional Class...................  (168,625) (1,713,570)  (143,424)(1,432,178) (14,185)  (141,508)     (7,059)   (69,105)
   Administrative Class..................    (1,324)    (13,425)      (197)    (1,971)      (2)       (16)          0          0
   Class A...............................   (30,163)   (307,185)    (1,615)   (16,266)       0           0          0          0
   Class B...............................      (542)     (5,522)      (104)    (1,047)       0           0          0          0
   Class C...............................    (5,625)    (57,029)    (1,407)   (14,179)       0           0          0          0
Net increase (decrease) resulting from
   Fund share transactions...............      (494) $   (3,637)    26,017  $ 262,714    5,550  $   55,733      8,772  $  86,682
=========================================  =====================  ===================  =========================================

                                                  Long-Term U.S. Gov't Fund                       Real Return Bond Fund
                                          -------------------------------------------   -------------------------------------------
                                           Year Ended 3/31/98      Year Ended 3/31/97    Year Ended 3/31/98    Period Ended 3/31/97
                                           Shares      Amount      Shares      Amount    Shares      Amount      Shares      Amount
                                          -------------------------------------------   -------------------------------------------
Receipts for shares sold
   Institutional Class...................   4,747  $   48,113         712   $   6,985       465   $   4,626         564    $  5,636
   Administrative Class..................     478       4,924           0           0         0           0           0           0
   Class A...............................     597       6,175         128       1,237       118       1,170           0           0
   Class B...............................     769       8,001          48         469       131       1,292          51         514
   Class C...............................     817       8,501          29         281       114       1,136          15         149

Shares issued in reorganization
   Class A...............................       0           0           0           0         0           0           0           0
   Class B...............................       0           0           0           0         0           0           0           0
   Class C...............................       0           0           0           0         0           0           0           0

Issued as reinvestment of distributions
   Institutional Class...................     194       1,998         215       2,113        34         333           4          45
   Administrative Class..................       9          97           0           0         0           0           0           0
   Class A...............................      11         116           0           1         2          24           0           0
   Class B...............................      12         121           0           1         3          34           0           1
   Class C...............................      11         116           0           1         3          33           0           0

Cost of shares redeemed
   Institutional Class...................  (2,479)    (25,182)     (2,062)    (20,121)     (501)      (5,016)         0           0
   Administrative Class..................     (18)       (191)          0           0         0           0           0           0
   Class A...............................    (154)     (1,612)          0           0       (83)        (818)         0           0
   Class B...............................    (118)     (1,248)          0           0       (32)        (323)         0           0
   Class C...............................    (171)     (1,794)          0          (1)      (82)        (812)         0           0
Net increase (decrease) resulting from
   Fund share transactions...............   4,705  $   48,135        (930)  $  (9,034)      172   $    1,679        634    $  6,345
=========================================  ==========================================   ===========================================


                                                      Foreign Bond Fund                             Global Bond Fund
                                         -------------------------------------------   -------------------------------------------
                                          Year Ended 3/31/98      Year Ended 3/31/97    Year Ended 3/31/98      Year Ended 3/31/97
                                          Shares      Amount      Shares      Amount    Shares      Amount      Shares      Amount
                                         -------------------------------------------   -------------------------------------------
Receipts for shares sold
   Institutional Class..................  21,531  $  230,125      14,462   $ 155,503     9,748    $ 97,041       8,566   $  87,843
   Administrative Class.................      28         298           3          30     1,869      18,488          60         632
   Class A..............................     855       9,138          69         715         0           0           0           0
   Class B..............................     896       9,586         117       1,236         0           0           0           0
   Class C..............................   1,458      15,595         172       1,809         0           0           0           0

Shares issued in reorganization
   Class A..............................       0           0           0           0         0           0           0           0
   Class B..............................       0           0           0           0         0           0           0           0
   Class C..............................       0           0           0           0         0           0           0           0

Issued as reinvestment of distributions
   Institutional Class..................   2,017      21,425       2,246      23,548     1,552      15,183       1,227      12,695
   Administrative Class.................       2          21           0           0        16         163           2          17
   Class A..............................      35         373           0           1         0           0           0           0
   Class B..............................      43         455           0           2         0           0           0           0
   Class C..............................      73         771           0           3         0           0           0           0

Cost of shares redeemed
   Institutional Class..................  (9,581)   (102,060)    (18,761)   (205,567)   (6,739)    (66,343)     (1,227)    (12,625)
   Administrative Class.................      (4)        (38)          0           0    (1,761)    (17,243)        (27)       (273)
   Class A..............................     (66)       (703)         (1)         (6)        0           0           0           0
   Class B..............................     (66)       (702)          0           0         0           0           0           0
   Class C..............................    (112)     (1,194)          0          (2)        0           0           0           0
Net increase (decrease) resulting from
   Fund share transactions..............  17,109  $  183,090      (1,693)  $ (22,728)    4,685   $  47,289       8,601  $   88,289
========================================  ==========================================   ===========================================

                                                          1998 Annual Report 111

March 31, 1998

                                                                                                             Emerging Markets
                                                                 Global Bond Fund II                             Bond Fund
                                               ---------------------------------------------------         ---------------------
                                                  Year Ended 3/31/98            Year Ended 3/31/97          Period Ended 3/31/98
                                               Shares         Amount         Shares         Amount         Shares         Amount
                                               ---------------------------------------------------         ---------------------
Receipts for shares sold

   Institutional Class....................      2,462    $    24,247              0    $         0            395    $     3,907
   Administrative Class...................          0              0              0              0              0              0
   Class A................................        499          5,409            136          1,518             37            353
   Class B................................        117          1,255             70            778             31            294
   Class C................................        158          1,717            177          1,967             14            132

Shares issued in reorganization

   Class A................................          0              0              0              0              0              0
   Class B................................          0              0              0              0              0              0
   Class C................................          0              0              0              0              0              0

Issued as reinvestment of distributions

   Institutional Class....................         10            100              0              0             22            212
   Administrative Class...................          0              0              0              0              0              0
   Class A................................        105          1,055             16            171              1              9
   Class B................................         58            578             13            138              1              7
   Class C................................         94            942             19            215              1              6

Cost of shares redeemed

   Institutional Class....................          0              0              0              0            (37)          (350)
   Administrative Class...................          0              0              0              0              0              0
   Class A................................       (623)        (6,982)          (118)        (1,285)            (6)           (54)
   Class B................................        (88)          (940)           (16)          (178)             0              0
   Class C................................       (128)        (1,407)           (21)          (236)             0             (3)
Net increase (decrease) resulting from
   Fund share transactions                      2,664    $    25,974            276    $     3,088            459    $     4,513
===========================================    ===================================================         =====================

                                                                  High Yield Fund
                                             ------------------------------------------------------
                                                   Year Ended 3/31/98            Year Ended 3/31/97
                                                Shares         Amount         Shares         Amount
                                             ------------------------------------------------------
Receipts for shares sold
   Institutional Class....................      85,745    $   991,624         37,480    $   414,058
   Administrative Class...................       5,481         63,673          1,323         14,665
   Class A................................       5,603         64,633            480          5,390
   Class B................................       8,820        101,900          1,083         12,160
   Class C................................      11,386        131,535          1,380         15,420

Shares issued in reorganization

   Class A................................           0              0          2,634         29,527
   Class B................................           0              0          4,447         49,852
   Class C................................           0              0         18,228        204,339

Issued as reinvestment of distributions

   Institutional Class....................       7,846         90,586          6,306         69,870
   Administrative Class...................         123          1,429             31            353
   Class A................................         236          2,723             25            271
   Class B................................         381          4,397             37            412
   Class C................................       1,066         12,300            163          1,819

Cost of shares redeemed

   Institutional Class....................     (20,969)      (238,595)       (25,767)      (286,865)
   Administrative Class...................        (546)        (6,334)          (506)        (5,554)
   Class A................................      (2,364)       (27,260)          (537)        (6,044)
   Class B................................      (1,243)       (14,335)          (136)        (1,524)
   Class C................................      (6,522)       (75,236)        (1,272)       (14,308)
Net increase (decrease) resulting from
   Fund share transactions                      95,043    $ 1,103,040         45,399    $   503,841
===========================================  ======================================================

                                                            Money Market Fund                               StocksPLUS Fund
                                          --------------------------------------------------------      ------------------------
                                                  Year Ended 3/31/98            Year Ended 3/31/97            Year Ended 3/31/98
                                               Shares         Amount         Shares         Amount         Shares         Amount
                                          --------------------------------------------------------      ------------------------
Receipts for shares sold

   Institutional Class....................    126,866    $   126,866         48,817    $    48,817         16,854    $   225,911
   Administrative Class...................      1,317          1,317              8              8             98          1,303
   Class A................................  1,983,452      1,983,452        303,692        303,692          5,189         70,046
   Class B................................     14,945         14,945          3,657          3,657          6,014         81,066
   Class C................................  1,189,852      1,189,852        262,815        262,815          6,158         82,851

Shares issued in reorganization

   Class A................................          0              0         14,653         14,653              0              0
   Class B................................          0              0          2,499          2,499              0              0
   Class C................................          0              0         52,050         52,050              0              0

Issued as reinvestment of distributions

   Institutional Class....................      1,408          1,408          1,077          1,077          4,247         54,317
   Administrative Class...................         15             15              1              1             17            211
   Class A................................      1,226          1,226            192            192            531          6,748
   Class B................................         94             94             15             15            731          9,234
   Class C................................      2,314          2,314            605            605            816         10,335

Cost of shares redeemed

   Institutional Class....................    (96,437)       (96,437)       (52,332)       (52,332)       (12,110)      (165,345)
   Administrative Class...................       (594)          (594)            (7)            (7)           (22)          (291)
   Class A................................ (1,986,890)    (1,986,890)      (274,948)      (274,948)        (1,748)       (23,650)
   Class B................................    (15,245)       (15,245)        (3,028)        (3,028)          (400)        (5,397)
   Class C................................ (1,221,867)    (1,221,867)      (230,072)      (230,072)        (1,049)       (14,121)
Net increase (decrease) resulting from
   Fund share transactions                        456    $       456        129,694    $   129,694         25,326    $   333,218
=======================================   ========================================================      ========================
                                               StocksPLUS Fund                           Strategic Balanced Fund
                                          -------------------------       ---------------------------------------------------
                                                 Year Ended 3/31/97            Year Ended 3/31/98        Period Ended 3/31/97
                                              Shares         Amount         Shares         Amount        Shares        Amount
                                          -------------------------       ---------------------------------------------------
Receipts for shares sold

   Institutional Class....................     7,685    $    91,156          2,472    $    29,336         1,003   $    10,032
   Administrative Class...................        64            746              0              0             0             0
   Class A................................       515          6,245              0              0             0             0
   Class B................................       720          8,743              0              0             0             0
   Class C................................     1,276         15,506              0              0             0             0

Shares issued in reorganization

   Class A................................         0              0              0              0             0             0
   Class B................................         0              0              0              0             0             0
   Class C................................         0              0              0              0             0             0

Issued as reinvestment of distributions

   Institutional Class....................     2,419         28,060             53            617             0             3
   Administrative Class...................         1              8              0              0             0             0
   Class A................................         5             64              0              0             0             0
   Class B................................         7             86              0              0             0             0
   Class C................................        13            156              0              0             0             0

Cost of shares redeemed

   Institutional Class....................    (3,137)        36,460            448         (5,202)            0             0
   Administrative Class...................        (5)           (58)             0              0             0             0
   Class A................................       (15)          (182)             0              0             0             0
   Class B................................        (3)           (33)             0              0             0             0
   Class C................................      (306)        (3,565)             0              0             0             0
Net increase (decrease) resulting from
   Fund share transactions                     9,239    $   110,472          2,077    $    24,751         1,003   $    10,035
=======================================   =========================       ===================================================

112 PIMCO Funds

7. Federal Income Tax Matters

As of March 31, 1998, the Funds listed in the table below had remaining capital loss carryforwards that were realized or acquired in prior years. Use of the acquired capital loss carryforwards may be limited under current tax laws. As of March 31, 1998, $13,760,932 of capital loss carryforwards in the High Yield Fund expired.

      Additionally, the Moderate Duration, Low Duration, Low Duration II, Low Duration III, Short-Term, Foreign Bond, Global Bond and Emerging Markets Bond Funds realized capital losses and/or foreign currency losses during the period November 1, 1997 through March 31, 1998 which the Fund elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $421,380, $547,213, $142,259, $26,286, $85,720, $115,196, $5,549,505 and
$161,447, respectively.

      Each Fund will resume capital gains distributions in the future to the extent gains are realized in excess of the available carryforwards.

                       Capital Loss Carryforwards (amounts in thousands)
                      --------------------------------------------------
                      Realized Losses                    Acquired Losses              Expiration
----------------------------------------------------------------------------------------------------
Total Return Fund     $            --                  $             988                03/31/04
                                   --                              8,185                03/31/02
High Yield Fund                    --                             50,541                03/31/02
                                   --                              5,495                03/31/01

8. Reorganization

Each Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):

                                                                  Value of                                     Total
                                                        Shares      Shares   Total Net      Total Net     Net Assets       Acquired
                                                     Issued by   Issued by   Assets of      Assets of   of Acquiring        Fund(s)
                                                     Acquiring   Acquiring    Acquired      Acquiring     Fund After     Unrealized
Acquiring Fund     Acquired Fund(s)            Date       Fund        Fund     Fund(s)           Fund    Acquisition   Appreciation
------------------------------------------------------------------------------------------------------------------------------------
PIMCO              PIMCO Advisors
Total Return Fund  Total Return Income
                   Fund and PIMCO Advisors
                   U.S. Government Fund    01/17/97     47,783   $ 499,338   $ 499,338   $ 12,445,156   $ 12,944,494       $  5,236

PIMCO              PIMCO Advisors
Low Duration Fund  Short-Intermediate
                   Fund                    01/17/97     11,967   $ 120,271   $ 120,271   $  2,829,201   $  2,949,472       $    448

PIMCO              PIMCO Advisors
High Yield Fund    High Income Fund        01/17/97     25,309   $ 283,718   $ 283,718   $    791,932   $  1,075,650       $ 12,610

PIMCO              PIMCO Advisors
Money Market Fund  Money Market Fund       01/17/97     69,202   $  69,202   $  69,202   $     25,027   $     94,229       $    --

On January 17, 1997 the Global Bond Fund II, previously known as the Global Income Fund, a portfolio in the PIMCO Advisors Funds, was reorganized as a portfolio of the PIMCO Funds: Pacific Investment Management Series pursuant to an agreement and plan of reorganization approved by the Fund's shareholders. In connection with the reorganization the year end date of the Fund was changed from September 30 to March 31.


                                                          1998 Annual Report 113

March 31, 1998


9.  Retail Class Summaries

The following amounts relate to items accumulated in the Statement of Assets and Liabilities, the Statement of Operations and the Statement of Changes in Net Assets (amounts in thousands):

                                                                                                              Long-Term U.S.
                                         Total Return Fund      Low Duration Fund       Short-Term Fund         Gov't Fund
                                       ---------------------  ---------------------  ---------------------  ---------------------
                                       Year Ended Year Ended  Year Ended Year Ended  Year Ended Year Ended  Year Ended Year Ended
                                          3/31/98    3/31/97     3/31/98    3/31/97     3/31/98    3/31/97     3/31/98    3/31/97
                                       ---------------------  ---------------------  ---------------------  ---------------------
Shares Issued and Outstanding:

   Class A...................              50,287     11,268      10,761      5,945       2,403        253         583        128
   Class B...................              17,607      7,217       1,732        531         125         11         711         48
   Class C...................              38,151     32,039       6,756      6,372         672        136         686         29
                                          106,045     50,524      19,249     12,848       3,200        400       1,980        205

Distribution and Servicing Fees:

   Class A...................          $      679   $     47  $      193   $     28  $       23   $      1  $        8   $      0
   Class B...................               1,153        140          96          9           8          0          28          0
   Class C...................               3,511        667         461         93          22          0          27          0
                                       $    5,343   $    854  $      750   $    130  $       53   $      1  $       63   $      0

Distributions to Shareholders:

From net investment income

   Class A...................          $   14,462   $  1,116  $    4,396   $    618  $      498   $     10  $      183   $     10
   Class B...................               5,314        717         474         48          37          1         133          2
   Class C...................              16,492      3,419       3,236        636         216          4         127          1

In excess of net investment income

   Class A...................                 397         28         154         18           9          0           0          0
   Class B...................                 146         18          16          1           1          0           0          0
   Class C...................                 453         85         113         19           3          0           0          0

From net realized capital gains

   Class A...................               8,102          0         280          0          15          0          27          0
   Class B...................               3,479          0          34          0           1          0          25          0
   Class C...................               9,011          0         182          0           9          0          26          0

In excess of net realized capital gains

   Class A...................                   0          0           0          0           0          0           0          0
   Class B...................                   0          0           0          0           0          0           0          0
   Class C...................                   0          0           0          0           0          0           0          0

Tax basis return of capital

   Class A...................                   0          0           0          0           0          0           0          0
   Class B...................                   0          0           0          0           0          0           0          0
   Class C...................                   0          0           0          0           0          0           0          0
                                       $   57,856   $  5,383  $    8,885   $  1,340  $      789   $     15  $      521   $     13

                                             Real Return
                                              Bond Fund             Foreign Bond Fund
                                        ----------------------   -----------------------
                                                   Period from
                                        Year Ended     1/29/97   Year Ended   Year Ended
                                           3/31/98  to 3/31/97      3/31/98      3/31/97
                                        ----------------------   -----------------------
Shares Issued and Outstanding:

   Class A...................                   38           0          892           68
   Class B...................                  153          51          990          117
   Class C...................                   50          15        1,591          172
                                               241          66        3,473          357


Distribution and Servicing Fees:

   Class A...................           $        1    $      0   $       10     $      0
   Class B...................                   10           0           58            1
   Class C...................                    4           0           91            1
                                        $       15    $      0   $      159     $      2

Distributions to Shareholders:

From net investment income

   Class A...................           $       18    $      0   $      249     $      1
   Class B...................                   32           1          311            2
   Class C...................                   21           0          485            3

In excess of net investment income

   Class A...................                    1           0            0            0
   Class B...................                    2           0            0            0
   Class C...................                    2           0            0            0

From net realized capital gains

   Class A...................                    6           0          161            0
   Class B...................                   14           0          238            0
   Class C...................                   11           0          362            0

In excess of net realized capital gains

   Class A...................                    0           0            0            0
   Class B...................                    0           0            0            0
   Class C...................                    0           0            0            0

Tax basis return of capital

   Class A...................                    0           0            0            0
   Class B...................                    0           0            0            0
   Class C...................                    0           0            0            0
                                        $      107    $      1   $    1,806     $      6

                                                               Emerging
                                                                Market
                                            Global Bond          Bond
                                              Fund II            Fund          High Yield Fund        Money Market Fund
                                       ---------------------  -----------  ----------------------  -----------------------
                                                  Six Months  Period from
                                       Year Ended      Ended      7/31/97  Year Ended  Year Ended  Year Ended   Year Ended
                                          3/31/98    3/31/97   to 3/31/98     3/31/98     3/31/97     3/31/98      3/31/97
                                       ---------------------  -----------  ----------------------  -----------------------
Shares Issued and Outstanding:

   Class A.........................           688        706           34      6,077        2,602      41,376       43,589
   Class B.........................           449        362           31     13,388        5,431       2,937        3,143
   Class C.........................           616        491           14     24,429       18,499      55,697       85,398
                                            1,753      1,559           79     43,894       26,532     100,010      132,130
===================================    =====================  ===========  ======================  =======================

Distribution and Servicing Fees:

   Class A.........................    $       21   $     10  $         0  $     122     $     15  $       38     $      5
   Class B.........................            43         19            1      1,013          111          28            4
   Class C.........................            57         23            1      2,416          412          59           12
                                       $      121   $     52  $         2  $   3,551     $    538  $      125     $     21
===================================    =====================  ===========  ======================  =======================

Distributions to Shareholders:

From net investment income

   Class A.........................    $      411   $    151  $         9  $   3,926     $    502  $    1,970     $    263
   Class B.........................           182         56            6      7,402          820         115           16
   Class C.........................           240         69            4     17,859        3,086       3,020          617

In excess of net investment income

   Class A.........................             0          0            0          0            0           1            0
   Class B.........................             0          0            0          0            0           0            0
   Class C.........................             0          0            0          0            0           1            0

From net realized capital gains

   Class A.........................           856        302            3          0            0           0            0
   Class B.........................           598        133            4          0            0           0            0
   Class C.........................           783        165            2          0            0           0            0

In excess of net realized capital gains

   Class A.........................             0          0            0        500            0           0            0
   Class B.........................             0          0            0        944            0           0            0
   Class C.........................             0          0            0      1,935            0           0            0

Tax basis return of capital

   Class A.........................             0          0            0          0            0           0            0
   Class B.........................             0          0            0          0            0           0            0
   Class C.........................             0          0            0          0            0           0            0
                                       $    3,070   $    876  $        28  $  32,566     $  4,408  $    5,107     $    896
===================================    =====================  ===========  ======================  =======================

                                            StocksPLUS Fund
                                       -------------------------
                                        Year Ended    Year Ended
                                           3/31/98       3/31/97
                                       -------------------------
Shares Issued and Outstanding:

   Class A.........................          4,478           505
   Class B.........................          7,068           724
   Class C.........................          6,909           983
                                            18,455         2,212
===================================    =========================

Distribution and Servicing Fees:

   Class A.........................    $        84       $     2
   Class B.........................            447             8
   Class C.........................            377            11
                                       $       908       $    21
===================================    =========================

Distributions to Shareholders:

From net investment income

   Class A.........................    $     4,008       $    70
   Class B.........................          5,278            93
   Class C.........................          5,834           161

In excess of net investment income

   Class A.........................              0             0
   Class B.........................              0             0
   Class C.........................              0             0

From net realized capital gains

   Class A.........................          3,306             0
   Class B.........................          4,591             0
   Class C.........................          4,963             0

In excess of net realized capital gains

   Class A.........................              0             0
   Class B.........................              0             0
   Class C.........................              0             0

Tax basis return of capital

   Class A.........................              0             0
   Class B.........................              0             0
   Class C.........................              0             0
-----------------------------------    -------------------------
                                       $    27,980       $   324
===================================    =========================


                                                          1998 Annual Report 115

March 31, 1998


10. Financial Highlights - Retail Classes

                                Net Asset                  Net Realized    Total        Dividends   Dividends in
                                Value                      and Unrealized  Income from  from Net    Excess of Net
Selected Per Share Data for     Beginning   Net Investment Gain (Loss) on  Investment   Investment  Investment
the Year or Period Ended:       of Period   Income         Investments     Operations   Income      Income
                                ---------   -------------- --------------  -----------  ----------  -------------
Total Return Fund
   Class A
   03/31/98...................   $   10.27   $   0.58(a)     $   0.63(a)    $   1.21     $  (0.57)   $  (0.02)
   01/13/97-03/31/97..........       10.40       0.12           (0.12)          0.00        (0.13)       0.00
   Class B
   03/31/98...................       10.27       0.50(a)         0.63(a)        1.13        (0.50)      (0.01)
   01/13/97-03/31/97..........       10.40       0.11           (0.12)         (0.01)       (0.12)       0.00
   Class C
   03/31/98...................       10.27       0.51(a)         0.63(a)        1.14        (0.51)      (0.01)
   01/13/97-03/31/97..........       10.40       0.11           (0.12)         (0.01)       (0.12)       0.00

Low Duration Fund
   Class A
   03/31/98...................   $    9.98   $   0.60(a)     $   0.23(a)    $   0.83     $  (0.58)   $  (0.02)
   01/13/97-03/31/97..........       10.02       0.12           (0.03)          0.09        (0.12)      (0.01)
   Class B
   03/31/98...................        9.98       0.53(a)         0.22(a)        0.75        (0.50)      (0.02)
   01/13/97-03/31/97..........       10.02       0.10           (0.03)          0.07        (0.11)       0.00
   Class C
   03/31/98...................        9.98       0.55(a)         0.23(a)        0.78        (0.53)      (0.02)
   01/13/97-03/31/97..........       10.02       0.11           (0.03)          0.08        (0.11)      (0.01)

Short-Term Fund
   Class A
   03/31/98...................   $   10.00   $   0.55(a)     $   0.09(a)    $   0.64     $  (0.56)   $  (0.01)
   01/20/97-03/31/97..........       10.04       0.10           (0.03)          0.07        (0.10)      (0.01)
   Class B
   03/31/98...................       10.00       0.50(a)         0.08(a)        0.58        (0.50)      (0.01)
   01/20/97-03/31/97..........       10.04       0.09           (0.03)          0.06        (0.10)       0.00
   Class C
   03/31/98...................       10.00       0.54(a)         0.07(a)        0.61        (0.53)      (0.01)
   01/20/97-03/31/97..........       10.04       0.09           (0.03)          0.06        (0.10)       0.00

Long-Term U.S. Government Fund
   Class A
   03/31/98...................   $    9.39   $   0.48(a)     $   1.34(a)    $   1.82     $  (0.58)   $   0.00
   01/20/97-03/31/97..........        9.67       0.32           (0.47)         (0.15)       (0.13)       0.00
   Class B
   03/31/98...................        9.39       0.39(a)         1.35(a)        1.74        (0.50)       0.00
   01/20/97-03/31/97..........        9.67       0.29           (0.47)         (0.18)       (0.10)       0.00
   Class C
   03/31/98...................        9.39       0.39(a)         1.35(a)        1.74        (0.50)       0.00
   01/20/97-03/31/97..........        9.67       0.29           (0.47)         (0.18)       (0.10)       0.00

+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

116  PIMCO Funds

                               Distributions  Distributions
                               from Net       in Excess of   Tax Basis                 Net Asset
Selected Per Share Data for    Realized       Net Realized   Return of  Total          Value End                 Net Assets End
the Year or Period Ended:      Capital Gains  Capital Gains  Capital    Distributions  of Period   Total Return  of Period (000s)
                               -------------  -------------  ---------  -------------  ---------   ------------  ----------------
Total Return Fund
   Class A
   03/31/98................    $  (0.27)        $   0.00     $   0.00    $  (0.86)     $   10.62       12.11%      $533,893
   01/13/97-03/31/97.......        0.00             0.00         0.00       (0.13)         10.27        0.02        115,742
   Class B
   03/31/98................       (0.27)            0.00         0.00       (0.78)         10.62       11.26        186,932
   01/13/97-03/31/97.......        0.00             0.00         0.00       (0.12)         10.27       (0.10)        74,130
   Class C
   03/31/98................       (0.27)            0.00         0.00       (0.79)         10.62       11.28        405,037
   01/13/97-03/31/97.......        0.00             0.00         0.00       (0.12)         10.27       (0.11)       329,104

Low Duration Fund
   Class A
   03/31/98................    $  (0.03)        $   0.00     $   0.00    $  (0.63)     $   10.18        8.49%      $109,531
   01/13/97-03/31/97.......        0.00             0.00         0.00       (0.13)          9.98        0.85         59,348
   Class B
   03/31/98................       (0.03)            0.00         0.00       (0.55)         10.18        7.68         17,624
   01/13/97-03/31/97.......        0.00             0.00         0.00       (0.11)          9.98        0.68          5,296
   Class C
   03/31/98................       (0.03)            0.00         0.00       (0.58)         10.18        8.01         68,766
   01/13/97-03/31/97.......        0.00             0.00         0.00       (0.12)          9.98        0.75         63,606

Short-Term Fund
   Class A
   03/31/98................    $  (0.01)        $   0.00     $   0.00    $  (0.58)     $   10.06        6.64%      $ 24,182
   01/20/97-03/31/97.......        0.00             0.00         0.00       (0.11)         10.00        0.66          2,533
   Class B
   03/31/98................       (0.01)            0.00         0.00       (0.52)         10.06        5.96          1,258
   01/20/97-03/31/97.......        0.00             0.00         0.00       (0.10)         10.00        0.58            114
   Class C
   03/31/98................       (0.01)            0.00         0.00       (0.55)         10.06        6.33          6,763
   01/20/97-03/31/97.......        0.00             0.00         0.00       (0.10)         10.00        0.63          1,359

Long-Term U.S. Government Fund
   Class A
   03/31/98................    $  (0.06)        $   0.00     $   0.00    $  (0.64)     $   10.57       19.78%      $  6,161
   01/20/97-03/31/97.......        0.00             0.00         0.00       (0.13)          9.39       (1.72)         1,204
   Class B
   03/31/98................       (0.06)            0.00         0.00       (0.56)         10.57       18.85          7,516
   01/20/97-03/31/97.......        0.00             0.00         0.00       (0.10)          9.39       (1.92)           454
   Class C
   03/31/98................       (0.06)            0.00         0.00       (0.56)         10.57       18.86          7,258
   01/20/97-03/31/97.......        0.00             0.00         0.00       (0.10)          9.39       (1.83)           275


                                                Ratio of Net
                                Ratio of        Investment
                                Expenses to     Income to
Selected Per Share Data for     Average Net     Average Net     Portfolio
the Year or Period Ended:       Assets          Assets          Turnover Rate
                                -----------     -----------     -------------
Total Return Fund
   Class A
   03/31/98................       0.90%           5.46%            206%
   01/13/97-03/31/97.......       0.91+           6.08+            173
   Class B
   03/31/98................       1.65            4.74             206
   01/13/97-03/31/97.......       1.67+           5.28+            173
   Class C
   03/31/98................       1.65            4.83             206
   01/13/97-03/31/97.......       1.67+           5.32+            173

Low Duration Fund
   Class A
   03/31/98................       0.90%           5.93%            309%
   01/13/97-03/31/97.......       0.91+           5.84+            240
   Class B
   03/31/98................       1.65            5.16             309
   01/13/97-03/31/97.......       1.67+           5.03+            240
   Class C
   03/31/98................       1.40            5.46             309
   01/13/97-03/31/97.......       1.42+           5.36+            240

Short-Term Fund
   Class A
   03/31/98................       0.85%           5.48%             48%
   01/20/97-03/31/97.......       0.86+           5.07+             77
   Class B
   03/31/98................       1.60            4.97              48
   01/20/97-03/31/97.......       1.62+           4.83+             77
   Class C
   03/31/98................       1.15            5.33              48
   01/20/97-03/31/97.......       1.14+           4.78+             77

Long-Term U.S. Government Fund
   Class A
   03/31/98................       0.91%           4.49%            177%
   01/20/97-03/31/97.......       1.12+           6.91+            402
   Class B
   03/31/98................       1.66            3.77             177
   01/20/97-03/31/97.......       1.87+           4.95+            402
   Class C
   03/31/98................       1.66            3.77             177
   01/20/97-03/31/97.......       1.88+           5.52+            402


1998 Annual Report  117

March 31, 1998


                             Net Asset                   Net Realized       Total         Dividends     Dividends in
                             Value                       and Unrealized     Income from   from Net      Excess of Net
Selected Per Share Data for  Beginning   Net Investment  Gain (Loss) on     Investment    Investment    Investment
the Year or Period Ended:    of Period   Income          Investments        Operations    Income        Income
                             ----------  --------------- ---------------    ------------  -----------   --------------
Real Return Bond Fund
   Class A
   03/31/98...............   $    9.93   $   0.40(a)     $   0.03(a)        $   0.43      $  (0.42)     $  (0.03)
   01/29/97-03/31/97......       10.00       0.11(a)        (0.10)(a)           0.01         (0.08)         0.00
   Class B
   03/31/98...............        9.93       0.33(a)         0.03(a)            0.36         (0.36)        (0.02)
   01/29/97-03/31/97......       10.00       0.09           (0.10)             (0.01)        (0.06)         0.00
   Class C
   03/31/98...............        9.93       0.35(a)         0.04(a)            0.39         (0.38)        (0.03)
   01/29/97-03/31/97......       10.00       0.09           (0.10)             (0.01)        (0.06)         0.00

Foreign Bond Fund
   Class A
   03/31/98...............   $   10.41   $   0.61(a)     $   0.62(a)        $   1.23      $  (0.59)     $   0.00
   01/20/97-03/31/97......       10.59       0.59           (0.72)             (0.13)        (0.05)         0.00
   Class B
   03/31/98...............       10.41       0.53(a)         0.61(a)            1.14         (0.50)         0.00
   01/20/97-03/31/97......       10.59       0.58           (0.72)             (0.14)        (0.04)         0.00
   Class C
   03/31/98...............       10.41       0.52(a)         0.62(a)            1.14         (0.50)         0.00
   01/20/97-03/31/97......       10.59       0.58           (0.72)             (0.14)        (0.04)         0.00

Global Bond Fund II
   Class A
   03/31/98...............   $   10.84   $   0.64(a)     $   0.51(a)        $   1.15      $   0.00      $  (0.54)
   10/01/96-03/31/97......       10.96       0.66           (0.16)              0.50         (0.22)         0.00
   09/30/96...............       10.00       0.32(b)         0.95               1.27         (0.31)         0.00
   Class B
   03/31/98...............       10.84       0.66(a)         0.41(a)            1.07          0.00         (0.46)
   10/01/96-03/31/97......       10.96       0.62           (0.16)              0.46         (0.18)         0.00
   09/30/96...............       10.00       0.30(b)         0.92               1.22         (0.26)         0.00
   Class C
   03/31/98...............       10.84       0.55(a)         0.52(a)            1.07          0.00         (0.46)
   10/01/96-03/31/97......       10.96       0.62           (0.16)              0.46         (0.18)         0.00
   09/30/96...............       10.00       0.30(b)         0.92               1.22         (0.26)         0.00

Emerging Markets Bond Fund
   Class A
   07/31/97-03/31/98......   $   10.00   $   0.44(a)     $  (0.18)(a)       $   0.26      $  (0.44)     $   0.00
   Class B
   07/31/97-03/31/98......       10.00       0.40(a)        (0.20)(a)           0.20         (0.38)         0.00
   Class C
   07/31/97-03/31/98......       10.00       0.38(a)        (0.18)(a)           0.20         (0.38)         0.00

High Yield Fund
   Class A
   03/31/98...............   $   11.10   $   0.93(a)     $   0.66(a)        $   1.59      $  (0.94)     $   0.00
   01/13/97-03/31/97......       11.18       0.17           (0.05)              0.12         (0.20)         0.00
   Class B
   03/31/98...............       11.10       0.84(a)         0.66(a)            1.50         (0.85)         0.00
   01/13/97-03/31/97......       11.18       0.15           (0.05)              0.10         (0.18)         0.00
   Class C
   03/31/98...............       11.10       0.85(a)         0.65(a)            1.50         (0.85)         0.00
   01/13/97-03/31/97......       11.18       0.15           (0.05)              0.10         (0.18)         0.00


+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Reflects voluntary waiver of investment advisory fee of $12,041 (.01 per share) by the Advisor.
(c) The Ratio of Expenses to Average Net Assets without the waiver would have been 1.57%.
(d) The Ratio of Net Investment Income to Average Net Assets without the waiver would have been 4.58%.

118     PIMCO Funds


                             Distributions   Distributions
                             from Net        in Excess of    Tax Basis                    Net Asset
Selected Per Share Data for  Realized        Net Realized    Return of    Total           Value End
the Year or Period Ended:    Capital Gains   Capital Gains   Capital      Distributions   of Period    Total Return
                             --------------  --------------  ----------   --------------  ----------   -------------
Real Return Bond Fund
   Class A
   03/31/98................  $  (0.14)       $   0.00        $   0.00     $  (0.59)       $    9.77        4.12%
   01/29/97-03/31/97.......      0.00            0.00            0.00        (0.08)            9.93        0.15
   Class B
   03/31/98................     (0.14)           0.00            0.00        (0.52)            9.77        3.50
   01/29/97-03/31/97.......      0.00            0.00            0.00        (0.06)            9.93       (0.08)
   Class C
   03/31/98................     (0.14)           0.00            0.00        (0.55)            9.77        3.73
   01/29/97-03/31/97.......      0.00            0.00            0.00        (0.06)            9.93       (0.07)

Foreign Bond Fund
   Class A
   03/31/98................  $  (0.31)       $   0.00        $   0.00     $  (0.90)       $   10.74       12.14%
   01/20/97-03/31/97.......      0.00            0.00            0.00        (0.05)           10.41       (1.21)
   Class B
   03/31/98................     (0.31)           0.00            0.00        (0.81)           10.74       11.29
   01/20/97-03/31/97.......      0.00            0.00            0.00        (0.04)           10.41       (1.34)
   Class C
   03/31/98................     (0.31)           0.00            0.00        (0.81)           10.74       11.29
   01/20/97-03/31/97.......      0.00            0.00            0.00        (0.04)           10.41       (1.32)

Global Bond Fund II
   Class A
   03/31/98................  $  (1.53)       $   0.00        $   0.00     $  (2.07)       $    9.92       11.21%
   10/01/96-03/31/97.......     (0.40)           0.00            0.00        (0.62)           10.84        4.55
   09/30/96................      0.00            0.00            0.00        (0.31)           10.96       15.01
   Class B
   03/31/98................     (1.53)           0.00            0.00        (1.99)            9.92       10.39
   10/01/96-03/31/97.......     (0.40)           0.00            0.00        (0.58)           10.84        4.17
   09/30/96................      0.00            0.00            0.00        (0.26)           10.96       14.54
   Class C
   03/31/98................     (1.53)           0.00            0.00        (1.99)            9.92       10.39
   10/01/96-03/31/97.......     (0.40)           0.00            0.00        (0.58)           10.84        4.17
   09/30/96................      0.00            0.00            0.00        (0.26)           10.96       14.54

Emerging Markets Bond Fund
   Class A
   07/31/97-03/31/98.......  $  (0.15)       $   0.00        $   0.00     $  (0.59)       $    9.67        2.84%
   Class B
   07/31/97-03/31/98.......     (0.15)           0.00            0.00        (0.53)            9.67        2.29
   Class C
   07/31/97-03/31/98.......     (0.15)           0.00            0.00        (0.53)            9.67        2.29

High Yield Fund
   Class A
   03/31/98................  $   0.00        $  (0.09)       $   0.00     $  (1.03)       $   11.66       14.80%
   01/13/97-03/31/97.......      0.00            0.00            0.00        (0.20)           11.10        1.06
   Class B
   03/31/98................      0.00           (0.09)           0.00        (0.94)           11.66       13.94
   01/13/97-03/31/97.......      0.00            0.00            0.00        (0.18)           11.10        0.86
   Class C
   03/31/98................      0.00           (0.09)           0.00        (0.94)           11.66       13.95
   01/13/97-03/31/97.......      0.00            0.00            0.00        (0.18)           11.10        0.88


                                                                 Ratio of Net
                                                 Ratio of        Investment
                                                 Expenses to     Income to
Selected Per Share Data for    Net Assets End    Average Net     Average Net    Portfolio
the Year or Period Ended:      of Period (000s)  Assets          Assets         Turnover Rate
                               ----------------- ------------    -------------  --------------
Real Return Bond Fund
   Class A
   03/31/98.................   $    370          0.92%           4.06%             967%
   01/29/97-03/31/97........          1          0.90+           6.14+             160
   Class B
   03/31/98.................      1,496          1.67            3.32              967
   01/29/97-03/31/97........        509          1.59+           3.43+             160
   Class C
   03/31/98.................        490          1.42            3.56              967
   01/29/97-03/31/97........        148          1.62+           5.13+             160

Foreign Bond Fund
   Class A
   03/31/98.................   $  9,582          0.95%           5.88%             280%
   01/20/97-03/31/97........        704          0.97+           4.95+             984
   Class B
   03/31/98.................     10,631          1.70            5.13              280
   01/20/97-03/31/97........      1,221          1.75+           3.73+             984
   Class C
   03/31/98.................     17,080          1.70            5.13              280
   01/20/97-03/31/97........      1,788          1.76+           4.09+             984

Global Bond Fund II
   Class A
   03/31/98.................   $  6,816          0.95%           5.88%             369%
   10/01/96-03/31/97........      7,652          2.05+           5.60+             307
   09/30/96.................      7,360          1.27(c)         4.88(d)         1,246
   Class B
   03/31/98.................      4,473          1.70            5.12              369
   10/01/96-03/31/97........      3,925          2.57+           4.22+             307
   09/30/96.................      3,240          2.49(c)         4.07(d)         1,246
   Class C
   03/31/98.................      6,096          1.70            5.12              369
   10/01/96-03/31/97........      5,323          2.43+           4.14+             307
   09/30/96.................      3,459          2.49(c)         4.09(d)         1,246

Emerging Markets Bond Fund
   Class A
   07/31/97-03/31/98........   $    317          1.26%+          6.93%+            695%
   Class B
   07/31/97-03/31/98........        304          2.01+           6.33+             695
   Class C
   07/31/97-03/31/98........        136          2.01+           6.11+             695

High Yield Fund
   Class A
   03/31/98.................   $ 70,858          0.90%           8.02%              37%
   01/13/97-03/31/97........     28,873          0.92+           8.28+              67
   Class B
   03/31/98.................    156,099          1.65            7.27               37
   01/13/97-03/31/97........     60,269          1.67+           7.52+              67
   Class C
   03/31/98.................    284,836          1.65            7.36               37
   01/13/97-03/31/97........    205,297          1.68+           7.56+              67


                                                      1998 Annual Report     119

March 31, 1998

                              Net Asset                      Net Realized      Total         Dividends   Dividends in
                              Value                          and Unrealized    Income from   from Net    Excess of Net
Selected Per Share Data for   Beginning    Net Investment    Gain (Loss) on    Investment    Investment  Investment
  the Year or Period Ended:   of Period    Income            Investments       Operations    Income      Income
                              ---------    --------------    --------------    -----------   ----------  -------------
Money Market Fund
   Class A
   03/31/98................. $    1.00      $   0.05(a)       $   0.00(a)       $   0.05     $  (0.05)    $   0.00
   01/13/97-03/31/97........      1.00          0.01              0.00              0.01        (0.01)        0.00
   Class B
   03/31/98.................      1.00          0.04(a)           0.00(a)           0.04        (0.04)        0.00
   01/13/97-03/31/97........      1.00          0.01              0.00              0.01        (0.01)        0.00
   Class C
   03/31/98.................      1.00          0.05(a)           0.00(a)           0.05        (0.05)        0.00
   01/13/97-03/31/97........      1.00          0.01              0.00              0.01        (0.01)        0.00

StocksPLUS Fund
   Class A
   03/31/98................. $   11.46      $   1.66(a)       $   3.41(a)       $   5.07     $  (1.38)    $   0.00
   01/20/97-03/31/97........     11.91         (0.10)            (0.20)            (0.30)       (0.15)        0.00
   Class B
   03/31/98.................     11.44          1.61(a)           3.35(a)           4.96        (1.30)        0.00
   01/20/97-03/31/97........     11.91         (0.13)            (0.20)            (0.33)       (0.14)        0.00
   Class C
   03/31/98.................     11.45          1.64(a)           3.35(a)           4.99        (1.32)        0.00
   01/20/97-03/31/97........     11.91         (0.12)(a)         (0.20)(a)         (0.32)       (0.14)        0.00

+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

120  PIMCO Funds

PIMCO Funds

1998 Annual Report



                              Distributions   Distributions
                              from Net        in Excess of     Tax Basis                     Net Asset
Selected Per Share Data for   Realized        Net Realized     Return of     Total           Value End
  the Year or Period Ended:   Capital Gains   Capital Gains    Capital       Distributions   of Period   Total Return
                              -------------   -------------    ---------     -------------   ---------   ------------
Money Market Fund
   Class A
   03/31/98.................... $   0.00       $   0.00        $   0.00        $  (0.05)      $    1.00      5.10%
   01/13/97-03/31/97...........     0.00           0.00            0.00           (0.01)           1.00      1.01
   Class B
   03/31/98....................     0.00           0.00            0.00           (0.04)           1.00      4.21
   01/13/97-03/31/97...........     0.00           0.00            0.00           (0.01)           1.00      0.83
   Class C
   03/31/98....................     0.00           0.00            0.00           (0.05)           1.00      5.14
   01/13/97-03/31/97...........     0.00           0.00            0.00           (0.01)           1.00      1.02

StocksPLUS Fund
   Class A
   03/31/98.................... $  (1.09)      $   0.00        $   0.00        $  (2.47)      $   14.06     47.07%
   01/20/97-03/31/97...........     0.00           0.00            0.00           (0.15)          11.46     (2.59)
   Class B
   03/31/98....................    (1.09)          0.00            0.00           (2.39)          14.01     46.11
   01/20/97-03/31/97...........     0.00           0.00            0.00           (0.14)          11.44     (2.81)
   Class C
   03/31/98....................    (1.09)          0.00            0.00           (2.41)          14.03     46.38
   01/20/97-03/31/97...........     0.00           0.00            0.00           (0.14)          11.45     (2.71)


                                                                  Ratio of Net
                                                   Ratio of       Investment
                                                   Expenses to    Income to
Selected Per Share Data for    Net Assets End      Average Net    Average Net        Portfolio
  the Year or Period Ended:    of Period (000s)    Assets         Assets             Turnover Rate
                               ----------------    -----------    ------------       -------------
Money Market Fund
   Class A
   03/31/98........................ $41,375          0.60%          5.02%               N/A
   01/13/97-03/31/97...............  43,589          0.57+          4.44+               N/A
   Class B
   03/31/98........................   2,937          1.50           4.15                N/A
   01/13/97-03/31/97...............   3,143          1.41+          3.62+               N/A
   Class C
   03/31/98........................  55,696          0.60           5.05                N/A
   01/13/97-03/31/97...............  85,398          0.58+          4.47+               N/A

StocksPLUS Fund
   Class A
   03/31/98........................ $62,970          1.05%         13.34%                30%
   01/20/97-03/31/97...............   5,790          1.10+        (10.69)+               47
   Class B
   03/31/98........................  99,039          1.80          12.60                 30
   01/20/97-03/31/97...............   8,281          1.88+        (15.13)+               47
   Class C
   03/31/98........................  96,960          1.55          12.85                 30
   01/20/97-03/31/97...............  11,254          1.65+        (12.79)+               47


                                                         1998 Annual Report  121

Report of Independent Accountants


To the Trustees and Shareholders of the PIMCO Funds:
Pacific Investment Management Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Total Return Fund, Total Return Fund II, Total Return Fund III, Total Return Mortgage Fund, Moderate Duration Fund, Low Duration Fund, Low Duration Fund II, Low Duration Fund III, Low Duration Mortgage Fund, Short-Term Fund, Long-Term U.S. Government Fund, Real Return Bond Fund, Foreign Bond Fund, Global Bond Fund, Global Bond Fund II, Emerging Markets Bond Fund, High Yield Fund, Money Market Fund, StocksPLUS Fund and Strategic Balanced Fund (hereafter referred to as the "Funds") at March 31, 1998, and the results of each of their operations, the changes in each of their net assets and cash flows for the Low Duration Mortgage Fund, Long-Term U.S. Government Fund, Real Return Bond Fund, Foreign Bond Fund, Global Bond Fund and Global Bond Fund II and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
May 22, 1998


122  PIMCO Funds

Federal Income Tax Information
(unaudited)


As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (March 31,1998) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Fund's fiscal 1998 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Total Return Fund                                        0.12%
Moderate Duration Fund                                   2.31%
High Yield Fund                                          4.03%
Strategic Balanced Fund                                  0.10%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 1999, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1998.


1998 Annual Report                                                           123

Pacific Investment Management Company is responsible for the manangement and administration of the PIMCO Funds. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $118 billion on behalf of mutual fund and institutional clients located around the world.

Pacific Investment Management Company is one of seven investment advisory firms which form PIMCO Advisors Holdings L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management in excess of $200 billion. Widely recognized for providing consistent performance and high-quality client service, the seven affilated firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Columbus Circle Investors/Stamford, Connecticut
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
Blairlogie Capital Management/Edinburgh, Scotland

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."


Trustees and Officers

      Brent R. Harris Chairman and Trustee
      R. Wesley Burns President and Trustee
      Guilford C. Babcock Trustee
      Vern O. Curtis Trustee
      Thomas P. Kemp Trustee
      William J. Popejoy Trustee
      Garlin G. Flynn Secretary
      John P. Hardaway Treasurer

Investment Advisor and Administrator

      Pacific Investment Management Company
      840 Newport Center Drive, Suite 300
      Newport Beach, California 92660

Transfer Agent and Custodian

      Investors Fiduciary Trust Company
      801 Pennsylvania
      Kansas City, Missouri 64105

Counsel

      Dechert Price & Rhoads
      1775 Eye Street, N.W.
      Washington, D.C. 20006-2401

Independent Accountants

      Price Waterhouse LLP
      1055 Broadway
      Kansas City, Missouri 64105

PIMCO

840 NEWPORT CENTER DRIVE, SUITE 360
NEWPORT BEACH, CA 92660
800.927.4648


This report is submitted for the general information of the shareholders of the PIMCO Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Funds, which contains information covering its investment policies as well as other pertinent information.